UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-04118

Fidelity Securities Fund

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2021

Item 1.

Reports to Stockholders

Fidelity® OTC Portfolio

Annual Report

July 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® OTC Portfolio	41.90%	26.68%	20.55%
Class K	42.05%	26.82%	20.69%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® OTC Portfolio, a class of the fund, on July 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Nasdaq Composite Index® performed over the same period.

Period Ending Values
$64,822	Fidelity® OTC Portfolio
$59,552	Nasdaq Composite Index®

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 36.45% for the 12 months ending July 31, 2021, as U.S. equities continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. A confluence of powerful forces propelled risk assets, returning the stock market to pre-pandemic highs by late August 2020. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. This backdrop fueled a sharp rotation, with small-cap value usurping leadership from large growth. As part of the “reopening” theme, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies that stood to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through July, driven by corporate earnings. Notably, this leg saw momentum shift back to large growth, as easing rates and a hawkish Fed stymied the reflation trade. By sector, financials (+55%) led, driven by banks (+63%), whereas utilities (+12%) and consumer staples (+18%) notably lagged.

Comments from Portfolio Manager Christopher Lin:  For the fiscal year ending July 31, 2021, the fund's share classes gained about 42%, outperforming the 37.53% advance of the benchmark NASDAQ Composite Index. The primary contributor to performance versus the benchmark was our security selection in the consumer discretionary sector. Favorable investment choices and an overweighting in the communication services sector, especially picks among media & entertainment stocks, also lifted the fund's relative result. Also boosting the portfolio’s return was security selection in information technology. The biggest individual relative contributor was an overweight position in Alphabet (+81%), one of our biggest holdings the past 12 months. Also lifting performance was timely ownership of Tesla, which gained 140%. The company was among the fund’s largest holdings earlier in the period. However, we significantly reduced the position in the first quarter and sold out completely in Q2. Another notable relative contributor was an outsized stake in Marvell Technology (+28%), which changed its name from Marvell Technology Group after the company’s merger with Inphi on April 20. Conversely, the biggest detractor from performance versus the benchmark was subpar stock picking in energy. Weak investment choices in the health care sector also hindered relative performance. Our largest individual relative detractor was an out-of-benchmark stake in Reliance Industries (-1%), which was among the fund's biggest holdings. The fund's non-benchmark exposure to Tencent Holdings returned -10% and detracted from our relative result. Avoiding Moderna, a benchmark component that gained roughly 365%, also pressured relative performance this period. Notable changes in positioning include decreased exposure to the consumer discretionary sector and a higher allocation to communication services stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2021

% of fund's net assets
Apple, Inc.	10.7
Microsoft Corp.	10.5
Alphabet, Inc. Class A	9.3
Amazon.com, Inc.	6.8
Facebook, Inc. Class A	5.1
NVIDIA Corp.	3.0
Alphabet, Inc. Class C	2.9
Twitter, Inc.	2.2
Marvell Technology, Inc.	2.0
Reliance Industries Ltd.	1.6
54.1

Top Five Market Sectors as of July 31, 2021

% of fund's net assets
Information Technology	42.7
Communication Services	25.1
Consumer Discretionary	15.4
Health Care	7.0
Industrials	3.0

Asset Allocation (% of fund's net assets)

As of July 31, 2021*
Stocks	98.8%
Convertible Securities	0.8%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.3%

 * Foreign investments - 11.8%

Schedule of Investments July 31, 2021

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value (000s)
COMMUNICATION SERVICES - 25.1%
Entertainment - 1.8%
Activision Blizzard, Inc.	1,219,437	$101,969
Electronic Arts, Inc.	2,347	338
Live Nation Entertainment, Inc. (a)	483,163	38,117
NetEase, Inc. ADR	14,751	1,508
Netflix, Inc. (a)	469,940	243,227
Spotify Technology SA (a)	56,733	12,973
Take-Two Interactive Software, Inc. (a)	11,615	2,014
The Walt Disney Co. (a)	856,703	150,797
		550,943
Interactive Media & Services - 23.3%
Alphabet, Inc.:
Class A (a)	1,043,537	2,811,842
Class C (a)	320,016	865,458
Facebook, Inc. Class A (a)	4,373,384	1,558,237
IAC (a)	175,024	24,029
Match Group, Inc. (a)	1,823,375	290,409
Snap, Inc. Class A (a)	3,884,234	289,065
Tencent Holdings Ltd.	181,733	10,960
Tencent Holdings Ltd. sponsored ADR	5,328,805	326,123
Twitter, Inc. (a)	9,734,271	678,965
Vimeo, Inc. (a)	284,151	12,730
Yandex NV Series A (a)	2,830,475	192,274
		7,060,092
Wireless Telecommunication Services - 0.0%
T-Mobile U.S., Inc. (a)	63,030	9,078

TOTAL COMMUNICATION SERVICES		7,620,113

CONSUMER DISCRETIONARY - 14.7%
Diversified Consumer Services - 0.0%
Duolingo, Inc.	15,800	2,216
Hotels, Restaurants & Leisure - 1.1%
Airbnb, Inc. Class A	921,843	132,755
Booking Holdings, Inc. (a)	12,178	26,527
Caesars Entertainment, Inc. (a)	167,765	14,656
Churchill Downs, Inc.	388,600	72,202
Marriott International, Inc. Class A (a)	159,547	23,291
Penn National Gaming, Inc. (a)	581,062	39,733
Wynn Resorts Ltd. (a)	123,069	12,101
		321,265
Household Durables - 0.8%
Lennar Corp. Class A	2,231,081	234,598
Internet & Direct Marketing Retail - 9.3%
Alibaba Group Holding Ltd. sponsored ADR (a)	658,729	128,577
Amazon.com, Inc. (a)	619,513	2,061,485
ContextLogic, Inc. (b)	148,391	1,475
Deliveroo PLC	20,066,000	87,441
Deliveroo PLC Class A (a)(b)(c)	1,937,626	8,888
Etsy, Inc. (a)	258,105	47,365
Farfetch Ltd. Class A (a)	1,944,300	97,448
Global-e Online Ltd. (a)	1,083,088	75,426
Meituan Class B (a)(c)	2,878,700	79,658
MercadoLibre, Inc. (a)	80,095	125,645
Pinduoduo, Inc. ADR (a)	869,600	79,664
Porch Group, Inc. Class A (a)	1,584,805	29,366
thredUP, Inc. (a)	87,470	2,087
Zomato Ltd. (d)	7,745,200	11,822
		2,836,347
Multiline Retail - 0.1%
Dollar Tree, Inc. (a)	290,411	28,980
Specialty Retail - 1.4%
Auto1 Group SE (c)	161,827	7,921
Five Below, Inc. (a)	1,051,326	204,399
Lowe's Companies, Inc.	1,077,895	207,700
		420,020
Textiles, Apparel & Luxury Goods - 2.0%
Kontoor Brands, Inc.	5,880	326
lululemon athletica, Inc. (a)	1,009,161	403,836
LVMH Moet Hennessy Louis Vuitton SE	264,192	211,530
		615,692

TOTAL CONSUMER DISCRETIONARY		4,459,118

CONSUMER STAPLES - 1.5%
Beverages - 1.3%
Diageo PLC	3,839,374	190,380
Monster Beverage Corp. (a)	1,835,663	173,140
PepsiCo, Inc.	132,963	20,869
		384,389
Food & Staples Retailing - 0.2%
Costco Wholesale Corp.	122,030	52,439
Personal Products - 0.0%
The Honest Co., Inc.	159,105	2,058

TOTAL CONSUMER STAPLES		438,886

ENERGY - 2.0%
Oil, Gas & Consumable Fuels - 2.0%
Cenovus Energy, Inc. (Canada)	166,988	1,393
EOG Resources, Inc.	13,848	1,009
Reliance Industries Ltd.	17,985,973	492,401
Reliance Industries Ltd.	998,144	18,936
Reliance Industries Ltd. sponsored GDR (c)	1,797,826	99,420
		613,159
FINANCIALS - 2.6%
Banks - 1.9%
Fifth Third Bancorp	4,232,365	153,593
Huntington Bancshares, Inc./Ohio	17,837,083	251,146
PacWest Bancorp	524,581	20,889
Signature Bank	572,346	129,905
Wintrust Financial Corp.	327,441	23,379
		578,912
Capital Markets - 0.6%
Coinbase Global, Inc. (a)(b)	192,068	45,439
S&P Global, Inc.	335,858	143,989
Wheels Up Experience, Inc.	810,464	5,835
		195,263
Diversified Financial Services - 0.1%
Ant International Co. Ltd. Class C (a)(d)(e)	6,818,398	17,046

TOTAL FINANCIALS		791,221

HEALTH CARE - 7.0%
Biotechnology - 2.4%
Alnylam Pharmaceuticals, Inc. (a)	770,812	137,929
Amgen, Inc.	155,014	37,442
Arcutis Biotherapeutics, Inc. (a)	548,580	12,798
Ascendis Pharma A/S sponsored ADR (a)	272,126	32,163
ChemoCentryx, Inc. (a)	531,999	7,863
GenSight Biologics SA (a)(b)	214,401	1,956
Ionis Pharmaceuticals, Inc. (a)	32,004	1,189
Neurocrine Biosciences, Inc. (a)	670,897	62,534
Regeneron Pharmaceuticals, Inc. (a)	544,527	312,891
Relay Therapeutics, Inc. (a)	974,390	31,609
Sarepta Therapeutics, Inc. (a)	110,575	7,495
Trevena, Inc. (a)(b)	450,653	599
Vertex Pharmaceuticals, Inc. (a)	200,263	40,369
Xencor, Inc. (a)	1,148,879	35,362
		722,199
Health Care Equipment & Supplies - 1.6%
DexCom, Inc. (a)	427,365	220,311
Figs, Inc. Class A (a)	45,549	1,658
Insulet Corp. (a)	686,068	191,886
Intuitive Surgical, Inc. (a)	52,580	52,131
Neuronetics, Inc. (a)	38,986	517
Outset Medical, Inc.	40,413	1,655
Pulmonx Corp.	26,370	1,046
Tandem Diabetes Care, Inc. (a)	193,592	21,038
		490,242
Health Care Providers & Services - 0.8%
agilon health, Inc. (a)(b)	438,410	16,129
Cigna Corp.	75,758	17,386
Guardant Health, Inc. (a)	823,359	90,405
Humana, Inc.	253,945	108,145
		232,065
Health Care Technology - 0.0%
Castlight Health, Inc. Class B (a)	46,548	108
Certara, Inc.	225,371	6,132
		6,240
Life Sciences Tools & Services - 1.9%
10X Genomics, Inc. (a)	904,893	165,804
Bruker Corp.	2,313,292	190,268
Maravai LifeSciences Holdings, Inc.	453,230	19,929
Nanostring Technologies, Inc. (a)(f)	2,443,088	151,325
Olink Holding AB ADR (a)	941,700	35,191
Seer, Inc. (b)	447,966	14,308
		576,825
Pharmaceuticals - 0.3%
AstraZeneca PLC sponsored ADR	1,522,411	87,143
Elanco Animal Health, Inc. (a)	89,636	3,269
TherapeuticsMD, Inc. (a)	345,513	346
		90,758

TOTAL HEALTH CARE		2,118,329

INDUSTRIALS - 2.8%
Aerospace & Defense - 0.3%
Space Exploration Technologies Corp.:
Class A (a)(d)(e)	203,488	85,463
Class C (a)(d)(e)	7,092	2,979
		88,442
Airlines - 0.3%
Copa Holdings SA Class A (a)(b)	1,286,046	91,194
Commercial Services & Supplies - 0.1%
Copart, Inc. (a)	298,664	43,904
Electrical Equipment - 0.0%
Array Technologies, Inc.	186,016	2,519
Professional Services - 0.8%
Verisk Analytics, Inc.	1,220,145	231,754
YourPeople, Inc. (a)(e)	1,005,815	8
		231,762
Road & Rail - 1.3%
CSX Corp.	1,196,208	38,661
Lyft, Inc. (a)	3,054,397	168,969
Uber Technologies, Inc. (a)	4,189,101	182,058
		389,688

TOTAL INDUSTRIALS		847,509

INFORMATION TECHNOLOGY - 42.6%
Communications Equipment - 0.4%
Cisco Systems, Inc.	2,061,195	114,128
IT Services - 3.9%
Gartner, Inc. (a)	1,151,113	304,734
MasterCard, Inc. Class A	543,620	209,805
MongoDB, Inc. Class A (a)	287,386	103,149
PayPal Holdings, Inc. (a)	866,657	238,790
Square, Inc. (a)	442,225	109,345
Twilio, Inc. Class A (a)	52,244	19,518
Visa, Inc. Class A	46,361	11,423
Wix.com Ltd. (a)	596,005	177,991
		1,174,755
Semiconductors & Semiconductor Equipment - 9.2%
Analog Devices, Inc.	447,570	74,932
Applied Materials, Inc.	1,377,599	192,767
ASML Holding NV	419,384	321,558
Lam Research Corp.	372,401	237,372
Marvell Technology, Inc.	10,156,991	614,600
Micron Technology, Inc.	1,077,770	83,613
NVIDIA Corp.	4,697,528	915,971
NXP Semiconductors NV	852,683	175,985
Skyworks Solutions, Inc.	94,149	17,371
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,472,819	171,790
		2,805,959
Software - 18.0%
Adobe, Inc. (a)	639,206	397,350
ANSYS, Inc. (a)	186,956	68,886
Aspen Technology, Inc. (a)	1,205,044	176,250
Atom Tickets LLC (a)(d)(e)(g)	516,103	263
Autodesk, Inc. (a)	385,075	123,659
Blend Labs, Inc.	179,100	3,235
Cadence Design Systems, Inc. (a)	1,141,659	168,566
Dropbox, Inc. Class A (a)	194,316	6,119
Duck Creek Technologies, Inc. (a)	24,960	1,096
Dynatrace, Inc. (a)	9,230	590
Elastic NV (a)	1,234,102	182,721
Epic Games, Inc. (d)(e)	77,600	68,676
HIVE Blockchain Technologies Ltd. (a)(b)	2,535,549	6,605
Intuit, Inc.	459,092	243,305
Manhattan Associates, Inc. (a)	556,016	88,757
Microsoft Corp.	11,195,444	3,189,694
NICE Systems Ltd. sponsored ADR (a)	228,824	63,762
Procore Technologies, Inc. (a)(b)	273,704	28,268
Salesforce.com, Inc. (a)	1,144,506	276,890
ServiceNow, Inc. (a)	28,600	16,814
Stripe, Inc. Class B (a)(d)(e)	91,800	3,683
Synopsys, Inc. (a)	714,295	205,710
Taboola.com Ltd.	5,181,001	43,645
Workday, Inc. Class A (a)	70,972	16,636
Zoom Video Communications, Inc. Class A (a)	180,093	68,093
		5,449,273
Technology Hardware, Storage & Peripherals - 11.1%
Apple, Inc.	22,217,912	3,240,700
Samsung Electronics Co. Ltd.	1,702,570	115,941
Western Digital Corp. (a)	287,927	18,695
		3,375,336

TOTAL INFORMATION TECHNOLOGY		12,919,451

MATERIALS - 0.3%
Paper & Forest Products - 0.3%
Suzano Papel e Celulose SA (a)	8,933,800	92,747
REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
Equinix, Inc.	45,089	36,991
TOTAL COMMON STOCKS
(Cost $13,426,870)		29,937,524

Preferred Stocks - 0.9%
Convertible Preferred Stocks - 0.8%
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Starry, Inc. Series B (a)(d)(e)	1,811,120	3,043
CONSUMER DISCRETIONARY - 0.5%
Internet & Direct Marketing Retail - 0.5%
One Kings Lane, Inc. Series E (Escrow) (a)(d)(e)	648,635	259
Reddit, Inc.:
Series B (a)(d)(e)	1,337,584	82,655
Series C (a)(d)(e)	300,673	18,580
Series D (a)(d)(e)	929,200	57,419
Series E (d)(e)	33,800	2,089
		161,002
INDUSTRIALS - 0.2%
Aerospace & Defense - 0.2%
Space Exploration Technologies Corp.:
Series G (a)(d)(e)	62,037	26,055
Series H (a)(d)(e)	65,670	27,581
		53,636
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
AppNexus, Inc.:
Series E (Escrow) (a)(d)(e)	1,416,796	44
Series F (Escrow) (a)(d)(e)	90,913	25
ByteDance Ltd. Series E1 (d)(e)	174,336	20,256
		20,325
Semiconductors & Semiconductor Equipment - 0.0%
Tenstorrent, Inc. Series C1 (d)(e)	41,000	2,438
Software - 0.0%
Jet.Com, Inc. Series B1 (Escrow) (a)(d)(e)	4,896,249	0
Stripe, Inc. Series H (d)(e)	39,000	1,565
		1,565
TOTAL INFORMATION TECHNOLOGY		24,328
REAL ESTATE - 0.0%
Real Estate Management & Development - 0.0%
WeWork Companies, Inc.:
Series E (a)(d)	190,230	1,585
Series F (a)(d)	14,513	121
		1,706

TOTAL CONVERTIBLE PREFERRED STOCKS		243,715

Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Waymo LLC:
Series A2 (a)(d)(e)	103,940	9,534
Series B2 (d)(e)	178,470	16,370
		25,904
HEALTH CARE - 0.0%
Pharmaceuticals - 0.0%
Castle Creek Pharmaceutical Holdings, Inc. Series A4 (a)(d)(e)	30,303	19,854

TOTAL NONCONVERTIBLE PREFERRED STOCKS		45,758

TOTAL PREFERRED STOCKS
(Cost $125,807)		289,473
	Principal Amount (000s)	Value (000s)

Preferred Securities - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Internet & Direct Marketing Retail - 0.1%
Circle Internet Financial Ltd. 0% (d)(e)(h)	20,654	20,654
INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Tenstorrent, Inc. 0% (d)(e)(h)	2,280	2,280
TOTAL PREFERRED SECURITIES
(Cost $22,934)		22,934
	Shares	Value (000s)

Money Market Funds - 0.8%
Fidelity Cash Central Fund 0.06% (i)	177,401,100	177,437
Fidelity Securities Lending Cash Central Fund 0.06% (i)(j)	78,870,024	78,878
TOTAL MONEY MARKET FUNDS
(Cost $256,315)		256,315
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $13,831,926)		30,506,246
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(161,880)
NET ASSETS - 100%		$30,344,366

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $195,887,000 or 0.6% of net assets.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $502,339,000 or 1.7% of net assets.

 (e) Level 3 security

 (f) Affiliated company

 (g) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (h) Security is perpetual in nature with no stated maturity date.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Ant International Co. Ltd. Class C	5/16/18	$38,251
AppNexus, Inc. Series E (Escrow)	8/1/14 - 9/17/14	$0
AppNexus, Inc. Series F (Escrow)	8/23/16	$40
Atom Tickets LLC	8/15/17	$3,000
ByteDance Ltd. Series E1	11/18/20	$19,103
Castle Creek Pharmaceutical Holdings, Inc. Series A4	9/29/16	$10,011
Circle Internet Financial Ltd. 0%	5/11/21	$20,654
Epic Games, Inc.	7/13/20 - 3/29/21	$61,546
Jet.Com, Inc. Series B1 (Escrow)	3/19/18	$0
One Kings Lane, Inc. Series E (Escrow)	1/29/14	$401
Reddit, Inc. Series B	7/26/17	$18,989
Reddit, Inc. Series C	7/24/17	$4,743
Reddit, Inc. Series D	2/4/19	$20,151
Reddit, Inc. Series E	5/18/21	$1,436
Space Exploration Technologies Corp. Class A	10/16/15 - 9/11/17	$21,156
Space Exploration Technologies Corp. Class C	9/11/17	$957
Space Exploration Technologies Corp. Series G	1/20/15	$4,805
Space Exploration Technologies Corp. Series H	8/4/17	$8,865
Starry, Inc. Series B	12/1/16	$980
Stripe, Inc. Class B	5/18/21	$3,684
Stripe, Inc. Series H	3/15/21	$1,565
Tenstorrent, Inc. Series C1	4/23/21	$2,438
Tenstorrent, Inc. 0%	4/23/21	$2,280
Waymo LLC Series A2	5/8/20	$8,925
Waymo LLC Series B2	6/11/21	$16,370
WeWork Companies, Inc. Series E	6/23/15	$6,257
WeWork Companies, Inc. Series F	12/1/16	$728
Zomato Ltd.	12/9/20 - 2/5/21	$4,734

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$48
Fidelity Securities Lending Cash Central Fund	783
Total	$831

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$1	$2,728,701	$2,551,264	$(1)	$--	$177,437	0.3%
Fidelity Securities Lending Cash Central Fund 0.06%	101,061	2,544,009	2,566,192	--	--	78,878	0.2%
Total	$101,062	$5,272,710	$5,117,456	$(1)	$--	$256,315

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Nanostring Technologies, Inc.	$69,485	$39,463	$6,437	$--	$3,656	$45,158	$151,325
Total	$69,485	$39,463	$6,437	$--	$3,656	$45,158	$151,325

 (a) Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$7,623,156	$7,609,153	$10,960	$3,043
Consumer Discretionary	4,646,024	4,068,667	390,451	186,906
Consumer Staples	438,886	246,448	192,438	--
Energy	613,159	613,159	--	--
Financials	791,221	768,340	5,835	17,046
Health Care	2,138,183	2,118,329	--	19,854
Industrials	901,145	759,059	--	142,086
Information Technology	12,943,779	12,803,184	43,645	96,950
Materials	92,747	92,747	--	--
Real Estate	38,697	36,991	1,706	--
Preferred Securities	22,934	--	--	22,934
Money Market Funds	256,315	256,315	--	--
Total Investments in Securities:	$30,506,246	$29,372,392	$645,035	$488,819

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Beginning Balance	$476,197
Net Realized Gain (Loss) on Investment Securities	(13,135)
Net Unrealized Gain (Loss) on Investment Securities	56,416
Cost of Purchases	115,884
Proceeds of Sales	(38,175)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	(108,368)
Ending Balance	$488,819
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2021	$41,583

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.2%
Netherlands	2.9%
Cayman Islands	2.2%
India	2.0%
United Kingdom	1.2%
Others (Individually Less Than 1%)	3.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2021
Assets
Investment in securities, at value (including securities loaned of $77,049) — See accompanying schedule: Unaffiliated issuers (cost $13,476,466)	$30,098,606
Fidelity Central Funds (cost $256,315)	256,315
Other affiliated issuers (cost $99,145)	151,325
Total Investment in Securities (cost $13,831,926)		$30,506,246
Receivable for investments sold		63,392
Receivable for fund shares sold		15,206
Dividends receivable		2,010
Distributions receivable from Fidelity Central Funds		98
Prepaid expenses		20
Other receivables		942
Total assets		30,587,914
Liabilities
Payable for investments purchased	$110,827
Payable for fund shares redeemed	10,071
Accrued management fee	17,715
Other affiliated payables	2,651
Other payables and accrued expenses	23,430
Collateral on securities loaned	78,854
Total liabilities		243,548
Net Assets		$30,344,366
Net Assets consist of:
Paid in capital		$11,188,024
Total accumulated earnings (loss)		19,156,342
Net Assets		$30,344,366
Net Asset Value and Maximum Offering Price
OTC:
Net Asset Value, offering price and redemption price per share ($22,272,786 ÷ 1,077,312 shares)		$20.67
Class K:
Net Asset Value, offering price and redemption price per share ($8,071,580 ÷ 383,250 shares)		$21.06

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2021
Investment Income
Dividends		$124,206
Income from Fidelity Central Funds (including $783 from security lending)		831
Total income		125,037
Expenses
Management fee
Basic fee	$156,155
Performance adjustment	22,286
Transfer agent fees	28,214
Accounting fees	1,940
Custodian fees and expenses	778
Independent trustees' fees and expenses	114
Registration fees	290
Audit	139
Legal	42
Interest	18
Miscellaneous	129
Total expenses before reductions	210,105
Expense reductions	(1,004)
Total expenses after reductions		209,101
Net investment income (loss)		(84,064)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $21)	3,910,756
Fidelity Central Funds	(1)
Other affiliated issuers	3,656
Foreign currency transactions	152
Total net realized gain (loss)		3,914,563
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $7,107)	5,561,600
Affiliated issuers	45,158
Assets and liabilities in foreign currencies	7
Total change in net unrealized appreciation (depreciation)		5,606,765
Net gain (loss)		9,521,328
Net increase (decrease) in net assets resulting from operations		$9,437,264

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2021	Year ended July 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(84,064)	$(7,474)
Net realized gain (loss)	3,914,563	2,487,162
Change in net unrealized appreciation (depreciation)	5,606,765	3,945,699
Net increase (decrease) in net assets resulting from operations	9,437,264	6,425,387
Distributions to shareholders	(1,653,656)	(1,522,641)
Share transactions - net increase (decrease)	(1,330,230)	(929,542)
Total increase (decrease) in net assets	6,453,378	3,973,204
Net Assets
Beginning of period	23,890,988	19,917,784
End of period	$30,344,366	$23,890,988

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity OTC Portfolio

Years ended July 31,	2021	2020	2019	2018 A	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$15.61	$12.45	$12.50	$10.57	$8.53
Income from Investment Operations
Net investment income (loss)B	(.06)	(.01)	(.01)	(.02)	(.02)
Net realized and unrealized gain (loss)	6.21	4.14	.75	2.48	2.33
Total from investment operations	6.15	4.13	.74	2.46	2.31
Distributions from net investment income	(.01)	–	–	–	–
Distributions from net realized gain	(1.08)	(.97)	(.79)	(.53)	(.27)
Total distributions	(1.09)	(.97)	(.79)	(.53)	(.27)
Net asset value, end of period	$20.67	$15.61	$12.45	$12.50	$10.57
Total ReturnC	41.90%	35.79%	6.43%	24.34%	27.97%
Ratios to Average Net AssetsD,E
Expenses before reductions	.80%	.87%	.88%	.88%	.81%
Expenses net of fee waivers, if any	.80%	.87%	.88%	.88%	.81%
Expenses net of all reductions	.80%	.87%	.88%	.88%	.81%
Net investment income (loss)	(.33)%	(.07)%	(.10)%	(.17)%	(.16)%
Supplemental Data
Net assets, end of period (in millions)	$22,273	$16,817	$13,166	$13,340	$12,136
Portfolio turnover rateF,G	28%	48%	34%	38%	71%

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Portfolio turnover rate excludes securities received or delivered in-kind.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity OTC Portfolio Class K

Years ended July 31,	2021	2020	2019	2018 A	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$15.88	$12.64	$12.67	$10.70	$8.62
Income from Investment Operations
Net investment income (loss)B	(.05)	–C	–C	(.01)	(.01)
Net realized and unrealized gain (loss)	6.33	4.21	.76	2.52	2.36
Total from investment operations	6.28	4.21	.76	2.51	2.35
Distributions from net investment income	(.01)	–C	–	–	–
Distributions from net realized gain	(1.09)	(.97)	(.79)	(.54)	(.27)
Total distributions	(1.10)	(.97)	(.79)	(.54)	(.27)
Net asset value, end of period	$21.06	$15.88	$12.64	$12.67	$10.70
Total ReturnD	42.05%	35.94%	6.50%	24.48%	28.12%
Ratios to Average Net AssetsE,F
Expenses before reductions	.72%	.78%	.79%	.78%	.70%
Expenses net of fee waivers, if any	.71%	.78%	.79%	.78%	.70%
Expenses net of all reductions	.71%	.78%	.78%	.77%	.70%
Net investment income (loss)	(.25)%	.03%	(.01)%	(.07)%	(.05)%
Supplemental Data
Net assets, end of period (in millions)	$8,072	$7,074	$6,752	$7,288	$3,662
Portfolio turnover rateG,H	28%	48%	34%	38%	71%

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity OTC Portfolio (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers OTC and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$465,885	Market comparable	Enterprise value/Sales multiple (EV/S)	2.3 - 6.5 / 2.7	Increase
			Discount rate	57.1% - 75.0% / 57.1%	Decrease
			Price/Earnings multiple (P/E)	9.2	Increase
			Premium rate	59.0%	Increase
			Discount for lack of marketability	15.0%	Decrease
		Recovery value	Recovery value	0.0%	Increase
		Market approach	Transaction price	$1.68 - $885.00 / $330.14	Increase
			Expected distribution	$0.03 - $0.40 / $0.34	Increase
			Premium rate	59.0%	Increase
Preferred Securities	$22,934	Market approach	Transaction price	$100.00	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2021, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity OTC Portfolio	$693

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to in-kind transactions, foreign currency transactions, net operating loss, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$16,887,677
Gross unrealized depreciation	(235,460)
Net unrealized appreciation (depreciation)	$16,652,217
Tax Cost	$13,854,029

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,118,283
Undistributed long-term capital gain	$1,408,223
Net unrealized appreciation (depreciation) on securities and other investments	$16,652,191

The tax character of distributions paid was as follows:

	July 31, 2021	July 31, 2020
Ordinary Income	$94,647	$ 2,175
Long-term Capital Gains	1,559,009	1,520,466
Total	$1,653,656	$ 1,522,641

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity OTC Portfolio	263	–(a)

 (a) In the amount of less than 0.005%.

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity OTC Portfolio	7,533,235	9,330,346

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity OTC Portfolio	69,813	901,736	1,292,840	OTC and Class K

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity OTC Portfolio	67,944	518,791	904,757	OTC and Class K

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of OTC as compared to its benchmark index, the Nasdaq Composite Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .66% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of OTC, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
OTC	$24,970.13
Class K	3,244.04
	$28,214

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity OTC Portfolio	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity OTC Portfolio	$103

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity OTC Portfolio	Borrower	$18,999.33%		$18

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity OTC Portfolio	922,756	435,499

Prior Fiscal Year Affiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity OTC Portfolio	13,875	91,387	170,108	OTC and Class K

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity OTC Portfolio	$51

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity OTC Portfolio	$66	$19	$–

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity OTC Portfolio	$3,373.59%		$–(a)

 (a) In the amount of less than five hundred dollars.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $751 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $253.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2021	Year ended July 31, 2020
Fidelity OTC Portfolio
Distributions to shareholders
OTC	$1,174,209	$1,018,787
Class K	479,447	503,854
Total	$1,653,656	$1,522,641

11. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2021	Year ended July 31, 2020	Year ended July 31, 2021	Year ended July 31, 2020
Fidelity OTC Portfolio
OTC
Shares sold	167,526	238,435	$2,960,401	$3,042,001
Reinvestment of distributions	72,811	81,896	1,115,245	965,898
Shares redeemed	(240,686)	(300,179)	(4,251,031)	(3,722,853)
Net increase (decrease)	(349)	20,152	$(175,385)	$285,046
Class K
Shares sold	40,584	87,490	$730,836	$1,115,420
Reinvestment of distributions	30,755	42,016	479,447	503,854
Shares redeemed	(133,642)	(218,079)	(2,365,128)	(2,833,862)
Net increase (decrease)	(62,303)	(88,573)	$(1,154,845)	$(1,214,588)

12. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity OTC Portfolio

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity OTC Portfolio (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 13, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 314 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2021 to July 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Expenses Paid During Period-B February 1, 2021 to July 31, 2021
Fidelity OTC Portfolio
OTC	.79%
Actual		$1,000.00	$1,173.80	$4.26
Hypothetical-C		$1,000.00	$1,020.88	$3.96
Class K	.71%
Actual		$1,000.00	$1,174.60	$3.83
Hypothetical-C		$1,000.00	$1,021.27	$3.56

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity OTC Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities.

	Pay Date	Record Date	Capital Gains
Fidelity OTC Portfolio
OTC	09/13/21	09/10/21	$1.73
Class K	09/13/21	09/10/21	$1.74

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2021 $1,533,739,265 or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

OTC and Class K designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

OTC and Class K designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity OTC Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in January 2019. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management change.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity OTC Portfolio

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity OTC Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of a representative class of the fund compared to competitive fund median expenses. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total expense ratio of the retail class ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

OTC-ANN-0921
1.536191.124

Fidelity® Growth & Income Portfolio

Annual Report

July 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth & Income Portfolio	41.01%	14.29%	13.42%
Class K	41.15%	14.41%	13.56%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth & Income Portfolio, a class of the fund, on July 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$35,244	Fidelity® Growth & Income Portfolio
$41,689	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 36.45% for the 12 months ending July 31, 2021, as U.S. equities continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. A confluence of powerful forces propelled risk assets, returning the stock market to pre-pandemic highs by late August 2020. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. This backdrop fueled a sharp rotation, with small-cap value usurping leadership from large growth. As part of the “reopening” theme, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies that stood to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through July, driven by corporate earnings. Notably, this leg saw momentum shift back to large growth, as easing rates and a hawkish Fed stymied the reflation trade. By sector, financials (+55%) led, driven by banks (+63%), whereas utilities (+12%) and consumer staples (+18%) notably lagged.

Comments from Portfolio Manager Matt Fruhan:  For the fiscal year ending July 31, 2021, the fund's share classes gained roughly 41%, outperforming the 36.45% result of the benchmark S&P 500® index. The top contributors to performance versus the benchmark were stock selection and an overweight in the industrials sector, primarily driven by the capital goods industry. Stock picking and an overweight in the financials sector, especially within the banks industry, also helped. Also lifting the fund's relative result was an underweight and stock picks in the consumer discretionary sector, primarily driven by the retailing industry. The fund's biggest individual relative contributor was an overweight in General Electric, which gained 114% the past year. The company was among our largest holdings. Also bolstering performance was our outsized stake in Wells Fargo, which gained 92%. Wells Fargo was among our biggest holdings. Avoiding Amazon.com, a benchmark component that gained 5%, also helped relative performance. In contrast, the primary detractors from performance versus the benchmark were security selection and an underweight in information technology. Stock picking and an overweight in the health care sector, primarily within the pharmaceuticals, biotechnology & life sciences industry, also hindered the fund's relative performance. Also hampering the fund's relative result were stock picks and an underweight in the communication services sector, especially within the media & entertainment industry. Not owning Alphabet, a benchmark component that gained about 82%, was the largest individual relative detractor. The fund's non-benchmark stake in SAP returned approximately -8%. Another key detractor was our out-of-benchmark position in Bayer (-6%). Lastly, our stake in cash detracted in a strong market. Notable changes in positioning include increased exposure to the industrials sector and a lower allocation to health care.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2021

% of fund's net assets
Microsoft Corp.	6.5
General Electric Co.	5.9
Wells Fargo & Co.	4.8
Exxon Mobil Corp.	4.3
Comcast Corp. Class A	3.3
Bank of America Corp.(a)	3.3
Apple, Inc.	3.3
Altria Group, Inc.	2.8
Bristol-Myers Squibb Co.	1.9
Qualcomm, Inc.	1.9
38.0

 (a) Security or a portion of the security is pledged as collateral for call options written.

Top Five Market Sectors as of July 31, 2021

% of fund's net assets
Information Technology	20.3
Financials	18.0
Industrials	17.3
Health Care	14.6
Energy	7.6

Asset Allocation (% of fund's net assets)

As of July 31, 2021*,**
Stocks	99.3%
Convertible Securities	0.4%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

 * Foreign investments - 13.4%

 ** Written options - (0.0)%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Schedule of Investments July 31, 2021

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value (000s)
COMMUNICATION SERVICES - 7.4%
Diversified Telecommunication Services - 0.8%
Elisa Corp. (A Shares)	113,800	$7,314
Verizon Communications, Inc.	973,174	54,284
		61,598
Entertainment - 2.5%
Activision Blizzard, Inc.	348,850	29,171
Nintendo Co. Ltd. ADR	268,700	17,264
The Walt Disney Co. (a)	517,490	91,089
Vivendi SA	1,840,300	62,177
		199,701
Media - 4.1%
Comcast Corp. Class A	4,635,312	272,695
Interpublic Group of Companies, Inc.	1,786,731	63,179
		335,874

TOTAL COMMUNICATION SERVICES		597,173

CONSUMER DISCRETIONARY - 3.3%
Auto Components - 0.7%
BorgWarner, Inc.	1,164,352	57,030
Automobiles - 0.1%
Harley-Davidson, Inc.	297,600	11,791
Hotels, Restaurants & Leisure - 0.4%
Churchill Downs, Inc.	51,000	9,476
Marriott International, Inc. Class A (a)	40,923	5,974
Starbucks Corp.	112,860	13,705
		29,155
Household Durables - 0.8%
Sony Group Corp. sponsored ADR	135,714	14,155
Whirlpool Corp.	220,694	48,893
		63,048
Specialty Retail - 1.2%
Lowe's Companies, Inc.	494,114	95,211
Textiles, Apparel & Luxury Goods - 0.1%
Puma AG	76,854	9,436
Tapestry, Inc. (a)	3,700	157
		9,593

TOTAL CONSUMER DISCRETIONARY		265,828

CONSUMER STAPLES - 6.9%
Beverages - 2.3%
Anheuser-Busch InBev SA NV ADR (b)	145,861	9,186
Diageo PLC sponsored ADR	208,011	41,230
Keurig Dr. Pepper, Inc.	763,200	26,872
Pernod Ricard SA	70,100	15,475
Remy Cointreau SA	41,114	9,032
The Coca-Cola Co.	1,434,310	81,799
		183,594
Food & Staples Retailing - 0.7%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	49,800	2,007
Costco Wholesale Corp.	6,000	2,578
Sysco Corp.	651,936	48,374
Walmart, Inc.	18,100	2,580
		55,539
Food Products - 0.2%
Lamb Weston Holdings, Inc.	241,960	16,156
Household Products - 0.4%
Colgate-Palmolive Co.	80,500	6,400
Energizer Holdings, Inc.	96,000	4,114
Procter & Gamble Co.	30,800	4,381
Spectrum Brands Holdings, Inc.	237,183	20,718
		35,613
Tobacco - 3.3%
Altria Group, Inc.	4,635,467	222,688
British American Tobacco PLC sponsored ADR	744,500	27,882
Swedish Match Co. AB	1,743,100	15,609
		266,179

TOTAL CONSUMER STAPLES		557,081

ENERGY - 7.5%
Energy Equipment & Services - 0.0%
Subsea 7 SA	197,600	1,586
Oil, Gas & Consumable Fuels - 7.5%
Canadian Natural Resources Ltd.	458,615	15,134
Cenovus Energy, Inc.	37,200	310
Cenovus Energy, Inc. (Canada)	7,141,673	59,590
Exxon Mobil Corp.	6,061,999	348,989
Hess Corp.	1,365,164	104,353
Imperial Oil Ltd. (b)	398,926	10,929
Kosmos Energy Ltd. (a)	4,723,975	10,912
Magellan Midstream Partners LP	442,657	20,628
Phillips 66 Co.	465,487	34,181
		605,026

TOTAL ENERGY		606,612

FINANCIALS - 18.0%
Banks - 12.4%
Bank of America Corp. (c)	7,041,536	270,113
JPMorgan Chase & Co.	564,775	85,722
M&T Bank Corp.	125,994	16,864
PNC Financial Services Group, Inc.	573,501	104,612
Truist Financial Corp.	1,483,332	80,738
U.S. Bancorp	1,092,437	60,674
Wells Fargo & Co.	8,365,470	384,310
		1,003,033
Capital Markets - 3.8%
Brookfield Asset Management, Inc. Class A	317,102	17,120
KKR & Co. LP	565,852	36,079
Morgan Stanley	378,351	36,314
Northern Trust Corp.	870,258	98,209
Raymond James Financial, Inc.	285,380	36,951
S&P Global, Inc.	1,100	472
State Street Corp. (c)	878,591	76,560
		301,705
Consumer Finance - 0.5%
Discover Financial Services	325,968	40,524
Insurance - 0.9%
American Financial Group, Inc.	46,000	5,819
Brookfield Asset Management Reinsurance Partners Ltd. (a)	2,186	118
Chubb Ltd.	142,056	23,971
Marsh & McLennan Companies, Inc.	175,870	25,892
Old Republic International Corp.	207,900	5,127
The Travelers Companies, Inc.	95,127	14,166
		75,093
Thrifts & Mortgage Finance - 0.4%
Essent Group Ltd.	267,623	12,089
Radian Group, Inc.	889,068	20,075
		32,164

TOTAL FINANCIALS		1,452,519

HEALTH CARE - 14.2%
Biotechnology - 0.3%
AbbVie, Inc.	143,737	16,717
Intercept Pharmaceuticals, Inc. (a)	230,704	3,987
		20,704
Health Care Equipment & Supplies - 1.7%
Abbott Laboratories	53,900	6,521
Becton, Dickinson & Co.	104,886	26,825
Boston Scientific Corp. (a)	1,283,296	58,518
Danaher Corp.	34,203	10,175
GN Store Nord A/S	54,000	4,733
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	355,745	16,378
Sonova Holding AG Class B	26,112	10,259
		133,409
Health Care Providers & Services - 5.7%
AmerisourceBergen Corp. (c)	154,600	18,887
Cardinal Health, Inc.	833,311	49,482
Cigna Corp.	387,254	88,871
CVS Health Corp.	1,215,012	100,068
Humana, Inc.	12,900	5,494
McKesson Corp.	432,734	88,204
UDG Healthcare PLC (United Kingdom)	202,900	3,040
UnitedHealth Group, Inc.	265,087	109,274
		463,320
Pharmaceuticals - 6.5%
Bayer AG	1,343,935	80,070
Bristol-Myers Squibb Co.	2,327,436	157,963
Eli Lilly & Co.	90,048	21,927
GlaxoSmithKline PLC sponsored ADR	2,172,811	87,217
Johnson & Johnson	777,889	133,952
Sanofi SA sponsored ADR	372,897	19,227
UCB SA	234,700	25,391
Viatris, Inc.	97,600	1,373
		527,120

TOTAL HEALTH CARE		1,144,553

INDUSTRIALS - 17.3%
Aerospace & Defense - 2.4%
Airbus Group NV (a)	197,500	27,091
General Dynamics Corp.	145,861	28,593
Huntington Ingalls Industries, Inc.	112,884	23,156
MTU Aero Engines AG	47,800	11,970
Raytheon Technologies Corp.	199,525	17,349
Safran SA	97,900	12,813
The Boeing Co. (a)	331,700	75,123
		196,095
Air Freight & Logistics - 2.3%
DSV Panalpina A/S	27,100	6,603
Expeditors International of Washington, Inc.	9,200	1,180
FedEx Corp. (c)	105,274	29,471
United Parcel Service, Inc. Class B	783,899	150,007
		187,261
Airlines - 0.0%
Copa Holdings SA Class A (a)	1,200	85
Building Products - 0.4%
A.O. Smith Corp.	73,200	5,148
Johnson Controls International PLC	408,411	29,169
		34,317
Commercial Services & Supplies - 0.4%
Healthcare Services Group, Inc.	773,698	20,194
HNI Corp.	109,336	4,078
Interface, Inc.	491,174	7,083
Ritchie Bros. Auctioneers, Inc.	17,500	1,045
		32,400
Electrical Equipment - 1.3%
Acuity Brands, Inc.	132,415	23,223
Hubbell, Inc. Class B	139,672	27,999
Rockwell Automation, Inc.	19,518	6,000
Vertiv Holdings Co.	1,720,200	48,234
		105,456
Industrial Conglomerates - 6.3%
3M Co.	145,566	28,813
General Electric Co.	36,821,689	476,841
		505,654
Machinery - 2.2%
Allison Transmission Holdings, Inc.	275,100	10,979
Caterpillar, Inc.	52,723	10,900
Cummins, Inc.	57,076	13,247
Donaldson Co., Inc.	608,812	40,297
Epiroc AB (A Shares)	238,400	5,553
Flowserve Corp.	354,678	14,928
Fortive Corp.	240,988	17,510
Kardex AG	7,390	1,986
Nordson Corp.	102,427	23,162
Otis Worldwide Corp.	89,073	7,976
Stanley Black & Decker, Inc.	63,418	12,497
Westinghouse Air Brake Co.	190,647	16,180
		175,215
Professional Services - 0.6%
Equifax, Inc.	67,223	17,518
RELX PLC (London Stock Exchange)	859,891	25,268
Robert Half International, Inc.	11,300	1,110
		43,896
Road & Rail - 0.5%
Knight-Swift Transportation Holdings, Inc. Class A	881,509	43,802
Trading Companies & Distributors - 0.9%
Brenntag AG	39,400	3,935
Fastenal Co.	133,776	7,327
MSC Industrial Direct Co., Inc. Class A	8,600	767
Watsco, Inc.	210,091	59,338
		71,367

TOTAL INDUSTRIALS		1,395,548

INFORMATION TECHNOLOGY - 20.3%
Electronic Equipment & Components - 0.3%
CDW Corp.	110,664	20,290
Vontier Corp.	192,300	6,221
		26,511
IT Services - 4.5%
Amadeus IT Holding SA Class A (a)	586,400	38,426
DXC Technology Co. (a)	126,300	5,049
Edenred SA	475,700	27,639
Fidelity National Information Services, Inc.	456,332	68,016
Genpact Ltd.	578,371	28,809
IBM Corp.	206,742	29,142
MasterCard, Inc. Class A	26,967	10,408
Unisys Corp. (a)	848,430	18,962
Visa, Inc. Class A	557,475	137,356
		363,807
Semiconductors & Semiconductor Equipment - 4.1%
Analog Devices, Inc.	156,008	26,119
Applied Materials, Inc.	149,200	20,878
Intel Corp.	736,916	39,587
Lam Research Corp.	22,830	14,552
Marvell Technology, Inc.	374,100	22,637
NXP Semiconductors NV	219,426	45,287
Qualcomm, Inc.	1,048,372	157,046
		326,106
Software - 7.9%
Microsoft Corp.	1,845,182	525,713
Open Text Corp.	166,728	8,660
SAP SE sponsored ADR (b)	589,245	84,686
Temenos Group AG	131,190	20,855
		639,914
Technology Hardware, Storage & Peripherals - 3.5%
Apple, Inc.	1,823,912	266,036
FUJIFILM Holdings Corp.	55,700	3,997
Samsung Electronics Co. Ltd.	185,220	12,613
		282,646

TOTAL INFORMATION TECHNOLOGY		1,638,984

MATERIALS - 2.3%
Chemicals - 0.9%
DuPont de Nemours, Inc.	773,698	58,066
PPG Industries, Inc.	91,322	14,933
		72,999
Metals & Mining - 1.4%
Anglo American PLC (United Kingdom)	88,000	3,900
BHP Group Ltd. sponsored ADR (b)	572,211	44,953
First Quantum Minerals Ltd.	705,500	15,110
Freeport-McMoRan, Inc.	1,147,212	43,709
Lundin Mining Corp.	413,100	3,765
		111,437

TOTAL MATERIALS		184,436

REAL ESTATE - 1.2%
Equity Real Estate Investment Trusts (REITs) - 1.2%
American Tower Corp.	133,178	37,663
CoreSite Realty Corp.	87,600	12,107
Equinix, Inc.	1,100	902
Public Storage	3,000	937
Simon Property Group, Inc.	376,560	47,642
		99,251
UTILITIES - 0.9%
Electric Utilities - 0.7%
Duke Energy Corp.	123,121	12,941
Entergy Corp.	141,463	14,559
Exelon Corp.	144,740	6,774
Southern Co. (c)	374,166	23,898
		58,172
Multi-Utilities - 0.2%
CenterPoint Energy, Inc.	264,780	6,741
Sempra Energy	72,296	9,445
		16,186

TOTAL UTILITIES		74,358

TOTAL COMMON STOCKS
(Cost $5,293,425)		8,016,343

Convertible Preferred Stocks - 0.3%
HEALTH CARE - 0.3%
Health Care Equipment & Supplies - 0.3%
Becton, Dickinson & Co. 6.50%	175,300	9,827
Boston Scientific Corp. Series A, 5.50%	104,800	12,780
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $19,254)		22,607
	Principal Amount (000s)	Value (000s)

Convertible Bonds - 0.1%
HEALTH CARE - 0.1%
Biotechnology - 0.1%
Intercept Pharmaceuticals, Inc. 2% 5/15/26 (Cost $11,059)	14,007	9,423
	Shares	Value (000s)

Other - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels – 0.1%
Utica Shale Drilling Program (non-operating revenue interest) (d)(e)(f)
(Cost $18,052)	18,052,449	9,411

Money Market Funds - 1.5%
Fidelity Cash Central Fund 0.06% (g)	13,013,442	13,016
Fidelity Securities Lending Cash Central Fund 0.06% (g)(h)	105,341,164	105,352
TOTAL MONEY MARKET FUNDS
(Cost $118,368)		118,368
TOTAL INVESTMENT IN SECURITIES - 101.3%
(Cost $5,460,158)		8,176,152
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(107,008)
NET ASSETS - 100%		$8,069,144

Written Options
	Counterparty	Number of Contracts	Notional Amount (000s)	Exercise Price	Expiration Date	Value (000s)
Call Options
AmerisourceBergen Corp.	Chicago Board Options Exchange	772	$9,432	$125.00	8/20/21	$(139)
AmerisourceBergen Corp.	Chicago Board Options Exchange	772	9,432	130.00	8/20/21	(58)
Bank of America Corp.	Chicago Board Options Exchange	7,366	28,256	46.00	8/20/21	(11)
FedEx Corp.	Chicago Board Options Exchange	382	10,694	350.00	8/20/21	(5)
Southern Co.	Chicago Board Options Exchange	386	2,465	70.00	8/20/21	(1)
State Street Corp.	Chicago Board Options Exchange	2,304	20,077	95.00	8/20/21	(46)
TOTAL WRITTEN OPTIONS						$(260)

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $80,356,000.

 (d) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (e) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,411,000 or 0.1% of net assets.

 (f) Level 3 security

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 9/1/17	$18,052

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$26
Fidelity Securities Lending Cash Central Fund	590
Total	$616

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$152,722	$440,066	$579,761	$9	$(20)	$13,016	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	123,358	1,065,012	1,083,018	--	--	105,352	0.3%
Total	$276,080	$1,505,078	$1,662,779	$9	$(20)	$118,368

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$597,173	$534,996	$62,177	$--
Consumer Discretionary	265,828	265,828	--	--
Consumer Staples	557,081	541,472	15,609	--
Energy	606,612	606,612	--	--
Financials	1,452,519	1,452,519	--	--
Health Care	1,167,160	1,064,483	102,677	--
Industrials	1,395,548	1,350,091	45,457	--
Information Technology	1,638,984	1,634,987	3,997	--
Materials	184,436	180,536	3,900	--
Real Estate	99,251	99,251	--	--
Utilities	74,358	74,358	--	--
Corporate Bonds	9,423	--	9,423	--
Other	9,411	--	--	9,411
Money Market Funds	118,368	118,368	--	--
Total Investments in Securities:	$8,176,152	$7,923,501	$243,240	$9,411
Derivative Instruments:
Liabilities
Written Options	$(260)	$(260)	$--	$--
Total Liabilities	$(260)	$(260)	$--	$--
Total Derivative Instruments:	$(260)	$(260)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Equity Risk
Written Options(a)	$0	$(260)
Total Equity Risk	0	(260)
Total Value of Derivatives	$0	$(260)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.6%
Germany	2.3%
United Kingdom	2.3%
France	1.8%
Canada	1.6%
Netherlands	1.1%
Others (Individually Less Than 1%)	4.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2021
Assets
Investment in securities, at value (including securities loaned of $101,729) — See accompanying schedule: Unaffiliated issuers (cost $5,341,790)	$8,057,784
Fidelity Central Funds (cost $118,368)	118,368
Total Investment in Securities (cost $5,460,158)		$8,176,152
Restricted cash		149
Foreign currency held at value (cost $1,334)		1,332
Receivable for investments sold		11,288
Receivable for fund shares sold		4,400
Dividends receivable		7,668
Interest receivable		59
Distributions receivable from Fidelity Central Funds		49
Prepaid expenses		6
Other receivables		772
Total assets		8,201,875
Liabilities
Payable for investments purchased	$14,366
Payable for fund shares redeemed	8,166
Accrued management fee	2,849
Written options, at value (premium received $2,154)	260
Other affiliated payables	917
Other payables and accrued expenses	822
Collateral on securities loaned	105,351
Total liabilities		132,731
Net Assets		$8,069,144
Net Assets consist of:
Paid in capital		$5,141,417
Total accumulated earnings (loss)		2,927,727
Net Assets		$8,069,144
Net Asset Value and Maximum Offering Price
Growth and Income:
Net Asset Value, offering price and redemption price per share ($7,218,934 ÷ 139,183 shares)		$51.87
Class K:
Net Asset Value, offering price and redemption price per share ($850,210 ÷ 16,406 shares)		$51.82

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2021
Investment Income
Dividends		$170,547
Interest		261
Income from Fidelity Central Funds (including $590 from security lending)		616
Total income		171,424
Expenses
Management fee	$31,930
Transfer agent fees	9,182
Accounting fees	1,183
Custodian fees and expenses	141
Independent trustees' fees and expenses	31
Registration fees	76
Audit	88
Legal	14
Interest	7
Miscellaneous	35
Total expenses before reductions	42,687
Expense reductions	(264)
Total expenses after reductions		42,423
Net investment income (loss)		129,001
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $141)	273,627
Fidelity Central Funds	9
Foreign currency transactions	(10)
Written options	9,311
Total net realized gain (loss)		282,937
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $6)	2,123,845
Fidelity Central Funds	(20)
Assets and liabilities in foreign currencies	(4)
Written options	2,930
Total change in net unrealized appreciation (depreciation)		2,126,751
Net gain (loss)		2,409,688
Net increase (decrease) in net assets resulting from operations		$2,538,689

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2021	Year ended July 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$129,001	$137,303
Net realized gain (loss)	282,937	114,216
Change in net unrealized appreciation (depreciation)	2,126,751	(165,164)
Net increase (decrease) in net assets resulting from operations	2,538,689	86,355
Distributions to shareholders	(256,518)	(213,226)
Share transactions - net increase (decrease)	(684,045)	173,918
Total increase (decrease) in net assets	1,598,126	47,047
Net Assets
Beginning of period	6,471,018	6,423,971
End of period	$8,069,144	$6,471,018

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Growth & Income Portfolio

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$38.15	$38.98	$39.34	$35.31	$30.48
Income from Investment Operations
Net investment income (loss)A	.78	.83	.87	.65	.61
Net realized and unrealized gain (loss)	14.49	(.37)	(.05)B	4.12	4.68
Total from investment operations	15.27	.46	.82	4.77	5.29
Distributions from net investment income	(.79)	(.84)	(.77)	(.74)	(.46)
Distributions from net realized gain	(.75)	(.46)	(.42)	–	–
Total distributions	(1.55)C	(1.29)C	(1.18)C	(.74)	(.46)
Net asset value, end of period	$51.87	$38.15	$38.98	$39.34	$35.31
Total ReturnD	41.01%	1.27%	2.26%B	13.66%	17.48%
Ratios to Average Net AssetsE,F
Expenses before reductions	.58%	.60%	.61%	.61%	.63%
Expenses net of fee waivers, if any	.58%	.60%	.61%	.61%	.63%
Expenses net of all reductions	.58%	.60%	.61%	.61%	.63%
Net investment income (loss)	1.71%	2.18%	2.31%	1.76%	1.84%
Supplemental Data
Net assets, end of period (in millions)	$7,219	$5,451	$5,927	$6,280	$6,356
Portfolio turnover rateG	16%	32%	36%	38%	37%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 2.14%

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Growth & Income Portfolio Class K

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$38.11	$38.94	$39.31	$35.28	$30.46
Income from Investment Operations
Net investment income (loss)A	.81	.86	.91	.69	.65
Net realized and unrealized gain (loss)	14.48	(.35)	(.06)B	4.12	4.67
Total from investment operations	15.29	.51	.85	4.81	5.32
Distributions from net investment income	(.83)	(.88)	(.81)	(.78)	(.50)
Distributions from net realized gain	(.75)	(.46)	(.42)	–	–
Total distributions	(1.58)	(1.34)	(1.22)C	(.78)	(.50)
Net asset value, end of period	$51.82	$38.11	$38.94	$39.31	$35.28
Total ReturnD	41.15%	1.39%	2.35%B	13.79%	17.60%
Ratios to Average Net AssetsE,F
Expenses before reductions	.49%	.50%	.51%	.51%	.52%
Expenses net of fee waivers, if any	.49%	.50%	.51%	.51%	.52%
Expenses net of all reductions	.49%	.50%	.50%	.50%	.52%
Net investment income (loss)	1.80%	2.28%	2.41%	1.86%	1.95%
Supplemental Data
Net assets, end of period (in millions)	$850	$1,020	$497	$591	$890
Portfolio turnover rateG	16%	32%	36%	38%	37%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 2.23%

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth & Income Portfolio (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth & Income Portfolio and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Growth & Income Portfolio	$704

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, partnerships, passive foreign investment companies (PFIC), deferred trustees compensation, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,978,301
Gross unrealized depreciation	(278,058)
Net unrealized appreciation (depreciation)	$2,700,243
Tax Cost	$5,475,649

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$48,120
Undistributed long-term capital gain	$179,816
Net unrealized appreciation (depreciation) on securities and other investments	$ 2,700,288

The tax character of distributions paid was as follows:

	July 31, 2021	July 31, 2020
Ordinary Income	$135,840	$ 139,095
Long-term Capital Gains	120,678	74,131
Total	$256,518	$ 213,226

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Growth & Income Portfolio	9,560.12

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options" and are representative of volume of activity during the period.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Growth & Income Portfolio	1,202,947	1,863,169

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .43% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth & Income Portfolio, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth and Income	$8,708.14
Class K	474.04
	$9,182

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Growth & Income Portfolio	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Growth & Income Portfolio	$27

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Growth & Income Portfolio	Borrower	$10,960.30%		$6

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Growth & Income Portfolio	93,269	142,652

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Growth & Income Portfolio	14

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Growth & Income Portfolio	$14

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Growth & Income Portfolio	$67	$–	$–

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Growth & Income Portfolio	$1,332.57%		$1

10. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $193 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $71.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2021	Year ended July 31, 2020
Fidelity Growth & Income Portfolio
Distributions to shareholders
Growth and Income	$217,556	$191,327
Class K	38,962	21,899
Total	$256,518	$213,226

12. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2021	Year ended July 31, 2020	Year ended July 31, 2021	Year ended July 31, 2020
Fidelity Growth & Income Portfolio
Growth and Income
Shares sold	6,082	4,929	$285,882	$187,774
Reinvestment of distributions	4,876	4,774	205,315	180,310
Shares redeemed	(14,649)	(18,889)	(650,432)	(708,521)
Net increase (decrease)	(3,691)	(9,186)	$(159,235)	$(340,437)
Class K
Shares sold	4,151	17,497	$182,762	$646,482
Reinvestment of distributions	937	590	38,962	21,899
Shares redeemed	(15,439)	(4,100)	(746,534)	(154,026)
Net increase (decrease)	(10,351)	13,987	$(524,810)	$514,355

13. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

14. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Growth & Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Growth & Income Portfolio (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the “Fund”) as of July 31, 2021, the related statement of operations for the year ended July 31, 2021, the statement of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2021 and the financial highlights for each of the five years in the period ended July 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

September 14, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 314 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2021 to July 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Expenses Paid During Period-B February 1, 2021 to July 31, 2021
Fidelity Growth & Income Portfolio
Growth and Income	.58%
Actual		$1,000.00	$1,201.00	$3.17
Hypothetical-C		$1,000.00	$1,021.92	$2.91
Class K	.49%
Actual		$1,000.00	$1,201.40	$2.67
Hypothetical-C		$1,000.00	$1,022.36	$2.46

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth & Income Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Growth & Income Portfolio
Growth & Income	09/07/21	09/03/21	$1.424
Class K	09/07/21	09/03/21	$1.424

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2021, $190,195,334, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 100% of the short-term capital gain dividends distributed in December during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

Growth & Income designates 100%, 100%, 100%, and 100%; and Class K designates 97%, 96%, 100%, 100% of the dividends distributed in October, December, April, and July, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Growth & Income and Class K designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth & Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Growth & Income Portfolio

The Board considered the fund's underperformance for different time periods ended September 30, 2020 and for different time periods ended December 31, 2020 (which periods are not reflected in the chart above). The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; and attribution reports on contributors to the fund's underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Growth & Income Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total expense ratio of the retail class ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

GAI-ANN-0921
1.536189.124

Fidelity® Leveraged Company Stock Fund

Annual Report

July 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Leveraged Company Stock Fund	56.84%	16.54%	12.82%
Class K	57.00%	16.67%	12.95%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Leveraged Company Stock Fund, a class of the fund, on July 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Index performed over the same period.

Period Ending Values
$33,399	Fidelity® Leveraged Company Stock Fund
$36,241	Russell Midcap® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 36.45% for the 12 months ending July 31, 2021, as U.S. equities continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. A confluence of powerful forces propelled risk assets, returning the stock market to pre-pandemic highs by late August 2020. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. This backdrop fueled a sharp rotation, with small-cap value usurping leadership from large growth. As part of the “reopening” theme, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies that stood to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through July, driven by corporate earnings. Notably, this leg saw momentum shift back to large growth, as easing rates and a hawkish Fed stymied the reflation trade. By sector, financials (+55%) led, driven by banks (+63%), whereas utilities (+12%) and consumer staples (+18%) notably lagged.

Comments from Co-Managers Brian Chang and Mark Notkin:  For the fiscal year ending July 31, 2021, the fund's share classes gained roughly 57%, outperforming the 42.78% advance of the Fidelity U.S. Leveraged Stock Linked Index, as well as the Russell MidCap® Index. Versus the benchmark, security selection was the primary contributor, especially in the consumer discretionary sector, where the consumer services industry was a standout. Strong picks in information technology also helped. Also boosting performance was stock selection in the consumer staples sector, primarily driven by the food, beverage & tobacco industry. The fund's top individual relative contributor was an outsized stake in Caesars Entertainment, which gained 181% the past year. It was the fund's largest holding as of July 31. Another key contributor was our out-of-benchmark position in Tesla (+142%). Another notable relative contributor was an overweighting in Penn National Gaming (+101%), which was the fund's biggest holding the past 12 months. In contrast, the primary detractor from performance versus the benchmark was an underweighting in the financials sector, primarily within the diversified financials industry. Picks in the communication services sector, especially within the media & entertainment industry, also hindered the fund's relative performance. Also hindering the fund's relative result was an underweighting in real estate. Our non-benchmark stake in Alibaba Group Holding was the fund's largest individual relative detractor, due to its approximate -22% result. Another notable relative detractor was an out-of-benchmark stake in Global Payments (+9%). Also holding back performance was our outsized stake in PG&E, which returned -6%. We added to our position the past 12 months. Notable changes in positioning include increased exposure to the consumer discretionary sector and a lower allocation to information technology and industrials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2021

% of fund's net assets
Caesars Entertainment, Inc.	3.7
Alphabet, Inc. Class A	3.6
Adobe, Inc.	3.5
Microsoft Corp.	3.4
T-Mobile U.S., Inc.	3.3
IQVIA Holdings, Inc.	3.2
Facebook, Inc. Class A	2.9
Lam Research Corp.	2.9
Boyd Gaming Corp.	2.9
Penn National Gaming, Inc.	2.8
32.2

Top Five Market Sectors as of July 31, 2021

% of fund's net assets
Information Technology	28.8
Consumer Discretionary	19.9
Communication Services	13.8
Health Care	11.7
Materials	5.3

Asset Allocation (% of fund's net assets)

As of July 31, 2021 *
Stocks	97.3%
Short-Term Investments and Net Other Assets (Liabilities)	2.7%

 * Foreign investments - 6.2%

Schedule of Investments July 31, 2021

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value (000s)
COMMUNICATION SERVICES - 13.8%
Interactive Media & Services - 7.2%
Alphabet, Inc. Class A (a)	38,800	$104,548
Facebook, Inc. Class A (a)	240,300	85,619
Tencent Holdings Ltd. sponsored ADR	313,000	19,156
		209,323
Media - 3.3%
Altice U.S.A., Inc. Class A (a)	1,427,600	43,870
Nexstar Broadcasting Group, Inc. Class A	347,798	51,151
		95,021
Wireless Telecommunication Services - 3.3%
T-Mobile U.S., Inc. (a)	653,000	94,045

TOTAL COMMUNICATION SERVICES		398,389

CONSUMER DISCRETIONARY - 19.9%
Automobiles - 2.2%
Tesla, Inc. (a)	92,300	63,429
Hotels, Restaurants & Leisure - 9.6%
Airbnb, Inc. Class A	7,700	1,109
Boyd Gaming Corp. (a)	1,482,700	84,514
Caesars Entertainment, Inc. (a)	1,217,480	106,357
Penn National Gaming, Inc. (a)	1,168,970	79,934
Studio City International Holdings Ltd. ADR (a)	695,700	6,807
		278,721
Household Durables - 3.7%
Lennar Corp. Class A	137,000	14,406
PulteGroup, Inc.	235,900	12,944
Tempur Sealy International, Inc.	1,526,200	66,039
Whirlpool Corp.	58,300	12,916
		106,305
Internet & Direct Marketing Retail - 2.1%
Alibaba Group Holding Ltd. sponsored ADR (a)	127,400	24,867
Amazon.com, Inc. (a)	6,400	21,297
eBay, Inc.	209,000	14,256
		60,420
Specialty Retail - 2.3%
Bath & Body Works, Inc.	192,600	15,421
Lowe's Companies, Inc.	192,100	37,016
RH (a)	22,900	15,207
		67,644

TOTAL CONSUMER DISCRETIONARY		576,519

CONSUMER STAPLES - 3.9%
Food & Staples Retailing - 0.1%
BJ's Wholesale Club Holdings, Inc. (a)	72,127	3,653
Food Products - 3.8%
Darling Ingredients, Inc. (a)	586,083	40,481
JBS SA	11,023,700	67,837
		108,318

TOTAL CONSUMER STAPLES		111,971

ENERGY - 2.8%
Oil, Gas & Consumable Fuels - 2.8%
Cheniere Energy, Inc. (a)	338,100	28,715
Chesapeake Energy Corp. (b)	377,900	20,425
Denbury, Inc. (a)	285,900	18,786
Renewable Energy Group, Inc. (a)	215,500	13,199
		81,125
FINANCIALS - 4.3%
Banks - 1.9%
Bank of America Corp.	652,399	25,026
JPMorgan Chase & Co.	199,700	30,310
		55,336
Consumer Finance - 1.7%
OneMain Holdings, Inc.	788,900	48,123
Insurance - 0.7%
Arthur J. Gallagher & Co.	156,900	21,858

TOTAL FINANCIALS		125,317

HEALTH CARE - 11.7%
Biotechnology - 0.5%
Regeneron Pharmaceuticals, Inc. (a)	25,000	14,365
Health Care Providers & Services - 4.2%
HCA Holdings, Inc.	114,900	28,518
Humana, Inc.	90,400	38,498
UnitedHealth Group, Inc.	133,500	55,031
		122,047
Life Sciences Tools & Services - 6.0%
Charles River Laboratories International, Inc. (a)	58,900	23,968
IQVIA Holdings, Inc. (a)	370,100	91,674
Thermo Fisher Scientific, Inc.	107,500	58,051
		173,693
Pharmaceuticals - 1.0%
AstraZeneca PLC sponsored ADR	267,874	15,333
Bristol-Myers Squibb Co.	208,000	14,117
		29,450

TOTAL HEALTH CARE		339,555

INDUSTRIALS - 3.9%
Air Freight & Logistics - 0.5%
XPO Logistics, Inc. (a)	111,600	15,478
Airlines - 0.3%
Air Canada (a)	441,800	8,846
Building Products - 1.1%
Carrier Global Corp.	570,200	31,504
Commercial Services & Supplies - 0.0%
Novus Holdings Ltd.	46,866	9
Electrical Equipment - 0.0%
Array Technologies, Inc.	45,100	611
Machinery - 0.3%
Allison Transmission Holdings, Inc.	231,300	9,231
Marine - 0.0%
Genco Shipping & Trading Ltd.	831	15
Professional Services - 0.6%
ASGN, Inc. (a)	162,500	16,434
Trading Companies & Distributors - 1.1%
United Rentals, Inc. (a)	93,200	30,714

TOTAL INDUSTRIALS		112,842

INFORMATION TECHNOLOGY - 28.8%
Electronic Equipment & Components - 2.9%
CDW Corp.	138,400	25,376
Zebra Technologies Corp. Class A (a)	107,800	59,557
		84,933
IT Services - 10.4%
EPAM Systems, Inc. (a)	112,700	63,089
Global Payments, Inc.	271,900	52,588
GoDaddy, Inc. (a)	261,600	21,935
MasterCard, Inc. Class A	118,000	45,541
PayPal Holdings, Inc. (a)	261,000	71,913
Visa, Inc. Class A	182,600	44,991
		300,057
Semiconductors & Semiconductor Equipment - 5.9%
Lam Research Corp.	132,600	84,521
Microchip Technology, Inc.	254,500	36,424
Micron Technology, Inc.	285,500	22,149
ON Semiconductor Corp. (a)	723,500	28,260
		171,354
Software - 9.6%
Adobe, Inc. (a)	163,400	101,574
Microsoft Corp.	346,200	98,636
Palo Alto Networks, Inc. (a)	108,300	43,217
SS&C Technologies Holdings, Inc.	438,297	34,358
		277,785

TOTAL INFORMATION TECHNOLOGY		834,129

MATERIALS - 5.3%
Chemicals - 2.0%
CF Industries Holdings, Inc.	433,900	20,502
The Chemours Co. LLC	1,129,328	37,550
		58,052
Containers & Packaging - 2.1%
Berry Global Group, Inc. (a)	407,300	26,185
WestRock Co.	659,700	32,464
		58,649
Metals & Mining - 1.2%
First Quantum Minerals Ltd.	1,634,200	35,000

TOTAL MATERIALS		151,701

UTILITIES - 2.9%
Electric Utilities - 2.1%
NRG Energy, Inc.	805,800	33,231
PG&E Corp. (a)	3,342,402	29,380
		62,611
Independent Power and Renewable Electricity Producers - 0.8%
Vistra Corp.	1,162,965	22,271

TOTAL UTILITIES		84,882

TOTAL COMMON STOCKS
(Cost $1,396,946)		2,816,430

Money Market Funds - 3.2%
Fidelity Cash Central Fund 0.06% (c)	81,357,519	81,374
Fidelity Securities Lending Cash Central Fund 0.06% (c)(d)	12,632,137	12,633
TOTAL MONEY MARKET FUNDS
(Cost $94,004)		94,007
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $1,490,950)		2,910,437
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(14,694)
NET ASSETS - 100%		$2,895,743

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$47
Fidelity Securities Lending Cash Central Fund	27
Total	$74

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$28,239	$435,921	$382,783	$--	$(3)	$81,374	0.1%
Fidelity Securities Lending Cash Central Fund 0.06%	6,551	140,305	134,223	--	--	12,633	0.0%
Total	$34,790	$576,226	$517,006	$--	$(3)	$94,007

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$398,389	$398,389	$--	$--
Consumer Discretionary	576,519	576,519	--	--
Consumer Staples	111,971	111,971	--	--
Energy	81,125	81,125	--	--
Financials	125,317	125,317	--	--
Health Care	339,555	339,555	--	--
Industrials	112,842	112,842	--	--
Information Technology	834,129	834,129	--	--
Materials	151,701	151,701	--	--
Utilities	84,882	84,882	--	--
Money Market Funds	94,007	94,007	--	--
Total Investments in Securities:	$2,910,437	$2,910,437	$--	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2021
Assets
Investment in securities, at value (including securities loaned of $12,086) — See accompanying schedule: Unaffiliated issuers (cost $1,396,946)	$2,816,430
Fidelity Central Funds (cost $94,004)	94,007
Total Investment in Securities (cost $1,490,950)		$2,910,437
Receivable for fund shares sold		418
Dividends receivable		852
Distributions receivable from Fidelity Central Funds		5
Prepaid expenses		2
Other receivables		3
Total assets		2,911,717
Liabilities
Payable for investments purchased	$411
Payable for fund shares redeemed	1,122
Accrued management fee	1,386
Other affiliated payables	358
Other payables and accrued expenses	64
Collateral on securities loaned	12,633
Total liabilities		15,974
Net Assets		$2,895,743
Net Assets consist of:
Paid in capital		$1,336,028
Total accumulated earnings (loss)		1,559,715
Net Assets		$2,895,743
Net Asset Value and Maximum Offering Price
Leveraged Company Stock:
Net Asset Value, offering price and redemption price per share ($2,533,725 ÷ 52,381 shares)		$48.37
Class K:
Net Asset Value, offering price and redemption price per share ($362,018 ÷ 7,452 shares)		$48.58

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2021
Investment Income
Dividends		$17,618
Special dividends		2,761
Income from Fidelity Central Funds (including $27 from security lending)		74
Total income		20,453
Expenses
Management fee	$14,549
Transfer agent fees	3,116
Accounting fees	750
Custodian fees and expenses	42
Independent trustees' fees and expenses	10
Registration fees	80
Audit	58
Legal	8
Miscellaneous	11
Total expenses before reductions	18,624
Expense reductions	(45)
Total expenses after reductions		18,579
Net investment income (loss)		1,874
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	206,395
Foreign currency transactions	(13)
Total net realized gain (loss)		206,382
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	856,335
Fidelity Central Funds	(3)
Total change in net unrealized appreciation (depreciation)		856,332
Net gain (loss)		1,062,714
Net increase (decrease) in net assets resulting from operations		$1,064,588

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2021	Year ended July 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,874	$5,800
Net realized gain (loss)	206,382	(17,577)
Change in net unrealized appreciation (depreciation)	856,332	48,341
Net increase (decrease) in net assets resulting from operations	1,064,588	36,564
Distributions to shareholders	(3,020)	(2,522)
Share transactions - net increase (decrease)	(81,410)	(410,304)
Total increase (decrease) in net assets	980,158	(376,262)
Net Assets
Beginning of period	1,915,585	2,291,847
End of period	$2,895,743	$1,915,585

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Leveraged Company Stock Fund

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$30.88	$29.94	$34.31	$37.25	$40.68
Income from Investment Operations
Net investment income (loss)A	.03B	.08C	(.02)	.02	.19
Net realized and unrealized gain (loss)	17.50	.89	.42	3.42D	5.53
Total from investment operations	17.53	.97	.40	3.44	5.72
Distributions from net investment income	(.04)	(.03)	–	(.07)	(.37)
Distributions from net realized gain	–	–	(4.77)	(6.32)	(8.78)
Total distributions	(.04)	(.03)	(4.77)	(6.38)E	(9.15)
Redemption fees added to paid in capitalA	–	–	–	–	–F
Net asset value, end of period	$48.37	$30.88	$29.94	$34.31	$37.25
Total ReturnG	56.84%	3.24%	1.93%	10.91%D	17.45%
Ratios to Average Net AssetsH,I
Expenses before reductions	.75%	.78%	.78%	.78%	.80%
Expenses net of fee waivers, if any	.75%	.78%	.78%	.78%	.79%
Expenses net of all reductions	.75%	.77%	.78%	.77%	.78%
Net investment income (loss)	.06%B	.27%C	(.06)%	.07%	.51%
Supplemental Data
Net assets, end of period (in millions)	$2,534	$1,631	$1,945	$2,372	$2,644
Portfolio turnover rateJ	15%	31%	53%	67%	100%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.05) %.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .16%. These amounts have been revised from previously reported amounts of $.08 per share and 1.03%.

 D Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.06 per share. Excluding this reimbursement, the total return would have been 10.73%.

 E Total distributions per share do not sum due to rounding.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Leveraged Company Stock Fund Class K

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$31.01	$30.04	$34.40	$37.34	$40.76
Income from Investment Operations
Net investment income (loss)A	.06B	.11C	.01	.06	.23
Net realized and unrealized gain (loss)	17.59	.91	.42	3.42D	5.55
Total from investment operations	17.65	1.02	.43	3.48	5.78
Distributions from net investment income	(.08)	(.05)	–	(.11)	(.42)
Distributions from net realized gain	–	–	(4.79)	(6.32)	(8.78)
Total distributions	(.08)	(.05)	(4.79)	(6.42)E	(9.20)
Redemption fees added to paid in capitalA	–	–	–	–	–F
Net asset value, end of period	$48.58	$31.01	$30.04	$34.40	$37.34
Total ReturnG	57.00%	3.38%	2.03%	11.01%D	17.60%
Ratios to Average Net AssetsH,I
Expenses before reductions	.66%	.67%	.67%	.67%	.68%
Expenses net of fee waivers, if any	.66%	.67%	.67%	.67%	.68%
Expenses net of all reductions	.66%	.66%	.67%	.66%	.67%
Net investment income (loss)	.15%B	.38%C	.05%	.18%	.63%
Supplemental Data
Net assets, end of period (in millions)	$362	$285	$347	$431	$489
Portfolio turnover rateJ	15%	31%	53%	67%	100%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .05%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .27%. These amounts have been revised from previously reported amounts of $.08 per share and 1.17%.

 D Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.06 per share. Excluding this reimbursement, the total return would have been 10.83%.

 E Total distributions per share do not sum due to rounding.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity Leveraged Company Stock Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Leveraged Company Stock and Class K Shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, and ETFs certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,448,931
Gross unrealized depreciation	(29,940)
Net unrealized appreciation (depreciation)	$1,418,991
Tax Cost	$1,491,446

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,037
Undistributed long-term capital gain	$139,686
Net unrealized appreciation (depreciation) on securities and other investments	$1,418,991

The tax character of distributions paid was as follows:

	July 31, 2021	July 31, 2020
Ordinary Income	$3,020	$ 2,522
Total	$3,020	$ 2,522

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Leveraged Company Stock Fund	365,697	493,359

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .58% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Leveraged Company Stock, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Leveraged Company Stock	$2,975.14
Class K	141.04
	$3,116

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Leveraged Company Stock Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Leveraged Company Stock Fund	$5

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Leveraged Company Stock Fund	46,851	47,915

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Leveraged Company Stock Fund	$5

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Leveraged Company Stock Fund	$3	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $29 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $16.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2021	Year ended July 31, 2020
Fidelity Leveraged Company Stock Fund
Distributions to shareholders
Leveraged Company Stock	$2,357	$2,012
Class K	663	510
Total	$3,020	$2,522

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2021	Year ended July 31, 2020	Year ended July 31, 2021	Year ended July 31, 2020
Fidelity Leveraged Company Stock Fund
Leveraged Company Stock
Shares sold	7,227	2,131	$292,008	$60,081
Reinvestment of distributions	65	59	2,241	1,907
Shares redeemed	(7,729)	(14,344)	(312,433)	(405,183)
Net increase (decrease)	(437)	(12,154)	$(18,184)	$(343,195)
Class K
Shares sold	1,225	871	$52,765	$25,731
Reinvestment of distributions	19	16	663	510
Shares redeemed	(2,968)	(3,258)	(116,654)	(93,350)
Net increase (decrease)	(1,724)	(2,371)	$(63,226)	$(67,109)

11. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Leveraged Company Stock Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Leveraged Company Stock Fund (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the “Fund”) as of July 31, 2021, the related statement of operations for the year ended July 31, 2021, the statement of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2021 and the financial highlights for each of the five years in the period ended July 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

September 13, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 314 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2021 to July 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Expenses Paid During Period-B February 1, 2021 to July 31, 2021
Fidelity Leveraged Company Stock Fund
Leveraged Company Stock	.74%
Actual		$1,000.00	$1,179.50	$4.00
Hypothetical-C		$1,000.00	$1,021.12	$3.71
Class K	.65%
Actual		$1,000.00	$1,180.00	$3.51
Hypothetical-C		$1,000.00	$1,021.57	$3.26

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Leveraged Company Stock voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Leveraged Company Stock Fund
Leveraged Company Stock	09/13/21	09/10/21	$0.015	$2.356
Class K	09/13/21	09/10/21	$0.039	$2.356

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2021, $143,256,764, or, if subsequently determined to be different, the net capital gain of such year.

Leveraged Company Stock and Class K designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Leveraged Company Stock and Class K designates 100% of each dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Leveraged Company Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in October 2019. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management change.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Leveraged Company Stock Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Leveraged Company Stock Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of a representative class of the fund compared to competitive fund median expenses. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total expense ratio of the retail class ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

LSF-ANN-0921
1.762413.120

Fidelity® Blue Chip Growth Fund

Annual Report

July 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Blue Chip Growth Fund	45.70%	28.14%	20.39%
Class K	45.83%	28.26%	20.53%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Blue Chip Growth Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Growth Fund, a class of the fund, on July 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

See above for additional information regarding the performance of Fidelity® Blue Chip Growth Fund.

Period Ending Values
$63,978	Fidelity® Blue Chip Growth Fund
$53,995	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 36.45% for the 12 months ending July 31, 2021, as U.S. equities continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. A confluence of powerful forces propelled risk assets, returning the stock market to pre-pandemic highs by late August 2020. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. This backdrop fueled a sharp rotation, with small-cap value usurping leadership from large growth. As part of the “reopening” theme, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies that stood to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through July, driven by corporate earnings. Notably, this leg saw momentum shift back to large growth, as easing rates and a hawkish Fed stymied the reflation trade. By sector, financials (+55%) led, driven by banks (+63%), whereas utilities (+12%) and consumer staples (+18%) notably lagged.

Comments from Portfolio Manager Sonu Kalra:  For the fiscal year ending July 31, 2021, the fund's share classes gained roughly 46%, outperforming the 36.68% result of the benchmark, the Russell 1000® Growth Index. Security selection drove the fund’s result versus the benchmark, especially in the consumer discretionary sector. Strong picks in the information technology and industrials sectors also helped. Among individual stocks, an outsized stake in electric vehicle maker Tesla (+140%) added more value than any other fund holding. Overweighting graphics chipmaker Nvidia (+84%) and owning a non-benchmark stake in Singapore-based technology conglomerate Sea (+125%) also added value. I reduced the fund’s stake in Tesla and Sea and added more shares of Nvidia by period end. Conversely, stock selection in consumer staples, health care and energy detracted from the fund’s relative performance. Owning a stake in e-cigarette company Juul Labs hurt more than any other fund position. The fund still held a stake in this company at period end. Our non-benchmark stake in Alibaba Group Holding (-9%) also detracted notably. I reduced the fund’s stake in Alibaba as of July 31. Notable changes in positioning included increased exposure to the industrials sector and a lower allocation to health care.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2021

% of fund's net assets
Apple, Inc.	8.7
Amazon.com, Inc.	6.9
Alphabet, Inc. Class A	6.4
Microsoft Corp.	6.3
Facebook, Inc. Class A	4.9
NVIDIA Corp.	4.3
Marvell Technology, Inc.	2.9
Tesla, Inc.	2.1
Lyft, Inc.	1.8
Salesforce.com, Inc.	1.7
46.0

Top Five Market Sectors as of July 31, 2021

% of fund's net assets
Information Technology	35.7
Consumer Discretionary	27.9
Communication Services	16.7
Health Care	7.8
Industrials	6.1

Asset Allocation (% of fund's net assets)

As of July 31, 2021*
Stocks	98.0%
Convertible Securities	2.0%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)**	(0.1)%

 * Foreign investments - 9.5%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Schedule of Investments July 31, 2021

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value (000s)
COMMUNICATION SERVICES - 16.6%
Entertainment - 2.9%
Activision Blizzard, Inc.	1,729,911	$144,655
Endeavor Group Holdings, Inc. (a)(b)	602,092	15,444
Endeavor Group Holdings, Inc. (a)	1,021,359	24,888
Endeavor Group Holdings, Inc. Class A (c)	769,401	19,735
Netflix, Inc. (a)	1,396,381	722,725
Roku, Inc. Class A (a)	422,586	180,998
Sea Ltd. ADR (a)	2,020,494	557,980
		1,666,425
Interactive Media & Services - 13.1%
Alphabet, Inc. Class A (a)	1,342,462	3,617,304
Bumble, Inc. (b)	402,923	20,501
Facebook, Inc. Class A (a)	7,790,994	2,775,931
Match Group, Inc. (a)	1,097,751	174,839
Snap, Inc. Class A (a)	7,041,251	524,010
Tencent Holdings Ltd.	3,414,084	205,897
Twitter, Inc. (a)	1,048,945	73,164
VerticalScope Holdings, Inc.	170,784	3,993
Zillow Group, Inc. Class C (a)(b)	329,319	34,993
		7,430,632
Media - 0.3%
Criteo SA sponsored ADR (a)	2,359,994	91,544
DISH Network Corp. Class A (a)	1,988,676	83,306
		174,850
Wireless Telecommunication Services - 0.3%
T-Mobile U.S., Inc. (a)	1,173,162	168,959

TOTAL COMMUNICATION SERVICES		9,440,866

CONSUMER DISCRETIONARY - 26.8%
Automobiles - 2.8%
Arrival SA (c)	734,236	9,450
Daimler AG (Germany)	170,159	15,195
Ford Motor Co. (a)	3,193,389	44,548
General Motors Co. (a)	2,042,171	116,077
Harley-Davidson, Inc.	335,417	13,289
Hyundai Motor Co.	52,640	9,955
Kia Corp.	159,670	11,580
Lucid Motors, Inc. (c)	2,496,600	53,297
Neutron Holdings, Inc. (a)(c)(d)	7,152,433	98
Rad Power Bikes, Inc. (c)(d)	928,091	4,477
Tesla, Inc. (a)	1,730,245	1,189,024
XPeng, Inc.:
ADR (a)	2,923,417	118,486
Class A	485,103	9,314
		1,594,790
Diversified Consumer Services - 0.1%
Duolingo, Inc.	51,000	7,153
FSN E-Commerce Ventures Pvt Ltd. (c)(d)	6,140,430	29,643
Mister Car Wash, Inc. (b)	648,202	13,509
The Beachbody Co., Inc. (c)	742,455	6,334
		56,639
Hotels, Restaurants & Leisure - 4.0%
Airbnb, Inc. Class A (b)	2,869,150	413,186
Caesars Entertainment, Inc. (a)	3,749,185	327,529
Chipotle Mexican Grill, Inc. (a)	139,842	260,587
Churchill Downs, Inc.	449,173	83,456
DraftKings, Inc. Class A (a)(b)	263,975	12,803
Evolution AB (e)	349,994	60,970
Expedia, Inc. (a)	1,020,299	164,136
F45 Training Holdings, Inc. (b)	289,900	4,273
Flutter Entertainment PLC (a)	46,034	7,870
Hilton Worldwide Holdings, Inc. (a)	921,851	121,177
Krispy Kreme, Inc.	589,410	9,407
Marriott International, Inc. Class A (a)	1,216,782	177,626
MGM Resorts International	2,212,579	83,038
Penn National Gaming, Inc. (a)	6,442,231	440,520
Planet Fitness, Inc. (a)	693,071	52,140
Vail Resorts, Inc. (a)	210,820	64,342
		2,283,060
Household Durables - 0.8%
D.R. Horton, Inc.	444,721	42,440
KB Home	554,339	23,526
Lennar Corp. Class A	610,591	64,204
Matterport, Inc. (c)	500,000	6,953
Meritage Homes Corp. (a)	158,480	17,208
PulteGroup, Inc.	551,092	30,238
Sonos, Inc. (a)	526,221	17,565
Tempur Sealy International, Inc.	1,437,654	62,207
Toll Brothers, Inc.	946,208	56,082
Traeger, Inc.	559,000	12,415
TRI Pointe Homes, Inc. (a)	2,419,003	58,346
Tupperware Brands Corp. (a)(f)	4,392,147	91,752
		482,936
Internet & Direct Marketing Retail - 8.5%
About You Holding AG	314,319	9,157
Alibaba Group Holding Ltd. sponsored ADR (a)	183,000	35,720
Amazon.com, Inc. (a)	1,185,610	3,945,224
BHG Group AB (a)	651,024	10,043
Chewy, Inc. (a)(b)	593,983	49,716
Coupang, Inc. Class A (a)(b)	166,289	6,040
Deliveroo PLC	10,728,200	46,750
Deliveroo PLC Class A (a)(e)	6,165,036	28,279
Delivery Hero AG (a)(e)	173,052	25,907
eBay, Inc.	1,455,898	99,307
Etsy, Inc. (a)	359,929	66,051
Farfetch Ltd. Class A (a)	1,970,108	98,742
Global-e Online Ltd. (a)	304,574	21,211
JD Health International, Inc. (b)(e)	1,430,716	15,364
JD.com, Inc. sponsored ADR (a)	258,800	18,344
Pinduoduo, Inc. ADR (a)	731,336	66,998
Poshmark, Inc.	172,800	6,781
The Original BARK Co. Class A (a)(f)	1,954,127	15,731
The RealReal, Inc. (a)	2,332,700	38,513
thredUP, Inc. (a)	333,650	7,961
Wayfair LLC Class A (a)	711,676	171,770
Zomato Ltd. (c)	25,862,000	39,475
		4,823,084
Leisure Products - 0.2%
Peloton Interactive, Inc. Class A (a)	984,237	116,189
Multiline Retail - 0.5%
Kohl's Corp.	682,347	34,663
Nordstrom, Inc. (a)	2,978,982	98,604
Ollie's Bargain Outlet Holdings, Inc. (a)	662,200	61,651
Target Corp.	278,436	72,686
		267,604
Specialty Retail - 5.4%
Academy Sports & Outdoors, Inc.	407,118	15,084
American Eagle Outfitters, Inc. (b)	8,260,810	284,750
Aritzia LP (a)	1,414,216	41,477
Auto1 Group SE (e)	302,613	14,811
Bath & Body Works, Inc.	1,176,757	94,223
Burlington Stores, Inc. (a)	408,068	136,621
Carvana Co. Class A (a)(b)	1,673,830	565,018
Cazoo Holdings Ltd. (c)	331,522	10,180
Citi Trends, Inc. (a)	299,564	23,890
Dick's Sporting Goods, Inc. (b)	1,444,944	150,476
Five Below, Inc. (a)	833,979	162,142
Floor & Decor Holdings, Inc. Class A (a)	1,650,822	201,417
Gap, Inc.	2,581,237	75,295
JD Sports Fashion PLC	1,371,847	17,105
Lowe's Companies, Inc.	3,840,382	740,003
RH (a)	727,353	483,021
The Home Depot, Inc.	234,164	76,850
Torrid Holdings, Inc.	178,233	4,162
		3,096,525
Textiles, Apparel & Luxury Goods - 4.5%
Allbirds, Inc. (a)(c)(d)	181,080	2,039
Burberry Group PLC	975,839	27,996
Capri Holdings Ltd. (a)	4,807,225	270,695
Crocs, Inc. (a)	2,521,568	342,454
Deckers Outdoor Corp. (a)	407,322	167,348
Dr. Martens Ltd. (a)	2,332,660	14,040
Hermes International SCA	12,202	18,658
lululemon athletica, Inc. (a)	1,490,373	596,403
LVMH Moet Hennessy Louis Vuitton SE	134,256	107,494
Moncler SpA	893,834	61,498
NIKE, Inc. Class B	2,961,915	496,150
Prada SpA	817,169	6,383
Puma AG	278,212	34,158
PVH Corp. (a)	1,892,279	197,970
Samsonite International SA (a)(e)	9,651,455	17,934
Tapestry, Inc. (a)	2,587,503	109,451
Tory Burch LLC (a)(c)(d)(g)	293,611	12,749
Under Armour, Inc. Class A (sub. vtg.) (a)	3,521,649	72,018
		2,555,438

TOTAL CONSUMER DISCRETIONARY		15,276,265

CONSUMER STAPLES - 0.9%
Beverages - 0.6%
Celsius Holdings, Inc. (a)	1,121,534	76,971
Kweichow Moutai Co. Ltd. (A Shares)	14,700	3,820
Monster Beverage Corp. (a)	955,620	90,134
The Coca-Cola Co.	3,122,526	178,078
		349,003
Food & Staples Retailing - 0.0%
Blink Health, Inc. Series A1 (c)(d)	51,117	1,952
Sweetgreen, Inc. warrants 1/21/26 (a)(c)(d)	346,965	1,371
Zur Rose Group AG (a)	23,843	8,870
		12,193
Food Products - 0.1%
AppHarvest, Inc. (c)	1,824,864	21,752
Darling Ingredients, Inc. (a)	451,649	31,195
Freshpet, Inc. (a)	75,996	11,130
		64,077
Personal Products - 0.1%
The Honest Co., Inc.	2,307,344	29,841
Tobacco - 0.1%
JUUL Labs, Inc.:
Class A (a)(c)(d)	21,148	1,197
Class B (a)(c)(d)	6,625	375
Swedish Match Co. AB	2,799,854	25,073
		26,645

TOTAL CONSUMER STAPLES		481,759

ENERGY - 1.0%
Energy Equipment & Services - 0.1%
Schlumberger Ltd.	1,245,435	35,906
Oil, Gas & Consumable Fuels - 0.9%
Antero Resources Corp. (a)	838,594	11,405
APA Corp.	488,796	9,165
Cheniere Energy, Inc. (a)	255,827	21,727
ConocoPhillips Co.	676,240	37,910
Devon Energy Corp.	612,280	15,821
Diamondback Energy, Inc.	410,654	31,674
EOG Resources, Inc.	904,166	65,878
Hess Corp.	1,058,460	80,909
Pioneer Natural Resources Co.	122,140	17,755
Reliance Industries Ltd.	7,638,838	209,128
Reliance Industries Ltd.	509,255	9,661
Reliance Industries Ltd. sponsored GDR (e)	437,498	24,194
Suncor Energy, Inc.	246,411	4,851
Thungela Resources Ltd. (a)	41,639	129
		540,207

TOTAL ENERGY		576,113

FINANCIALS - 1.5%
Banks - 0.4%
Bank of America Corp.	713,110	27,355
Citigroup, Inc.	272,294	18,413
Kotak Mahindra Bank Ltd. (a)	779,186	17,344
Wells Fargo & Co.	3,882,826	178,377
		241,489
Capital Markets - 0.3%
Charles Schwab Corp.	513,739	34,909
Coinbase Global, Inc. (a)(b)	40,218	9,515
Goldman Sachs Group, Inc.	171,988	64,475
Morgan Stanley	815,206	78,243
Wheels Up Experience, Inc. (c)	1,113,277	8,016
		195,158
Consumer Finance - 0.5%
Ally Financial, Inc.	1,296,967	66,612
American Express Co.	801,866	136,742
Capital One Financial Corp.	450,716	72,881
LendingClub Corp. (a)	592,800	14,464
		290,699
Diversified Financial Services - 0.2%
Ant International Co. Ltd. Class C (a)(c)(d)	4,367,660	10,919
BowX Acquisition Corp. (a)	1,761,135	18,615
CCC Intelligent Solutions Holdings, Inc. (c)	428,742	3,573
Cyxtera Technologies, Inc. (c)	1,114,254	9,517
Horizon Acquisition Corp. Class A (a)	1,217,499	12,041
Hyzon Motors, Inc. (c)	763,900	4,627
Owlet, Inc. (c)	1,485,408	13,248
Rapyd Financial Network 2016 Ltd. (c)(d)	204,327	15,000
		87,540
Insurance - 0.1%
Goosehead Insurance	114,993	13,821
Oscar Health, Inc. Class A	915,298	14,721
		28,542
Thrifts & Mortgage Finance - 0.0%
Housing Development Finance Corp. Ltd.	697,722	22,910

TOTAL FINANCIALS		866,338

HEALTH CARE - 7.8%
Biotechnology - 2.6%
Absci Corp.	645,000	18,370
Acceleron Pharma, Inc. (a)	423,645	52,981
ADC Therapeutics SA (a)	398,460	8,384
Aerovate Therapeutics, Inc.	371,912	4,779
Agios Pharmaceuticals, Inc. (a)	362,247	17,420
Akouos, Inc. (a)	240,368	2,613
Allakos, Inc. (a)	77,085	6,133
Alnylam Pharmaceuticals, Inc. (a)	778,158	139,244
Annexon, Inc. (a)	457,790	9,641
Arcutis Biotherapeutics, Inc. (a)	497,735	11,612
Argenx SE ADR (a)	94,968	28,911
Ascendis Pharma A/S sponsored ADR (a)	458,036	54,135
Avidity Biosciences, Inc. (a)	203,016	3,920
BeiGene Ltd. (a)	565,234	13,351
BeiGene Ltd. ADR (a)	131,454	41,617
BioAtla, Inc.	129,107	5,292
Biomea Fusion, Inc. (a)	1,354	18
Bolt Biotherapeutics, Inc.	281,146	3,135
BridgeBio Pharma, Inc. (a)(b)	142,632	7,624
Century Therapeutics, Inc.	283,676	8,269
Cerevel Therapeutics Holdings (a)	647,702	15,959
Cibus Corp.:
Series C (a)(c)(d)(g)	3,045,600	5,361
Series D (a)(c)(d)(g)	1,716,640	3,021
Series E (c)(d)(g)	2,099,645	3,695
Connect Biopharma Holdings Ltd. ADR (a)	426,469	9,387
Cytokinetics, Inc. (a)	188,900	5,607
CytomX Therapeutics, Inc. (a)(e)	378,621	2,048
Day One Biopharmaceuticals, Inc. (a)	650,565	15,431
Erasca, Inc.	334,600	7,027
Forma Therapeutics Holdings, Inc. (a)	258,954	5,927
Fusion Pharmaceuticals, Inc. (a)	269,087	2,193
Generation Bio Co. (a)	847,002	18,414
Graphite Bio, Inc.	324,101	6,923
Horizon Therapeutics PLC (a)	1,464,064	146,436
Icosavax, Inc.	55,480	1,379
Imago BioSciences, Inc.	221,600	4,060
Immunocore Holdings PLC	61,640	1,997
Immunocore Holdings PLC ADR	197,723	6,469
Instil Bio, Inc. (a)	571,540	8,602
Intellia Therapeutics, Inc. (a)	74,961	10,633
Janux Therapeutics, Inc.	277,786	9,009
Karuna Therapeutics, Inc. (a)	181,204	20,697
Kura Oncology, Inc. (a)	238,125	4,510
Mirati Therapeutics, Inc. (a)	56,327	9,016
Moderna, Inc. (a)	603,098	213,255
Monte Rosa Therapeutics, Inc.	284,574	6,978
Natera, Inc. (a)	95,400	10,925
Novavax, Inc. (a)(b)	323,645	58,039
Nuvalent, Inc. Class A	212,900	3,885
Passage Bio, Inc. (a)	444,280	5,243
Prelude Therapeutics, Inc.	254,393	8,151
Protagonist Therapeutics, Inc. (a)	554,862	27,427
Recursion Pharmaceuticals, Inc. (a)(b)	534,479	16,221
Regeneron Pharmaceuticals, Inc. (a)	145,804	83,780
Relay Therapeutics, Inc. (a)	280,461	9,098
Revolution Medicines, Inc. (a)	445,729	12,766
Scholar Rock Holding Corp. (a)	95,229	2,976
Seagen, Inc. (a)	107,763	16,530
Shattuck Labs, Inc.	188,391	4,152
Silverback Therapeutics, Inc.	271,310	8,215
Taysha Gene Therapies, Inc.	225,028	3,891
Tenaya Therapeutics, Inc.	379,200	5,821
TG Therapeutics, Inc. (a)	220,300	7,708
Translate Bio, Inc. (a)	622,912	17,217
Turning Point Therapeutics, Inc. (a)	463,698	29,593
Twist Bioscience Corp. (a)	39,195	4,823
Vaxcyte, Inc. (a)	380,058	8,240
Verve Therapeutics, Inc.	490,094	29,126
Xencor, Inc. (a)	394,387	12,139
Zai Lab Ltd. ADR (a)	562,248	81,307
		1,448,756
Health Care Equipment & Supplies - 2.4%
Axonics Modulation Technologies, Inc. (a)	757,355	51,462
Boston Scientific Corp. (a)	621,683	28,349
CryoPort, Inc. (a)(b)	139,286	8,597
Danaher Corp.	494,923	147,235
DexCom, Inc. (a)	636,346	328,043
Figs, Inc. Class A (a)(b)	572,521	20,840
InMode Ltd. (a)(b)	471,728	53,621
Insulet Corp. (a)	330,361	92,399
Intuitive Surgical, Inc. (a)	364,081	360,972
Nevro Corp. (a)	65,037	10,081
Outset Medical, Inc.	242,886	9,949
Shockwave Medical, Inc. (a)	920,010	167,442
Sight Sciences, Inc.	203,100	7,509
Tandem Diabetes Care, Inc. (a)	734,877	79,859
The Cooper Companies, Inc.	26,173	11,039
		1,377,397
Health Care Providers & Services - 0.8%
1Life Healthcare, Inc. (a)	838,903	22,684
agilon health, Inc. (a)	677,065	24,909
Alignment Healthcare, Inc. (a)	528,815	11,015
Alignment Healthcare, Inc.	434,814	8,604
Cano Health, Inc. (a)	1,102,484	11,852
Guardant Health, Inc. (a)	529,176	58,104
HCA Holdings, Inc.	22,500	5,585
Humana, Inc.	276,372	117,696
LifeStance Health Group, Inc.	427,310	10,127
Oak Street Health, Inc. (a)	714,294	45,029
Owens & Minor, Inc.	364,770	16,871
Signify Health, Inc.	108,673	2,860
Surgery Partners, Inc. (a)	345,151	18,831
UnitedHealth Group, Inc.	226,594	93,407
		447,574
Health Care Technology - 0.0%
Certara, Inc.	404,556	11,008
CM Life Sciences, Inc. (c)	518,000	5,259
Medlive Technology Co. Ltd.	2,018,000	7,163
MultiPlan Corp. warrants (a)(c)	138,859	304
		23,734
Life Sciences Tools & Services - 0.5%
10X Genomics, Inc. (a)	337,524	61,845
23andMe Holding Co. (c)	743,453	5,836
23andMe Holding Co. Class B	1,837,210	12,980
Avantor, Inc. (a)	1,553,395	58,377
Bio-Rad Laboratories, Inc. Class A (a)	32,991	24,397
Eurofins Scientific SA	94,009	11,245
Joinn Laboratories China Co. Ltd. (H Shares) (e)	230,595	3,858
Maravai LifeSciences Holdings, Inc.	779,620	34,280
Nanostring Technologies, Inc. (a)	308,582	19,114
Olink Holding AB ADR (a)	663,958	24,812
Seer, Inc.	138,612	4,427
Stevanato Group SpA	237,000	4,785
Thermo Fisher Scientific, Inc.	10,800	5,832
		271,788
Pharmaceuticals - 1.5%
Antengene Corp. (e)	6,358,838	11,701
Arvinas Holding Co. LLC (a)	61,354	6,203
Atea Pharmaceuticals, Inc.	314,264	7,869
Chiasma, Inc. warrants 12/16/24 (a)	55,391	30
Cyteir Therapeutics, Inc.	160,703	3,094
Eli Lilly & Co.	1,497,958	364,753
GH Research PLC	268,603	5,291
Hansoh Pharmaceutical Group Co. Ltd. (e)	2,411,508	8,642
Intra-Cellular Therapies, Inc. (a)	631,281	21,672
Longboard Pharmaceuticals, Inc. (a)	549,086	4,942
Nuvation Bio, Inc. (c)	1,101,428	9,516
Nuvation Bio, Inc.	1,611,443	13,227
OptiNose, Inc. (a)	1,108,972	3,149
Pharvaris BV	234,255	4,163
Zoetis, Inc. Class A	1,918,310	388,841
		853,093

TOTAL HEALTH CARE		4,422,342

INDUSTRIALS - 5.8%
Aerospace & Defense - 0.5%
Airbus Group NV (a)	292,983	40,188
Axon Enterprise, Inc. (a)	291,396	54,205
Howmet Aerospace, Inc.	1,378,947	45,257
Space Exploration Technologies Corp.:
Class A (a)(c)(d)	262,745	110,350
Class C (a)(c)(d)	2,783	1,169
The Boeing Co. (a)	284,759	64,492
		315,661
Air Freight & Logistics - 0.3%
FedEx Corp.	557,326	156,023
Building Products - 0.3%
Builders FirstSource, Inc. (a)	1,630,653	72,564
Carrier Global Corp.	739,854	40,877
The AZEK Co., Inc. (a)	1,472,344	53,549
Trane Technologies PLC	57,415	11,690
		178,680
Commercial Services & Supplies - 0.1%
ACV Auctions, Inc.	780,496	17,172
ACV Auctions, Inc. Class A (a)	1,124,402	26,041
		43,213
Construction & Engineering - 0.1%
Dycom Industries, Inc. (a)	367,352	25,494
MasTec, Inc. (a)	322,856	32,683
		58,177
Electrical Equipment - 0.3%
Acuity Brands, Inc.	593,300	104,053
Freyr A/S (c)	742,364	5,940
Generac Holdings, Inc. (a)	13,100	5,494
Sunrun, Inc. (a)	1,261,719	66,833
		182,320
Industrial Conglomerates - 0.2%
General Electric Co.	9,420,918	122,001
Machinery - 0.3%
Caterpillar, Inc.	119,571	24,721
Crane Co.	107,647	10,467
Deere & Co.	212,591	76,871
Otis Worldwide Corp.	266,927	23,903
Proterra, Inc. Class A (a)	1,560,162	17,209
		153,171
Marine - 0.0%
Golden Ocean Group Ltd.	1,042,181	10,182
Star Bulk Carriers Corp.	929,851	17,695
		27,877
Professional Services - 0.2%
First Advantage Corp.	691,667	13,564
KBR, Inc.	540,039	20,900
Upwork, Inc. (a)	1,273,086	65,933
YourPeople, Inc. (a)(d)	2,074,892	17
		100,414
Road & Rail - 3.5%
Avis Budget Group, Inc. (a)	610,604	50,540
Canadian Pacific Railway Ltd.	650,580	48,309
Lyft, Inc. (a)	18,869,825	1,043,879
TuSimple Holdings, Inc. (a)	1,016,195	37,396
Uber Technologies, Inc. (a)	18,595,611	808,165
		1,988,289

TOTAL INDUSTRIALS		3,325,826

INFORMATION TECHNOLOGY - 35.3%
Electronic Equipment & Components - 0.0%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	3,665,000	14,497
IT Services - 3.9%
Adyen BV (a)(e)	4,492	12,174
Afterpay Ltd. (a)	655,359	46,487
Dlocal Ltd.	614,584	27,742
Endava PLC ADR (a)	277,570	35,701
Flywire Corp. (a)	178,530	5,670
Marqeta, Inc. Class A	228,278	6,125
MongoDB, Inc. Class A (a)	187,242	67,205
Payfare, Inc. (a)	1,075,615	10,199
Paymentus Holdings, Inc. (a)	98,577	2,859
Payoneer Global, Inc. (c)	1,052,700	9,441
PayPal Holdings, Inc. (a)	3,182,410	876,849
Shopify, Inc. Class A (a)	236,145	354,520
Snowflake Computing, Inc. (b)	145,955	38,783
Square, Inc. (a)	1,510,136	373,396
Squarespace, Inc. Class A (a)	283,270	14,342
TaskUs, Inc.	263,875	8,035
Twilio, Inc. Class A (a)	807,445	301,653
		2,191,181
Semiconductors & Semiconductor Equipment - 9.7%
ASML Holding NV	92,247	70,729
Cirrus Logic, Inc. (a)	651,943	53,844
Enphase Energy, Inc. (a)	628,701	119,202
Lam Research Corp.	145,622	92,821
Marvell Technology, Inc.	27,432,516	1,659,942
NVIDIA Corp.	12,686,300	2,473,702
NXP Semiconductors NV	3,733,088	770,472
ON Semiconductor Corp. (a)	1,514,917	59,173
Silergy Corp.	53,000	7,198
Synaptics, Inc. (a)	173,478	26,355
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	347,089	40,484
Teradyne, Inc.	1,057,586	134,313
		5,508,235
Software - 13.0%
Adobe, Inc. (a)	1,260,427	783,519
Atlassian Corp. PLC (a)	88,595	28,804
Atom Tickets LLC (a)(c)(d)(g)	1,204,239	614
Autodesk, Inc. (a)	76,599	24,598
Avalara, Inc. (a)	156,477	26,158
Blend Labs, Inc. (b)	247,300	4,466
Cadence Design Systems, Inc. (a)	423,289	62,499
Cloudflare, Inc. (a)	288,844	34,266
Confluent, Inc. (b)	137,546	5,390
Coupa Software, Inc. (a)	317,218	68,836
Crowdstrike Holdings, Inc. (a)	354,741	89,966
DocuSign, Inc. (a)	479,590	142,937
DoubleVerify Holdings, Inc. (a)	813,939	28,162
DoubleVerify Holdings, Inc.	1,707,102	56,112
Epic Games, Inc. (c)(d)	6,131	5,426
Five9, Inc. (a)	156,908	31,584
Freee KK (a)	50,520	4,329
HubSpot, Inc. (a)	333,012	198,482
Intuit, Inc.	231,774	122,833
Lightspeed POS, Inc. (Canada) (a)	1,606,028	137,522
Microsoft Corp.	12,592,739	3,587,797
Monday.com Ltd.	20,263	4,484
Pine Labs Private Ltd. (c)(d)	9,912	3,696
Procore Technologies, Inc. (a)(b)	52,826	5,456
RingCentral, Inc. (a)	484,371	129,458
Riskified Ltd.	193,900	5,317
Riskified Ltd.:
Class A	462,112	11,404
Class B	924,224	22,808
Salesforce.com, Inc. (a)	4,011,496	970,501
SentinelOne, Inc.	866,938	42,749
ServiceNow, Inc. (a)	204,499	120,223
Similarweb Ltd. (a)	458,695	11,000
Sinch AB (a)(e)	266,108	5,376
Stripe, Inc. Class B (a)(c)(d)	173,600	6,966
Taboola.com Ltd.	1,714,679	14,444
Taboola.com Ltd. (c)	741,714	6,595
Tanium, Inc. Class B (a)(c)(d)	554,900	6,243
Telos Corp.	412,533	11,559
The Trade Desk, Inc. (a)	1,553,338	127,234
UiPath, Inc.	499,500	29,686
UiPath, Inc. Class A (a)(b)	319,853	20,010
Volue A/S	2,620,105	13,657
Workday, Inc. Class A (a)	397,082	93,076
Zendesk, Inc. (a)	164,800	21,511
Zoom Video Communications, Inc. Class A (a)	784,734	296,708
		7,424,461
Technology Hardware, Storage & Peripherals - 8.7%
Apple, Inc.	34,077,675	4,970,562

TOTAL INFORMATION TECHNOLOGY		20,108,936

MATERIALS - 1.7%
Chemicals - 0.7%
Albemarle Corp. U.S.	107,191	22,086
CF Industries Holdings, Inc.	76,095	3,595
Corbion NV	86,939	4,763
Corteva, Inc.	829,104	35,469
Nutrien Ltd.	2,227,657	132,452
Olin Corp.	893,103	42,003
PPG Industries, Inc.	129,570	21,187
The Chemours Co. LLC	2,796,755	92,992
The Mosaic Co.	2,284,209	71,336
		425,883
Construction Materials - 0.1%
Eagle Materials, Inc.	223,508	31,586
Metals & Mining - 0.8%
Allegheny Technologies, Inc. (a)	669,005	13,735
Anglo American PLC (United Kingdom)	416,390	18,452
ArcelorMittal SA Class A unit (b)	2,272,363	80,078
First Quantum Minerals Ltd.	1,370,758	29,358
Freeport-McMoRan, Inc.	5,932,330	226,022
Gatos Silver, Inc.	1,306,689	17,823
Vale SA sponsored ADR	4,195,343	88,186
		473,654
Paper & Forest Products - 0.1%
West Fraser Timber Co. Ltd.	557,847	40,014

TOTAL MATERIALS		971,137

REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.2%
Lamar Advertising Co. Class A	100,072	10,668
Simon Property Group, Inc.	663,102	83,896
		94,564
Real Estate Management & Development - 0.1%
Compass, Inc.	545,559	7,080
Realogy Holdings Corp. (a)(b)	545,172	9,660
Redfin Corp. (a)(b)	981,182	57,468
		74,208

TOTAL REAL ESTATE		168,772

UTILITIES - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Brookfield Renewable Corp.	483,570	20,520
TOTAL COMMON STOCKS
(Cost $23,584,849)		55,658,874

Preferred Stocks - 2.2%
Convertible Preferred Stocks - 1.9%
COMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Starry, Inc.:
Series C (a)(c)(d)	5,833,836	9,801
Series D (a)(c)(d)	6,810,656	11,442
Series E3 (c)(d)	3,377,325	5,674
		26,917
CONSUMER DISCRETIONARY - 0.7%
Automobiles - 0.3%
Bird Rides, Inc. (c)	3,340,658	25,078
Bird Rides, Inc.:
Series C1 (c)	2,114,013	15,870
Series D (c)	265,200	1,991
Rad Power Bikes, Inc.:
Series A (c)(d)	120,997	584
Series C (c)(d)	476,111	2,297
Rivian Automotive, Inc.:
Series E (c)(d)	2,276,313	83,882
Series F (c)(d)	1,007,008	37,108
		166,810
Hotels, Restaurants & Leisure - 0.0%
MOD Super Fast Pizza Holdings LLC:
Series 3 (a)(c)(d)(g)	68,723	15,795
Series 4 (a)(c)(d)(g)	6,272	1,366
Series 5 (a)(c)(d)(g)	25,187	5,190
		22,351
Internet & Direct Marketing Retail - 0.3%
GoBrands, Inc.:
Series G (c)(d)	166,200	64,567
Series H (c)(d)	104,029	40,414
Instacart, Inc.:
Series H (c)(d)	245,379	30,672
Series I (c)(d)	118,846	14,856
Reddit, Inc.:
Series B (a)(c)(d)	524,232	32,394
Series E (c)(d)	43,813	2,707
		185,610
Specialty Retail - 0.1%
Fanatics, Inc.:
Series E (c)(d)	1,040,349	36,277
Series F (c)(d)	60,574	2,112
		38,389
Textiles, Apparel & Luxury Goods - 0.0%
Algolia SAS Series D (c)(d)	276,495	8,086
Allbirds, Inc.:
Series A (a)(c)(d)	71,465	805
Series B (a)(c)(d)	12,560	141
Series C (a)(c)(d)	119,995	1,351
Series Seed (a)(c)(d)	38,400	432
		10,815
TOTAL CONSUMER DISCRETIONARY		423,975
CONSUMER STAPLES - 0.4%
Food & Staples Retailing - 0.1%
Blink Health, Inc. Series C (a)(c)(d)	170,685	6,517
Sweetgreen, Inc.:
Series C (a)(c)(d)	15,004	197
Series D (a)(c)(d)	241,354	3,174
Series H (a)(c)(d)	3,242,523	42,639
Series I (a)(c)(d)	568,842	7,480
Series J (c)(d)	346,965	4,563
		64,570
Food Products - 0.0%
Agbiome LLC Series C (a)(c)(d)	1,091,300	6,549
Bowery Farming, Inc. Series C1 (c)(d)	161,262	9,716
		16,265
Tobacco - 0.3%
JUUL Labs, Inc.:
Series C (a)(c)(d)	2,570,575	145,520
Series D (a)(c)(d)	13,822	782
Series E (a)(c)(d)	14,959	847
		147,149
TOTAL CONSUMER STAPLES		227,984
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Sonder Holdings, Inc. Series D1 (c)	606,719	8,613
HEALTH CARE - 0.0%
Pharmaceuticals - 0.0%
Castle Creek Pharmaceutical Holdings, Inc. Series B (a)(c)(d)	3,301	2,163
INDUSTRIALS - 0.3%
Aerospace & Defense - 0.3%
ABL Space Systems Series B (c)(d)	270,130	12,165
Relativity Space, Inc. Series E (c)(d)	2,480,614	56,645
Space Exploration Technologies Corp.:
Series G (a)(c)(d)	97,277	40,855
Series H (a)(c)(d)	25,767	10,822
Series N (c)(d)	79,406	33,350
		153,837
Construction & Engineering - 0.0%
Beta Technologies, Inc. Series A (c)(d)	101,010	7,401
Transportation Infrastructure - 0.0%
Delhivery Pvt Ltd. Series H (c)(d)	24,696	11,844
TOTAL INDUSTRIALS		173,082
INFORMATION TECHNOLOGY - 0.3%
Communications Equipment - 0.0%
Xsight Labs Ltd. Series D (c)(d)	1,192,000	9,531
Electronic Equipment & Components - 0.0%
Enevate Corp. Series E (c)(d)	12,084,432	13,398
IT Services - 0.1%
AppNexus, Inc. Series E (Escrow) (a)(c)(d)	646,522	20
ByteDance Ltd. Series E1 (c)(d)	293,038	34,048
Yanka Industries, Inc. Series F (c)(d)	508,854	16,221
		50,289
Semiconductors & Semiconductor Equipment - 0.1%
SiMa.ai Series B (c)(d)	2,821,200	14,465
Tenstorrent, Inc. Series C1 (c)(d)	77,800	4,626
		19,091
Software - 0.1%
Databricks, Inc. Series G (c)(d)	145,986	25,893
Dataminr, Inc. Series D (a)(c)(d)	277,250	12,199
Delphix Corp. Series D (a)(c)(d)	675,445	3,803
Jet.Com, Inc. Series B1 (Escrow) (a)(c)(d)	2,928,086	0
Malwarebytes Corp. Series B (a)(c)(d)	1,056,193	21,398
Nuvia, Inc. Series B (c)	1,606,942	1,313
Stripe, Inc. Series H (c)(d)	73,100	2,933
		67,539
TOTAL INFORMATION TECHNOLOGY		159,848
MATERIALS - 0.1%
Metals & Mining - 0.1%
Diamond Foundry, Inc. Series C (c)(d)	2,271,329	54,512
UTILITIES - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Redwood Materials Series C (c)(d)	341,408	16,184

TOTAL CONVERTIBLE PREFERRED STOCKS		1,093,278

Nonconvertible Preferred Stocks - 0.3%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.1%
Neutron Holdings, Inc.:
Series 1C (a)(c)(d)	50,654,200	694
Series 1D (a)(c)(d)	85,315,542	1,169
Volkswagen AG	255,257	62,225
Waymo LLC Series A2 (a)(c)(d)	81,316	7,458
		71,546
Specialty Retail - 0.1%
Cazoo Holdings Ltd.:
Series A (c)	10,823	332
Series B (c)	189,488	5,818
Series C (c)	3,846	118
Series D (c)	676,921	20,786
		27,054
TOTAL CONSUMER DISCRETIONARY		98,600
HEALTH CARE - 0.0%
Pharmaceuticals - 0.0%
Castle Creek Pharmaceutical Holdings, Inc. Series A4 (a)(c)(d)	29,758	19,497
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.0%
Gupshup, Inc. (c)(d)	709,497	16,223
Software - 0.1%
Pine Labs Private Ltd.:
Series 1 (c)(d)	23,689	8,833
Series A (c)(d)	5,920	2,207
Series B (c)(d)	6,440	2,401
Series B2 (c)(d)	5,209	1,942
Series C (c)(d)	9,690	3,613
Series C1 (c)(d)	2,041	761
Series D (c)(d)	2,183	814
		20,571
TOTAL INFORMATION TECHNOLOGY		36,794

TOTAL NONCONVERTIBLE PREFERRED STOCKS		154,891

TOTAL PREFERRED STOCKS
(Cost $870,793)		1,248,169
	Principal Amount (000s)	Value (000s)

Convertible Bonds - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Neutron Holdings, Inc.:
4% 5/22/27 (c)(d)	2,433	2,433
4% 6/12/27 (c)(d)	647	647
Rivian Automotive, Inc. 0% (c)(d)(h)	20,222	20,222
		23,302
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
The Real Good Food Co. LLC 1% (c)(d)(h)	12,116	12,116
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Sonder Holdings, Inc. 0% (c)(d)(h)	4,056	4,056
HEALTH CARE - 0.0%
Pharmaceuticals - 0.0%
Castle Creek Pharmaceutical Holdings, Inc. 0% (c)(d)(h)	917	917
TOTAL CONVERTIBLE BONDS
(Cost $40,391)		40,391

Preferred Securities - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Internet & Direct Marketing Retail - 0.1%
Circle Internet Financial Ltd. 0% (c)(d)(h)	20,193	20,193
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment & Components - 0.0%
Enevate Corp. 0% 1/29/23 (c)(d)	5,145	5,145
Semiconductors & Semiconductor Equipment - 0.0%
Tenstorrent, Inc. 0% (c)(d)(h)	4,320	4,320

TOTAL INFORMATION TECHNOLOGY		9,465

TOTAL PREFERRED SECURITIES
(Cost $29,658)		29,658
	Shares	Value (000s)

Money Market Funds - 1.3%
Fidelity Cash Central Fund 0.06% (i)	21,832,865	21,837
Fidelity Securities Lending Cash Central Fund 0.06% (i)(j)	726,679,581	726,752
TOTAL MONEY MARKET FUNDS
(Cost $748,589)		748,589
TOTAL INVESTMENT IN SECURITIES - 101.4%
(Cost $25,274,280)		57,725,681
NET OTHER ASSETS (LIABILITIES) - (1.4)%		(772,414)
NET ASSETS - 100%		$56,953,267

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,731,402,000 or 3.0% of net assets.

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $231,258,000 or 0.4% of net assets.

 (f) Affiliated company

 (g) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (h) Security is perpetual in nature with no stated maturity date.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
23andMe Holding Co.	2/3/21	$7,435
ABL Space Systems Series B	3/24/21	$12,165
Agbiome LLC Series C	6/29/18	$6,912
Algolia SAS Series D	7/23/21	$8,086
Allbirds, Inc.	10/9/18	$1,986
Allbirds, Inc. Series A	10/9/18	$784
Allbirds, Inc. Series B	10/9/18	$138
Allbirds, Inc. Series C	10/9/18	$1,316
Allbirds, Inc. Series Seed	10/9/18	$421
Ant International Co. Ltd. Class C	5/16/18	$24,503
AppHarvest, Inc.	1/29/21	$18,249
AppNexus, Inc. Series E (Escrow)	8/1/14	$0
Arrival SA	3/24/21	$7,342
Atom Tickets LLC	8/15/17	$7,000
Beta Technologies, Inc. Series A	4/9/21	$7,401
Bird Rides, Inc.	2/12/21 - 4/20/21	$17,209
Bird Rides, Inc. Series C1	12/21/18	$24,830
Bird Rides, Inc. Series D	9/30/19	$3,426
Blink Health, Inc. Series A1	12/30/20	$1,385
Blink Health, Inc. Series C	11/7/19 - 7/14/21	$6,515
Bowery Farming, Inc. Series C1	5/18/21	$9,716
ByteDance Ltd. Series E1	11/18/20	$32,109
Castle Creek Pharmaceutical Holdings, Inc. Series A4	9/29/16	$9,831
Castle Creek Pharmaceutical Holdings, Inc. Series B	10/9/18	$1,360
Castle Creek Pharmaceutical Holdings, Inc. 0%	6/28/21	$917
Cazoo Holdings Ltd.	9/30/20	$4,545
Cazoo Holdings Ltd. Series A	9/30/20	$148
Cazoo Holdings Ltd. Series B	9/30/20	$2,598
Cazoo Holdings Ltd. Series C	9/30/20	$53
Cazoo Holdings Ltd. Series D	9/30/20	$9,281
CCC Intelligent Solutions Holdings, Inc.	2/2/21	$4,287
Cibus Corp. Series C	2/16/18	$6,396
Cibus Corp. Series D	5/10/19	$2,146
Cibus Corp. Series E	6/23/21	$3,695
Circle Internet Financial Ltd. 0%	5/11/21	$20,193
CM Life Sciences, Inc.	2/9/21	$5,180
Cyxtera Technologies, Inc.	2/21/21	$11,143
Databricks, Inc. Series G	2/1/21	$25,893
Dataminr, Inc. Series D	3/6/15	$3,535
Delhivery Pvt Ltd. Series H	5/20/21	$12,055
Delphix Corp. Series D	7/10/15	$6,079
Diamond Foundry, Inc. Series C	3/15/21	$54,512
Endeavor Group Holdings, Inc. Class A	3/29/21	$18,466
Enevate Corp. Series E	1/29/21	$13,398
Enevate Corp. 0% 1/29/23	1/29/21	$5,145
Epic Games, Inc.	7/30/20	$3,525
Fanatics, Inc. Series E	8/13/20	$17,988
Fanatics, Inc. Series F	3/22/21	$2,112
Freyr A/S	1/29/21	$7,424
FSN E-Commerce Ventures Pvt Ltd.	10/7/20 - 10/26/20	$16,851
GoBrands, Inc. Series G	3/2/21	$41,503
GoBrands, Inc. Series H	7/22/21	$40,414
Gupshup, Inc.	6/8/21	$16,223
Hyzon Motors, Inc.	2/8/21	$7,639
Instacart, Inc. Series H	11/13/20	$14,723
Instacart, Inc. Series I	2/26/21	$14,856
Jet.Com, Inc. Series B1 (Escrow)	3/19/18	$0
JUUL Labs, Inc. Class A	12/20/17	$453
JUUL Labs, Inc. Class B	11/21/17	$0
JUUL Labs, Inc. Series C	5/22/15 - 7/6/18	$0
JUUL Labs, Inc. Series D	6/25/18 - 7/6/18	$0
JUUL Labs, Inc. Series E	12/20/17	$321
Lucid Motors, Inc.	2/22/21	$37,449
Malwarebytes Corp. Series B	12/21/15	$10,958
Matterport, Inc.	2/8/21	$5,000
MOD Super Fast Pizza Holdings LLC Series 3	11/3/16	$9,415
MOD Super Fast Pizza Holdings LLC Series 4	12/14/17	$878
MOD Super Fast Pizza Holdings LLC Series 5	5/15/19	$3,590
MultiPlan Corp. warrants	10/8/20	$0
Neutron Holdings, Inc.	2/4/21	$72
Neutron Holdings, Inc. Series 1C	7/3/18	$9,262
Neutron Holdings, Inc. Series 1D	1/25/19	$20,689
Neutron Holdings, Inc. 4% 5/22/27	6/4/20	$2,433
Neutron Holdings, Inc. 4% 6/12/27	6/12/20	$647
Nuvation Bio, Inc.	2/10/21	$11,014
Nuvia, Inc. Series B	3/16/21	$1,313
Owlet, Inc.	2/15/21	$14,854
Payoneer Global, Inc.	2/3/21	$10,527
Pine Labs Private Ltd.	6/30/21	$3,696
Pine Labs Private Ltd. Series 1 0.00%	6/30/21	$8,833
Pine Labs Private Ltd. Series A 0.00%	6/30/21	$2,207
Pine Labs Private Ltd. Series B 0.00%	6/30/21	$2,401
Pine Labs Private Ltd. Series B2 0.00%	6/30/21	$1,942
Pine Labs Private Ltd. Series C 0.00%	6/30/21	$3,613
Pine Labs Private Ltd. Series C1 0.00%	6/30/21	$761
Pine Labs Private Ltd. Series D 0.00%	6/30/21	$814
Rad Power Bikes, Inc.	1/21/21	$4,477
Rad Power Bikes, Inc. Series A	1/21/21	$584
Rad Power Bikes, Inc. Series C	1/21/21	$2,297
Rapyd Financial Network 2016 Ltd.	3/30/21	$15,000
Reddit, Inc. Series B	7/26/17	$7,442
Reddit, Inc. Series E	5/18/21	$1,861
Redwood Materials Series C	5/28/21	$16,184
Relativity Space, Inc. Series E	5/27/21	$56,645
Rivian Automotive, Inc. Series E	7/10/20	$35,260
Rivian Automotive, Inc. Series F	1/19/21	$37,108
Rivian Automotive, Inc. 0%	7/23/21	$20,222
SiMa.ai Series B	5/10/21	$14,465
Sonder Holdings, Inc. Series D1	12/20/19	$6,368
Sonder Holdings, Inc. 0%	3/18/21	$4,056
Space Exploration Technologies Corp. Class A	10/16/15 - 2/16/21	$31,999
Space Exploration Technologies Corp. Class C	9/11/17	$376
Space Exploration Technologies Corp. Series G	1/20/15	$7,535
Space Exploration Technologies Corp. Series H	8/4/17	$3,479
Space Exploration Technologies Corp. Series N	8/4/20	$21,440
Starry, Inc. Series C	12/8/17	$5,379
Starry, Inc. Series D	3/6/19 - 7/30/20	$9,739
Starry, Inc. Series E3	3/31/21	$5,674
Stripe, Inc. Class B	5/18/21	$6,966
Stripe, Inc. Series H	3/15/21	$2,933
Sweetgreen, Inc. warrants 1/21/26	1/21/21	$0
Sweetgreen, Inc. Series C	9/13/19	$257
Sweetgreen, Inc. Series D	9/13/19	$4,127
Sweetgreen, Inc. Series H	11/9/18	$42,282
Sweetgreen, Inc. Series I	9/13/19	$9,727
Sweetgreen, Inc. Series J	1/21/21	$5,933
Taboola.com Ltd.	1/25/21	$7,417
Tanium, Inc. Class B	4/21/17	$2,755
Tenstorrent, Inc. Series C1	4/23/21	$4,626
Tenstorrent, Inc. 0%	4/23/21	$4,320
The Beachbody Co., Inc.	2/9/21	$7,425
The Real Good Food Co. LLC 1%	5/7/21	$12,116
Tory Burch LLC	5/14/15	$20,890
Waymo LLC Series A2	5/8/20	$6,982
Wheels Up Experience, Inc.	2/1/21	$11,133
Xsight Labs Ltd. Series D	2/16/21	$9,531
Yanka Industries, Inc. Series F	4/8/21	$16,221
Zomato Ltd.	12/9/20 - 2/10/21	$18,138

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$16
Fidelity Securities Lending Cash Central Fund	5,171
Total	$5,187

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$6,396	$2,592,999	$2,577,560	$2	$--	$21,837	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	833,707	7,540,111	7,647,066	--	--	726,752	2.3%
Total	$840,103	$10,133,110	$10,224,626	$2	$--	$748,589

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Shift Technologies, Inc. Class A	$13,233	$3,244	$13,010	$--	$(5,406)	$1,939	$--
The Original BARK Co. Class A	--	--	2,540	--	(75)	(3,810)	15,731
Tupperware Brands Corp.	--	96,762	2,398	--	775	(3,387)	91,752
Total	$13,233	$100,006	$17,948	$--	$(4,706)	$(5,258)	$107,483

 (a) Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$9,467,783	$9,210,081	$230,785	$26,917
Consumer Discretionary	15,798,840	15,019,001	340,476	439,363
Consumer Staples	709,743	421,950	54,914	232,879
Energy	576,113	576,113	--	--
Financials	874,951	786,717	62,315	25,919
Health Care	4,444,002	4,347,350	62,915	33,737
Industrials	3,498,908	3,150,990	63,300	284,618
Information Technology	20,305,578	19,902,945	184,359	218,274
Materials	1,025,649	952,685	18,452	54,512
Real Estate	168,772	161,692	7,080	--
Utilities	36,704	20,520	--	16,184
Corporate Bonds	40,391	--	--	40,391
Preferred Securities	29,658	--	--	29,658
Money Market Funds	748,589	748,589	--	--
Total Investments in Securities:	$57,725,681	$55,298,633	$1,024,596	$1,402,452
Net unrealized depreciation on unfunded commitments	$(17,160)	$--	$(17,160)	$--

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Beginning Balance	$876,770
Net Realized Gain (Loss) on Investment Securities	182
Net Unrealized Gain (Loss) on Investment Securities	61,665
Cost of Purchases	669,974
Proceeds of Sales	(490)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	(205,649)
Ending Balance	$1,402,452
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2021	$61,665

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2021
Assets
Investment in securities, at value (including securities loaned of $706,838) — See accompanying schedule: Unaffiliated issuers (cost $24,411,011)	$56,869,609
Fidelity Central Funds (cost $748,589)	748,589
Other affiliated issuers (cost $114,680)	107,483
Total Investment in Securities (cost $25,274,280)		$57,725,681
Cash		1,130
Restricted cash		50
Foreign currency held at value (cost $8)		8
Receivable for investments sold		117,840
Receivable for fund shares sold		42,037
Dividends receivable		9,788
Interest receivable		170
Distributions receivable from Fidelity Central Funds		503
Prepaid expenses		39
Other receivables		2,175
Total assets		57,899,421
Liabilities
Payable for investments purchased	$126,113
Unrealized depreciation on unfunded commitments	17,160
Payable for fund shares redeemed	25,228
Accrued management fee	30,613
Other affiliated payables	5,282
Other payables and accrued expenses	15,044
Collateral on securities loaned	726,714
Total liabilities		946,154
Net Assets		$56,953,267
Net Assets consist of:
Paid in capital		$20,496,011
Total accumulated earnings (loss)		36,457,256
Net Assets		$56,953,267
Net Asset Value and Maximum Offering Price
Blue Chip Growth:
Net Asset Value, offering price and redemption price per share ($48,318,328 ÷ 257,305 shares)		$187.79
Class K:
Net Asset Value, offering price and redemption price per share ($8,634,939 ÷ 45,822 shares)		$188.45

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2021
Investment Income
Dividends		$159,264
Interest		147
Income from Fidelity Central Funds (including $5,171 from security lending)		5,187
Total income		164,598
Expenses
Management fee
Basic fee	$256,096
Performance adjustment	61,354
Transfer agent fees	54,093
Accounting fees	2,349
Custodian fees and expenses	646
Independent trustees' fees and expenses	198
Registration fees	1,062
Audit	131
Legal	73
Interest	45
Miscellaneous	208
Total expenses before reductions	376,255
Expense reductions	(2,907)
Total expenses after reductions		373,348
Net investment income (loss)		(208,750)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,545,421
Fidelity Central Funds	2
Other affiliated issuers	(4,706)
Foreign currency transactions	(75)
Written options	543
Total net realized gain (loss)		6,541,185
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $7,507)	11,121,824
Other affiliated issuers	(5,258)
Assets and liabilities in foreign currencies	6
Unfunded commitments	(17,160)
Total change in net unrealized appreciation (depreciation)		11,099,412
Net gain (loss)		17,640,597
Net increase (decrease) in net assets resulting from operations		$17,431,847

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2021	Year ended July 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(208,750)	$(42,377)
Net realized gain (loss)	6,541,185	2,158,283
Change in net unrealized appreciation (depreciation)	11,099,412	8,360,607
Net increase (decrease) in net assets resulting from operations	17,431,847	10,476,513
Distributions to shareholders	(2,930,025)	(1,088,560)
Share transactions - net increase (decrease)	4,804,160	(79,561)
Total increase (decrease) in net assets	19,305,982	9,308,392
Net Assets
Beginning of period	37,647,285	28,338,893
End of period	$56,953,267	$37,647,285

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Blue Chip Growth Fund

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$138.12	$103.05	$99.75	$83.20	$69.52
Income from Investment Operations
Net investment income (loss)A	(.73)	(.17)	(.04)	.11B	.11
Net realized and unrealized gain (loss)	60.84	39.23	8.65	20.20	16.30
Total from investment operations	60.11	39.06	8.61	20.31	16.41
Distributions from net investment income	–	–	(.11)	(.08)	(.15)
Distributions from net realized gain	(10.44)	(3.99)	(5.20)	(3.68)	(2.58)
Total distributions	(10.44)	(3.99)	(5.31)	(3.76)	(2.73)
Net asset value, end of period	$187.79	$138.12	$103.05	$99.75	$83.20
Total ReturnC	45.70%	39.45%	9.09%	25.21%	24.48%
Ratios to Average Net AssetsD,E
Expenses before reductions	.79%	.79%	.80%	.72%	.70%
Expenses net of fee waivers, if any	.79%	.79%	.80%	.72%	.70%
Expenses net of all reductions	.78%	.78%	.80%	.72%	.69%
Net investment income (loss)	(.44)%	(.16)%	(.04)%	.12%B	.15%
Supplemental Data
Net assets, end of period (in millions)	$48,318	$31,023	$23,023	$20,714	$16,993
Portfolio turnover rateF	41%G	49%G	45%G	41%G	43%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .02%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Blue Chip Growth Fund Class K

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$138.50	$103.24	$99.92	$83.34	$69.67
Income from Investment Operations
Net investment income (loss)A	(.60)	(.08)	.05	.20B	.19
Net realized and unrealized gain (loss)	61.04	39.33	8.66	20.22	16.32
Total from investment operations	60.44	39.25	8.71	20.42	16.51
Distributions from net investment income	–	–	(.19)	(.16)	(.27)
Distributions from net realized gain	(10.49)	(3.99)	(5.20)	(3.68)	(2.58)
Total distributions	(10.49)	(3.99)	(5.39)	(3.84)	(2.84)C
Net asset value, end of period	$188.45	$138.50	$103.24	$99.92	$83.34
Total ReturnD	45.83%	39.57%	9.20%	25.33%	24.63%
Ratios to Average Net AssetsE,F
Expenses before reductions	.71%	.70%	.70%	.62%	.59%
Expenses net of fee waivers, if any	.71%	.69%	.70%	.62%	.59%
Expenses net of all reductions	.70%	.69%	.70%	.62%	.58%
Net investment income (loss)	(.36)%	(.07)%	.05%	.22%B	.26%
Supplemental Data
Net assets, end of period (in millions)	$8,635	$6,625	$5,316	$5,669	$5,665
Portfolio turnover rateG	41%H	49%H	45%H	41%H	43%H

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .12%.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity Blue Chip Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Blue Chip Growth and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$ 1,332,403	Market comparable	Enterprise value/Sales multiple (EV/S)	1.0 – 10.2 / 5.0	Increase
			Discount rate	13.8% - 85.7% / 52.3%	Decrease
			Price/Earnings multiple (P/E)	9.2	Increase
			Premium rate	5.7% - 7.8% / 7.6%	Increase
			Liquidity preference	$206.07 - $229.83 / $217.88	Increase
			Discount for lack of marketability	10.0% - 15.0% / 10.3%	Decrease
		Recovery value	Recovery value	0.0%	Increase
		Market approach	Transaction price	$1.11 - $885.00 / $151.47	Increase
			Expected distribution	$0.03	Increase
			Premium rate	$59.0%	Increase
Corporate Bonds	$40,391	Market approach	Transaction price	$100.00	Increase
Preferred Securities	$29,658	Market approach	Transaction price	$100.00	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2021, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Blue Chip Growth Fund	$1,368

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), defaulted bonds, redemptions in kind, partnerships, deferred Trustees, net operating losses, compensation and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$32,926,518
Gross unrealized depreciation	(548,671)
Net unrealized appreciation (depreciation)	$32,377,847
Tax Cost	$25,330,674

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$408,285
Undistributed long-term capital gain	$3,685,362
Net unrealized appreciation (depreciation) on securities and other investments	$32,377,925

The tax character of distributions paid was as follows:

	July 31, 2021	July 31, 2020
Ordinary Income	$91,335	$ -
Long-term Capital Gains	2,838,690	1,088,560
Total	$2,930,025	$ 1,088,560

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At period end, the fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on these commitments is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and in the Statement of Operations as Change in unrealized appreciation (depreciation) on unfunded commitments.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Blue Chip Growth Fund	47,841.08

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options".

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Blue Chip Growth Fund	22,132,216	19,794,929

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Blue Chip Growth Fund	3,999	470,324	671,180	Blue Chip Growth, Class K

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Blue Chip Growth Fund	1,998	153,466	233,639	Blue Chip Growth, Class K

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Blue Chip Growth as compared to its benchmark index, the Russell 1000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .65% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Blue Chip Growth	$50,689.12
Class K	3,404.04
	$54,093

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Blue Chip Growth Fund	–(a)

 (a) Amount represents less than 0.005%

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Blue Chip Growth Fund	$407

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Blue Chip Growth Fund	Borrower	$22,622.32%		$43

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Blue Chip Growth Fund	1,441,495	921,060

Prior Fiscal Year Affiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Blue Chip Growth Fund	2,673	135,027	256,703	Blue Chip Growth, Class K

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Blue Chip Growth Fund	31

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Blue Chip Growth Fund	$90

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Blue Chip Growth Fund	$618	$148	$1,320

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Blue Chip Growth Fund	$7,597.59%		$2

10. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $2,440 for the period. In addition, through arrangements with the Fund's custodian credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $1.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $466.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2021	Year ended July 31, 2020
Fidelity Blue Chip Growth Fund
Distributions to shareholders
Blue Chip Growth	$2,429,319	$886,288
Class K	500,706	202,272
Total	$2,930,025	$1,088,560

12. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2021	Year ended July 31, 2020	Year ended July 31, 2021	Year ended July 31, 2020
Fidelity Blue Chip Growth Fund
Blue Chip Growth
Shares sold	70,865	50,328	$11,644,088	$5,529,773
Reinvestment of distributions	15,428	8,416	2,291,021	833,120
Shares redeemed	(53,595)	(57,543)	(8,742,664)	(6,053,757)
Net increase (decrease)	32,698	1,201	$5,192,445	$309,136
Class K
Shares sold	11,284	11,580	$1,843,570	$1,250,650
Reinvestment of distributions	3,365	2,039	500,706	202,272
Shares redeemed	(16,657)	(17,282)	(2,732,561)	(1,841,619)
Net increase (decrease)	(2,008)	(3,663)	$(388,285)	$(388,697)

13. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

14. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Growth Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Blue Chip Growth Fund (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian, issuers of privately offered securities, and brokers; when replies were not received from issuers of privately offered securities and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 14, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each Trustees oversees 314 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2021 to July 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Expenses Paid During Period-B February 1, 2021 to July 31, 2021
Fidelity Blue Chip Growth Fund
Blue Chip Growth	.78%
Actual		$1,000.00	$1,137.60	$4.13
Hypothetical-C		$1,000.00	$1,020.93	$3.91
Class K	.70%
Actual		$1,000.00	$1,138.00	$3.71
Hypothetical-C		$1,000.00	$1,021.32	$3.51

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Blue Chip Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Blue Chip Growth Fund
Blue Chip Growth	09/13/21	09/10/21	$13.520
Class K	09/13/21	09/10/21	$13.640

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2021, $4,905,516,130, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the short-term capital gain dividend distributed in December during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

Blue Chip Growth designates 62%; and Class K designates 53%; of the dividend distributed in December during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Blue Chip Growth designates 72%; and Class K designates 62%; of the dividend distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Blue Chip Growth and Class K designates 1% of the dividend distributed in December during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Blue Chip Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity Blue Chip Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of a representative class of the fund compared to competitive fund median expenses. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total expense ratio of the retail class ranked below the SLTG competitive median and above the ASPG competitive median for the 12-month period ended September 30, 2020. The Board considered that, in general, various factors can affect total expense ratios. The Board considered that, when compared to a subset of the ASPG that FMR believes is most comparable, the retail class would not be above the ASPG competitive median for 2020. The Board noted that the fund offers multiple classes and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily due to differences in transfer agent fees.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

BCF-ANN-0921
1.536058.124

Fidelity® Dividend Growth Fund

Annual Report

July 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Dividend Growth Fund	42.42%	12.56%	11.36%
Class K	42.53%	12.68%	11.49%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Dividend Growth Fund, a class of the fund, on July 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$29,326	Fidelity® Dividend Growth Fund
$41,689	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 36.45% for the 12 months ending July 31, 2021, as U.S. equities continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. A confluence of powerful forces propelled risk assets, returning the stock market to pre-pandemic highs by late August 2020. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. This backdrop fueled a sharp rotation, with small-cap value usurping leadership from large growth. As part of the “reopening” theme, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies that stood to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through July, driven by corporate earnings. Notably, this leg saw momentum shift back to large growth, as easing rates and a hawkish Fed stymied the reflation trade. By sector, financials (+55%) led, driven by banks (+63%), whereas utilities (+12%) and consumer staples (+18%) notably lagged.

Comments from Portfolio Manager Zach Turner:  For the fiscal year ending July 31, 2021, the fund's share classes gained roughly 42% to 43%, outperforming the 36.45% advance of the benchmark S&P 500® index. Versus the benchmark, security selection was the primary contributor, especially in the consumer discretionary sector. Strong picks among financials stocks, particularly within the diversified financials industry, also helped. Further lifting relative performance was security selection and an overweighting in industrials. Not owning Amazon.com, a benchmark component that gained 5%, was the biggest individual relative contributor. Also adding value was our outsized stake in Tapestry, which gained 215%, though we reduced our position the past year. Another notable relative contributor was a larger-than-benchmark position in Discover Financial Services (+157%), where we decreased our stake this period. In contrast, positioning in energy, communication services and information technology stocks notably worked against the fund’s relative performance. Our lighter-than-benchmark stake in Alphabet, a holding we established this period, was the fund's biggest individual relative detractor and gained roughly 82% the past 12 months. Another notable relative detractor was an outsized position in Exxon Mobil (+42%). This period we reduced our stake. Also holding back performance was our lighter-than-benchmark exposure to Cisco Systems, which gained approximately 21%. Cisco was not held at period end. Notable changes in positioning include increased exposure to the information technology sector and a lower allocation to financials stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:   On January 1, 2021, Gordon Scott came off of the fund, leaving Zach Turner as sole portfolio manager. On October 1, 2021, Fidelity will add the Morningstar U.S. Dividend Growth Index as a supplemental benchmark for the fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2021

% of fund's net assets
Microsoft Corp.	8.1
Wells Fargo & Co.	2.5
Apple, Inc.	2.4
Visa, Inc. Class A	2.4
UnitedHealth Group, Inc.	1.8
General Electric Co.	1.8
Bank of America Corp.	1.6
NVIDIA Corp.	1.5
Bristol-Myers Squibb Co.	1.4
Dollar General Corp.	1.4
24.9

Top Five Market Sectors as of July 31, 2021

% of fund's net assets
Information Technology	26.9
Health Care	13.3
Consumer Discretionary	11.6
Industrials	10.6
Financials	9.8

Asset Allocation (% of fund's net assets)

As of July 31, 2021 *
Stocks	99.9%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

 * Foreign investments - 19.7%

Schedule of Investments July 31, 2021

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value (000s)
COMMUNICATION SERVICES - 7.2%
Entertainment - 2.6%
Activision Blizzard, Inc.	604,300	$50,532
Electronic Arts, Inc.	231,100	33,269
The Walt Disney Co. (a)	526,900	92,745
		176,546
Interactive Media & Services - 2.9%
Alphabet, Inc. Class A (a)	32,000	86,225
Facebook, Inc. Class A (a)	238,000	84,799
Tencent Holdings Ltd.	283,500	17,097
Z Holdings Corp.	2,618,300	13,105
		201,226
Media - 1.7%
Comcast Corp. Class A	1,254,292	73,790
Interpublic Group of Companies, Inc.	1,297,100	45,865
		119,655

TOTAL COMMUNICATION SERVICES		497,427

CONSUMER DISCRETIONARY - 11.6%
Automobiles - 0.5%
General Motors Co. (a)	682,800	38,810
Harley-Davidson, Inc.	9,476	375
		39,185
Hotels, Restaurants & Leisure - 2.9%
Aristocrat Leisure Ltd.	1,020,963	31,198
Churchill Downs, Inc.	218,200	40,542
Domino's Pizza, Inc.	60,800	31,950
Hilton Worldwide Holdings, Inc. (a)	183,100	24,068
Marriott International, Inc. Class A (a)	162,300	23,693
Restaurant Brands International, Inc. (b)	698,500	47,631
Starbucks Corp.	800	97
		199,179
Household Durables - 2.2%
Lennar Corp. Class A	556,800	58,548
Sony Group Corp.	382,400	39,948
Whirlpool Corp.	237,200	52,549
		151,045
Internet & Direct Marketing Retail - 0.7%
eBay, Inc.	458,000	31,240
Prosus NV	211,500	18,870
		50,110
Multiline Retail - 1.7%
Dollar General Corp.	406,500	94,568
Target Corp.	81,000	21,145
		115,713
Specialty Retail - 1.7%
Camping World Holdings, Inc. (b)	1,436,200	56,529
Lowe's Companies, Inc.	234,900	45,263
Williams-Sonoma, Inc.	97,800	14,836
		116,628
Textiles, Apparel & Luxury Goods - 1.9%
adidas AG	65,300	23,711
PVH Corp. (a)	445,001	46,556
Tapestry, Inc. (a)	1,398,800	59,169
		129,436

TOTAL CONSUMER DISCRETIONARY		801,296

CONSUMER STAPLES - 6.0%
Beverages - 2.6%
Diageo PLC	791,611	39,253
Keurig Dr. Pepper, Inc.	1,793,600	63,153
The Coca-Cola Co.	1,360,600	77,595
		180,001
Food & Staples Retailing - 0.3%
BJ's Wholesale Club Holdings, Inc. (a)	360,000	18,230
Household Products - 1.3%
Energizer Holdings, Inc.	681,400	29,198
Spectrum Brands Holdings, Inc.	732,575	63,990
		93,188
Tobacco - 1.8%
Altria Group, Inc.	1,171,614	56,284
Swedish Match Co. AB	7,531,000	67,440
		123,724

TOTAL CONSUMER STAPLES		415,143

ENERGY - 4.3%
Oil, Gas & Consumable Fuels - 4.3%
Cameco Corp. (b)	978,800	17,423
Canadian Natural Resources Ltd.	1,131,800	37,349
Enterprise Products Partners LP	934,600	21,094
Exxon Mobil Corp.	1,340,697	77,184
Hess Corp.	219,000	16,740
Reliance Industries Ltd. sponsored GDR (c)	1,410,100	77,979
Tourmaline Oil Corp.	1,734,800	47,361
		295,130
FINANCIALS - 9.8%
Banks - 4.6%
Bank of America Corp.	2,909,817	111,621
JPMorgan Chase & Co.	250,835	38,072
Wells Fargo & Co.	3,720,793	170,933
		320,626
Capital Markets - 2.4%
BlackRock, Inc. Class A	74,000	64,171
Brookfield Asset Management, Inc. Class A	449,300	24,258
Coinbase Global, Inc. (a)(b)	47,000	11,119
Intercontinental Exchange, Inc.	551,200	66,050
		165,598
Consumer Finance - 1.1%
American Express Co.	69,600	11,869
Capital One Financial Corp.	44,600	7,212
Discover Financial Services	470,600	58,505
		77,586
Insurance - 1.7%
Arthur J. Gallagher & Co.	443,800	61,826
Brookfield Asset Management Reinsurance Partners Ltd. (a)	2,825	153
The Travelers Companies, Inc.	352,100	52,435
		114,414

TOTAL FINANCIALS		678,224

HEALTH CARE - 13.3%
Biotechnology - 1.2%
AbbVie, Inc.	735,200	85,504
Health Care Equipment & Supplies - 0.4%
Boston Scientific Corp. (a)	573,400	26,147
Health Care Providers & Services - 4.5%
Anthem, Inc.	22,000	8,448
Cigna Corp.	336,300	77,177
CVS Health Corp.	410,700	33,825
Humana, Inc.	158,200	67,371
UnitedHealth Group, Inc.	304,706	125,606
		312,427
Life Sciences Tools & Services - 1.1%
Thermo Fisher Scientific, Inc.	142,400	76,897
Pharmaceuticals - 6.1%
AstraZeneca PLC (United Kingdom)	373,200	42,884
Bristol-Myers Squibb Co.	1,471,600	99,877
Eli Lilly & Co.	331,000	80,599
Merck KGaA	245,300	50,239
Pfizer, Inc.	792,800	33,940
Roche Holding AG (participation certificate)	152,770	59,017
UCB SA	510,300	55,207
		421,763

TOTAL HEALTH CARE		922,738

INDUSTRIALS - 10.6%
Aerospace & Defense - 1.7%
Airbus Group NV (a)	315,100	43,222
HEICO Corp. Class A	112,651	13,663
The Boeing Co. (a)	264,100	59,813
		116,698
Air Freight & Logistics - 0.6%
FedEx Corp.	68,600	19,205
United Parcel Service, Inc. Class B	132,100	25,279
		44,484
Airlines - 0.2%
Copa Holdings SA Class A (a)	210,700	14,941
Commercial Services & Supplies - 0.8%
GFL Environmental, Inc.	1,606,375	55,958
Electrical Equipment - 0.3%
AMETEK, Inc.	121,200	16,853
Industrial Conglomerates - 2.6%
General Electric Co.	9,405,200	121,797
Hitachi Ltd.	536,800	30,876
Roper Technologies, Inc.	50,200	24,665
		177,338
Machinery - 2.2%
Allison Transmission Holdings, Inc.	1,483,002	59,187
Cummins, Inc.	57,900	13,439
Fortive Corp.	284,800	20,694
PACCAR, Inc.	301,000	24,980
Toro Co.	296,500	33,724
		152,024
Professional Services - 0.9%
Equifax, Inc.	116,700	30,412
IHS Markit Ltd.	289,400	33,813
		64,225
Road & Rail - 1.3%
Canadian Pacific Railway Ltd.	383,700	28,517
Knight-Swift Transportation Holdings, Inc. Class A	186,884	9,286
TFI International, Inc. (Canada)	484,300	54,214
		92,017

TOTAL INDUSTRIALS		734,538

INFORMATION TECHNOLOGY - 26.9%
Electronic Equipment & Components - 0.3%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	6,231,000	24,647
Vontier Corp.	6,702	217
		24,864
IT Services - 5.7%
DXC Technology Co. (a)	976,800	39,052
Fidelity National Information Services, Inc.	385,100	57,399
Genpact Ltd.	1,484,200	73,928
Global Payments, Inc.	141,700	27,406
MasterCard, Inc. Class A	84,500	32,612
Visa, Inc. Class A	669,600	164,983
		395,380
Semiconductors & Semiconductor Equipment - 7.0%
Broadcom, Inc.	185,800	90,187
Intel Corp.	170,100	9,138
KLA Corp.	133,200	46,375
Lam Research Corp.	87,100	55,518
Marvell Technology, Inc.	1,017,000	61,539
NVIDIA Corp.	548,000	106,855
NXP Semiconductors NV	93,800	19,359
Qualcomm, Inc.	149,000	22,320
SK Hynix, Inc.	205,500	20,055
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	268,700	31,341
Universal Display Corp.	85,700	20,096
		482,783
Software - 10.5%
Intuit, Inc.	163,700	86,756
Microsoft Corp.	1,966,700	560,333
SAP SE	193,700	27,798
SS&C Technologies Holdings, Inc.	640,700	50,224
		725,111
Technology Hardware, Storage & Peripherals - 3.4%
Apple, Inc.	1,137,272	165,882
Samsung Electronics Co. Ltd.	1,043,650	71,070
		236,952

TOTAL INFORMATION TECHNOLOGY		1,865,090

MATERIALS - 3.5%
Chemicals - 0.9%
Albemarle Corp. U.S.	22,000	4,533
LG Chemical Ltd.	31,820	23,242
Valvoline, Inc.	1,030,200	31,607
		59,382
Metals & Mining - 2.6%
Barrick Gold Corp.	1,076,600	23,438
First Quantum Minerals Ltd.	720,725	15,436
Freeport-McMoRan, Inc.	1,047,500	39,910
Glencore Xstrata PLC	5,311,900	23,857
Lundin Mining Corp.	1,129,000	10,289
Newmont Corp.	685,600	43,069
Vale SA sponsored ADR	1,245,600	26,183
		182,182

TOTAL MATERIALS		241,564

REAL ESTATE - 3.0%
Equity Real Estate Investment Trusts (REITs) - 3.0%
American Tower Corp.	193,400	54,694
CoreSite Realty Corp.	179,300	24,781
Digital Realty Trust, Inc.	148,100	22,831
Four Corners Property Trust, Inc.	805,600	23,129
Simon Property Group, Inc.	432,800	54,758
The Macerich Co.	1,942,200	31,658
		211,851
UTILITIES - 3.7%
Electric Utilities - 1.7%
Duke Energy Corp.	162,200	17,049
Edison International	752,000	40,984
Exelon Corp.	631,200	29,540
Southern Co.	421,500	26,921
		114,494
Independent Power and Renewable Electricity Producers - 1.2%
NextEra Energy Partners LP	306,300	23,747
The AES Corp.	1,921,200	45,532
Vistra Corp.	843,400	16,151
		85,430
Multi-Utilities - 0.8%
CenterPoint Energy, Inc.	2,150,100	54,742

TOTAL UTILITIES		254,666

TOTAL COMMON STOCKS
(Cost $5,100,680)		6,917,667

Money Market Funds - 1.0%
Fidelity Cash Central Fund 0.06% (d)	3,045,778	3,046
Fidelity Securities Lending Cash Central Fund 0.06% (d)(e)	62,869,112	62,875
TOTAL MONEY MARKET FUNDS
(Cost $65,921)		65,921
TOTAL INVESTMENT IN SECURITIES - 100.9%
(Cost $5,166,601)		6,983,588
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(62,353)
NET ASSETS - 100%		$6,921,235

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $77,979,000 or 1.1% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$11
Fidelity Securities Lending Cash Central Fund	173
Total	$184

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$18,964	$1,045,287	$1,061,204	$--	$(1)	$3,046	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	203,407	896,121	1,036,653	--	--	62,875	0.2%
Total	$222,371	$1,941,408	$2,097,857	$--	$(1)	$65,921

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$497,427	$467,225	$30,202	$--
Consumer Discretionary	801,296	742,478	58,818	--
Consumer Staples	415,143	308,450	106,693	--
Energy	295,130	295,130	--	--
Financials	678,224	678,224	--	--
Health Care	922,738	820,837	101,901	--
Industrials	734,538	660,440	74,098	--
Information Technology	1,865,090	1,812,645	52,445	--
Materials	241,564	217,707	23,857	--
Real Estate	211,851	211,851	--	--
Utilities	254,666	254,666	--	--
Money Market Funds	65,921	65,921	--	--
Total Investments in Securities:	$6,983,588	$6,535,574	$448,014	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	80.3%
Canada	5.2%
Korea (South)	1.6%
Bermuda	1.6%
Germany	1.4%
Japan	1.2%
United Kingdom	1.2%
Netherlands	1.2%
India	1.1%
Sweden	1.0%
Others (Individually Less Than 1%)	4.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2021
Assets
Investment in securities, at value (including securities loaned of $61,536) — See accompanying schedule: Unaffiliated issuers (cost $5,100,680)	$6,917,667
Fidelity Central Funds (cost $65,921)	65,921
Total Investment in Securities (cost $5,166,601)		$6,983,588
Receivable for investments sold		41,229
Receivable for fund shares sold		1,388
Dividends receivable		6,546
Distributions receivable from Fidelity Central Funds		5
Prepaid expenses		5
Other receivables		975
Total assets		7,033,736
Liabilities
Payable for investments purchased	$40,207
Payable for fund shares redeemed	3,099
Accrued management fee	1,900
Notes payable to affiliates	2,831
Other affiliated payables	799
Other payables and accrued expenses	794
Collateral on securities loaned	62,871
Total liabilities		112,501
Net Assets		$6,921,235
Net Assets consist of:
Paid in capital		$4,722,003
Total accumulated earnings (loss)		2,199,232
Net Assets		$6,921,235
Net Asset Value and Maximum Offering Price
Dividend Growth:
Net Asset Value, offering price and redemption price per share ($6,114,159 ÷ 166,161 shares)		$36.80
Class K:
Net Asset Value, offering price and redemption price per share ($807,076 ÷ 21,957 shares)		$36.76

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2021
Investment Income
Dividends		$117,706
Income from Fidelity Central Funds (including $173 from security lending)		184
Total income		117,890
Expenses
Management fee
Basic fee	$34,792
Performance adjustment	(13,439)
Transfer agent fees	8,108
Accounting fees	1,147
Custodian fees and expenses	100
Independent trustees' fees and expenses	28
Registration fees	76
Audit	67
Legal	17
Interest	20
Miscellaneous	31
Total expenses before reductions	30,947
Expense reductions	(703)
Total expenses after reductions		30,244
Net investment income (loss)		87,646
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	407,459
Foreign currency transactions	84
Total net realized gain (loss)		407,543
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	1,823,883
Fidelity Central Funds	(1)
Assets and liabilities in foreign currencies	3
Total change in net unrealized appreciation (depreciation)		1,823,885
Net gain (loss)		2,231,428
Net increase (decrease) in net assets resulting from operations		$2,319,074

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2021	Year ended July 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$87,646	$139,665
Net realized gain (loss)	407,543	49,483
Change in net unrealized appreciation (depreciation)	1,823,885	(640,210)
Net increase (decrease) in net assets resulting from operations	2,319,074	(451,062)
Distributions to shareholders	(129,527)	(360,272)
Share transactions - net increase (decrease)	(1,180,808)	(484,245)
Total increase (decrease) in net assets	1,008,739	(1,295,579)
Net Assets
Beginning of period	5,912,496	7,208,075
End of period	$6,921,235	$5,912,496

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Dividend Growth Fund

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$26.38	$29.59	$33.79	$35.06	$31.51
Income from Investment Operations
Net investment income (loss)A	.42	.58	.59	.65	.53
Net realized and unrealized gain (loss)	10.59	(2.29)	1.01B	3.72	3.53
Total from investment operations	11.01	(1.71)	1.60	4.37	4.06
Distributions from net investment income	(.59)	(.49)	(.60)	(.60)	(.51)
Distributions from net realized gain	–	(1.01)	(5.20)	(5.04)	–
Total distributions	(.59)	(1.50)	(5.80)	(5.64)	(.51)
Net asset value, end of period	$36.80	$26.38	$29.59	$33.79	$35.06
Total ReturnC	42.42%	(6.24)%	5.38%B	13.60%	13.06%
Ratios to Average Net AssetsD,E
Expenses before reductions	.49%	.49%	.50%	.50%	.52%
Expenses net of fee waivers, if any	.49%	.49%	.50%	.50%	.52%
Expenses net of all reductions	.48%	.48%	.49%	.49%	.52%
Net investment income (loss)	1.31%	2.11%	2.05%	1.94%	1.60%
Supplemental Data
Net assets, end of period (in millions)	$6,114	$4,685	$5,728	$6,055	$5,952
Portfolio turnover rateF	93%	69%	101%	115%	43%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 5.19%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Dividend Growth Fund Class K

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$26.36	$29.56	$33.76	$35.04	$31.50
Income from Investment Operations
Net investment income (loss)A	.44	.61	.63	.69	.56
Net realized and unrealized gain (loss)	10.57	(2.28)	1.01B	3.71	3.53
Total from investment operations	11.01	(1.67)	1.64	4.40	4.09
Distributions from net investment income	(.61)	(.52)	(.63)	(.64)	(.55)
Distributions from net realized gain	–	(1.01)	(5.20)	(5.04)	–
Total distributions	(.61)	(1.53)	(5.84)C	(5.68)	(.55)
Net asset value, end of period	$36.76	$26.36	$29.56	$33.76	$35.04
Total ReturnD	42.53%	(6.11)%	5.50%B	13.70%	13.16%
Ratios to Average Net AssetsE,F
Expenses before reductions	.39%	.39%	.40%	.40%	.41%
Expenses net of fee waivers, if any	.39%	.39%	.39%	.40%	.41%
Expenses net of all reductions	.38%	.38%	.38%	.39%	.41%
Net investment income (loss)	1.41%	2.22%	2.16%	2.05%	1.71%
Supplemental Data
Net assets, end of period (in millions)	$807	$1,228	$1,480	$1,212	$1,477
Portfolio turnover rateG	93%	69%	101%	115%	43%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 5.31%.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity Dividend Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Dividend Growth and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Dividend Growth Fund	$689

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred Trustees compensation, partnerships and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,856,857
Gross unrealized depreciation	(50,501)
Net unrealized appreciation (depreciation)	$1,806,356
Tax Cost	$5,177,232

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$251,814
Undistributed long-term capital gain	$141,488
Net unrealized appreciation (depreciation) on securities and other investments	$1,806,420

The tax character of distributions paid was as follows:

	July 31, 2021	July 30, 2020
Ordinary Income	$129,527	$ 118,787
Long-term Capital Gains	–	241,485
Total	$129,527	$ 360,272

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Dividend Growth Fund	6,015,256	7,217,068

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Dividend Growth as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .32% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Dividend Growth, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Dividend Growth	$7,599.14
Class K	509.04
	$8,108

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Dividend Growth Fund	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Dividend Growth Fund	$162

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable to affiliates" in the Statement of Assets and Liabilities. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Dividend Growth Fund	Borrower	$22,368.30%		$20

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Dividend Growth Fund	390,756	487,399

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Dividend Growth Fund	$13

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Dividend Growth Fund	$19	$1	$–

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Dividend Growth Fund	$3,252.58%		$–(a)

 (a) In the amount of less than five hundred dollars.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $641 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $62.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2021	Year ended July 31, 2020
Fidelity Dividend Growth Fund
Distributions to shareholders
Dividend Growth	$101,466	$283,522
Class K	28,061	76,750
Total	$129,527	$360,272

11. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2021	Year ended July 31, 2020	Year ended July 31, 2021	Year ended July 31, 2020
Fidelity Dividend Growth Fund
Dividend Growth
Shares sold	8,974	10,791	$287,945	$295,876
Reinvestment of distributions	3,455	9,212	96,813	270,346
Shares redeemed	(23,848)	(36,024)	(736,056)	(968,773)
Net increase (decrease)	(11,419)	(16,021)	$(351,298)	$(402,551)
Class K
Shares sold	7,248	13,439	$222,321	$362,888
Reinvestment of distributions	1,002	2,620	28,061	76,750
Shares redeemed	(32,868)	(19,551)	(1,079,892)	(521,332)
Net increase (decrease)	(24,618)	(3,492)	$(829,510)	$(81,694)

12. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Dividend Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Dividend Growth Fund (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the “Fund”) as of July 31, 2021, the related statement of operations for the year ended July 31, 2021, the statement of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2021 and the financial highlights for each of the five years in the period ended July 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

September 13, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 314 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2021 to July 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Expenses Paid During Period-B February 1, 2021 to July 31, 2021
Fidelity Dividend Growth Fund
Dividend Growth	.49%
Actual		$1,000.00	$1,191.70	$2.66
Hypothetical-C		$1,000.00	$1,022.36	$2.46
Class K	.40%
Actual		$1,000.00	$1,192.30	$2.17
Hypothetical-C		$1,000.00	$1,022.81	$2.01

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Dividend Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Dividend Growth Fund
Dividend Growth	09/13/21	09/10/21	$0.197	$1.908
Class K	09/13/21	09/10/21	$0.212	$1.908

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2021, $141,488,342, or, if subsequently determined to be different, the net capital gain of such year.

Dividend Growth and Class K designate 100% of the dividends distributed in September and December during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Dividend Growth and Class K designate 100% of the dividends distributed in September and December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Dividend Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in January 2018 and January 2021. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Dividend Growth Fund

The Board considered the fund's underperformance for different time periods ended September 30, 2020 and for different time periods ended December 31, 2020 (which periods are not reflected in the chart above). The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; and attribution reports on contributors to the fund's underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity Dividend Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of a representative class of the fund compared to competitive fund median expenses. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total expense ratio of the retail class ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

DGF-ANN-0921
1.536090.124

Fidelity® Blue Chip Value Fund

Annual Report

July 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Blue Chip Value Fund	37.36%	8.93%	9.52%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Value Fund on July 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Period Ending Values
$24,825	Fidelity® Blue Chip Value Fund
$31,278	Russell 1000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 36.45% for the 12 months ending July 31, 2021, as U.S. equities continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. A confluence of powerful forces propelled risk assets, returning the stock market to pre-pandemic highs by late August 2020. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. This backdrop fueled a sharp rotation, with small-cap value usurping leadership from large growth. As part of the “reopening” theme, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies that stood to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through July, driven by corporate earnings. Notably, this leg saw momentum shift back to large growth, as easing rates and a hawkish Fed stymied the reflation trade. By sector, financials (+55%) led, driven by banks (+63%), whereas utilities (+12%) and consumer staples (+18%) notably lagged.

Comments from Portfolio Manager Sean Gavin:  For the fiscal year ending July 31, 2021, the fund gained 37.36%, trailing the 39.32% advance of the benchmark Russell 1000® Value Index. Versus the benchmark, sector positioning was the primary detractor, especially the fund’s overweighting in the health care sector. Security selection and an underweighting in the consumer discretionary sector, primarily picks within the retailing industry, also hurt. Also hampering our result was an underweighting in industrials. Our non-benchmark stake in Roche Holdings was the fund's biggest individual relative detractor, due to its 15% gain. This stock was among our largest holdings during the period. Another key detractor was our out-of-benchmark position in Sanofi (+0%). Further hindering performance was our overweighting in PG&E, which returned roughly -30% and was a stake we established this past year. In contrast, the largest contributor to performance versus the benchmark was stock selection in real estate. Strong picks among communication services stocks, primarily driven by the media & entertainment industry, also lifted the portfolio's relative result. Also aiding the fund's relative performance was an overweighting in the financials sector, especially within the diversified financials industry. The fund's largest individual relative contributor was an overweighting in Capital One Financial, which gained about 155% the past 12 months. The company was among our biggest holdings this period. Also boosting value was our outsized stake in CBRE Group, which rose 120%. The fund's non-benchmark stake in Samsung Electronics, one of our largest holdings, advanced approximately 55%. Notable changes in positioning include a lower allocation to the information technology and financials sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2021

% of fund's net assets
Berkshire Hathaway, Inc. Class B	4.8
Bank of America Corp.	4.0
Cisco Systems, Inc.	3.7
Comcast Corp. Class A	3.7
Capital One Financial Corp.	3.5
Samsung Electronics Co. Ltd.	3.2
Roche Holding AG (participation certificate)	3.0
UnitedHealth Group, Inc.	2.8
CVS Health Corp.	2.8
Alphabet, Inc. Class A	2.6
34.1

Top Five Market Sectors as of July 31, 2021

% of fund's net assets
Financials	22.0
Health Care	21.6
Information Technology	10.6
Communication Services	10.5
Industrials	9.3

Asset Allocation (% of fund's net assets)

As of July 31, 2021 *
Stocks	96.8%
Short-Term Investments and Net Other Assets (Liabilities)	3.2%

 * Foreign investments - 18.1%

Schedule of Investments July 31, 2021

Showing Percentage of Net Assets

Common Stocks - 93.6%
	Shares	Value
COMMUNICATION SERVICES - 10.5%
Diversified Telecommunication Services - 2.3%
Verizon Communications, Inc.	215,000	$11,992,700
Interactive Media & Services - 2.6%
Alphabet, Inc. Class A (a)	5,100	13,742,103
Media - 5.6%
Comcast Corp. Class A	327,600	19,272,708
Interpublic Group of Companies, Inc.	289,000	10,219,040
		29,491,748

TOTAL COMMUNICATION SERVICES		55,226,551

CONSUMER DISCRETIONARY - 5.2%
Multiline Retail - 1.7%
Dollar General Corp.	37,300	8,677,472
Specialty Retail - 3.5%
Best Buy Co., Inc.	79,400	8,920,590
Lowe's Companies, Inc.	49,300	9,499,617
		18,420,207

TOTAL CONSUMER DISCRETIONARY		27,097,679

CONSUMER STAPLES - 5.9%
Food & Staples Retailing - 2.0%
Kroger Co.	259,200	10,549,440
Food Products - 1.5%
Mondelez International, Inc.	124,700	7,888,522
Household Products - 2.4%
Procter & Gamble Co.	88,200	12,544,686

TOTAL CONSUMER STAPLES		30,982,648

ENERGY - 1.8%
Oil, Gas & Consumable Fuels - 1.8%
Parex Resources, Inc.	372,100	6,114,179
Teekay LNG Partners LP (b)	224,100	3,247,209
		9,361,388
FINANCIALS - 22.0%
Banks - 9.3%
Bank of America Corp.	551,500	21,155,540
JPMorgan Chase & Co.	79,200	12,020,976
M&T Bank Corp.	48,400	6,478,340
PNC Financial Services Group, Inc.	51,600	9,412,356
		49,067,212
Consumer Finance - 3.5%
Capital One Financial Corp.	114,300	18,482,310
Diversified Financial Services - 4.8%
Berkshire Hathaway, Inc. Class B (a)	91,400	25,435,704
Insurance - 4.4%
Chubb Ltd.	75,600	12,756,744
The Travelers Companies, Inc.	67,700	10,081,884
		22,838,628

TOTAL FINANCIALS		115,823,854

HEALTH CARE - 21.6%
Biotechnology - 1.2%
Regeneron Pharmaceuticals, Inc. (a)	10,500	6,033,405
Health Care Providers & Services - 12.2%
Anthem, Inc.	31,400	12,057,914
Centene Corp. (a)	148,300	10,174,863
Cigna Corp.	54,700	12,553,103
CVS Health Corp.	177,700	14,635,372
UnitedHealth Group, Inc.	35,700	14,716,254
		64,137,506
Pharmaceuticals - 8.2%
AstraZeneca PLC sponsored ADR	175,467	10,043,731
Bristol-Myers Squibb Co.	135,800	9,216,746
Roche Holding AG (participation certificate)	41,480	16,024,230
Sanofi SA sponsored ADR	155,800	8,033,048
		43,317,755

TOTAL HEALTH CARE		113,488,666

INDUSTRIALS - 9.3%
Air Freight & Logistics - 1.0%
Deutsche Post AG	79,800	5,408,146
Building Products - 2.0%
Owens Corning	108,900	10,471,824
Electrical Equipment - 1.9%
Regal Beloit Corp.	67,000	9,864,410
Industrial Conglomerates - 1.3%
Siemens AG	42,900	6,693,823
Machinery - 3.1%
ITT, Inc.	84,300	8,253,813
Oshkosh Corp.	67,600	8,081,580
		16,335,393

TOTAL INDUSTRIALS		48,773,596

INFORMATION TECHNOLOGY - 7.4%
Communications Equipment - 3.7%
Cisco Systems, Inc.	355,700	19,695,109
IT Services - 3.7%
Amdocs Ltd.	131,300	10,124,543
Cognizant Technology Solutions Corp. Class A	126,600	9,308,898
		19,433,441

TOTAL INFORMATION TECHNOLOGY		39,128,550

REAL ESTATE - 3.6%
Equity Real Estate Investment Trusts (REITs) - 1.7%
American Tower Corp.	31,500	8,908,200
Real Estate Management & Development - 1.9%
CBRE Group, Inc. (a)	105,700	10,195,822

TOTAL REAL ESTATE		19,104,022

UTILITIES - 6.3%
Electric Utilities - 6.3%
Evergy, Inc.	109,900	7,167,678
Exelon Corp.	147,200	6,888,960
PG&E Corp. (a)	484,400	4,257,876
PPL Corp.	208,100	5,903,797
Southern Co.	138,000	8,814,060
		33,032,371
TOTAL COMMON STOCKS
(Cost $369,859,502)		492,019,325

Nonconvertible Preferred Stocks - 3.2%
INFORMATION TECHNOLOGY - 3.2%
Technology Hardware, Storage & Peripherals - 3.2%
Samsung Electronics Co. Ltd.
(Cost $10,524,091)	266,090	16,642,744

Money Market Funds - 3.2%
Fidelity Cash Central Fund 0.06% (c)	16,449,775	16,453,065
Fidelity Securities Lending Cash Central Fund 0.06% (c)(d)	508,449	508,500
TOTAL MONEY MARKET FUNDS
(Cost $16,961,565)		16,961,565
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $397,345,158)		525,623,634
NET OTHER ASSETS (LIABILITIES) - 0.0%		185,569
NET ASSETS - 100%		$525,809,203

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$9,948
Fidelity Securities Lending Cash Central Fund	648
Total	$10,596

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$10,521,829	$173,223,963	$167,291,534	$(180)	$(1,013)	$16,453,065	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	1,125	1,132,479	625,104	--	--	508,500	0.0%
Total	$10,522,954	$174,356,442	$167,916,638	$(180)	$(1,013)	$16,961,565

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$55,226,551	$55,226,551	$--	$--
Consumer Discretionary	27,097,679	27,097,679	--	--
Consumer Staples	30,982,648	30,982,648	--	--
Energy	9,361,388	9,361,388	--	--
Financials	115,823,854	115,823,854	--	--
Health Care	113,488,666	97,464,436	16,024,230	--
Industrials	48,773,596	36,671,627	12,101,969	--
Information Technology	55,771,294	55,771,294	--	--
Real Estate	19,104,022	19,104,022	--	--
Utilities	33,032,371	33,032,371	--	--
Money Market Funds	16,961,565	16,961,565	--	--
Total Investments in Securities:	$525,623,634	$497,497,435	$28,126,199	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	81.9%
Switzerland	5.5%
Korea (South)	3.2%
Germany	2.3%
Bailiwick of Guernsey	1.9%
United Kingdom	1.9%
France	1.5%
Canada	1.2%
Others (Individually Less Than 1%)	0.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2021
Assets
Investment in securities, at value (including securities loaned of $491,211) — See accompanying schedule: Unaffiliated issuers (cost $380,383,593)	$508,662,069
Fidelity Central Funds (cost $16,961,565)	16,961,565
Total Investment in Securities (cost $397,345,158)		$525,623,634
Receivable for fund shares sold		679,041
Dividends receivable		921,949
Distributions receivable from Fidelity Central Funds		1,175
Prepaid expenses		369
Other receivables		9,331
Total assets		527,235,499
Liabilities
Payable for fund shares redeemed	$625,858
Accrued management fee	154,454
Transfer agent fee payable	72,309
Other affiliated payables	16,723
Other payables and accrued expenses	48,452
Collateral on securities loaned	508,500
Total liabilities		1,426,296
Net Assets		$525,809,203
Net Assets consist of:
Paid in capital		$424,247,137
Total accumulated earnings (loss)		101,562,066
Net Assets		$525,809,203
Net Asset Value, offering price and redemption price per share ($525,809,203 ÷ 22,757,069 shares)		$23.11

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2021
Investment Income
Dividends		$8,915,924
Income from Fidelity Central Funds (including $648 from security lending)		10,596
Total income		8,926,520
Expenses
Management fee
Basic fee	$2,442,752
Performance adjustment	(859,193)
Transfer agent fees	795,617
Accounting fees	179,353
Custodian fees and expenses	14,102
Independent trustees' fees and expenses	1,923
Registration fees	42,230
Audit	55,874
Legal	2,941
Interest	50
Miscellaneous	4,966
Total expenses before reductions	2,680,615
Expense reductions	(6,024)
Total expenses after reductions		2,674,591
Net investment income (loss)		6,251,929
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(6,309,501)
Fidelity Central Funds	(180)
Foreign currency transactions	45,509
Total net realized gain (loss)		(6,264,172)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	142,841,268
Fidelity Central Funds	(1,013)
Assets and liabilities in foreign currencies	205
Total change in net unrealized appreciation (depreciation)		142,840,460
Net gain (loss)		136,576,288
Net increase (decrease) in net assets resulting from operations		$142,828,217

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2021	Year ended July 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,251,929	$7,370,540
Net realized gain (loss)	(6,264,172)	(3,138,047)
Change in net unrealized appreciation (depreciation)	142,840,460	(55,625,817)
Net increase (decrease) in net assets resulting from operations	142,828,217	(51,393,324)
Distributions to shareholders	(4,701,233)	(8,938,882)
Share transactions
Proceeds from sales of shares	195,046,443	202,642,931
Reinvestment of distributions	3,381,384	6,231,606
Cost of shares redeemed	(186,531,345)	(250,462,635)
Net increase (decrease) in net assets resulting from share transactions	11,896,482	(41,588,098)
Total increase (decrease) in net assets	150,023,466	(101,920,304)
Net Assets
Beginning of period	375,785,737	477,706,041
End of period	$525,809,203	$375,785,737
Other Information
Shares
Sold	9,600,833	12,491,357
Issued in reinvestment of distributions	185,697	315,279
Redeemed	(9,106,809)	(14,965,007)
Net increase (decrease)	679,721	(2,158,371)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Blue Chip Value Fund

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$17.02	$19.71	$19.90	$18.85	$16.19
Income from Investment Operations
Net investment income (loss)A	.27	.31	.32	.26	.18
Net realized and unrealized gain (loss)	6.03	(2.63)	(.14)B,C	1.01	2.66
Total from investment operations	6.30	(2.32)	.18	1.27	2.84
Distributions from net investment income	(.21)	(.31)	(.29)	(.21)	(.18)
Distributions from net realized gain	–	(.06)	(.09)	–D	–
Total distributions	(.21)	(.37)	(.37)E	(.22)E	(.18)
Net asset value, end of period	$23.11	$17.02	$19.71	$19.90	$18.85
Total ReturnF	37.36%	(12.03)%	.99%C	6.79%	17.68%
Ratios to Average Net AssetsG,H
Expenses before reductions	.58%	.63%	.65%	.70%	.79%
Expenses net of fee waivers, if any	.58%	.63%	.65%	.70%	.79%
Expenses net of all reductions	.58%	.61%	.65%	.70%	.78%
Net investment income (loss)	1.35%	1.71%	1.67%	1.34%	1.04%
Supplemental Data
Net assets, end of period (000 omitted)	$525,809	$375,786	$477,706	$393,503	$412,230
Portfolio turnover rateI	52%	119%	44%	45%	32%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been .91%.

 D Amount represents less than $.005 per share.

 E Total distributions per share do not sum due to rounding.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2021

1. Organization.

Fidelity Blue Chip Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$131,225,781
Gross unrealized depreciation	(4,513,580)
Net unrealized appreciation (depreciation)	$126,712,201
Tax Cost	$398,911,433

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,589,400
Capital loss carryforward	$(28,313,364)
Net unrealized appreciation (depreciation) on securities and other investments	$126,286,031

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(24,649,237)
Long-term	(3,664,127)
Total capital loss carryforward	$(28,313,364)

The tax character of distributions paid was as follows:

	July 31, 2021	July 31, 2020
Ordinary Income	$4,701,233	$ 8,938,882
Total	$4,701,233	$ 8,938,882

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Blue Chip Value Fund	247,066,215	233,904,319

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the Russell 1000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .34% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .17% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Blue Chip Value Fund	.04

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Blue Chip Value Fund	Borrower	$6,147,000.29%		$50

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Blue Chip Value Fund	19,691,397	13,480,803

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Blue Chip Value Fund	$865

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Blue Chip Value Fund	$76	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $1,530 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $10.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $4,484.

9. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Blue Chip Value Fund (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the “Fund”) as of July 31, 2021, the related statement of operations for the year ended July 31, 2021, the statement of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2021 and the financial highlights for each of the five years in the period ended July 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

September 13, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 314 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2021 to July 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Expenses Paid During Period-B February 1, 2021 to July 31, 2021
Fidelity Blue Chip Value Fund	.58%
Actual		$1,000.00	$1,176.10	$3.13
Hypothetical-C		$1,000.00	$1,021.92	$2.91

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Blue Chip Value Fund

The Board considered the fund's underperformance for different time periods ended September 30, 2020 and for different time periods ended December 31, 2020 (which periods are not reflected in the chart above). The Board noted that the fund's underperformance has continued since the Board approved the management contract in January 2019 and January 2020. The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; and attribution reports on contributors to the fund's underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance. For a fund with underperformance over longer periods of time, the Board typically monitors the fund's performance more closely.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity Blue Chip Value Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the fund, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the fund's total expense ratio ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

BCV-ANN-0921
1.788861.118

Fidelity® Small Cap Growth Fund

Annual Report

July 31, 2021

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	35.92%	19.36%	15.31%
Class M (incl. 3.50% sales charge)	38.79%	19.62%	15.28%
Class C (incl. contingent deferred sales charge)	42.07%	19.86%	15.28%
Fidelity® Small Cap Growth Fund	44.60%	21.12%	16.33%
Class I	44.57%	21.11%	16.32%
Class Z	44.75%	21.26%	16.40%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Growth Fund, a class of the fund, on July 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period.

Period Ending Values
$45,404	Fidelity® Small Cap Growth Fund
$35,653	Russell 2000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 36.45% for the 12 months ending July 31, 2021, as U.S. equities continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. A confluence of powerful forces propelled risk assets, returning the stock market to pre-pandemic highs by late August 2020. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. This backdrop fueled a sharp rotation, with small-cap value usurping leadership from large growth. As part of the “reopening” theme, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies that stood to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through July, driven by corporate earnings. Notably, this leg saw momentum shift back to large growth, as easing rates and a hawkish Fed stymied the reflation trade. By sector, financials (+55%) led, driven by banks (+63%), whereas utilities (+12%) and consumer staples (+18%) notably lagged.

Comments from Portfolio Manager Patrick Venanzi:  For the fiscal year ending July 31, 2021, the fund's share classes (excluding sales charges, if applicable) gained roughly 43% to 45%, outperforming the 41.00% result of the benchmark, the Russell 2000® Growth Index. Stock picks in the information technology, health care, and financials sectors contributed significantly to the fund’s relative performance. Picks in the materials sector contributed to a smaller degree. An outsized stake in footwear and apparel company Crocs (+275%) added more value than any other fund position. It also helped to own shares of SiTime (+156%), a semiconductor company that provides timing devices used in consumer electronics. Owning a sizable stake in retailer American Eagle Outfitters (+190%) also contributed on a relative basis. Conversely, stock selection in the industrials sector detracted from the fund’s relative performance, and picks in real estate hurt to a lesser degree. Overweighting Array Technologies (-47%), which provides ground-mounting systems used in solar energy projects, detracted more than any fund position. I sold Array Technologies from the fund by period end. Also hurting performance was an underweighting in Plug Power, which gained 313%. Plug Power was not held at period end. Notable changes in positioning included increased exposure to the financials sector and a lower allocation to industrials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2021

% of fund's net assets
Crocs, Inc.	2.5
SiTime Corp.	1.7
American Eagle Outfitters, Inc.	1.4
BJ's Wholesale Club Holdings, Inc.	1.4
TechTarget, Inc.	1.3
Builders FirstSource, Inc.	1.3
Insulet Corp.	1.3
Rapid7, Inc.	1.1
KBR, Inc.	1.1
Sprout Social, Inc.	1.1
14.2

Top Five Market Sectors as of July 31, 2021

% of fund's net assets
Health Care	30.0
Information Technology	19.1
Consumer Discretionary	16.8
Industrials	14.6
Financials	6.1

Asset Allocation (% of fund's net assets)

As of July 31, 2021*
Stocks	97.7%
Convertible Securities	2.2%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

 * Foreign investments - 10.8%

Schedule of Investments July 31, 2021

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
COMMUNICATION SERVICES - 1.9%
Media - 1.6%
Integral Ad Science Holding Corp. (a)	932,058	$16,301,694
TechTarget, Inc. (b)	1,096,819	80,155,533
		96,457,227
Wireless Telecommunication Services - 0.3%
Gogo, Inc. (b)	1,946,900	20,189,353

TOTAL COMMUNICATION SERVICES		116,646,580

CONSUMER DISCRETIONARY - 16.3%
Diversified Consumer Services - 0.4%
Arco Platform Ltd. Class A (a)(b)	506,566	14,741,071
Grand Canyon Education, Inc. (b)	105,352	9,731,364
		24,472,435
Hotels, Restaurants & Leisure - 2.6%
Caesars Entertainment, Inc. (b)	726,866	63,499,014
Churchill Downs, Inc.	234,217	43,517,519
Lindblad Expeditions Holdings (b)(c)	4,206,836	57,591,585
		164,608,118
Household Durables - 2.8%
Cricut, Inc. (a)(b)	762,072	26,009,517
GoPro, Inc. Class A (a)(b)	3,109,747	31,843,809
Helen of Troy Ltd. (a)(b)	47,566	10,625,769
Lovesac (a)(b)(c)	928,073	56,334,031
M/I Homes, Inc. (b)	422,898	27,365,730
Matterport, Inc. (d)	56,700	788,414
Sonos, Inc. (b)	468,092	15,624,911
Traeger, Inc.	331,725	7,367,612
		175,959,793
Internet & Direct Marketing Retail - 1.9%
1stDibs.com, Inc.	379,600	6,168,500
Farfetch Ltd. Class A (b)	336,529	16,866,833
Overstock.com, Inc. (a)(b)	229,139	15,957,240
Porch Group, Inc. Class A (a)(b)	1,663,400	30,822,802
Revolve Group, Inc. (a)(b)	289,362	20,142,489
The Original BARK Co. (c)(d)	1,195,200	9,621,360
The Original BARK Co.:
warrants 8/29/25 (b)(c)	580,704	1,184,462
Class A (a)(b)(c)	1,742,114	14,024,018
thredUP, Inc. (a)(b)	83,548	1,993,455
		116,781,159
Multiline Retail - 0.5%
Ollie's Bargain Outlet Holdings, Inc. (a)(b)	312,221	29,067,775
Specialty Retail - 4.3%
American Eagle Outfitters, Inc. (a)	2,576,000	88,794,720
Dick's Sporting Goods, Inc. (a)	334,004	34,783,177
Floor & Decor Holdings, Inc. Class A (b)	262,568	32,035,922
Lithia Motors, Inc. Class A (sub. vtg.)	111,700	42,135,474
Musti Group OYJ	404,473	16,716,444
Rent-A-Center, Inc.	603,246	34,517,736
Williams-Sonoma, Inc.	144,423	21,908,969
		270,892,442
Textiles, Apparel & Luxury Goods - 3.8%
Crocs, Inc. (b)	1,161,190	157,701,207
Deckers Outdoor Corp. (b)	114,570	47,071,085
Tapestry, Inc. (b)	743,366	31,444,382
		236,216,674

TOTAL CONSUMER DISCRETIONARY		1,017,998,396

CONSUMER STAPLES - 3.0%
Food & Staples Retailing - 1.4%
BJ's Wholesale Club Holdings, Inc. (b)	1,711,200	86,655,168
Food Products - 0.6%
Darling Ingredients, Inc. (b)	364,343	25,165,171
Nomad Foods Ltd. (b)	534,057	13,949,569
		39,114,740
Personal Products - 1.0%
Herbalife Nutrition Ltd. (b)	705,104	35,917,998
The Beauty Health Co. (b)	1,354,500	23,785,020
		59,703,018

TOTAL CONSUMER STAPLES		185,472,926

ENERGY - 1.6%
Oil, Gas & Consumable Fuels - 1.6%
Antero Resources Corp. (b)	2,053,600	27,928,960
Enviva Partners LP	630,927	34,070,058
Range Resources Corp. (a)(b)	986,900	15,030,487
Renewable Energy Group, Inc. (b)	404,628	24,783,465
		101,812,970
FINANCIALS - 6.1%
Banks - 1.3%
Associated Banc-Corp.	697,364	13,807,807
Glacier Bancorp, Inc.	294,447	15,181,687
Hilltop Holdings, Inc.	384,033	12,166,165
PacWest Bancorp	314,579	12,526,536
Signature Bank	61,627	13,987,480
Silvergate Capital Corp. (b)	98,599	10,135,977
Starling Bank Ltd. Series D (b)(e)	1,746,100	3,141,490
		80,947,142
Capital Markets - 2.8%
Cowen Group, Inc. Class A (a)	544,621	21,773,948
Impax Asset Management Group PLC	644,391	10,802,184
Lazard Ltd. Class A	304,434	14,369,285
LPL Financial	171,538	24,193,720
Morningstar, Inc.	105,903	26,754,275
Perella Weinberg Partners (d)	2,039,500	24,861,505
StepStone Group, Inc. Class A	1,117,221	50,844,728
		173,599,645
Consumer Finance - 0.3%
OneMain Holdings, Inc.	317,281	19,354,141
Diversified Financial Services - 0.0%
CCC Intelligent Solutions Holdings, Inc. (d)	48,511	404,291
Insurance - 1.7%
American Financial Group, Inc.	345,471	43,698,627
Assurant, Inc.	263,488	41,581,041
BRP Group, Inc. (b)	863,344	23,534,757
		108,814,425

TOTAL FINANCIALS		383,119,644

HEALTH CARE - 29.5%
Biotechnology - 13.1%
4D Molecular Therapeutics, Inc. (a)	307,601	7,650,037
Absci Corp.	264,210	7,524,701
Absci Corp.	145,599	3,731,994
Acceleron Pharma, Inc. (b)	90,239	11,285,289
ADC Therapeutics SA (b)	215,014	4,523,895
Agios Pharmaceuticals, Inc. (b)	357,013	17,168,755
Allakos, Inc. (b)	210,411	16,740,299
Allovir, Inc. (a)(b)	565,595	10,825,488
ALX Oncology Holdings, Inc. (b)	277,147	16,229,728
Ambrx Biopharma, Inc. ADR (a)	74,400	1,454,520
Annexon, Inc. (b)	258,577	5,445,632
Apellis Pharmaceuticals, Inc. (b)	214,700	13,738,653
Argenx SE ADR (b)	103,904	31,631,495
Ascendis Pharma A/S sponsored ADR (b)	229,102	27,077,565
Avid Bioservices, Inc. (b)	699,134	17,932,787
Biohaven Pharmaceutical Holding Co. Ltd. (b)	118,200	14,894,382
Bolt Biotherapeutics, Inc.	518,589	5,782,267
Celldex Therapeutics, Inc. (b)	424,400	18,567,500
Century Therapeutics, Inc.	223,874	6,525,927
Cytokinetics, Inc. (b)	1,039,782	30,860,730
Erasca, Inc.	534,000	11,214,000
Exelixis, Inc. (b)	1,584,678	26,701,824
Forma Therapeutics Holdings, Inc. (b)	447,674	10,247,258
Halozyme Therapeutics, Inc. (b)	764,213	31,584,923
Imago BioSciences, Inc.	24,000	439,680
Immunocore Holdings PLC ADR (a)	323,622	10,588,912
ImmunoGen, Inc. (b)	1,299,849	7,292,153
Instil Bio, Inc. (b)	154,700	2,328,235
Instil Bio, Inc.	1,253,977	17,928,736
Iovance Biotherapeutics, Inc. (b)	273,005	6,079,821
Janux Therapeutics, Inc.	135,114	4,381,747
Keros Therapeutics, Inc. (b)	269,353	9,912,190
Kura Oncology, Inc. (b)	735,830	13,936,620
Kymera Therapeutics, Inc. (b)	293,353	17,653,984
Monte Rosa Therapeutics, Inc.	247,767	6,075,247
Morphic Holding, Inc. (b)	371,803	21,423,289
Natera, Inc. (b)	392,427	44,940,740
Neurocrine Biosciences, Inc. (b)	132,831	12,381,178
Nuvalent, Inc.	548,468	9,008,587
Nuvalent, Inc. Class A	23,100	421,575
ORIC Pharmaceuticals, Inc. (b)	49,158	818,481
Passage Bio, Inc. (a)(b)	715,171	8,439,018
Prelude Therapeutics, Inc. (a)	535,270	17,150,051
ProQR Therapeutics BV (a)(b)(c)	3,556,098	18,598,393
Protagonist Therapeutics, Inc. (b)	747,093	36,928,807
PTC Therapeutics, Inc. (b)	432,265	16,568,717
Relay Therapeutics, Inc. (b)	994,277	32,254,346
Repare Therapeutics, Inc. (b)	446,700	14,919,780
Revolution Medicines, Inc. (a)(b)	613,384	17,567,318
Shattuck Labs, Inc.	90,200	1,988,008
Silverback Therapeutics, Inc.	79,070	2,394,240
Taysha Gene Therapies, Inc.	99,617	1,722,378
Tenaya Therapeutics, Inc.	818,600	12,565,510
TG Therapeutics, Inc. (b)	1,036,895	36,280,956
Turning Point Therapeutics, Inc. (b)	75,573	4,823,069
United Therapeutics Corp. (b)	128,207	23,324,700
Vericel Corp. (a)(b)	299,600	15,860,824
Verve Therapeutics, Inc. (a)	317,120	18,846,442
Xenon Pharmaceuticals, Inc. (b)	223,574	3,861,123
		819,044,504
Health Care Equipment & Supplies - 5.6%
Axonics Modulation Technologies, Inc. (a)(b)	522,997	35,537,646
CryoPort, Inc. (a)(b)	265,040	16,358,269
Envista Holdings Corp. (b)	840,236	36,197,367
Globus Medical, Inc. (b)	253,900	21,116,863
Inogen, Inc. (b)	187,506	14,957,354
Insulet Corp. (b)	283,584	79,315,609
Integer Holdings Corp. (b)	389,853	38,162,710
Neuronetics, Inc. (b)	938,999	12,451,127
NeuroPace, Inc. (a)(b)	893,900	19,040,070
OrthoPediatrics Corp. (a)(b)	318,569	20,018,876
PAVmed, Inc. (a)(b)	1,185,407	8,143,746
Pulmonx Corp.	370,990	14,713,463
TransMedics Group, Inc. (b)	562,272	16,035,997
ViewRay, Inc. (a)(b)	3,326,407	22,087,342
		354,136,439
Health Care Providers & Services - 5.1%
Acadia Healthcare Co., Inc. (b)	679,196	41,919,977
Accolade, Inc. (b)	147,949	6,925,493
LifeStance Health Group, Inc.	497,193	11,783,474
Molina Healthcare, Inc. (b)	153,223	41,831,411
Option Care Health, Inc. (b)	1,546,371	32,040,807
Progyny, Inc. (b)	598,227	33,315,262
R1 RCM, Inc. (b)	2,108,849	45,150,457
Signify Health, Inc. (a)	523,836	13,787,364
Surgery Partners, Inc. (b)	532,493	29,052,818
The Ensign Group, Inc.	462,778	39,368,524
The Joint Corp. (b)	302,732	23,912,801
		319,088,388
Health Care Technology - 2.0%
Certara, Inc. (a)	647,243	17,611,482
Evolent Health, Inc. (b)	107,681	2,470,202
Health Catalyst, Inc. (b)	450,203	26,138,786
Inspire Medical Systems, Inc. (b)	109,863	20,122,507
Phreesia, Inc. (b)	645,883	44,146,103
Schrodinger, Inc. (b)	223,573	15,129,185
		125,618,265
Life Sciences Tools & Services - 2.6%
10X Genomics, Inc. (b)	160,992	29,498,564
Berkeley Lights, Inc. (b)	66,862	3,047,570
Charles River Laboratories International, Inc. (b)	73,130	29,758,060
Maravai LifeSciences Holdings, Inc.	1,100	48,367
Nanostring Technologies, Inc. (b)	339,647	21,037,735
Olink Holding AB ADR (b)	685,000	25,598,450
Syneos Health, Inc. (b)	572,351	51,322,714
		160,311,460
Pharmaceuticals - 1.1%
Aclaris Therapeutics, Inc. (b)	92,907	1,387,102
Arvinas Holding Co. LLC (b)	148,200	14,983,020
Cyteir Therapeutics, Inc.	345,300	6,647,025
Edgewise Therapeutics, Inc. (b)	636,939	11,152,802
Ikena Oncology, Inc.	509,561	4,797,262
Ikena Oncology, Inc. (b)	192,799	1,910,638
IMARA, Inc. (b)	277,556	1,496,027
Ocular Therapeutix, Inc. (a)(b)	856,000	9,424,560
Pharvaris BV (a)	577,817	10,267,808
Theravance Biopharma, Inc. (b)	424,987	5,516,331
		67,582,575

TOTAL HEALTH CARE		1,845,781,631

INDUSTRIALS - 14.1%
Aerospace & Defense - 0.5%
BWX Technologies, Inc.	617,150	35,442,925
Air Freight & Logistics - 0.4%
Hub Group, Inc. Class A (b)	359,700	23,840,916
Building Products - 3.5%
Builders FirstSource, Inc. (b)	1,789,105	79,615,173
Fortune Brands Home & Security, Inc.	254,921	24,847,150
Resideo Technologies, Inc. (b)	777,141	22,925,660
Simpson Manufacturing Co. Ltd.	243,427	27,380,669
The AZEK Co., Inc. (b)	1,003,292	36,489,730
UFP Industries, Inc.	353,310	26,236,801
		217,495,183
Commercial Services & Supplies - 1.0%
Montrose Environmental Group, Inc. (b)	449,244	24,119,910
The Brink's Co.	476,488	36,670,516
		60,790,426
Construction & Engineering - 0.9%
MasTec, Inc. (b)	245,700	24,872,211
Willscot Mobile Mini Holdings (b)	1,038,300	29,809,593
		54,681,804
Electrical Equipment - 1.6%
Acuity Brands, Inc.	73,900	12,960,582
Regal Beloit Corp.	176,661	26,009,799
Sensata Technologies, Inc. PLC (b)	562,464	32,971,640
Shoals Technologies Group, Inc. (a)	405,340	11,791,341
Sunrun, Inc. (b)	337,160	17,859,365
		101,592,727
Machinery - 2.2%
Chart Industries, Inc. (b)	117,161	18,212,677
Crane Co.	399,718	38,864,581
ITT, Inc.	460,285	45,066,504
Kornit Digital Ltd. (b)	157,922	20,870,972
SPX Corp. (b)	207,782	13,850,748
		136,865,482
Professional Services - 3.0%
ASGN, Inc. (b)	386,472	39,083,913
CACI International, Inc. Class A (b)	158,521	42,318,766
First Advantage Corp.	356,134	6,983,788
KBR, Inc.	1,792,405	69,366,074
Korn Ferry	92,671	6,370,205
TriNet Group, Inc. (b)	76,125	6,316,853
Upwork, Inc. (b)	302,512	15,667,096
		186,106,695
Trading Companies & Distributors - 1.0%
Applied Industrial Technologies, Inc.	237,269	21,283,029
Beacon Roofing Supply, Inc. (b)	374,611	20,034,196
Custom Truck One Source, Inc. Class A (a)(b)	1,528,453	11,906,649
Univar, Inc. (b)	550,900	13,519,086
		66,742,960

TOTAL INDUSTRIALS		883,559,118

INFORMATION TECHNOLOGY - 18.4%
Electronic Equipment & Components - 0.6%
Fabrinet (b)	311,109	29,406,023
SYNNEX Corp.	87,117	10,413,966
		39,819,989
IT Services - 1.9%
Dlocal Ltd.	435,300	19,649,442
Flywire Corp. (b)	100,400	3,188,704
Genpact Ltd.	908,900	45,272,309
Nuvei Corp. (b)(f)	225,611	18,500,102
Perficient, Inc. (a)(b)	291,509	27,486,384
TaskUs, Inc.	44,700	1,361,115
		115,458,056
Semiconductors & Semiconductor Equipment - 3.3%
Cirrus Logic, Inc. (b)	328,415	27,123,795
eMemory Technology, Inc.	363,000	17,089,973
Nova Ltd. (b)	205,649	20,112,472
Semtech Corp. (b)	550,468	34,079,474
SiTime Corp. (b)	792,281	107,464,995
		205,870,709
Software - 11.8%
Alkami Technology, Inc.	893,236	26,551,887
Alkami Technology, Inc. (b)	3,100	96,999
Blend Labs, Inc.	36,300	655,578
ChannelAdvisor Corp. (b)	654,702	15,248,010
Couchbase, Inc.	51,734	1,560,297
CyberArk Software Ltd. (b)	227,034	32,245,639
DoubleVerify Holdings, Inc. (b)	283,135	9,796,471
DoubleVerify Holdings, Inc.	291,700	9,588,179
Dynatrace, Inc. (b)	950,626	60,716,483
Elastic NV (b)	361,067	53,459,580
FireEye, Inc. (b)	1,201,003	24,260,261
Fortnox AB	132,900	7,129,457
Latch, Inc. (a)(b)	657,200	8,760,476
Lightspeed POS, Inc. (Canada) (b)	301,726	25,836,317
LivePerson, Inc. (a)(b)	602,595	38,379,276
Monday.com Ltd.	132,700	29,365,183
Paycor HCM, Inc.	23,100	635,250
Rapid7, Inc. (b)	611,559	69,564,836
Riskified Ltd.	21,000	575,820
SentinelOne, Inc.	396,100	19,531,691
Similarweb Ltd. (b)	728,356	17,465,977
Sprout Social, Inc. (b)	736,123	65,397,167
TECSYS, Inc.	652,707	27,351,332
Telos Corp.	1,164,856	32,639,265
Tenable Holdings, Inc. (b)	1,250,579	53,524,781
Upsales Technology AB (b)	514,571	6,216,647
WalkMe Ltd.	539,700	14,971,278
Workiva, Inc. (b)	288,522	37,441,500
Xperi Holding Corp.	725,282	15,064,107
Yext, Inc. (b)	2,400,473	31,278,163
		735,307,907
Technology Hardware, Storage & Peripherals - 0.8%
Avid Technology, Inc. (b)	489,000	18,283,710
Seagate Technology Holdings PLC	370,909	32,602,901
		50,886,611

TOTAL INFORMATION TECHNOLOGY		1,147,343,272

MATERIALS - 4.2%
Chemicals - 2.3%
Element Solutions, Inc.	2,506,828	58,634,707
The Chemours Co. LLC	833,072	27,699,644
Valvoline, Inc.	1,855,359	56,922,414
		143,256,765
Construction Materials - 0.5%
Eagle Materials, Inc.	209,759	29,643,142
Containers & Packaging - 0.4%
Avery Dennison Corp.	127,734	26,910,999
Metals & Mining - 1.0%
Cleveland-Cliffs, Inc. (b)	392,300	9,807,500
Iluka Resources Ltd.	2,615,821	19,061,829
Lynas Rare Earths Ltd. (b)	3,140,329	16,915,253
Reliance Steel & Aluminum Co.	119,028	18,705,250
		64,489,832

TOTAL MATERIALS		264,300,738

REAL ESTATE - 1.8%
Equity Real Estate Investment Trusts (REITs) - 0.7%
Rexford Industrial Realty, Inc.	317,500	19,532,600
Terreno Realty Corp.	332,500	22,729,700
		42,262,300
Real Estate Management & Development - 1.1%
Compass, Inc.	3,623,914	47,027,532
Jones Lang LaSalle, Inc. (b)	105,700	23,525,649
		70,553,181

TOTAL REAL ESTATE		112,815,481

UTILITIES - 0.8%
Independent Power and Renewable Electricity Producers - 0.8%
NextEra Energy Partners LP	291,100	22,568,983
Sunnova Energy International, Inc. (b)	760,509	28,975,393
		51,544,376
TOTAL COMMON STOCKS
(Cost $4,626,913,982)		6,110,395,132

Convertible Preferred Stocks - 2.2%
CONSUMER DISCRETIONARY - 0.5%
Specialty Retail - 0.4%
Fanatics, Inc.:
Series E (d)(e)	707,802	24,681,056
Series F (d)(e)	18,260	636,726
		25,317,782
Textiles, Apparel & Luxury Goods - 0.1%
Algolia SAS Series D (d)(e)	53,800	1,573,384
Treeline Biosciences Series A (d)(e)	115,000	900,163
		2,473,547

TOTAL CONSUMER DISCRETIONARY		27,791,329

HEALTH CARE - 0.5%
Biotechnology - 0.4%
Bright Peak Therapeutics AG Series B (d)(e)	1,079,522	4,216,613
Caris Life Sciences, Inc. Series D (d)(e)	780,603	6,322,884
Sonoma Biotherapeutics, Inc.:
Series B (d)(e)	2,370,360	5,499,235
Series B1 (d)(e)	1,264,171	2,932,877
T-Knife Therapeutics, Inc. Series B (d)(e)	1,097,257	6,329,856
		25,301,465
Health Care Providers & Services - 0.1%
Boundless Bio, Inc. Series B (d)(e)	3,017,761	4,073,977
Health Care Technology - 0.0%
Wugen, Inc. Series B (d)(e)	326,496	2,531,944

TOTAL HEALTH CARE		31,907,386

INDUSTRIALS - 0.5%
Construction & Engineering - 0.3%
Beta Technologies, Inc. Series A (d)(e)	278,129	20,378,512
Road & Rail - 0.2%
Convoy, Inc. Series D (b)(d)(e)	913,444	12,240,150

TOTAL INDUSTRIALS		32,618,662

INFORMATION TECHNOLOGY - 0.7%
Communications Equipment - 0.2%
Astranis Space Technologies Corp. Series C (d)(e)	557,717	12,225,675
IT Services - 0.5%
Yanka Industries, Inc.:
Series E (b)(d)(e)	869,641	27,721,372
Series F (d)(e)	127,716	4,071,177
		31,792,549

TOTAL INFORMATION TECHNOLOGY		44,018,224

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $106,803,585)		136,335,601
	Principal Amount	Value

Convertible Bonds - 0.0%
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
The Real Good Food Co. LLC 1% (Cost $2,390,000)(d)(e)(g)	2,390,000	2,390,000
	Shares	Value

Money Market Funds - 5.5%
Fidelity Cash Central Fund 0.06% (h)	26,235,666	26,240,913
Fidelity Securities Lending Cash Central Fund 0.06% (h)(i)	318,515,622	318,547,474
TOTAL MONEY MARKET FUNDS
(Cost $344,788,387)		344,788,387
TOTAL INVESTMENT IN SECURITIES - 105.4%
(Cost $5,080,895,954)		6,593,909,120
NET OTHER ASSETS (LIABILITIES) - (5.4)%		(336,811,845)
NET ASSETS - 100%		$6,257,097,275

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated company

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $174,401,171 or 2.8% of net assets.

 (e) Level 3 security

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $18,500,102 or 0.3% of net assets.

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Algolia SAS Series D	7/23/21	$1,573,384
Astranis Space Technologies Corp. Series C	3/19/21	$12,225,675
Beta Technologies, Inc. Series A	4/9/21	$20,378,512
Boundless Bio, Inc. Series B	4/23/21	$4,073,977
Bright Peak Therapeutics AG Series B	5/14/21	$4,216,613
Caris Life Sciences, Inc. Series D	5/11/21	$6,322,884
CCC Intelligent Solutions Holdings, Inc.	2/2/21	$485,110
Convoy, Inc. Series D	10/30/19	$12,368,032
Fanatics, Inc. Series E	8/13/20	$12,237,897
Fanatics, Inc. Series F	3/22/21	$636,726
Matterport, Inc.	2/8/21	$567,000
Perella Weinberg Partners	12/29/20	$20,395,000
Sonoma Biotherapeutics, Inc. Series B	7/26/21	$4,684,542
Sonoma Biotherapeutics, Inc. Series B1	7/26/21	$3,747,635
T-Knife Therapeutics, Inc. Series B	6/30/21	$6,329,856
The Original BARK Co.	12/17/20	$11,952,000
The Real Good Food Co. LLC 1%	5/7/21	$2,390,000
Treeline Biosciences Series A	7/30/21	$900,163
Wugen, Inc. Series B	7/9/21	$2,531,944
Yanka Industries, Inc. Series E	5/15/20	$10,504,568
Yanka Industries, Inc. Series F	4/8/21	$4,071,177

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$18,805
Fidelity Securities Lending Cash Central Fund	989,741
Total	$1,008,546

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$8,485,309	$1,732,018,228	$1,714,265,281	$3,506	$(849)	$26,240,913	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	223,628,139	1,675,704,151	1,580,784,816	--	--	318,547,474	1.0%
Total	$232,113,448	$3,407,722,379	$3,295,050,097	$3,506	$(849)	$344,788,387

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Lindblad Expeditions Holdings	$4,132,761	$52,863,270	$6,757,234	$--	$958,286	$6,394,502	$57,591,585
Lovesac	--	58,346,936	--	--	--	(2,012,905)	56,334,031
ProQR Therapeutics BV	--	24,125,354	--	--	--	(5,526,961)	18,598,393
SiTime Corp.	46,580,660	24,520,404	34,391,591	--	17,563,574	53,191,948	--
The Original BARK Co.	--	11,952,000	--	--	--	(2,330,640)	9,621,360
The Original BARK Co. unit	--	30,849,630	9,867,542	--	1,083,106	--	--
The Original BARK Co. warrants 8/29/25	--	--	--	--	--	(418,420)	1,184,462
The Original BARK Co. Class A	--	--	--	--	--	(6,438,294)	14,024,018
Total	$50,713,421	$202,657,594	$51,016,367	$--	$19,604,966	$42,859,230	$157,353,849

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$116,646,580	$116,646,580	$--	$--
Consumer Discretionary	1,045,789,725	1,017,209,982	788,414	27,791,329
Consumer Staples	185,472,926	185,472,926	--	--
Energy	101,812,970	101,812,970	--	--
Financials	383,119,644	379,573,863	404,291	3,141,490
Health Care	1,877,689,017	1,810,315,052	35,466,579	31,907,386
Industrials	916,177,780	883,559,118	--	32,618,662
Information Technology	1,191,361,496	1,094,113,233	53,230,039	44,018,224
Materials	264,300,738	264,300,738	--	--
Real Estate	112,815,481	65,787,949	47,027,532	--
Utilities	51,544,376	51,544,376	--	--
Corporate Bonds	2,390,000	--	--	2,390,000
Money Market Funds	344,788,387	344,788,387	--	--
Total Investments in Securities:	$6,593,909,120	$6,315,125,174	$136,916,855	$141,867,091
Net unrealized depreciation on unfunded commitments	$(2,227,006)	$--	$(2,227,006)	$--

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$97,118,428
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	29,615,619
Cost of Purchases	89,442,813
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	(74,309,769)
Ending Balance	$141,867,091
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2021	$29,615,619

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.2%
Israel	1.7%
Netherlands	1.7%
Canada	1.2%
Cayman Islands	1.2%
Bermuda	1.1%
Others (Individually Less Than 1%)	3.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2021
Assets
Investment in securities, at value (including securities loaned of $309,529,615) — See accompanying schedule: Unaffiliated issuers (cost $4,568,104,500)	$6,091,766,884
Fidelity Central Funds (cost $344,788,387)	344,788,387
Other affiliated issuers (cost $168,003,067)	157,353,849
Total Investment in Securities (cost $5,080,895,954)		$6,593,909,120
Cash		486,973
Receivable for investments sold		39,732,975
Receivable for fund shares sold		3,969,953
Dividends receivable		1,057,205
Interest receivable		5,585
Distributions receivable from Fidelity Central Funds		175,935
Prepaid expenses		4,522
Other receivables		212,975
Total assets		6,639,555,243
Liabilities
Payable for investments purchased	$52,777,631
Unrealized depreciation on unfunded commitments	2,227,006
Payable for fund shares redeemed	3,570,544
Accrued management fee	4,233,720
Distribution and service plan fees payable	194,279
Other affiliated payables	839,730
Other payables and accrued expenses	78,533
Collateral on securities loaned	318,536,525
Total liabilities		382,457,968
Net Assets		$6,257,097,275
Net Assets consist of:
Paid in capital		$3,911,410,971
Total accumulated earnings (loss)		2,345,686,304
Net Assets		$6,257,097,275
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($387,792,582 ÷ 11,114,092 shares)(a)		$34.89
Maximum offering price per share (100/94.25 of $34.89)		$37.02
Class M:
Net Asset Value and redemption price per share ($98,005,219 ÷ 2,946,026 shares)(a)		$33.27
Maximum offering price per share (100/96.50 of $33.27)		$34.48
Class C:
Net Asset Value and offering price per share ($88,238,614 ÷ 2,982,703 shares)(a)		$29.58
Small Cap Growth:
Net Asset Value, offering price and redemption price per share ($4,540,694,864 ÷ 122,641,330 shares)		$37.02
Class I:
Net Asset Value, offering price and redemption price per share ($775,745,847 ÷ 20,894,093 shares)		$37.13
Class Z:
Net Asset Value, offering price and redemption price per share ($366,620,149 ÷ 9,822,844 shares)		$37.32

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2021
Investment Income
Dividends		$18,946,671
Special dividends		4,836,594
Interest		5,585
Income from Fidelity Central Funds (including $989,741 from security lending)		1,008,546
Total income		24,797,396
Expenses
Management fee
Basic fee	$36,713,092
Performance adjustment	8,409,142
Transfer agent fees	7,974,046
Distribution and service plan fees	2,221,326
Accounting fees	1,098,350
Custodian fees and expenses	71,957
Independent trustees' fees and expenses	22,051
Registration fees	187,950
Audit	64,373
Legal	11,537
Interest	9,209
Miscellaneous	32,426
Total expenses before reductions	56,815,459
Expense reductions	(684,241)
Total expenses after reductions		56,131,218
Net investment income (loss)		(31,333,822)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,170,809,562
Fidelity Central Funds	3,506
Other affiliated issuers	19,604,966
Foreign currency transactions	(159,078)
Total net realized gain (loss)		1,190,258,956
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	590,200,975
Fidelity Central Funds	(849)
Other affiliated issuers	42,859,230
Unfunded commitments	(2,227,006)
Assets and liabilities in foreign currencies	(1,319)
Total change in net unrealized appreciation (depreciation)		630,831,031
Net gain (loss)		1,821,089,987
Net increase (decrease) in net assets resulting from operations		$1,789,756,165

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2021	Year ended July 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(31,333,822)	$(21,603,326)
Net realized gain (loss)	1,190,258,956	290,142,517
Change in net unrealized appreciation (depreciation)	630,831,031	36,274,665
Net increase (decrease) in net assets resulting from operations	1,789,756,165	304,813,856
Distributions to shareholders	(414,291,138)	(217,764,832)
Share transactions - net increase (decrease)	886,906,306	(211,257,791)
Total increase (decrease) in net assets	2,262,371,333	(124,208,767)
Net Assets
Beginning of period	3,994,725,942	4,118,934,709
End of period	$6,257,097,275	$3,994,725,942

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Small Cap Growth Fund Class A

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$26.64	$26.03	$27.45	$22.99	$19.17
Income from Investment Operations
Net investment income (loss)A	(.26)B	(.20)	(.21)	(.18)	(.14)
Net realized and unrealized gain (loss)	11.27	2.26	1.79	6.32	4.12
Total from investment operations	11.01	2.06	1.58	6.14	3.98
Distributions from net realized gain	(2.76)	(1.45)	(3.00)	(1.68)	(.16)
Total distributions	(2.76)	(1.45)	(3.00)	(1.68)	(.16)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$34.89	$26.64	$26.03	$27.45	$22.99
Total ReturnD,E	44.21%	8.39%	5.88%	28.47%	20.90%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.29%	1.37%	1.33%	1.31%	1.35%
Expenses net of fee waivers, if any	1.29%	1.37%	1.33%	1.31%	1.35%
Expenses net of all reductions	1.28%	1.36%	1.32%	1.30%	1.34%
Net investment income (loss)	(.82)%B	(.80)%	(.85)%	(.74)%	(.66)%
Supplemental Data
Net assets, end of period (000 omitted)	$387,793	$268,448	$285,554	$315,894	$218,905
Portfolio turnover rateH	107%	126%I	91%I	106%I	140%I

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.91) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Growth Fund Class M

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$25.56	$25.09	$26.59	$22.35	$18.69
Income from Investment Operations
Net investment income (loss)A	(.33)B	(.25)	(.26)	(.24)	(.19)
Net realized and unrealized gain (loss)	10.77	2.17	1.72	6.13	4.01
Total from investment operations	10.44	1.92	1.46	5.89	3.82
Distributions from net realized gain	(2.73)	(1.45)	(2.96)	(1.65)	(.16)
Total distributions	(2.73)	(1.45)	(2.96)	(1.65)	(.16)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$33.27	$25.56	$25.09	$26.59	$22.35
Total ReturnD,E	43.82%	8.14%	5.60%	28.15%	20.57%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.55%	1.63%	1.60%	1.58%	1.62%
Expenses net of fee waivers, if any	1.55%	1.63%	1.60%	1.58%	1.62%
Expenses net of all reductions	1.53%	1.62%	1.59%	1.57%	1.61%
Net investment income (loss)	(1.08)%B	(1.06)%	(1.12)%	(1.01)%	(.94)%
Supplemental Data
Net assets, end of period (000 omitted)	$98,005	$70,605	$75,030	$82,567	$64,034
Portfolio turnover rateH	107%	126%I	91%I	106%I	140%I

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (1.17) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Growth Fund Class C

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$23.07	$22.89	$24.56	$20.83	$17.52
Income from Investment Operations
Net investment income (loss)A	(.43)B	(.34)	(.35)	(.34)	(.27)
Net realized and unrealized gain (loss)	9.62	1.97	1.58	5.69	3.74
Total from investment operations	9.19	1.63	1.23	5.35	3.47
Distributions from net realized gain	(2.68)	(1.45)	(2.90)	(1.62)	(.16)
Total distributions	(2.68)	(1.45)	(2.90)	(1.62)	(.16)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$29.58	$23.07	$22.89	$24.56	$20.83
Total ReturnD,E	43.07%	7.62%	5.06%	27.51%	19.95%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.06%	2.13%	2.09%	2.07%	2.11%
Expenses net of fee waivers, if any	2.06%	2.13%	2.09%	2.07%	2.11%
Expenses net of all reductions	2.05%	2.12%	2.08%	2.06%	2.10%
Net investment income (loss)	(1.59)%B	(1.56)%	(1.61)%	(1.50)%	(1.43)%
Supplemental Data
Net assets, end of period (000 omitted)	$88,239	$77,850	$96,449	$139,375	$102,669
Portfolio turnover rateH	107%	126%I	91%I	106%I	140%I

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.02 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (1.68) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Growth Fund

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$28.07	$27.27	$28.59	$23.84	$19.82
Income from Investment Operations
Net investment income (loss)A	(.18)B	(.13)	(.15)	(.12)	(.09)
Net realized and unrealized gain (loss)	11.92	2.38	1.87	6.57	4.27
Total from investment operations	11.74	2.25	1.72	6.45	4.18
Distributions from net realized gain	(2.79)	(1.45)	(3.04)	(1.70)	(.16)
Total distributions	(2.79)	(1.45)	(3.04)	(1.70)	(.16)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$37.02	$28.07	$27.27	$28.59	$23.84
Total ReturnD	44.60%	8.72%	6.17%	28.81%	21.22%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.00%	1.08%	1.05%	1.02%	1.08%
Expenses net of fee waivers, if any	1.00%	1.08%	1.05%	1.02%	1.08%
Expenses net of all reductions	.99%	1.07%	1.04%	1.01%	1.07%
Net investment income (loss)	(.53)%B	(.52)%	(.57)%	(.45)%	(.40)%
Supplemental Data
Net assets, end of period (000 omitted)	$4,540,695	$2,839,506	$2,888,038	$3,269,548	$2,336,762
Portfolio turnover rateG	107%	126%H	91%H	106%H	140%H

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.62) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Growth Fund Class I

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$28.15	$27.35	$28.66	$23.90	$19.86
Income from Investment Operations
Net investment income (loss)A	(.19)B	(.14)	(.15)	(.12)	(.08)
Net realized and unrealized gain (loss)	11.96	2.39	1.88	6.58	4.28
Total from investment operations	11.77	2.25	1.73	6.46	4.20
Distributions from net realized gain	(2.79)	(1.45)	(3.04)	(1.70)	(.16)
Total distributions	(2.79)	(1.45)	(3.04)	(1.70)	(.16)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$37.13	$28.15	$27.35	$28.66	$23.90
Total ReturnD	44.57%	8.70%	6.18%	28.78%	21.28%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.04%	1.11%	1.06%	1.03%	1.06%
Expenses net of fee waivers, if any	1.04%	1.11%	1.06%	1.03%	1.06%
Expenses net of all reductions	1.03%	1.10%	1.06%	1.02%	1.05%
Net investment income (loss)	(.57)%B	(.54)%	(.58)%	(.46)%	(.38)%
Supplemental Data
Net assets, end of period (000 omitted)	$775,746	$540,553	$590,311	$678,576	$390,032
Portfolio turnover rateG	107%	126%H	91%H	106%H	140%H

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.66) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Growth Fund Class Z

Years ended July 31,	2021	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$28.26	$27.41	$28.71	$23.91	$21.39
Income from Investment Operations
Net investment income (loss)B	(.15)C	(.10)	(.11)	(.09)	(.05)
Net realized and unrealized gain (loss)	12.01	2.40	1.87	6.61	2.57
Total from investment operations	11.86	2.30	1.76	6.52	2.52
Distributions from net realized gain	(2.80)	(1.45)	(3.06)	(1.72)	–
Total distributions	(2.80)	(1.45)	(3.06)	(1.72)	–
Redemption fees added to paid in capitalB	–	–	–	–D	–D
Net asset value, end of period	$37.32	$28.26	$27.41	$28.71	$23.91
Total ReturnE,F	44.75%	8.87%	6.29%	29.02%	11.78%
Ratios to Average Net AssetsG,H
Expenses before reductions	.90%	.97%	.92%	.89%	.90%I
Expenses net of fee waivers, if any	.90%	.96%	.92%	.89%	.90%I
Expenses net of all reductions	.89%	.95%	.92%	.88%	.89%I
Net investment income (loss)	(.43)%C	(.40)%	(.44)%	(.32)%	(.44)%I
Supplemental Data
Net assets, end of period (000 omitted)	$366,620	$197,764	$183,552	$132,928	$18,447
Portfolio turnover rateJ	107%	126%K	91%K	106%K	140%I,K

 A For the period February 1, 2017 (commencement of sale of shares) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.52) %.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2021

1. Organization.

Fidelity Small Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Small Cap growth, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$ 139,477,091	Market comparable	Enterprise value/Sales multiple (EV/S)	2.3	Increase
			Discount rate	32.5%	Decrease
		Market approach	Transaction price	$1.35 - $73.27 / $30.38	Increase
Corporate Bonds	$ 2,390,000	Market approach	Transaction price	$100.00	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2021, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, net operating losses and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,715,766,906
Gross unrealized depreciation	(220,277,400)
Net unrealized appreciation (depreciation)	$1,495,489,506
Tax Cost	$5,096,192,608

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$399,657,196
Undistributed long-term capital gain	$450,538,941
Net unrealized appreciation (depreciation) on securities and other investments	$1,495,490,167

The tax character of distributions paid was as follows:

	July 31, 2021	July 31, 2020
Ordinary Income	$102,974,752	$–
Long-term Capital Gains	311,316,386	217,764,832
Total	$414,291,138	$ 217,764,832

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on these commitments is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and in the Statement of Operations as Change in unrealized appreciation (depreciation) on unfunded commitments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Small Cap Growth Fund	6,194,844,970	5,744,029,404

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Small Cap Growth Fund	1,198,281	9,910,437	32,422,959	Small Cap Growth and Class I

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Growth as compared to its benchmark index, the Russell 2000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .83% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$866,161	$37,251
Class M	.25%	.25%	455,392	3,408
Class C	.75%	.25%	899,773	75,599
			$2,221,326	$116,258

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$100,337
Class M	14,901
Class C(a)	2,488
$117,726

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$628,399.18
Class M	168,701.19
Class C	178,651.20
Small Cap Growth	5,626,923.14
Class I	1,250,202.18
Class Z	121,170.04
	$7,974,046

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Small Cap Growth Fund	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Small Cap Growth Fund	$193,526

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Small Cap Growth Fund	Borrower	$12,223,679.32%		$8,986

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Small Cap Growth Fund	469,143,128	324,985,393

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Small Cap Growth Fund	72,500

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Small Cap Growth Fund	$10,052

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Small Cap Growth Fund	$125,922	$30,800	$9,025,966

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Small Cap Growth Fund	$6,862,000.59%		$223

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $631,151 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $53,090.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2021	Year ended July 31, 2020
Fidelity Small Cap Growth Fund
Distributions to shareholders
Class A	$28,072,163	$15,614,129
Class M	7,663,523	4,255,045
Class C	8,833,078	5,910,629
Small Cap Growth	295,452,508	151,308,285
Class I	54,275,270	30,684,941
Class Z	19,994,596	9,991,803
Total	$414,291,138	$217,764,832

11. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2021	Year ended July 31, 2020	Year ended July 31, 2021	Year ended July 31, 2020
Fidelity Small Cap Growth Fund
Class A
Shares sold	2,866,158	1,796,708	$94,142,976	$43,999,208
Reinvestment of distributions	992,952	624,197	27,768,422	15,459,513
Shares redeemed	(2,820,344)	(3,317,701)	(90,226,445)	(79,344,299)
Net increase (decrease)	1,038,766	(896,796)	$31,684,953	$(19,885,578)
Class M
Shares sold	490,758	324,349	$15,299,858	$7,533,494
Reinvestment of distributions	283,607	177,347	7,574,791	4,224,131
Shares redeemed	(590,978)	(730,012)	(18,376,525)	(17,016,572)
Net increase (decrease)	183,387	(228,316)	$4,498,124	$(5,258,947)
Class C
Shares sold	545,845	292,659	$15,197,876	$6,119,973
Reinvestment of distributions	368,546	267,451	8,764,070	5,778,310
Shares redeemed	(1,306,378)	(1,398,488)	(35,873,924)	(28,909,752)
Net increase (decrease)	(391,987)	(838,378)	$(11,911,978)	$(17,011,469)
Small Cap Growth
Shares sold	40,178,307	23,920,724	$1,388,678,427	$595,471,617
Reinvestment of distributions	9,508,156	5,544,742	282,245,288	144,309,689
Shares redeemed	(28,193,491)	(34,227,420)	(959,494,567)	(855,432,691)
Net increase (decrease)	21,492,972	(4,761,954)	$711,429,148	$(115,651,385)
Class I
Shares sold	6,856,746	4,983,369	$232,528,912	$126,413,853
Reinvestment of distributions	1,777,184	1,151,125	52,852,239	30,047,788
Shares redeemed	(6,942,425)	(8,518,254)	(235,475,367)	(218,079,633)
Net increase (decrease)	1,691,505	(2,383,760)	$49,905,784	$(61,617,992)
Class Z
Shares sold	4,788,627	2,771,561	$170,967,105	$71,827,246
Reinvestment of distributions	549,462	306,867	16,414,402	8,038,145
Shares redeemed	(2,512,801)	(2,777,073)	(86,081,232)	(71,697,811)
Net increase (decrease)	2,825,288	301,355	$101,300,275	$8,167,580

12. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Small Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Small Cap Growth Fund (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the “Fund”) as of July 31, 2021, the related statement of operations for the year ended July 31, 2021, the statement of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

September 15, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 314 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2021 to July 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Expenses Paid During Period-B February 1, 2021 to July 31, 2021
Fidelity Small Cap Growth Fund
Class A	1.27%
Actual		$1,000.00	$1,068.30	$6.51
Hypothetical-C		$1,000.00	$1,018.50	$6.36
Class M	1.52%
Actual		$1,000.00	$1,067.00	$7.79
Hypothetical-C		$1,000.00	$1,017.26	$7.60
Class C	2.03%
Actual		$1,000.00	$1,064.00	$10.39
Hypothetical-C		$1,000.00	$1,014.73	$10.14
Small Cap Growth	.98%
Actual		$1,000.00	$1,069.60	$5.03
Hypothetical-C		$1,000.00	$1,019.93	$4.91
Class I	1.02%
Actual		$1,000.00	$1,069.70	$5.23
Hypothetical-C		$1,000.00	$1,019.74	$5.11
Class Z	.89%
Actual		$1,000.00	$1,070.30	$4.57
Hypothetical-C		$1,000.00	$1,020.38	$4.46

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Small Cap Growth Fund
Class A	09/13/21	09/10/21	$4.971
Class M	09/13/21	09/10/21	$4.923
Class C	09/13/21	09/10/21	$4.833
Small Cap Growth	09/13/21	09/10/21	$5.023
Class I	09/13/21	09/10/21	$5.020
Class Z	09/13/21	09/10/21	$5.056

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2021, $529,607,128, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the short-term capital gain dividends distributed in December during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

Class A designates 6%; Class M designates 6%; Class C designates 6%; Small Cap Growth designates 5%; Class I designates 5%; and Class Z designates 5%; of the dividends distributed in December during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 7%; Class M designates 7%; Class C designates 8%; Small Cap Growth designates 7%; Class I designates 7%; and Class Z designates 7%; of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Class A, Class M, Class C, Small Cap Growth, Class I, and Class Z designates 1% of the dividends distributed in December during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in February 2018 and September 2018. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Small Cap Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity Small Cap Growth Fund

The Board noted that the comparisons for 2015 and later reflect a revised Total Mapped Group that no longer includes funds with micro-cap objectives and that FMR believes this Total Mapped Group is a more appropriate comparison because the fund does not have a micro-cap objective.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of a representative class of the fund compared to competitive fund median expenses. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total expense ratio of the retail class ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SCP-ANN-0921
1.803695.116

Fidelity® Small Cap Value Fund

Annual Report

July 31, 2021

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	61.23%	11.08%	11.68%
Class M (incl. 3.50% sales charge)	64.66%	11.33%	11.68%
Class C (incl. contingent deferred sales charge)	68.84%	11.56%	11.66%
Fidelity® Small Cap Value Fund	71.64%	12.71%	12.66%
Class I	71.55%	12.71%	12.66%
Class Z	71.75%	12.80%	12.70%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Value Fund, a class of the fund, on July 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Value Index performed over the same period.

Period Ending Values
$32,935	Fidelity® Small Cap Value Fund
$27,931	Russell 2000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 36.45% for the 12 months ending July 31, 2021, as U.S. equities continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. A confluence of powerful forces propelled risk assets, returning the stock market to pre-pandemic highs by late August 2020. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. This backdrop fueled a sharp rotation, with small-cap value usurping leadership from large growth. As part of the “reopening” theme, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies that stood to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through July, driven by corporate earnings. Notably, this leg saw momentum shift back to large growth, as easing rates and a hawkish Fed stymied the reflation trade. By sector, financials (+55%) led, driven by banks (+63%), whereas utilities (+12%) and consumer staples (+18%) notably lagged.

Comments from Co-Managers Derek Janssen and Gabriela Kelleher:  For the fiscal year ending July 31, 2021, the fund's share classes (excluding sales charges, if applicable) gained roughly 70% to 72%, outperforming the 63.70% result of the benchmark Russell 2000® Value Index. The primary contributor to performance versus the benchmark was our stock picks in the financials sector, especially within the banks industry. Stock picking in the consumer discretionary sector, primarily driven by the consumer durables & apparel industry, also helped. Also bolstering performance was an underweighting in utilities. The biggest individual relative contributor was an overweight position in Bed Bath & Beyond (+354%), which was a position that was not held at the end of this period. The fund's non-benchmark stake in Tapestry gained about 214%. We reduced our stake in the company the past year. The fund's non-benchmark stake in Western Alliance Bancorp, the fund's largest holding this period, gained roughly 161%. Conversely, the primary detractor from performance versus the benchmark was our stock selection in materials. Weak picks in utilities also hampered relative performance. Also detracting from the fund's relative result was stock selection in the industrials sector, especially within the capital goods industry. Our biggest individual relative detractors were GameStop and AMC Entertainment Holdings, two outperforming benchmark components we did not own. It also hurt to hold an out-of-benchmark stake in Cegedim (-12%). The company was not held at period end. The fund's stake in Reinsurance Group of America, a non-benchmark position we established this period, gained 6% and detracted. Another notable relative detractor was an outsized stake in TTM Technologies (+14%). Lastly, we'll note that our position in cash detracted in a strong market. Notable changes in positioning include increased exposure to the real estate sector and a lower allocation to consumer discretionary.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2021

% of fund's net assets
CACI International, Inc. Class A	2.0
Adient PLC	1.9
Assurant, Inc.	1.8
Cushman & Wakefield PLC	1.8
Churchill Downs, Inc.	1.7
First Cash Financial Services, Inc.	1.6
Brookfield Infrastructure Corp. A Shares	1.6
Douglas Emmett, Inc.	1.6
Jeld-Wen Holding, Inc.	1.6
Lexington Corporate Properties Trust	1.5
17.1

Top Five Market Sectors as of July 31, 2021

% of fund's net assets
Financials	27.1
Industrials	18.0
Real Estate	10.3
Information Technology	9.5
Consumer Discretionary	9.0

Asset Allocation (% of fund's net assets)

As of July 31, 2021 *
Stocks	98.9%
Short-Term Investments and Net Other Assets (Liabilities)	1.1%

 * Foreign investments - 17.5%

Schedule of Investments July 31, 2021

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
COMMUNICATION SERVICES - 1.2%
Media - 1.2%
Cogeco Communications, Inc.	145,400	$13,767,315
Nexstar Broadcasting Group, Inc. Class A	239,500	35,223,265
		48,990,580
CONSUMER DISCRETIONARY - 9.0%
Auto Components - 1.9%
Adient PLC (a)	1,890,000	79,625,700
Hotels, Restaurants & Leisure - 2.9%
Churchill Downs, Inc.	400,000	74,320,000
Hilton Grand Vacations, Inc. (a)	1,250,000	50,837,500
		125,157,500
Specialty Retail - 1.8%
Rent-A-Center, Inc.	1,000,000	57,220,000
The Aaron's Co., Inc.	195,541	5,645,269
Williams-Sonoma, Inc.	100,100	15,185,170
		78,050,439
Textiles, Apparel & Luxury Goods - 2.4%
Crocs, Inc. (a)	350,000	47,533,500
Oxford Industries, Inc.	200,000	17,386,000
PVH Corp. (a)	160,000	16,739,200
Tapestry, Inc. (a)	500,000	21,150,000
		102,808,700

TOTAL CONSUMER DISCRETIONARY		385,642,339

CONSUMER STAPLES - 2.4%
Food & Staples Retailing - 2.4%
BJ's Wholesale Club Holdings, Inc. (a)	750,000	37,980,000
U.S. Foods Holding Corp. (a)	1,900,000	65,246,000
		103,226,000
ENERGY - 4.1%
Energy Equipment & Services - 0.9%
Technip Energies NV ADR (a)	755,700	10,239,735
TechnipFMC PLC (a)	3,778,500	27,280,770
		37,520,505
Oil, Gas & Consumable Fuels - 3.2%
Antero Resources Corp. (a)	3,000,000	40,800,000
Brigham Minerals, Inc. Class A	2,200,000	43,208,000
BW Energy Ltd. (a)	8,925,996	27,026,276
Euronav NV (b)	2,035,400	17,606,210
Renewable Energy Group, Inc. (a)	100,000	6,125,000
		134,765,486

TOTAL ENERGY		172,285,991

FINANCIALS - 27.1%
Banks - 11.2%
Associated Banc-Corp.	1,250,000	24,750,000
BankUnited, Inc.	372,001	14,723,800
Camden National Corp.	187,830	8,409,149
Comerica, Inc.	553,300	37,989,578
Cullen/Frost Bankers, Inc.	250,000	26,830,000
Eastern Bankshares, Inc.	3,300,000	60,225,000
First Citizens Bancshares, Inc. (b)	10,000	7,825,900
First Foundation, Inc.	1,596,600	37,631,862
Signature Bank	175,000	39,719,750
Sterling Bancorp	2,157,300	46,834,983
Synovus Financial Corp.	976,700	39,947,030
The Bank of NT Butterfield & Son Ltd.	600,000	19,884,000
Trico Bancshares	1,200,000	47,316,000
Western Alliance Bancorp.	699,700	64,946,154
		477,033,206
Capital Markets - 1.4%
AllianceBernstein Holding LP	888,200	42,873,414
Lazard Ltd. Class A	323,300	15,259,760
		58,133,174
Consumer Finance - 3.0%
Encore Capital Group, Inc. (a)	1,250,200	59,184,468
First Cash Financial Services, Inc.	900,000	71,280,000
		130,464,468
Diversified Financial Services - 1.5%
Cyxtera Technologies, Inc. Class A (a)(b)	1,401,130	13,296,724
ECN Capital Corp.	6,302,051	52,988,550
		66,285,274
Insurance - 8.7%
Assurant, Inc.	500,000	78,905,000
Axis Capital Holdings Ltd.	744,600	37,877,802
Enstar Group Ltd. (a)	225,000	57,829,500
First American Financial Corp.	650,000	43,751,500
Old Republic International Corp.	2,518,700	62,111,142
Primerica, Inc.	350,000	51,177,000
Reinsurance Group of America, Inc.	350,000	38,563,000
		370,214,944
Thrifts & Mortgage Finance - 1.3%
Flagstar Bancorp, Inc.	1,230,000	56,284,800

TOTAL FINANCIALS		1,158,415,866

HEALTH CARE - 5.6%
Biotechnology - 2.2%
Agios Pharmaceuticals, Inc. (a)	310,000	14,907,900
Aurinia Pharmaceuticals, Inc. (a)(b)	655,000	8,881,800
Connect Biopharma Holdings Ltd. ADR (a)	465,000	10,234,650
Cullinan Oncology, Inc.	365,000	8,369,450
Exelixis, Inc. (a)	375,000	6,318,750
Forma Therapeutics Holdings, Inc. (a)	415,000	9,499,350
Global Blood Therapeutics, Inc. (a)	225,000	6,149,250
Instil Bio, Inc. (a)	470,000	7,073,500
Keros Therapeutics, Inc. (a)	45,669	1,680,619
Novavax, Inc. (a)	46,900	8,410,577
Relay Therapeutics, Inc. (a)	147,949	4,799,466
TG Therapeutics, Inc. (a)	215,000	7,522,850
		93,848,162
Health Care Equipment & Supplies - 0.8%
Envista Holdings Corp. (a)	821,632	35,395,907
Health Care Providers & Services - 0.8%
Premier, Inc.	1,000,000	35,640,000
Pharmaceuticals - 1.8%
Jazz Pharmaceuticals PLC (a)	133,600	22,647,872
Prestige Brands Holdings, Inc. (a)	1,000,000	52,550,000
		75,197,872

TOTAL HEALTH CARE		240,081,941

INDUSTRIALS - 18.0%
Aerospace & Defense - 1.4%
Curtiss-Wright Corp.	500,000	59,150,000
Building Products - 3.4%
American Woodmark Corp. (a)	33,187	2,464,135
Builders FirstSource, Inc. (a)	1,000,000	44,500,000
Jeld-Wen Holding, Inc. (a)	2,500,000	66,200,000
Owens Corning	313,100	30,107,696
		143,271,831
Construction & Engineering - 0.8%
Arcosa, Inc.	600,000	32,856,000
Electrical Equipment - 1.3%
Atkore, Inc. (a)	411,100	30,877,721
Regal Beloit Corp.	162,068	23,861,272
		54,738,993
Machinery - 4.1%
Crane Co.	542,300	52,727,829
ESCO Technologies, Inc.	275,000	25,951,750
ITT, Inc.	650,000	63,641,500
Luxfer Holdings PLC sponsored	1,191,600	24,844,860
SPX Flow, Inc.	125,000	10,268,750
		177,434,689
Professional Services - 5.1%
ASGN, Inc. (a)	550,000	55,621,500
CACI International, Inc. Class A (a)	325,000	86,761,997
Kelly Services, Inc. Class A (non-vtg.) (a)	1,000,000	21,920,000
Manpower, Inc.	456,600	54,143,628
		218,447,125
Road & Rail - 0.7%
ArcBest Corp.	501,400	29,637,754
Trading Companies & Distributors - 1.2%
Beacon Roofing Supply, Inc. (a)	1,000,000	53,480,000

TOTAL INDUSTRIALS		769,016,392

INFORMATION TECHNOLOGY - 9.5%
Communications Equipment - 1.1%
AudioCodes Ltd. (b)	265,083	8,684,119
Lumentum Holdings, Inc. (a)	440,000	36,955,600
		45,639,719
Electronic Equipment & Components - 4.6%
Insight Enterprises, Inc. (a)	500,000	50,190,000
Jabil, Inc.	788,700	46,959,198
SYNNEX Corp.	480,000	57,379,200
TTM Technologies, Inc. (a)(b)	3,000,000	41,970,000
		196,498,398
IT Services - 2.7%
Concentrix Corp. (a)	325,000	53,212,250
Genpact Ltd.	1,000,000	49,810,000
Unisys Corp. (a)	517,800	11,572,830
		114,595,080
Software - 1.1%
Xperi Holding Corp.	2,358,101	48,977,758

TOTAL INFORMATION TECHNOLOGY		405,710,955

MATERIALS - 7.7%
Chemicals - 2.0%
Tronox Holdings PLC	1,750,000	32,252,500
Valvoline, Inc.	1,395,800	42,823,144
Westlake Chemical Corp.	128,100	10,622,052
		85,697,696
Construction Materials - 2.0%
Eagle Materials, Inc.	180,200	25,465,864
RHI Magnesita NV	500,000	26,298,800
Summit Materials, Inc. (a)	1,000,000	33,600,000
		85,364,664
Containers & Packaging - 2.6%
Ardagh Group SA	926,244	21,627,797
O-I Glass, Inc. (a)	3,390,100	50,139,579
WestRock Co.	800,000	39,368,000
		111,135,376
Metals & Mining - 1.1%
Commercial Metals Co.	1,345,400	44,129,120

TOTAL MATERIALS		326,326,856

REAL ESTATE - 10.3%
Equity Real Estate Investment Trusts (REITs) - 4.8%
Corporate Office Properties Trust (SBI)	1,000,000	29,440,000
Douglas Emmett, Inc.	2,000,000	66,800,000
Lexington Corporate Properties Trust	5,000,000	65,750,000
RLJ Lodging Trust	3,000,000	43,050,000
		205,040,000
Real Estate Management & Development - 5.5%
Cushman & Wakefield PLC (a)	4,097,479	76,499,933
DIC Asset AG	2,532,064	45,775,793
Jones Lang LaSalle, Inc. (a)	262,400	58,402,368
Realogy Holdings Corp. (a)	3,083,900	54,646,708
		235,324,802

TOTAL REAL ESTATE		440,364,802

UTILITIES - 3.1%
Electric Utilities - 0.4%
Portland General Electric Co.	331,900	16,229,910
Gas Utilities - 1.6%
Brookfield Infrastructure Corp. A Shares (b)	1,100,000	71,236,000
Independent Power and Renewable Electricity Producers - 1.1%
Clearway Energy, Inc. Class C	526,400	15,097,152
NextEra Energy Partners LP	396,600	30,748,398
		45,845,550

TOTAL UTILITIES		133,311,460

TOTAL COMMON STOCKS
(Cost $3,279,172,361)		4,183,373,182

Money Market Funds - 2.1%
Fidelity Cash Central Fund 0.06% (c)	24,407,001	24,411,882
Fidelity Securities Lending Cash Central Fund 0.06% (c)(d)	63,718,285	63,724,657
TOTAL MONEY MARKET FUNDS
(Cost $88,136,539)		88,136,539

Equity Funds - 0.9%
Domestic Equity Funds - 0.9%
iShares Russell 2000 Value ETF (b)
(Cost $40,048,547)	250,000	39,990,000
TOTAL INVESTMENT IN SECURITIES - 101.0%
(Cost $3,407,357,447)		4,311,499,721
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(40,649,099)
NET ASSETS - 100%		$4,270,850,622

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$29,847
Fidelity Securities Lending Cash Central Fund	102,301
Total	$132,148

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$2,702,979	$2,031,635,574	$2,009,924,092	$(2,579)	$--	$24,411,882	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	73,348,857	485,997,746	495,621,946	--	--	63,724,657	0.2%
Total	$76,051,836	$2,517,633,320	$2,505,546,038	$(2,579)	$--	$88,136,539

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Knoll, Inc.	$8,374,992	$28,420,801	$62,478,832	$379,227	$25,372,085	$310,954	$--
Total	$8,374,992	$28,420,801	$62,478,832	$379,227	$25,372,085	$310,954	$--

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$48,990,580	$48,990,580	$--	$--
Consumer Discretionary	385,642,339	385,642,339	--	--
Consumer Staples	103,226,000	103,226,000	--	--
Energy	172,285,991	172,285,991	--	--
Financials	1,158,415,866	1,158,415,866	--	--
Health Care	240,081,941	240,081,941	--	--
Industrials	769,016,392	769,016,392	--	--
Information Technology	405,710,955	405,710,955	--	--
Materials	326,326,856	326,326,856	--	--
Real Estate	440,364,802	440,364,802	--	--
Utilities	133,311,460	133,311,460	--	--
Money Market Funds	88,136,539	88,136,539	--	--
Equity Funds	39,990,000	39,990,000	--	--
Total Investments in Securities:	$4,311,499,721	$4,311,499,721	$--	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	82.5%
Bermuda	4.4%
United Kingdom	3.8%
Canada	3.3%
Ireland	2.4%
Germany	1.1%
Others (Individually Less Than 1%)	2.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2021
Assets
Investment in securities, at value (including securities loaned of $61,993,084) — See accompanying schedule: Unaffiliated issuers (cost $3,319,220,908)	$4,223,363,182
Fidelity Central Funds (cost $88,136,539)	88,136,539
Total Investment in Securities (cost $3,407,357,447)		$4,311,499,721
Foreign currency held at value (cost $418,661)		419,212
Receivable for investments sold		25,307,202
Receivable for fund shares sold		7,033,835
Dividends receivable		1,276,964
Distributions receivable from Fidelity Central Funds		25,378
Prepaid expenses		3,523
Other receivables		92,947
Total assets		4,345,658,782
Liabilities
Payable for investments purchased	$634,660
Payable for fund shares redeemed	6,812,073
Accrued management fee	2,800,432
Distribution and service plan fees payable	107,786
Other affiliated payables	664,553
Other payables and accrued expenses	69,581
Collateral on securities loaned	63,719,075
Total liabilities		74,808,160
Net Assets		$4,270,850,622
Net Assets consist of:
Paid in capital		$3,178,631,297
Total accumulated earnings (loss)		1,092,219,325
Net Assets		$4,270,850,622
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($232,919,927 ÷ 11,076,174 shares)(a)		$21.03
Maximum offering price per share (100/94.25 of $21.03)		$22.31
Class M:
Net Asset Value and redemption price per share ($80,182,391 ÷ 3,947,451 shares)(a)		$20.31
Maximum offering price per share (100/96.50 of $20.31)		$21.05
Class C:
Net Asset Value and offering price per share ($32,468,564 ÷ 1,779,395 shares)(a)		$18.25
Small Cap Value:
Net Asset Value, offering price and redemption price per share ($2,715,703,260 ÷ 125,804,789 shares)		$21.59
Class I:
Net Asset Value, offering price and redemption price per share ($845,012,422 ÷ 39,140,505 shares)		$21.59
Class Z:
Net Asset Value, offering price and redemption price per share ($364,564,058 ÷ 16,885,799 shares)		$21.59

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2021
Investment Income
Dividends (including $379,227 earned from other affiliated issuers)		$39,801,808
Non-Cash dividends		10,983,646
Income from Fidelity Central Funds (including $102,301 from security lending)		132,148
Total income		50,917,602
Expenses
Management fee
Basic fee	$19,850,019
Performance adjustment	2,351,368
Transfer agent fees	4,828,090
Distribution and service plan fees	936,150
Accounting fees	808,285
Custodian fees and expenses	49,318
Independent trustees' fees and expenses	10,956
Registration fees	345,446
Audit	57,727
Legal	2,865
Interest	1,270
Miscellaneous	23,565
Total expenses before reductions	29,265,059
Expense reductions	(345,545)
Total expenses after reductions		28,919,514
Net investment income (loss)		21,998,088
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	406,078,777
Fidelity Central Funds	(2,579)
Other affiliated issuers	25,372,085
Foreign currency transactions	57,983
Total net realized gain (loss)		431,506,266
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	808,490,974
Affiliated issuers	310,954
Assets and liabilities in foreign currencies	(3,208)
Total change in net unrealized appreciation (depreciation)		808,798,720
Net gain (loss)		1,240,304,986
Net increase (decrease) in net assets resulting from operations		$1,262,303,074

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2021	Year ended July 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$21,998,088	$19,670,757
Net realized gain (loss)	431,506,266	(223,997,018)
Change in net unrealized appreciation (depreciation)	808,798,720	(47,678,663)
Net increase (decrease) in net assets resulting from operations	1,262,303,074	(252,004,924)
Distributions to shareholders	(10,614,922)	(73,266,231)
Share transactions - net increase (decrease)	1,325,877,253	(66,967,350)
Total increase (decrease) in net assets	2,577,565,405	(392,238,505)
Net Assets
Beginning of period	1,693,285,217	2,085,523,722
End of period	$4,270,850,622	$1,693,285,217

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Small Cap Value Fund Class A

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$12.33	$14.68	$20.33	$19.05	$17.92
Income from Investment Operations
Net investment income (loss)A	.09B	.11	.14C	.10D	.20E
Net realized and unrealized gain (loss)	8.66	(1.96)	(.98)	1.87	2.23
Total from investment operations	8.75	(1.85)	(.84)	1.97	2.43
Distributions from net investment income	(.05)	(.09)	(.10)	(.17)	(.10)
Distributions from net realized gain	–	(.41)	(4.71)	(.52)	(1.20)
Total distributions	(.05)	(.50)	(4.81)	(.69)	(1.30)
Redemption fees added to paid in capitalA	–	–	–	–F	–F
Net asset value, end of period	$21.03	$12.33	$14.68	$20.33	$19.05
Total ReturnG,H	71.07%	(13.09)%	(4.85)%	10.65%	14.61%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.24%	1.22%	.92%	1.18%	1.24%
Expenses net of fee waivers, if any	1.24%	1.22%	.92%	1.17%	1.24%
Expenses net of all reductions	1.23%	1.20%	.91%	1.17%	1.24%
Net investment income (loss)	.50%B	.84%	.91%C	.49%D	1.10%E
Supplemental Data
Net assets, end of period (000 omitted)	$232,920	$101,675	$129,115	$162,572	$184,306
Portfolio turnover rateK	54%	109%	79%	55%	26%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .13%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .71%.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .29%.

 E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .61%.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the sales charges.

 I Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Value Fund Class M

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$11.93	$14.22	$19.84	$18.61	$17.54
Income from Investment Operations
Net investment income (loss)A	.05B	.08	.10C	.05D	.15E
Net realized and unrealized gain (loss)	8.37	(1.91)	(.96)	1.82	2.18
Total from investment operations	8.42	(1.83)	(.86)	1.87	2.33
Distributions from net investment income	(.04)	(.05)	(.05)	(.13)	(.07)
Distributions from net realized gain	–	(.41)	(4.71)	(.52)	(1.20)
Total distributions	(.04)	(.46)	(4.76)	(.64)F	(1.26)F
Redemption fees added to paid in capitalA	–	–	–	–G	–G
Net asset value, end of period	$20.31	$11.93	$14.22	$19.84	$18.61
Total ReturnH,I	70.63%	(13.29)%	(5.08)%	10.39%	14.35%
Ratios to Average Net AssetsJ,K
Expenses before reductions	1.48%	1.46%	1.17%	1.42%	1.49%
Expenses net of fee waivers, if any	1.48%	1.46%	1.17%	1.42%	1.49%
Expenses net of all reductions	1.47%	1.44%	1.16%	1.41%	1.49%
Net investment income (loss)	.26%B	.59%	.66%C	.25%D	.86%E
Supplemental Data
Net assets, end of period (000 omitted)	$80,182	$38,049	$53,612	$69,380	$78,852
Portfolio turnover rateL	54%	109%	79%	55%	26%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.11) %.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .46%.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .04%.

 E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .36%.

 F Total distributions per share do not sum due to rounding.

 G Amount represents less than $.005 per share.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Total returns do not include the effect of the sales charges.

 J Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 L Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Value Fund Class C

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$10.76	$12.91	$18.50	$17.39	$16.52
Income from Investment Operations
Net investment income (loss)A	(.04)B	.01	.02C	(.05)D	.06E
Net realized and unrealized gain (loss)	7.55	(1.72)	(.89)	1.71	2.04
Total from investment operations	7.51	(1.71)	(.87)	1.66	2.10
Distributions from net investment income	(.02)	(.03)	(.02)	(.03)	(.04)
Distributions from net realized gain	–	(.41)	(4.71)	(.52)	(1.20)
Total distributions	(.02)	(.44)	(4.72)F	(.55)	(1.23)F
Redemption fees added to paid in capitalA	–	–	–	–G	–G
Net asset value, end of period	$18.25	$10.76	$12.91	$18.50	$17.39
Total ReturnH,I	69.84%	(13.74)%	(5.63)%	9.84%	13.79%
Ratios to Average Net AssetsJ,K
Expenses before reductions	2.01%	2.00%	1.68%	1.93%	2.00%
Expenses net of fee waivers, if any	2.01%	1.99%	1.68%	1.93%	2.00%
Expenses net of all reductions	2.00%	1.97%	1.67%	1.92%	2.00%
Net investment income (loss)	(.26)%B	.06%	.15%C	(.26)%D	.35%E
Supplemental Data
Net assets, end of period (000 omitted)	$32,469	$13,748	$22,187	$44,396	$52,227
Portfolio turnover rateL	54%	109%	79%	55%	26%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.64) %.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.05) %.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.47) %.

 E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.15) %.

 F Total distributions per share do not sum due to rounding.

 G Amount represents less than $.005 per share.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Total returns do not include the effect of the contingent deferred sales charge.

 J Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 L Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Value Fund

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$12.64	$15.04	$20.71	$19.41	$18.22
Income from Investment Operations
Net investment income (loss)A	.14B	.15	.18C	.15D	.25E
Net realized and unrealized gain (loss)	8.89	(2.01)	(1.00)	1.89	2.28
Total from investment operations	9.03	(1.86)	(.82)	2.04	2.53
Distributions from net investment income	(.08)	(.12)	(.15)	(.22)	(.15)
Distributions from net realized gain	–	(.41)	(4.71)	(.52)	(1.20)
Total distributions	(.08)	(.54)F	(4.85)F	(.74)	(1.34)F
Redemption fees added to paid in capitalA	–	–	–	–G	–G
Net asset value, end of period	$21.59	$12.64	$15.04	$20.71	$19.41
Total ReturnH	71.64%	(12.88)%	(4.58)%	10.88%	14.99%
Ratios to Average Net AssetsI,J
Expenses before reductions	.97%	.96%	.66%	.91%	.99%
Expenses net of fee waivers, if any	.97%	.96%	.66%	.91%	.99%
Expenses net of all reductions	.96%	.94%	.64%	.91%	.99%
Net investment income (loss)	.77%B	1.10%	1.17%C	.76%D	1.36%E
Supplemental Data
Net assets, end of period (000 omitted)	$2,715,703	$1,231,427	$1,611,032	$2,052,664	$2,637,843
Portfolio turnover rateK	54%	109%	79%	55%	26%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .40%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .98%.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .55%.

 E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .86%.

 F Total distributions per share do not sum due to rounding.

 G Amount represents less than $.005 per share.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Value Fund Class I

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$12.65	$15.04	$20.72	$19.41	$18.23
Income from Investment Operations
Net investment income (loss)A	.15B	.15	.18C	.15D	.25E
Net realized and unrealized gain (loss)	8.87	(2.01)	(1.01)	1.90	2.28
Total from investment operations	9.02	(1.86)	(.83)	2.05	2.53
Distributions from net investment income	(.08)	(.12)	(.15)	(.22)	(.15)
Distributions from net realized gain	–	(.41)	(4.71)	(.52)	(1.20)
Total distributions	(.08)	(.53)	(4.85)F	(.74)	(1.35)
Redemption fees added to paid in capitalA	–	–	–	–G	–G
Net asset value, end of period	$21.59	$12.65	$15.04	$20.72	$19.41
Total ReturnH	71.55%	(12.82)%	(4.63)%	10.93%	14.96%
Ratios to Average Net AssetsI,J
Expenses before reductions	.97%	.95%	.66%	.91%	.98%
Expenses net of fee waivers, if any	.97%	.95%	.66%	.91%	.97%
Expenses net of all reductions	.96%	.93%	.65%	.90%	.97%
Net investment income (loss)	.77%B	1.10%	1.17%C	.76%D	1.37%E
Supplemental Data
Net assets, end of period (000 omitted)	$845,012	$214,538	$243,571	$459,332	$466,730
Portfolio turnover rateK	54%	109%	79%	55%	26%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .40%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .97%.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .55%.

 E Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .88%.

 F Total distributions per share do not sum due to rounding.

 G Amount represents less than $.005 per share.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Value Fund Class Z

Years ended July 31,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$12.65	$15.05	$16.90
Income from Investment Operations
Net investment income (loss)B	.17C	.17	(.08)D
Net realized and unrealized gain (loss)	8.87	(2.01)	(.66)
Total from investment operations	9.04	(1.84)	(.74)
Distributions from net investment income	(.10)	(.15)	(.09)
Distributions from net realized gain	–	(.41)	(1.02)
Total distributions	(.10)	(.56)	(1.11)
Net asset value, end of period	$21.59	$12.65	$15.05
Total ReturnE,F	71.75%	(12.73)%	(3.75)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.84%	.81%	.52%I
Expenses net of fee waivers, if any	.84%	.81%	.52%I
Expenses net of all reductions	.83%	.79%	.51%I
Net investment income (loss)	.90%C	1.25%	(.63)%I
Supplemental Data
Net assets, end of period (000 omitted)	$364,564	$93,849	$26,006
Portfolio turnover rateJ	54%	109%	79%

 A For the period October 2, 2018 (commencement of sale of shares) to July 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .53%.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.02 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.82) %.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2021

1. Organization.

Fidelity Small Cap Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Small Cap Value, Class I, and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Non-cash Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$993,605,080
Gross unrealized depreciation	(92,417,600)
Net unrealized appreciation (depreciation)	$901,187,480
Tax Cost	$3,410,312,241

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$135,226,301
Undistributed long-term capital gain	$55,803,513
Net unrealized appreciation (depreciation) on securities and other investments	$901,189,511

The tax character of distributions paid was as follows:

	July 31, 2021	July 31, 2020
Ordinary Income	$10,614,922	$ 21,008,672
Long-term Capital Gains	–	52,257,559
Total	$10,614,922	$ 73,266,231

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Small Cap Value Fund	2,863,063,417	1,529,816,999

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Value Fund as compared to its benchmark index, the Russell 2000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .76% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$406,763	$21,270
Class M	.25%	.25%	289,392	318
Class C	.75%	.25%	239,995	73,214
			$936,150	$ 94,802

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$96,250
Class M	8,754
Class C(a)	1,462
$106,466

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$309,932.19
Class M	106,749.18
Class C	50,562.21
Small Cap Value	3,411,422.17
Class I	858,546.17
Class Z	90,879.04
	$4,828,090

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Small Cap Value Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Small Cap Value Fund	$69,881

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Small Cap Value Fund	Borrower	$5,987,391.33%		$1,270

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Small Cap Value Fund	137,217,122	50,189,724

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Small Cap Value Fund	$5,075

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Small Cap Value Fund	$13,815	$253	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $311,542 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $34,003

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2021	Year ended July 31, 2020
Fidelity Small Cap Value Fund
Distributions to shareholders
Class A	$407,443	$4,271,933
Class M	113,565	1,681,883
Class C	26,709	713,172
Small Cap Value	7,606,520	55,235,533
Class I	1,593,887	8,502,077
Class Z	866,798	2,861,633
Total	$10,614,922	$73,266,231

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2021	Year ended July 31, 2020	Year ended July 31, 2021	Year ended July 31, 2020
Fidelity Small Cap Value Fund
Class A
Shares sold	5,515,402	1,787,862	$105,357,330	$22,886,888
Reinvestment of distributions	24,428	291,014	399,404	4,193,040
Shares redeemed	(2,711,145)	(2,628,607)	(47,316,784)	(34,504,372)
Net increase (decrease)	2,828,685	(549,731)	$58,439,950	$(7,424,444)
Class M
Shares sold	1,737,851	437,459	$33,058,379	$5,423,700
Reinvestment of distributions	7,107	119,893	112,433	1,673,368
Shares redeemed	(987,198)	(1,138,348)	(17,372,101)	(14,599,356)
Net increase (decrease)	757,760	(580,996)	$15,798,711	$(7,502,288)
Class C
Shares sold	1,480,989	411,614	$24,653,857	$4,675,916
Reinvestment of distributions	1,866	55,052	26,596	693,834
Shares redeemed	(980,897)	(907,145)	(16,135,958)	(10,345,563)
Net increase (decrease)	501,958	(440,479)	$8,544,495	$(4,975,813)
Small Cap Value
Shares sold	70,129,869	24,352,600	$1,400,537,590	$316,956,165
Reinvestment of distributions	450,885	3,586,007	7,216,719	52,941,837
Shares redeemed	(42,160,543)	(37,663,110)	(796,634,527)	(502,490,454)
Net increase (decrease)	28,420,211	(9,724,503)	$611,119,782	$(132,592,452)
Class I
Shares sold	33,704,033	8,263,886	$671,155,072	$106,069,906
Reinvestment of distributions	94,656	514,583	1,516,743	7,603,951
Shares redeemed	(11,618,016)	(8,008,780)	(228,753,739)	(106,942,585)
Net increase (decrease)	22,180,673	769,689	$443,918,076	$6,731,272
Class Z
Shares sold	13,699,777	7,882,221	$269,713,242	$105,643,200
Reinvestment of distributions	47,848	182,948	752,829	2,704,975
Shares redeemed	(4,281,250)	(2,374,102)	(82,409,832)	(29,551,800)
Net increase (decrease)	9,466,375	5,691,067	$188,056,239	$78,796,375

11. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Small Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Small Cap Value Fund (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the “Fund”) as of July 31, 2021, the related statement of operations for the year ended July 31, 2021, the statement of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

September 13, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 314 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2021 to July 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Expenses Paid During Period-B February 1, 2021 to July 31, 2021
Fidelity Small Cap Value Fund
Class A	1.24%
Actual		$1,000.00	$1,231.30	$6.86
Hypothetical-C		$1,000.00	$1,018.65	$6.21
Class M	1.48%
Actual		$1,000.00	$1,230.20	$8.18
Hypothetical-C		$1,000.00	$1,017.46	$7.40
Class C	2.00%
Actual		$1,000.00	$1,227.30	$11.04
Hypothetical-C		$1,000.00	$1,014.88	$9.99
Small Cap Value	.96%
Actual		$1,000.00	$1,233.00	$5.32
Hypothetical-C		$1,000.00	$1,020.03	$4.81
Class I	.97%
Actual		$1,000.00	$1,233.00	$5.37
Hypothetical-C		$1,000.00	$1,019.98	$4.86
Class Z	.84%
Actual		$1,000.00	$1,233.70	$4.65
Hypothetical-C		$1,000.00	$1,020.63	$4.21

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Small Cap Value Fund
Class A	09/07/21	09/03/21	$0.034	$0.906
Class M	09/07/21	09/03/21	$0.009	$0.906
Class C	09/07/21	09/03/21	$0.000	$0.864
Small Cap Value	09/07/21	09/03/21	$0.060	$0.906
Class I	09/07/21	09/03/21	$0.062	$0.906
Class Z	09/07/21	09/03/21	$0.075	$0.906

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2021, $55,803,514, or, if subsequently determined to be different, the net capital gain of such year.

A percentage of the dividends distributed during the fiscal year qualify for the dividends–received deduction for corporate shareholders:

	Class A	Class M	Class C	Small Cap Value	Class I	Class Z
September 4, 2020	–	–	–	100%	100%	100%
December 18, 2020	100%	100%	100%	100%	100%	100%

A percentage of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code:

	Class A	Class M	Class C	Small Cap Value	Class I	Class Z
September 4, 2020	–	–	–	100%	100%	100%
December 18, 2020	100%	100%	100%	100%	100%	100%

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in January 2021. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management change.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Small Cap Value Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity Small Cap Value Fund

The Board noted that the comparisons for 2015 and later reflect a revised Total Mapped Group that no longer includes funds with micro-cap objectives and that FMR believes this Total Mapped Group is a more appropriate comparison because the fund does not have a micro-cap objective.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of a representative class of the fund compared to competitive fund median expenses. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total expense ratio of the retail class ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SCV-ANN-0921
1.803706.116

Fidelity® Series Small Cap Opportunities Fund

Annual Report

July 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series Small Cap Opportunities Fund	45.98%	14.09%	11.46%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series Small Cap Opportunities Fund on July 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Period Ending Values
$29,594	Fidelity® Series Small Cap Opportunities Fund
$32,006	Russell 2000® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 36.45% for the 12 months ending July 31, 2021, as U.S. equities continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. A confluence of powerful forces propelled risk assets, returning the stock market to pre-pandemic highs by late August 2020. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. This backdrop fueled a sharp rotation, with small-cap value usurping leadership from large growth. As part of the “reopening” theme, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies that stood to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through July, driven by corporate earnings. Notably, this leg saw momentum shift back to large growth, as easing rates and a hawkish Fed stymied the reflation trade. By sector, financials (+55%) led, driven by banks (+63%), whereas utilities (+12%) and consumer staples (+18%) notably lagged.

Comments from Lead Manager Morgen Peck:   For the fiscal year ending July 31, 2021, the fund gained 45.98%, trailing the 51.97% result of the benchmark, the Russell 2000® Index. Security selection detracted versus the benchmark, especially in the industrials sector. Stock picking and an underweighting in communication services, as well as stock picks in materials, hampered the fund's relative result as well. Not owning video game retailer GameStop detracted, as did holding non-benchmark positions in drug development company Sarepta Therapeutics (-50%) and materials firm B2Gold (-26%). The fund did not own the latter two positions at period end. Conversely, security selection in the information technology sector and an underweighting in health care contributed versus the benchmark. An outsized stake in Crocs, which gained about 279%, added more relative value than any other fund position for the period. It also helped to overweight biopharmaceutical company Arvinas, which gained 192% for the fund. Notable changes in positioning included reduced exposure to the real estate sector.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2021

% of fund's net assets
Crocs, Inc.	1.3
Terreno Realty Corp.	1.2
Jones Lang LaSalle, Inc.	1.1
Workiva, Inc.	1.0
Academy Sports & Outdoors, Inc.	1.0
Denbury, Inc.	1.0
ASGN, Inc.	1.0
Lexington Corporate Properties Trust	0.9
Commercial Metals Co.	0.9
Nomad Foods Ltd.	0.9
10.3

Top Five Market Sectors as of July 31, 2021

% of fund's net assets
Health Care	19.8
Industrials	15.2
Financials	15.1
Information Technology	14.6
Consumer Discretionary	13.6

Asset Allocation (% of fund's net assets)

As of July 31, 2021*
Stocks and Equity Futures	98.8%
Convertible Securities	0.2%
Short-Term Investments and Net Other Assets (Liabilities)	1.0%

 * Foreign Investments - 10.4%

Schedule of Investments July 31, 2021

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
COMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 0.2%
Frontier Communications Parent, Inc. (a)	316,400	$9,463,524
Interactive Media & Services - 0.5%
MediaAlpha, Inc. Class A	525,550	17,553,370
QuinStreet, Inc. (a)	807,550	14,810,467
		32,363,837
Media - 1.2%
Meredith Corp. (a)	328,066	14,316,800
Nexstar Broadcasting Group, Inc. Class A	106,600	15,677,662
TechTarget, Inc. (a)	373,281	27,279,375
Thryv Holdings, Inc. (a)	375,700	12,480,754
		69,754,591

TOTAL COMMUNICATION SERVICES		111,581,952

CONSUMER DISCRETIONARY - 13.6%
Auto Components - 1.6%
Adient PLC (a)	962,800	40,562,764
Fox Factory Holding Corp. (a)	198,379	32,046,144
Patrick Industries, Inc.	268,400	22,177,892
		94,786,800
Diversified Consumer Services - 0.1%
Laureate Education, Inc. Class A (a)	531,348	7,869,264
Hotels, Restaurants & Leisure - 3.3%
Bally's Corp. (a)(b)	573,900	28,264,575
Brinker International, Inc. (a)	800,825	43,516,831
Churchill Downs, Inc.	222,300	41,303,340
Everi Holdings, Inc. (a)	640,700	14,537,483
Hilton Grand Vacations, Inc. (a)	432,400	17,585,708
Jack in the Box, Inc.	167,200	18,201,392
Lindblad Expeditions Holdings (a)	520,050	7,119,485
Marriott Vacations Worldwide Corp. (a)	103,650	15,274,901
Ruth's Hospitality Group, Inc. (a)	737,550	14,728,874
		200,532,589
Household Durables - 1.7%
M.D.C. Holdings, Inc.	794,992	42,388,973
Skyline Champion Corp. (a)	311,698	17,579,767
Tempur Sealy International, Inc.	628,900	27,212,503
Toll Brothers, Inc.	244,825	14,510,778
		101,692,021
Leisure Products - 1.0%
Acushnet Holdings Corp.	631,100	32,331,253
Clarus Corp.	766,614	21,863,831
Johnson Outdoors, Inc. Class A	73,550	8,706,114
		62,901,198
Multiline Retail - 0.6%
Nordstrom, Inc. (a)(b)	1,005,800	33,291,980
Specialty Retail - 3.1%
Academy Sports & Outdoors, Inc.	1,601,851	59,348,580
American Eagle Outfitters, Inc.	839,200	28,927,224
Dick's Sporting Goods, Inc.	215,650	22,457,791
Lithia Motors, Inc. Class A (sub. vtg.)	35,650	13,447,893
Murphy U.S.A., Inc.	143,091	21,107,353
Rent-A-Center, Inc.	483,209	27,649,219
Williams-Sonoma, Inc.	72,600	11,013,420
		183,951,480
Textiles, Apparel & Luxury Goods - 2.2%
Capri Holdings Ltd. (a)	349,100	19,657,821
Crocs, Inc. (a)	571,600	77,628,989
Deckers Outdoor Corp. (a)	64,100	26,335,485
G-III Apparel Group Ltd. (a)	336,950	10,061,327
		133,683,622

TOTAL CONSUMER DISCRETIONARY		818,708,954

CONSUMER STAPLES - 3.2%
Beverages - 0.5%
Primo Water Corp.	1,685,700	27,864,621
Food & Staples Retailing - 0.6%
BJ's Wholesale Club Holdings, Inc. (a)	754,917	38,228,997
Food Products - 1.3%
Darling Ingredients, Inc. (a)	346,150	23,908,581
Nomad Foods Ltd. (a)	2,062,678	53,877,149
		77,785,730
Personal Products - 0.8%
BellRing Brands, Inc. Class A (a)	1,000,483	33,085,973
MediFast, Inc.	53,900	15,388,989
		48,474,962

TOTAL CONSUMER STAPLES		192,354,310

ENERGY - 3.7%
Energy Equipment & Services - 0.5%
Liberty Oilfield Services, Inc. Class A (a)	2,864,108	29,185,261
Oil, Gas & Consumable Fuels - 3.2%
Antero Resources Corp. (a)	1,356,900	18,453,840
Denbury, Inc. (a)	867,400	56,996,854
Enviva Partners LP	439,200	23,716,800
HollyFrontier Corp.	1,458,890	42,891,366
Magnolia Oil & Gas Corp. Class A	1,295,600	18,138,400
Northern Oil & Gas, Inc.	1,820,846	31,446,010
		191,643,270

TOTAL ENERGY		220,828,531

FINANCIALS - 15.1%
Banks - 7.9%
Ameris Bancorp	506,150	24,603,952
Associated Banc-Corp.	1,242,732	24,606,094
BancFirst Corp.	251,429	13,949,281
East West Bancorp, Inc.	281,000	19,993,150
First Bancorp, Puerto Rico	1,840,500	22,325,265
First Hawaiian, Inc.	778,942	21,444,273
Glacier Bancorp, Inc.	515,150	26,561,134
Hilltop Holdings, Inc.	1,282,300	40,623,264
Preferred Bank, Los Angeles	338,650	19,973,577
ServisFirst Bancshares, Inc.	420,304	29,875,208
Signature Bank	198,300	45,008,151
Sterling Bancorp	2,163,400	46,967,414
Synovus Financial Corp.	1,197,695	48,985,726
Trico Bancshares	675,108	26,619,508
United Community Bank, Inc.	871,500	25,107,915
Western Alliance Bancorp.	426,200	39,559,884
		476,203,796
Capital Markets - 3.0%
Focus Financial Partners, Inc. Class A (a)	555,652	28,521,617
Hamilton Lane, Inc. Class A	336,583	31,302,219
Houlihan Lokey	279,150	24,872,265
Lazard Ltd. Class A	860,783	40,628,958
LPL Financial	174,750	24,646,740
PJT Partners, Inc.	190,750	14,910,928
TMX Group Ltd.	121,027	13,291,046
		178,173,773
Consumer Finance - 0.9%
First Cash Financial Services, Inc.	283,824	22,478,861
Navient Corp.	1,607,324	32,837,629
		55,316,490
Diversified Financial Services - 0.6%
Cannae Holdings, Inc. (a)	1,038,433	34,527,897
Insurance - 1.1%
Assurant, Inc.	102,780	16,219,712
Primerica, Inc.	277,000	40,502,940
Selectquote, Inc. (a)	431,686	7,684,011
		64,406,663
Thrifts & Mortgage Finance - 1.6%
Essent Group Ltd.	1,168,700	52,790,179
Meta Financial Group, Inc.	894,002	44,431,899
		97,222,078

TOTAL FINANCIALS		905,850,697

HEALTH CARE - 19.6%
Biotechnology - 10.3%
Abcam PLC ADR	903,175	17,079,039
Absci Corp.	133,800	3,810,624
ACADIA Pharmaceuticals, Inc. (a)	492,000	10,641,960
Acceleron Pharma, Inc. (a)	145,300	18,171,218
ADC Therapeutics SA (a)	427,710	8,999,018
Agios Pharmaceuticals, Inc. (a)	533,445	25,653,370
Allakos, Inc. (a)	207,000	16,468,920
Ambrx Biopharma, Inc. ADR	49,329	964,382
Apellis Pharmaceuticals, Inc. (a)	222,700	14,250,573
Arcutis Biotherapeutics, Inc. (a)	616,800	14,389,944
Argenx SE ADR (a)	56,400	17,169,852
Ascendis Pharma A/S sponsored ADR (a)	131,448	15,535,839
Aurinia Pharmaceuticals, Inc. (a)(b)	805,494	10,922,499
Celldex Therapeutics, Inc. (a)	363,700	15,911,875
Century Therapeutics, Inc.	85,350	2,487,953
ChemoCentryx, Inc. (a)	260,300	3,847,234
Connect Biopharma Holdings Ltd. ADR (a)	575,486	12,666,447
Crinetics Pharmaceuticals, Inc. (a)	611,328	10,991,677
Cullinan Oncology, Inc.	571,400	13,102,202
Cytokinetics, Inc. (a)(b)	936,300	27,789,384
Exelixis, Inc. (a)	1,314,500	22,149,325
Forma Therapeutics Holdings, Inc. (a)	556,100	12,729,129
Global Blood Therapeutics, Inc. (a)(b)	792,300	21,653,559
Instil Bio, Inc. (a)(b)	1,009,764	15,196,948
Janux Therapeutics, Inc.	78,481	2,545,139
Keros Therapeutics, Inc. (a)	260,443	9,584,302
Mirati Therapeutics, Inc. (a)	163,500	26,169,810
Monte Rosa Therapeutics, Inc.	45,112	1,106,146
Morphic Holding, Inc. (a)	479,962	27,655,410
Novavax, Inc. (a)	82,100	14,722,993
Poseida Therapeutics, Inc. (a)(b)	120,600	978,066
Prelude Therapeutics, Inc.	526,425	16,866,657
Prelude Therapeutics, Inc. (c)	339,707	10,884,212
Protagonist Therapeutics, Inc. (a)	599,223	29,619,593
PTC Therapeutics, Inc. (a)	389,000	14,910,370
Relay Therapeutics, Inc. (a)	763,131	24,755,970
Revolution Medicines, Inc. (a)	540,042	15,466,803
Shattuck Labs, Inc.	111,920	2,466,717
TG Therapeutics, Inc. (a)	965,400	33,779,346
Vaxcyte, Inc. (a)(b)	517,172	11,212,289
Verve Therapeutics, Inc.	55,500	3,298,365
Xenon Pharmaceuticals, Inc. (a)	871,159	15,044,916
Zentalis Pharmaceuticals, Inc. (a)	514,500	27,376,545
		621,026,620
Health Care Equipment & Supplies - 2.5%
Axonics Modulation Technologies, Inc. (a)	404,200	27,465,390
Envista Holdings Corp. (a)	1,110,800	47,853,264
Globus Medical, Inc. (a)	464,300	38,615,831
Integer Holdings Corp. (a)	386,202	37,805,314
		151,739,799
Health Care Providers & Services - 3.1%
Acadia Healthcare Co., Inc. (a)	566,600	34,970,552
LifeStance Health Group, Inc.	299,500	7,098,150
Molina Healthcare, Inc. (a)	169,200	46,193,292
Owens & Minor, Inc.	415,400	19,212,250
R1 RCM, Inc. (a)	1,836,700	39,323,747
Signify Health, Inc.	427,000	11,238,640
Surgery Partners, Inc. (a)	469,900	25,637,744
		183,674,375
Health Care Technology - 1.2%
Evolent Health, Inc. (a)	101,274	2,323,226
Inspire Medical Systems, Inc. (a)	122,743	22,481,608
Omnicell, Inc. (a)	77,100	11,295,150
Phreesia, Inc. (a)	495,800	33,887,930
		69,987,914
Life Sciences Tools & Services - 1.1%
Olink Holding AB ADR (a)	590,195	22,055,587
Syneos Health, Inc. (a)	521,700	46,780,839
		68,836,426
Pharmaceuticals - 1.4%
Arvinas Holding Co. LLC (a)	465,900	47,102,490
Cyteir Therapeutics, Inc.	317,500	6,111,875
Edgewise Therapeutics, Inc. (a)	698,200	12,225,482
Ikena Oncology, Inc.	568,646	5,353,518
Ikena Oncology, Inc. (a)(b)	444,887	4,408,830
Theravance Biopharma, Inc. (a)	683,172	8,867,573
		84,069,768

TOTAL HEALTH CARE		1,179,334,902

INDUSTRIALS - 15.2%
Aerospace & Defense - 0.0%
Kratos Defense & Security Solutions, Inc. (a)	95,379	2,594,309
Building Products - 2.2%
Builders FirstSource, Inc. (a)	958,249	42,642,081
Jeld-Wen Holding, Inc. (a)	725,600	19,213,888
Masonite International Corp. (a)	267,634	30,285,463
Simpson Manufacturing Co. Ltd.	363,599	40,897,616
The AZEK Co., Inc. (a)	32,528	1,183,043
		134,222,091
Commercial Services & Supplies - 0.9%
Casella Waste Systems, Inc. Class A (a)	452,032	31,090,761
Tetra Tech, Inc.	156,966	20,958,100
		52,048,861
Construction & Engineering - 3.1%
Comfort Systems U.S.A., Inc.	484,472	36,214,282
Construction Partners, Inc. Class A (a)	1,335,158	44,834,606
Dycom Industries, Inc. (a)	273,810	19,002,414
EMCOR Group, Inc.	370,110	45,083,099
IES Holdings, Inc. (a)	479,552	26,092,424
NV5 Global, Inc. (a)	183,995	17,479,525
		188,706,350
Electrical Equipment - 1.5%
Atkore, Inc. (a)	704,624	52,924,309
Generac Holdings, Inc. (a)	43,059	18,057,222
Regal Beloit Corp.	112,800	16,607,544
		87,589,075
Machinery - 3.8%
ESCO Technologies, Inc.	193,615	18,271,448
Federal Signal Corp.	981,028	38,858,519
ITT, Inc.	410,823	40,223,680
Kadant, Inc.	104,956	18,905,724
Oshkosh Corp.	190,500	22,774,275
SPX Corp. (a)	806,444	53,757,557
SPX Flow, Inc.	440,305	36,171,056
		228,962,259
Professional Services - 1.6%
ASGN, Inc. (a)	558,392	56,470,183
CRA International, Inc.	165,974	14,228,951
TriNet Group, Inc. (a)	277,955	23,064,706
		93,763,840
Road & Rail - 0.2%
Avis Budget Group, Inc. (a)	149,603	12,382,640
Trading Companies & Distributors - 1.9%
Beacon Roofing Supply, Inc. (a)	607,157	32,470,756
Finning International, Inc.	605,050	15,645,169
Rush Enterprises, Inc. Class A	976,601	45,890,481
Univar, Inc. (a)	884,754	21,711,863
		115,718,269

TOTAL INDUSTRIALS		915,987,694

INFORMATION TECHNOLOGY - 14.6%
Communications Equipment - 0.4%
Calix, Inc. (a)	296,850	13,886,643
Casa Systems, Inc. (a)	1,224,628	9,196,956
		23,083,599
Electronic Equipment & Components - 2.5%
Advanced Energy Industries, Inc.	468,099	48,565,271
Fabrinet (a)	354,756	33,531,537
FARO Technologies, Inc. (a)	338,595	24,680,190
Insight Enterprises, Inc. (a)	340,200	34,149,276
Napco Security Technolgies, Inc. (a)	296,700	10,488,345
		151,414,619
IT Services - 3.5%
Endava PLC ADR (a)	144,503	18,585,976
ExlService Holdings, Inc. (a)	430,176	48,704,527
Paya Holdings, Inc. (a)(b)	637,650	7,326,599
Perficient, Inc. (a)	317,307	29,918,877
Shift4 Payments, Inc. (a)	360,770	32,177,076
Verra Mobility Corp. (a)	1,185,750	18,153,833
WNS Holdings Ltd. sponsored ADR (a)	643,790	53,009,669
		207,876,557
Semiconductors & Semiconductor Equipment - 3.1%
Brooks Automation, Inc.	221,400	19,706,814
CMC Materials, Inc.	324,300	46,906,752
FormFactor, Inc. (a)	359,800	13,406,148
Onto Innovation, Inc. (a)	327,592	22,957,647
Semtech Corp. (a)	439,700	27,221,827
SiTime Corp. (a)	273,275	37,067,021
Synaptics, Inc. (a)	141,600	21,511,872
		188,778,081
Software - 5.1%
Alight, Inc. Class A (a)(b)	2,404,500	22,626,345
Cerence, Inc. (a)(b)	177,600	19,093,776
Digital Turbine, Inc. (a)	269,700	16,977,615
Manhattan Associates, Inc. (a)	317,500	50,682,525
Rapid7, Inc. (a)	244,300	27,789,125
Sprout Social, Inc. (a)	351,413	31,219,531
SPS Commerce, Inc. (a)	197,650	21,533,968
Telos Corp.	844,284	23,656,838
Tenable Holdings, Inc. (a)	819,400	35,070,320
Workiva, Inc. (a)	468,085	60,743,390
		309,393,433

TOTAL INFORMATION TECHNOLOGY		880,546,289

MATERIALS - 4.5%
Chemicals - 2.1%
Ashland Global Holdings, Inc.	147,743	12,568,497
Element Solutions, Inc.	984,917	23,037,209
Huntsman Corp.	1,341,656	35,433,135
Innospec, Inc.	122,046	10,794,969
Trinseo SA	401,000	21,798,360
Tronox Holdings PLC	1,364,547	25,148,601
		128,780,771
Construction Materials - 0.8%
Eagle Materials, Inc.	332,900	47,045,428
Containers & Packaging - 0.4%
O-I Glass, Inc. (a)	1,587,700	23,482,083
Metals & Mining - 0.9%
Commercial Metals Co.	1,689,930	55,429,704
Paper & Forest Products - 0.3%
Louisiana-Pacific Corp.	332,300	18,422,712

TOTAL MATERIALS		273,160,698

REAL ESTATE - 5.5%
Equity Real Estate Investment Trusts (REITs) - 4.1%
CoreSite Realty Corp.	196,400	27,144,444
EastGroup Properties, Inc.	208,800	36,794,736
Equity Commonwealth	1,030,800	27,099,732
Essential Properties Realty Trust, Inc.	994,600	29,639,080
Lexington Corporate Properties Trust	4,224,899	55,557,422
Terreno Realty Corp.	1,029,000	70,342,440
		246,577,854
Real Estate Management & Development - 1.4%
Cushman & Wakefield PLC (a)	1,028,200	19,196,494
Jones Lang LaSalle, Inc. (a)	294,600	65,569,122
		84,765,616

TOTAL REAL ESTATE		331,343,470

UTILITIES - 1.3%
Electric Utilities - 0.3%
IDACORP, Inc.	171,500	18,084,675
Gas Utilities - 0.7%
Brookfield Infrastructure Corp. A Shares	640,600	41,485,256
Independent Power and Renewable Electricity Producers - 0.3%
Clearway Energy, Inc. Class C	541,175	15,520,899

TOTAL UTILITIES		75,090,830

TOTAL COMMON STOCKS
(Cost $4,604,003,898)		5,904,788,327

Convertible Preferred Stocks - 0.2%
HEALTH CARE - 0.2%
Biotechnology - 0.1%
ValenzaBio, Inc. Series A (d)(e)	383,419	3,412,594
Pharmaceuticals - 0.1%
Aristea Therapeutics, Inc. Series B (d)(e)	733,075	6,758,952
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $7,454,550)		10,171,546
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.01% 8/26/21 (f)
(Cost $3,979,971)	3,980,000	3,979,901
	Shares	Value

Money Market Funds - 2.9%
Fidelity Cash Central Fund 0.06% (g)	102,651,361	$102,671,891
Fidelity Securities Lending Cash Central Fund 0.06% (g)(h)	72,066,330	72,073,537
TOTAL MONEY MARKET FUNDS
(Cost $174,745,075)		174,745,428
TOTAL INVESTMENT IN SECURITIES - 101.4%
(Cost $4,790,183,494)		6,093,685,202
NET OTHER ASSETS (LIABILITIES) - (1.4)%		(81,271,128)
NET ASSETS - 100%		$6,012,414,074

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini Russell 2000 Index Contracts (United States)	307	Sept. 2021	$34,101,560	$509,511	$509,511

The notional amount of futures purchased as a percentage of Net Assets is 0.6%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,884,212 or 0.2% of net assets.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $10,171,546 or 0.2% of net assets.

 (e) Level 3 security

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,105,947.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Aristea Therapeutics, Inc. Series B	10/6/20 - 7/27/21	$4,041,955
ValenzaBio, Inc. Series A	3/25/21	$3,412,594

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$57,822
Fidelity Securities Lending Cash Central Fund	392,307
Total	$450,129

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$68,529,801	$3,316,872,431	$3,282,720,197	$(4,815)	$(5,329)	$102,671,891	0.2%
Fidelity Securities Lending Cash Central Fund 0.06%	150,894,499	1,641,845,953	1,720,666,915	--	--	72,073,537	0.2%
Total	$219,424,300	$4,958,718,384	$5,003,387,112	$(4,815)	$(5,329)	$174,745,428

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$111,581,952	$111,581,952	$--	$--
Consumer Discretionary	818,708,954	818,708,954	--	--
Consumer Staples	192,354,310	192,354,310	--	--
Energy	220,828,531	220,828,531	--	--
Financials	905,850,697	905,850,697	--	--
Health Care	1,189,506,448	1,173,981,384	5,353,518	10,171,546
Industrials	915,987,694	915,987,694	--	--
Information Technology	880,546,289	880,546,289	--	--
Materials	273,160,698	273,160,698	--	--
Real Estate	331,343,470	331,343,470	--	--
Utilities	75,090,830	75,090,830	--	--
U.S. Government and Government Agency Obligations	3,979,901	--	3,979,901	--
Money Market Funds	174,745,428	174,745,428	--	--
Total Investments in Securities:	$6,093,685,202	$6,074,180,237	$9,333,419	$10,171,546
Net unrealized depreciation on unfunded commitments	$(1,197,106)	$--	$(1,197,106)	$--
Derivative Instruments:
Assets
Futures Contracts	$509,511	$509,511	$--	$--
Total Assets	$509,511	$509,511	$--	$--
Total Derivative Instruments:	$509,511	$509,511	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$509,511	$0
Total Equity Risk	509,511	0
Total Value of Derivatives	$509,511	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.6%
Canada	2.5%
Bermuda	1.6%
British Virgin Islands	1.2%
United Kingdom	1.0%
Others (Individually Less Than 1%)	4.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2021
Assets
Investment in securities, at value (including securities loaned of $70,111,306) — See accompanying schedule: Unaffiliated issuers (cost $4,615,438,419)	$5,918,939,774
Fidelity Central Funds (cost $174,745,075)	174,745,428
Total Investment in Securities (cost $4,790,183,494)		$6,093,685,202
Cash		185,700
Receivable for investments sold		19,898,962
Receivable for fund shares sold		30,563,344
Dividends receivable		1,073,534
Distributions receivable from Fidelity Central Funds		30,135
Other receivables		55,610
Total assets		6,145,492,487
Liabilities
Payable for investments purchased	$49,531,631
Unrealized depreciation on unfunded commitments	1,197,106
Payable for fund shares redeemed	9,971,594
Payable for daily variation margin on futures contracts	244,065
Other payables and accrued expenses	70,917
Collateral on securities loaned	72,063,100
Total liabilities		133,078,413
Net Assets		$6,012,414,074
Net Assets consist of:
Paid in capital		$3,331,705,709
Total accumulated earnings (loss)		2,680,708,365
Net Assets		$6,012,414,074
Net Asset Value, offering price and redemption price per share ($6,012,414,074 ÷ 332,536,544 shares)		$18.08

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2021
Investment Income
Dividends		$43,480,101
Interest		2,348
Income from Fidelity Central Funds (including $392,307 from security lending)		450,129
Total income		43,932,578
Expenses
Custodian fees and expenses	$100,564
Independent trustees' fees and expenses	24,246
Interest	5,436
Miscellaneous	2,606
Total expenses		132,852
Net investment income (loss)		43,799,726
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,516,902,828
Fidelity Central Funds	(4,815)
Foreign currency transactions	(96,519)
Futures contracts	(2,265,188)
Total net realized gain (loss)		1,514,536,306
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	547,699,498
Fidelity Central Funds	(5,329)
Unfunded commitments	(1,197,106)
Assets and liabilities in foreign currencies	1,662
Futures contracts	230,938
Total change in net unrealized appreciation (depreciation)		546,729,663
Net gain (loss)		2,061,265,969
Net increase (decrease) in net assets resulting from operations		$2,105,065,695

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2021	Year ended July 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$43,799,726	$59,570,616
Net realized gain (loss)	1,514,536,306	(27,834,791)
Change in net unrealized appreciation (depreciation)	546,729,663	(200,595,300)
Net increase (decrease) in net assets resulting from operations	2,105,065,695	(168,859,475)
Distributions to shareholders	(118,324,848)	(370,412,069)
Share transactions
Proceeds from sales of shares	636,699,749	697,418,642
Reinvestment of distributions	118,324,848	370,412,069
Cost of shares redeemed	(1,660,543,500)	(1,264,824,598)
Net increase (decrease) in net assets resulting from share transactions	(905,518,903)	(196,993,887)
Total increase (decrease) in net assets	1,081,221,944	(736,265,431)
Net Assets
Beginning of period	4,931,192,130	5,667,457,561
End of period	$6,012,414,074	$4,931,192,130
Other Information
Shares
Sold	37,014,662	55,543,419
Issued in reinvestment of distributions	8,102,705	27,933,067
Redeemed	(102,071,306)	(97,637,825)
Net increase (decrease)	(56,953,939)	(14,161,339)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Small Cap Opportunities Fund

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$12.66	$14.04	$15.46	$14.42	$12.94
Income from Investment Operations
Net investment income (loss)A	.12	.15	.15	.16	.06
Net realized and unrealized gain (loss)	5.62	(.60)	.12	2.44	1.52
Total from investment operations	5.74	(.45)	.27	2.60	1.58
Distributions from net investment income	(.14)	(.16)	(.14)	(.12)	(.07)
Distributions from net realized gain	(.19)	(.77)	(1.55)	(1.45)	(.03)
Total distributions	(.32)B	(.93)	(1.69)	(1.56)B	(.10)
Net asset value, end of period	$18.08	$12.66	$14.04	$15.46	$14.42
Total ReturnC	45.98%	(3.44)%	1.98%	19.84%	12.22%
Ratios to Average Net AssetsD,E
Expenses before reductions	- %F	- %F	- %F	- %F	.66%
Expenses net of fee waivers, if any	- %F	- %F	- %F	- %F	.66%
Expenses net of all reductions	- %F	- %F	- %F	- %F	.65%
Net investment income (loss)	.77%	1.17%	1.13%	1.10%	.42%
Supplemental Data
Net assets, end of period (000 omitted)	$6,012,414	$4,931,192	$5,667,458	$5,997,330	$2,509,347
Portfolio turnover rateG	96%	61%H	59%	68%	58%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount represents less than .005%.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2021

1. Organization.

Fidelity Series Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs)and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, partnerships, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,510,025,815
Gross unrealized depreciation	(230,252,018)
Net unrealized appreciation (depreciation)	$1,279,773,797
Tax Cost	$4,812,714,299

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$570,043,683
Undistributed long-term capital gain	$830,878,063
Net unrealized appreciation (depreciation) on securities and other investments	$1,279,786,619

The tax character of distributions paid was as follows:

	July 31, 2021	July 31, 2020
Ordinary Income	$50,956,528	$ 65,433,454
Long-term Capital Gains	67,368,320	304,978,615
Total	$118,324,848	$ 370,412,069

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on these commitments is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and in the Statement of Operations as Change in unrealized appreciation (depreciation) on unfunded commitments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments(variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Small Cap Opportunities Fund	5,269,084,407	6,243,813,964

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Small Cap Opportunities Fund	$195,072

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series Small Cap Opportunities Fund	Borrower	$28,846,600.33%		$5,284

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Small Cap Opportunities Fund	275,660,266	565,400,136

Prior Fiscal Year Affiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Series Small Cap Opportunities Fund	13,874,086	177,449,561

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. Effective during January 2021, commitment fees are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Series Small Cap Opportunities Fund	$2,606

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Small Cap Opportunities Fund	$45,364	$9,249	$1,931,459

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series Small Cap Opportunities Fund	$9,293,000.59%		$152

10. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Series Small Cap Opportunities Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series Small Cap Opportunities Fund (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian, issuers of privately offered securities, and brokers; when replies were not received from issuers of privately offered securities and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 13, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 314 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2021 to July 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Expenses Paid During Period-B February 1, 2021 to July 31, 2021
Fidelity Series Small Cap Opportunities Fund	- %-C
Actual		$1,000.00	$1,120.20	$--D
Hypothetical-E		$1,000.00	$1,024.79	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%

 D Amount represents less than $.005

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Small Cap Opportunities Fund voted to pay on September 13, 2021, to shareholders of record at the opening of business on September 10, 2021, a distribution of $4.269 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.061 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2021, $898,246,383, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 67% and 69% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 72% and 85% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 9% and 16% of the dividends distributed in September and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SMO-ANN-0921
1.839807.114

Fidelity® Real Estate Income Fund

Annual Report

July 31, 2021

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	21.58%	6.06%	7.59%
Class M (incl. 4.00% sales charge)	21.56%	6.02%	7.57%
Class C (incl. contingent deferred sales charge)	24.64%	6.12%	7.39%
Fidelity® Real Estate Income Fund	26.88%	7.20%	8.29%
Class I	27.03%	7.23%	8.33%
Class Z	27.15%	7.30%	8.36%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Real Estate Income Fund, a class of the fund, on July 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$22,183	Fidelity® Real Estate Income Fund
$41,689	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  As the fiscal year ending July 31, 2021 progressed, the fundamental backdrop improved for most commercial property types, reflecting investors’ mounting optimism that new vaccines for COVID-19 would help resolve the pandemic and bring about a return to normal life – even as late-period uncertainty mounted with the rapid spread of the delta variant of the coronavirus. Real estate sectors such as retail and lodging, among the hardest hit early in the pandemic, benefited from stronger demand as shopping and travel activity recovered. Demand for office properties remained uncertain, though, reflecting more people working from home and employers’ decision to delay employees’ return to the office amid the spread of delta. For the 12-month period, real estate investment trust (REIT) common stocks, as measured by the FTSE® NAREIT® All REITs Index, gained 34.55%, while real estate preferred stocks rose 17.79%, according to the MSCI REIT Preferred Index. Meanwhile, real estate bonds, captured by the ICE BofA® US Real Estate Index – a market-capitalization-weighted measure of investment-grade corporate debt in the domestic real estate sector – gained 4.17%. Although bonds in all credit-quality tiers gained in value, those issues with lower credit ratings tended to fare best, reflecting investors’ willingness to accept added credit risk in exchange for enhanced return opportunity.

Comments from Portfolio Manager William Maclay:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) gained roughly 26% to 27%, significantly outperforming the 15.35% advance of the Fidelity Real Estate Income Composite Index℠. The Composite index is a 40/40/20 blend of the MSCI REIT Preferred Index, the ICE BofA® U.S. Real Estate Index and the FTSE® NAREIT® All REITs Index. We were pleased with the fund's result the past 12 months, as our willingness to remain patient with many of our holdings during a brief but extraordinarily challenging period of underperformance early in the pandemic and prior to this reporting period in February and March 2020 set the stage for us to make back all of the fund's lost value and more during these 12 months. Compared with the Composite index, security selection across all three categories we invest in – real estate common stocks, preferred stocks and bonds – was the main driver. Our bond investments, which comprise high-yield and investment-grade real estate debt and commercial mortgage-backed securities (CMBS), fared especially well. We primarily attribute this outperformance to our willingness to prioritize credit risk over interest rate risk, which added value as credit spreads narrowed and rates rose. Among preferred stocks, our reduced interest rate sensitivity, combined with a focus on higher-yielding securities, led to strong security selection. Our real estate common stock holdings further contributed. Asset allocation, led by a big overweight in real estate common stocks, also helped, while a corresponding underweight in the lagging real estate bond category further added value. Underweighting real estate preferred stocks modestly detracted, as did some of our individual CMBS holdings tied to credit-challenged retail projects. Of final note, a cash allocation of about 9% of assets, on average, weighed on relative performance in a positive market environment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  After more than 26 years of service, Mark Snyderman retired from Fidelity on June 30, 2021, at which time Co-Portfolio Manager Bill Maclay assumed sole management responsibilities for the fund.

Investment Summary (Unaudited)

Top Five Stocks as of July 31, 2021

% of fund's net assets
Equity Lifestyle Properties, Inc.	3.7
American Tower Corp.	3.7
Mid-America Apartment Communities, Inc.	2.8
New Residential Investment Corp.	1.5
MFA Financial, Inc.	1.5
13.2

Top 5 Bonds as of July 31, 2021

% of fund's net assets
Redwood Trust, Inc. 5.625% 7/15/24	0.8
Western Asset Mortgage Capital Corp. 6.75% 10/1/22	0.7
DTZ U.S. Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.842% 8/21/25	0.7
Senior Housing Properties Trust 4.75% 5/1/24	0.7
RWT Holdings, Inc. 5.75% 10/1/25	0.6
3.5

Top Five REIT Sectors as of July 31, 2021

% of fund's net assets
REITs - Mortgage	18.6
REITs - Diversified	14.3
REITs - Management/Investment	7.4
REITs - Apartments	4.2
REITs - Manufactured Homes	3.7

Asset Allocation (% of fund's net assets)

As of July 31, 2021*
Stocks	51.8%
Bonds	27.1%
Convertible Securities	5.6%
Other Investments	4.9%
Short-Term Investments and Net Other Assets (Liabilities)	10.6%

 * Foreign investments - 2.1%

Schedule of Investments July 31, 2021

Showing Percentage of Net Assets

Common Stocks - 30.8%
		Shares	Value
FINANCIALS - 4.7%
Capital Markets - 0.6%
Brookfield Asset Management, Inc. (Canada) Class A		786,300	$42,447,343
Insurance - 0.0%
Brookfield Asset Management Reinsurance Partners Ltd. (a)		6,722	363,902
Mortgage Real Estate Investment Trusts - 4.1%
BrightSpire Capital, Inc.		357,296	3,397,885
Broadmark Realty Capital, Inc.		1,388,400	14,397,708
Chimera Investment Corp. (b)		677,400	9,971,328
Dynex Capital, Inc.		1,106,268	19,304,377
Ellington Residential Mortgage REIT		142,800	1,589,364
Great Ajax Corp. (c)		1,663,364	21,091,456
MFA Financial, Inc.		21,834,141	101,965,438
New Residential Investment Corp.		11,169,599	109,015,286
Redwood Trust, Inc.		542,352	6,437,718
			287,170,560

TOTAL FINANCIALS			329,981,805

INDUSTRIALS - 0.2%
Construction & Engineering - 0.2%
Willscot Mobile Mini Holdings (a)		461,400	13,246,794
REAL ESTATE - 25.9%
Equity Real Estate Investment Trusts (REITs) - 25.9%
Acadia Realty Trust (SBI)		1,980,026	42,372,556
American Homes 4 Rent Class A		791,300	33,234,600
American Tower Corp.		920,600	260,345,680
Apartment Income (REIT) Corp.		873,240	45,967,354
AvalonBay Communities, Inc.		101,200	23,056,396
Crown Castle International Corp.		502,310	96,991,038
Digital Realty Trust, Inc.		635,700	97,999,512
Digitalbridge Group, Inc. (a)(b)		3,868,655	26,925,839
Douglas Emmett, Inc.		548,100	18,306,540
Easterly Government Properties, Inc.		1,276,400	28,974,280
Equinix, Inc.		110,700	90,819,387
Equity Lifestyle Properties, Inc.		3,150,996	264,053,444
Extra Space Storage, Inc.		133,900	23,317,346
Gaming & Leisure Properties		534,446	25,300,674
Healthcare Trust of America, Inc.		1,143,060	32,680,085
Invitation Homes, Inc.		397,200	16,158,096
iStar Financial, Inc. (b)(c)		4,086,313	99,011,364
Lamar Advertising Co. Class A		335,800	35,796,280
Lexington Corporate Properties Trust		6,634,874	87,248,593
Mid-America Apartment Communities, Inc.		1,020,106	196,982,469
Monmouth Real Estate Investment Corp. Class A		2,018,169	38,425,938
NexPoint Residential Trust, Inc.		279,400	16,470,630
Public Storage		65,300	20,404,944
Retail Value, Inc.		274,131	6,699,762
Sabra Health Care REIT, Inc.		1,554,475	28,897,690
SITE Centers Corp.		1,602,638	25,417,839
Terreno Realty Corp.		371,028	25,363,474
UMH Properties, Inc.		433,623	10,094,743
Ventas, Inc.		1,063,786	63,593,127
Washington REIT (SBI)		1,337,247	32,481,730
Weyerhaeuser Co.		559,700	18,878,681
			1,832,270,091
TOTAL COMMON STOCKS
(Cost $1,418,273,561)			2,175,498,690

Preferred Stocks - 21.9%
Convertible Preferred Stocks - 0.9%
FINANCIALS - 0.4%
Mortgage Real Estate Investment Trusts - 0.4%
Great Ajax Corp. 7.25% (c)		611,442	15,866,920
Ready Capital Corp. 7.00%		404,062	10,634,912
			26,501,832
REAL ESTATE - 0.5%
Equity Real Estate Investment Trusts (REITs) - 0.4%
Braemar Hotels & Resorts, Inc. 5.50%		98,091	2,148,193
Lexington Corporate Properties Trust Series C, 6.50%		440,102	26,609,988
RLJ Lodging Trust Series A, 1.95% (a)		31,585	898,277
Wheeler REIT, Inc. 8.75% (a)		200,957	3,448,555
			33,105,013
Real Estate Management & Development - 0.1%
Landmark Infrastructure Partners LP 3 month U.S. LIBOR + 4.690% 6.856% (a)(d)(e)		189,650	4,855,040
TOTAL REAL ESTATE			37,960,053

TOTAL CONVERTIBLE PREFERRED STOCKS			64,461,885

Nonconvertible Preferred Stocks - 21.0%
ENERGY - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
DCP Midstream Partners LP:
7.95% (d)		328,262	8,203,267
Series B, 7.875% (d)		256,314	6,455,268
Enbridge, Inc.:
Series 1, 5 year U.S. Treasury Index + 3.140% 5.949% (d)(e)		498,275	11,091,602
Series L, 5 year U.S. Treasury Index + 3.150% 4.959% (d)(e)		111,400	2,328,260
Energy Transfer LP 7.60% (d)		525,651	13,183,327
Global Partners LP:
9.75% (d)		161,507	4,429,006
Series B, 9.50%		67,800	1,853,652
			47,544,382
FINANCIALS - 12.5%
Mortgage Real Estate Investment Trusts - 12.3%
Acres Commercial Realty Corp. 8.625% (d)		236,708	5,976,877
AG Mortgage Investment Trust, Inc.:
8.00%		611,362	15,351,300
8.25%		38,510	965,061
Series C, 8.00% (d)		638,138	15,774,771
AGNC Investment Corp.:
6.125% (d)		1,046,700	26,533,845
6.875% (d)		874,072	22,725,872
Series C, 7.00% (d)		958,602	25,326,265
Series E, 6.50% (d)		1,669,083	42,962,196
Annaly Capital Management, Inc.:
6.75% (d)		535,092	14,105,025
Series F, 6.95% (d)		2,151,343	56,150,052
Series G, 6.50% (d)		1,329,790	34,680,923
Arbor Realty Trust, Inc. Series D, 6.375%		85,700	2,193,492
Arlington Asset Investment Corp.:
6.625%		240,823	6,025,271
8.25% (d)		147,125	3,694,309
Armour Residential REIT, Inc. Series C 7.00%		102,500	2,724,450
Capstead Mortgage Corp. Series E, 7.50%		488,533	12,384,312
Cherry Hill Mortgage Investment Corp.:
8.25% (d)		245,925	6,300,599
Series A, 8.20%		248,750	6,405,313
Chimera Investment Corp.:
8.00% (d)		1,018,131	26,522,313
Series A, 8.00%		202,500	5,153,625
Series B, 8.00% (d)		2,133,504	55,727,124
Series C, 7.75% (d)		2,359,586	60,877,319
Dynex Capital, Inc. Series C 6.90% (d)		372,483	9,669,659
Ellington Financial LLC 6.75% (d)		368,770	9,481,077
Invesco Mortgage Capital, Inc.:
7.50% (d)		2,624,692	66,273,473
Series B, 7.75% (d)		1,419,346	35,441,070
MFA Financial, Inc.:
6.50% (d)		1,412,051	32,759,583
Series B, 7.50%		609,332	15,368,206
New Residential Investment Corp.:
7.125% (d)		1,524,162	38,485,091
Series A, 7.50% (d)		964,527	24,769,053
Series C, 6.375% (d)		1,257,554	29,602,821
New York Mortgage Trust, Inc.:
Series B, 7.75%		281,092	7,076,716
Series D, 8.00% (d)		317,918	8,081,476
PennyMac Mortgage Investment Trust:
8.125% (d)		414,254	10,986,016
Series B, 8.00% (d)		750,508	20,279,627
Ready Capital Corp.:
5.75%		120,000	3,118,800
6.50%		34,400	877,200
Series C, 6.20%		378,550	10,027,790
Two Harbors Investment Corp.:
Series A, 8.125% (d)		697,850	18,451,154
Series B, 7.625% (d)		1,483,255	37,971,328
Series C, 7.25% (d)		1,697,415	42,435,375
			869,715,829
Real Estate Management & Development - 0.2%
Brookfield Properties Corp. Series EE, 5.10% (d)		679,025	13,105,901
TOTAL FINANCIALS			882,821,730
REAL ESTATE - 7.7%
Equity Real Estate Investment Trusts (REITs) - 7.7%
American Finance Trust, Inc.:
7.50%		874,787	23,619,249
Series C 7.375%		379,839	10,027,750
American Homes 4 Rent:
6.25%		98,905	2,744,614
Series F, 5.875%		248,009	6,469,166
Series G, 5.875%		199,750	5,257,420
Armada Hoffler Properties, Inc. 6.75%		196,750	5,375,210
Ashford Hospitality Trust, Inc.:
Series D, 8.45% (a)		190,073	5,038,835
Series F, 7.375% (a)		327,400	8,594,250
Series G, 7.375% (a)		238,068	6,249,285
Series H, 7.50% (a)		231,565	6,080,897
Series I, 7.50% (a)		323,909	8,424,873
Bluerock Residential Growth (REIT), Inc.:
Series C, 7.625%		252,994	6,491,826
Series D, 7.125%		168,100	4,252,930
Braemar Hotels & Resorts, Inc. Series D, 8.25%		173,050	4,578,903
Cedar Realty Trust, Inc.:
Series B, 7.25%		181,872	4,634,099
Series C, 6.50%		291,600	7,491,204
Centerspace Series C, 6.625%		317,300	8,383,066
City Office REIT, Inc. Series A, 6.625%		178,475	4,581,453
CTO Realty Growth, Inc. 6.375% (a)		120,000	3,093,600
DiamondRock Hospitality Co. 8.25%		441,331	13,120,771
Digitalbridge Group, Inc.:
Series G, 7.50%		594,284	14,946,243
Series H, 7.125%		1,241,896	31,444,807
Series I, 7.15%		1,074,492	27,421,036
Series J, 7.15%		1,387,346	35,668,666
Farmland Partners, Inc. Series B, 6.00%		623,150	16,388,845
Gladstone Commercial Corp.:
6.625%		98,875	2,641,950
Series G, 6.00%		516,000	13,787,520
Gladstone Land Corp. Series D, 5.00%		30,000	778,500
Global Medical REIT, Inc. Series A, 7.50%		150,848	3,982,387
Global Net Lease, Inc.:
Series A, 7.25%		531,595	14,014,333
Series B 6.875%		294,000	7,890,960
Healthcare Trust, Inc. Series A 7.375%		330,000	8,253,300
Hersha Hospitality Trust:
Series C, 6.875%		49,450	1,214,987
Series D, 6.50%		197,750	4,651,080
iStar Financial, Inc.:
Series D, 8.00% (c)		340,621	9,002,613
Series G, 7.65% (c)		386,473	10,125,593
Series I, 7.50% (c)		552,696	14,635,390
Monmouth Real Estate Investment Corp. Series C, 6.125%		342,800	8,703,692
National Storage Affiliates Trust Series A, 6.00%		91,575	2,462,452
Pebblebrook Hotel Trust:
6.30%		269,997	6,884,924
6.375%		515,200	13,848,576
6.375%		371,094	9,389,606
Series C, 6.50%		232,046	5,833,636
Series D, 6.375%		369,760	9,299,464
Series H, 5.70% (a)		692,200	17,533,426
Pennsylvania (REIT):
Series B, 7.375% (a)		99,385	1,051,493
Series C, 7.20% (a)		50,325	538,478
Series D, 6.875% (a)		150,100	1,544,529
Plymouth Industrial REIT, Inc. Series A, 7.50%		171,625	4,553,143
Prologis (REIT), Inc. Series Q, 8.54%		93,396	6,724,512
PS Business Parks, Inc. Series Z 4.875%		52,000	1,445,080
QTS Realty Trust, Inc. Series A, 7.125%		29,675	757,009
Rexford Industrial Realty, Inc.:
Series A, 5.875%		133,500	3,358,860
Series B, 5.875%		78,600	2,063,250
Series C, 5.625%		68,225	1,905,524
Saul Centers, Inc.:
Series D, 6.125%		82,775	2,193,538
Series E, 6.00%		76,841	2,099,296
Seritage Growth Properties Series A, 7.00%		91,986	2,310,458
Sotherly Hotels, Inc.:
Series B, 8.00% (a)		67,250	1,294,563
Series C, 7.875% (a)		107,000	1,947,400
Spirit Realty Capital, Inc. Series A, 6.00%		94,125	2,467,958
Summit Hotel Properties, Inc.:
Series D, 6.45%		216,857	5,523,348
Series E, 6.25%		300,802	7,971,253
Sunstone Hotel Investors, Inc.:
Series F, 6.45%		83,050	2,089,347
Series H, 6.125%		180,000	4,829,400
UMH Properties, Inc.:
Series C, 6.75%		430,965	11,330,070
Series D, 6.375%		513,725	13,572,615
Urstadt Biddle Properties, Inc.:
Series H, 6.25%		281,325	7,455,113
Series K 5.875%		69,225	1,833,078
VEREIT, Inc. Series F, 6.70%		672,084	16,795,379
			542,968,081
Real Estate Management & Development - 0.0%
Brookfield Property Partners LP:
5.75%		43,000	1,046,190
6.50%		34,125	867,799
Landmark Infrastructure Partners LP Series B, 7.90%		116,375	2,967,563
			4,881,552
TOTAL REAL ESTATE			547,849,633
UTILITIES - 0.1%
Multi-Utilities - 0.1%
Brookfield Infrastructure Partners LP Series 5, 5.35% (d)		182,825	3,708,962

TOTAL NONCONVERTIBLE PREFERRED STOCKS			1,481,924,707

TOTAL PREFERRED STOCKS
(Cost $1,460,878,333)			1,546,386,592
		Principal Amount(f)	Value

Corporate Bonds - 14.6%
Convertible Bonds - 4.7%
FINANCIALS - 4.3%
Mortgage Real Estate Investment Trusts - 4.3%
Arbor Realty Trust, Inc. 4.75% 11/1/22		19,326,000	21,451,860
Blackstone Mortgage Trust, Inc. 4.75% 3/15/23		3,856,000	3,969,366
Granite Point Mortgage Trust, Inc.:
5.625% 12/1/22 (g)		6,694,000	6,622,876
6.375% 10/1/23		10,099,000	10,093,951
KKR Real Estate Finance Trust, Inc. 6.125% 5/15/23		15,629,000	16,533,893
MFA Financial, Inc. 6.25% 6/15/24		25,352,000	25,765,238
New York Mortgage Trust, Inc. 6.25% 1/15/22		2,472,000	2,497,338
PennyMac Corp.:
5.5% 11/1/24		34,434,000	34,670,734
5.5% 3/15/26 (g)		2,000,000	2,025,000
Redwood Trust, Inc.:
4.75% 8/15/23		14,195,000	14,230,488
5.625% 7/15/24		58,258,000	59,423,160
RWT Holdings, Inc. 5.75% 10/1/25		38,299,000	38,923,274
Two Harbors Investment Corp. 6.25% 1/15/26		18,400,000	18,883,920
Western Asset Mortgage Capital Corp. 6.75% 10/1/22		52,016,000	50,164,868
			305,255,966
REAL ESTATE - 0.4%
Equity Real Estate Investment Trusts (REITs) - 0.4%
Digitalbridge Group, Inc. 5% 4/15/23		25,791,000	26,317,390

TOTAL CONVERTIBLE BONDS			331,573,356

Nonconvertible Bonds - 9.9%
COMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.1%
Switch Ltd. 4.125% 6/15/29 (g)		7,000,000	7,211,750
Media - 0.5%
Clear Channel Outdoor Holdings, Inc.:
7.5% 6/1/29 (g)		17,830,000	18,508,610
7.75% 4/15/28 (g)		14,000,000	14,599,480
			33,108,090
TOTAL COMMUNICATION SERVICES			40,319,840
CONSUMER DISCRETIONARY - 2.4%
Hotels, Restaurants & Leisure - 0.3%
Hilton Grand Vacations Borrower Escrow LLC 4.875% 7/1/31 (g)		10,000,000	9,808,825
Marriott Ownership Resorts, Inc.:
4.5% 6/15/29 (g)		6,580,000	6,621,125
6.5% 9/15/26		1,319,000	1,367,882
Times Square Hotel Trust 8.528% 8/1/26 (g)		4,526,266	4,921,205
			22,719,037
Household Durables - 2.1%
Adams Homes, Inc. 7.5% 2/15/25 (g)		9,530,000	9,982,675
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co.:
4.625% 8/1/29 (g)(h)		4,015,000	4,026,122
6.625% 1/15/28 (g)		9,925,000	10,594,938
6.75% 8/1/25 (g)		26,458,000	27,350,958
9.875% 4/1/27 (g)		21,220,000	23,607,250
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp.:
4.875% 2/15/30 (g)		1,590,000	1,586,367
5% 6/15/29 (g)		5,000,000	5,090,000
6.25% 9/15/27 (g)		8,533,000	9,011,275
Century Communities, Inc. 6.75% 6/1/27		6,230,000	6,616,198
LGI Homes, Inc. 4% 7/15/29 (g)		13,310,000	13,501,132
M/I Homes, Inc. 5.625% 8/1/25		10,842,000	11,140,155
New Home Co., Inc. 7.25% 10/15/25 (g)		8,180,000	8,703,356
Picasso Finance Sub, Inc. 6.125% 6/15/25 (g)		3,240,000	3,434,400
TRI Pointe Homes, Inc. 5.25% 6/1/27		11,458,000	12,431,930
			147,076,756
TOTAL CONSUMER DISCRETIONARY			169,795,793
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
EG Global Finance PLC:
6.75% 2/7/25 (g)		7,750,000	7,934,063
8.5% 10/30/25 (g)		1,682,000	1,761,895
Global Partners LP/GLP Finance Corp. 7% 8/1/27		3,955,000	4,133,687
			13,829,645
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 5.25% 5/15/27		5,000,000	5,243,750
HEALTH CARE - 0.4%
Health Care Providers & Services - 0.4%
Sabra Health Care LP:
3.9% 10/15/29		989,000	1,056,844
4.8% 6/1/24		7,475,000	8,200,412
5.125% 8/15/26		20,264,000	23,023,344
			32,280,600
INDUSTRIALS - 0.0%
Trading Companies & Distributors - 0.0%
Williams Scotsman International, Inc. 4.625% 8/15/28 (g)		4,250,000	4,377,500
REAL ESTATE - 6.2%
Equity Real Estate Investment Trusts (REITs) - 4.3%
CBL & Associates LP:
4.6% 10/15/24 (i)		18,229,000	10,299,385
5.25% 12/1/23 (i)		11,371,000	6,424,615
5.95% 12/15/26 (i)		10,317,000	5,842,001
CTR Partnership LP/CareTrust Capital Corp. 3.875% 6/30/28 (g)		12,865,000	13,196,531
Global Net Lease, Inc. / Global Net Lease Operating Partnership LP 3.75% 12/15/27 (g)		5,075,000	5,045,242
iStar Financial, Inc.:
4.25% 8/1/25		16,925,000	17,548,009
4.75% 10/1/24		25,920,000	27,475,200
5.5% 2/15/26		16,985,000	17,749,325
Office Properties Income Trust:
4.15% 2/1/22		11,045,000	11,170,101
4.25% 5/15/24		4,974,000	5,333,281
4.5% 2/1/25		21,056,000	22,833,166
Omega Healthcare Investors, Inc.:
4.5% 4/1/27		2,434,000	2,743,506
4.95% 4/1/24		2,866,000	3,121,097
Park Intermediate Holdings LLC 4.875% 5/15/29 (g)		12,000,000	12,270,000
RLJ Lodging Trust LP 3.75% 7/1/26 (g)		10,000,000	10,125,000
Senior Housing Properties Trust:
4.75% 5/1/24		44,393,000	45,835,773
4.75% 2/15/28		9,933,000	10,032,330
9.75% 6/15/25		21,500,000	23,730,625
Service Properties Trust:
4.65% 3/15/24		3,500,000	3,561,250
5% 8/15/22		3,141,000	3,183,372
7.5% 9/15/25		7,950,000	8,963,625
Uniti Group LP / Uniti Group Finance, Inc. 6.5% 2/15/29 (g)		16,325,000	16,546,367
Uniti Group, Inc. 7.875% 2/15/25 (g)		5,000,000	5,325,000
VEREIT Operating Partnership LP 4.875% 6/1/26		436,000	505,826
XHR LP:
4.875% 6/1/29 (g)		10,000,000	10,219,400
6.375% 8/15/25 (g)		4,250,000	4,532,370
			303,612,397
Real Estate Management & Development - 1.9%
DTZ U.S. Borrower LLC 6.75% 5/15/28 (g)		5,975,000	6,421,631
Five Point Operation Co. LP 7.875% 11/15/25 (g)		18,463,000	19,339,993
Forestar Group, Inc.:
3.85% 5/15/26 (g)		9,000,000	9,090,000
5% 3/1/28 (g)		7,000,000	7,293,090
Greystar Real Estate Partners 5.75% 12/1/25 (g)		13,480,000	13,744,612
Howard Hughes Corp.:
4.125% 2/1/29 (g)		10,000,000	9,908,500
5.375% 8/1/28 (g)		7,655,000	8,104,731
Kennedy-Wilson, Inc. 4.75% 3/1/29		20,000,000	20,525,000
Mattamy Group Corp. 5.25% 12/15/27 (g)		13,411,000	13,945,294
Realogy Group LLC/Realogy Co-Issuer Corp. 7.625% 6/15/25 (g)		3,025,000	3,259,438
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.875% 6/15/27 (g)		1,798,000	2,029,043
6.625% 7/15/27 (g)		4,573,000	4,881,678
Washington Prime Group LP 6.45% 8/15/24 (i)		23,181,000	14,043,977
			132,586,987
TOTAL REAL ESTATE			436,199,384

TOTAL NONCONVERTIBLE BONDS			702,046,512

TOTAL CORPORATE BONDS
(Cost $958,370,694)			1,033,619,868

Asset-Backed Securities - 2.1%
American Homes 4 Rent:
Series 2015-SFR1 Class F, 5.885% 4/17/52 (g)		2,000,000	2,200,996
Series 2015-SFR2:
Class E, 6.07% 10/17/52 (g)		8,259,000	9,338,835
Class XS, 0% 10/17/52 (d)(g)(j)(k)		4,593,750	46
Capital Trust RE CDO Ltd. Series 2005-1A Class D, 1 month U.S. LIBOR + 1.500% 3.3464% 3/20/50 (d)(e)(g)(k)		2,250,000	225
Conseco Finance Securitizations Corp. Series 2002-2 Class M2, 9.163% 3/1/33		368,987	350,064
DataBank Issuer, LLC Series 2021-1A Class C, 4.43% 2/27/51 (g)		2,300,000	2,352,114
Diamond Infrastructure Funding LLC Series 2021-1A Class C, 3.475% 4/15/49 (g)		6,311,000	6,340,458
DigitalBridge Issuer, LLC / DigitalBridge Co.-Issuer, LLC Series 2021-1A Class A2, 3.933% 9/25/51 (g)		15,915,000	16,052,633
FirstKey Homes Trust Series 2021-SFR1 Class F1, 3.238% 8/17/38 (g)		7,916,000	7,999,910
GPMT Ltd. Series 2019-FL2 Class D, 1 month U.S. LIBOR + 2.950% 3.0353% 2/22/36 (d)(e)(g)		2,142,000	2,127,111
Green Tree Financial Corp.:
Series 1996-4 Class M1, 7.75% 6/15/27 (d)		412,580	432,565
Series 1997-3 Class M1, 7.53% 3/15/28		3,294,219	3,391,963
Home Partners of America Trust:
Series 2017-1 Class F, 1 month U.S. LIBOR + 3.530% 3.628% 7/17/34 (d)(e)(g)		6,318,500	6,310,793
Series 2018-1 Class F, 1 month U.S. LIBOR + 2.350% 2.44% 7/17/37 (d)(e)(g)		3,896,000	3,886,897
Series 2019-2 Class F, 3.866% 10/19/39 (g)		2,852,232	2,858,768
Series 2021-1 Class F, 3.325% 9/19/41 (g)		7,758,000	7,792,933
Kref Ltd. Series 2018-FL1 Class D, 1 month U.S. LIBOR + 2.550% 2.6411% 6/15/36 (d)(e)(g)		2,560,000	2,563,203
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class M2, 7.17% 4/15/40		534,213	398,110
Merit Securities Corp. Series 13 Class M1, 7.88% 12/28/33 (d)		1,068,960	1,107,745
Progress Residential Trust:
Series 2018-SFR3:
Class F, 5.368% 10/17/35 (g)		3,412,000	3,447,227
Class G, 5.618% 10/17/35 (g)		4,000,000	4,020,575
Series 2019-SFR1 Class F, 5.061% 8/17/35 (g)		3,000,000	3,079,972
Series 2019-SFR2 Class F, 4.837% 5/17/36 (g)		3,902,000	3,807,616
Series 2020-SFR1 Class H, 5.268% 4/17/37 (g)		3,633,000	3,703,000
Series 2021-SFR2 Class H, 4.998% 4/19/38 (g)		8,467,000	8,480,205
Series 2021-SFR3 Class G, 4.254% 5/17/26 (g)		7,492,000	7,599,423
Series 2021-SFR6:
Class F, 3.5775% 7/17/38 (g)		9,198,000	9,271,504
Class G, 4.185% 7/17/38 (g)		4,704,000	4,746,042
Tricon American Homes:
Series 2017-SFR1 Class F, 5.151% 9/17/34 (g)		8,442,000	8,541,441
Series 2017-SFR2 Class F, 5.104% 1/17/36 (g)		3,785,000	3,911,938
Series 2018-SFR1 Class F, 4.96% 5/17/37 (g)		8,282,000	8,717,747
VB-S1 Issuer LLC Series 2018-1A Class F, 5.25% 2/15/48 (g)		1,354,000	1,381,330
TOTAL ASSET-BACKED SECURITIES
(Cost $144,769,129)			146,213,389

Collateralized Mortgage Obligations - 0.0%
U.S. Government Agency - 0.0%
Fannie Mae REMIC Trust:
Series 2002-W1 subordinate REMIC pass thru certificates, Class 3B3, 3.4678% 2/25/42 (d)(g)		28,614	8,289
Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B3, 3.4274% 6/25/43 (d)(g)		53,906	32,059
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $64,890)			40,348

Commercial Mortgage Securities - 15.1%
ALEN Mortgage Trust floater Series 2021-ACEN Class F, 1 month U.S. LIBOR + 5.000% 5.093% 4/15/34 (d)(e)(g)		3,384,000	3,385,021
Ashford Hospitality Trust floater Series 2018-ASHF Class E, 1 month U.S. LIBOR + 3.100% 3.193% 4/15/35 (d)(e)(g)		3,000,000	2,913,125
BAMLL Commercial Mortgage Securities Trust floater Series 2019-AHT Class C, 1 month U.S. LIBOR + 2.000% 2.093% 3/15/34 (d)(e)(g)		7,168,000	7,141,149
BANK:
Series 2017-BNK8 Class E, 2.8% 11/15/50 (g)		11,374,393	8,228,854
Series 2018-BN12 Class D, 3% 5/15/61 (g)		1,682,000	1,490,735
BCP Trust:
floater Series 2021-330N Class F, 1 month U.S. LIBOR + 4.630% 4.727% 6/15/38 (d)(e)(g)		9,000,000	8,934,293
Series 2021-330N Class E, 1 month U.S. LIBOR + 3.630% 3.731% 6/15/38 (d)(e)(g)		10,000,000	9,927,013
Benchmark Mortgage Trust:
sequential payer Series 2019-B14:
Class 225D, 3.2943% 12/15/62 (d)(g)		3,427,000	3,299,570
Class 225E, 3.2943% 12/15/62 (d)(g)		5,141,000	4,662,584
Series 2020-B18 Class AGNG, 4.3885% 7/15/53 (d)(g)		11,379,000	11,260,134
Braemar Hotels & Resorts Trust floater Series 2018-PRME Class E, 1 month U.S. LIBOR + 2.400% 2.493% 6/15/35 (d)(e)(g)		1,500,000	1,456,724
BX Commercial Mortgage Trust floater:
Series 2019-CALM Class E, 1 month U.S. LIBOR + 2.000% 2.093% 11/15/32 (d)(e)(g)		6,426,000	6,425,995
Series 2020-BXLP:
Class F, 1 month U.S. LIBOR + 2.000% 2.093% 12/15/36 (d)(e)(g)		6,226,612	6,234,814
Class G, 1 month U.S. LIBOR + 2.500% 2.593% 12/15/36 (d)(e)(g)		5,698,724	5,705,866
Series 2021-FOX Class F, 1 month U.S. LIBOR + 4.250% 4.343% 11/15/32 (d)(e)(g)		7,859,290	7,903,631
Series 2021-SOAR Class F, 2.443% 6/15/38 (g)		16,093,000	16,183,716
Series 2021-VINO Class G, 1 month U.S. LIBOR + 3.950% 4.0453% 5/15/38 (d)(e)(g)		29,154,000	29,518,166
BX Trust:
floater:
Series 2018-IND:
Class G, 1 month U.S. LIBOR + 2.050% 2.143% 11/15/35 (d)(e)(g)		15,990,800	16,020,890
Class H, 1 month U.S. LIBOR + 3.000% 3.093% 11/15/35 (d)(e)(g)		6,206,900	6,220,524
Series 2019-ATL Class E, 1 month U.S. LIBOR + 2.230% 2.3296% 10/15/36 (d)(e)(g)		2,500,000	2,468,776
Series 2019-IMC Class G, 1 month U.S. LIBOR + 3.600% 3.693% 4/15/34 (d)(e)(g)		5,181,000	5,109,814
Series 2019-XL:
Class G, 1 month U.S. LIBOR + 2.300% 2.393% 10/15/36 (d)(e)(g)		14,079,768	14,123,425
Class J, 1 month U.S. LIBOR + 2.650% 2.743% 10/15/36 (d)(e)(g)		15,999,371	16,044,556
Series 2021-SOAR:
Class G, 2.893% 6/15/38 (d)(g)		5,000,000	5,037,313
Class J, 3.843% 6/15/38 (g)		19,005,000	19,106,893
Series 2019-OC11 Class E, 4.0755% 12/9/41 (d)(g)		20,085,000	21,414,537
CALI Mortgage Trust Series 2019-101C Class F, 4.3244% 3/10/39 (d)(g)		4,099,000	3,967,038
CAMB Commercial Mortgage Trust floater Series 2019-LIFE Class G, 1 month U.S. LIBOR + 3.250% 3.343% 12/15/37 (d)(e)(g)		7,428,000	7,458,144
CD Mortgage Trust Series 2017-CD3 Class D, 3.25% 2/10/50 (g)		3,353,000	2,745,894
CGMS Commercial Mortgage Trust Series 2017-MDRB:
Class D, 1 month U.S. LIBOR + 3.250% 3.343% 7/15/30 (d)(e)(g)		6,131,000	5,866,260
Class E, 1 month U.S. LIBOR + 3.870% 3.9645% 7/15/30 (d)(e)(g)		6,666,000	6,147,992
CHC Commercial Mortgage Trust floater Series 2019-CHC Class F, 1 month U.S. LIBOR + 2.600% 2.7012% 6/15/34 (d)(e)(g)		1,489,131	1,395,024
Citigroup Commercial Mortgage Trust:
Series 2013-GC15 Class D, 5.1795% 9/10/46 (d)(g)		5,254,000	5,322,414
Series 2016-C3 Class D, 3% 11/15/49 (g)		7,010,000	5,693,053
COMM Mortgage Trust:
floater Series 2018-HCLV:
Class F, 1 month U.S. LIBOR + 3.050% 3.143% 9/15/33 (d)(e)(g)		4,265,000	3,853,870
Class G, 1 month U.S. LIBOR + 5.050% 5.1493% 9/15/33 (d)(e)(g)		4,265,000	3,651,008
sequential payer Series 2013-LC6 Class E, 3.5% 1/10/46 (g)		4,741,000	3,504,357
Series 2012-CR1:
Class D, 5.354% 5/15/45 (d)(g)		5,550,000	4,852,161
Class G, 2.462% 5/15/45 (g)(k)		6,346,000	2,296,184
Series 2012-LC4 Class C, 5.5534% 12/10/44 (d)		1,978,000	1,780,336
Series 2013-CR10 Class D, 4.9003% 8/10/46 (d)(g)		4,544,000	4,625,493
Series 2013-LC6 Class D, 4.309% 1/10/46 (d)(g)		8,301,000	8,213,193
Series 2014-CR17 Class E, 4.848% 5/10/47 (d)(g)(k)		3,098,000	2,282,112
Series 2014-UBS2 Class D, 5.004% 3/10/47 (d)(g)		3,713,000	3,730,562
Series 2017-CD4 Class D, 3.3% 5/10/50 (g)		2,769,000	2,621,375
COMM Trust Series 2017-COR2 Class D, 3% 9/10/50 (g)		2,769,000	2,648,737
Commercial Mortgage Trust pass-thru certificates Series 2012-CR2:
Class D, 4.8306% 8/15/45 (d)(g)		4,500,000	4,285,565
Class E, 4.8306% 8/15/45 (d)(g)		8,000,000	6,638,120
Class F, 4.25% 8/15/45 (g)		2,000,000	1,389,334
Credit Suisse Commercial Mortgage Trust floater Series 2021-SOP2 Class F, 1 month U.S. LIBOR + 4.210% 4.31% 6/15/34 (e)(g)		8,900,000	8,877,751
Credit Suisse Mortgage Trust:
floater:
Series 2019-SKLZ Class D, 1 month U.S. LIBOR + 3.600% 3.693% 1/15/34 (d)(e)(g)		7,788,000	7,683,677
Series 2021-BPNY Class A, 1 month U.S. LIBOR + 3.710% 3.8084% 8/15/23 (d)(e)(g)		18,000,000	18,000,000
Series 2020-NET:
Class E, 3.7042% 8/15/37 (d)(g)		9,400,000	9,809,862
Class F, 3.7042% 8/15/37 (d)(g)		7,050,000	7,224,724
Series 2021-BRIT Class A, 1 month U.S. LIBOR + 3.450% 3.7092% 5/15/23 (d)(e)(g)		8,000,000	8,001,320
CRSNT Trust floater Series 2021-MOON:
Class E, 1 month U.S. LIBOR + 2.550% 2.65% 4/15/36 (d)(e)(g)		12,201,000	12,206,411
Class F, 1 month U.S. LIBOR + 3.500% 3.6% 4/15/36 (d)(e)(g)		4,844,000	4,846,096
Class G, 1 month U.S. LIBOR + 4.500% 4.6% 4/15/36 (d)(e)(g)		2,787,000	2,788,173
CSAIL Commercial Mortgage Trust:
Series 2017-C8 Class D, 4.4591% 6/15/50 (d)(g)		4,297,000	3,689,014
Series 2017-CX10 Class UESD, 4.2366% 10/15/32 (d)(g)		7,129,000	6,965,625
Series 2017-CX9 Class D, 4.146% 9/15/50 (d)(g)		2,539,000	2,107,843
CSMC Trust floater Series 2017-CHOP Class F, 1 month U.S. LIBOR + 4.350% 4.693% 7/15/32 (d)(e)(g)		6,000,000	5,461,292
DBCCRE Mortgage Trust Series 2014-ARCP Class E, 4.9345% 1/10/34 (d)(g)		10,732,000	10,880,315
DBUBS Mortgage Trust:
Series 2011-LC1A Class G, 4.652% 11/10/46 (g)		12,222,000	11,883,295
Series 2011-LC3A Class D, 5.4201% 8/10/44 (d)(g)		3,945,000	3,841,729
Extended Stay America Trust floater Series 2021-ESH:
Class E, 1 month U.S. LIBOR + 2.850% 2.944% 7/15/38 (d)(e)(g)		5,558,000	5,610,232
Class F, 1 month U.S. LIBOR + 3.700% 3.794% 7/15/38 (d)(e)(g)		20,943,000	21,159,488
GPMT, Ltd. / GPMT LLC floater Series 2018-FL1 Class D, 1 month U.S. LIBOR + 2.950% 3.0353% 11/21/35 (d)(e)(g)		2,500,000	2,483,323
GS Mortgage Securities Corp. Trust floater Series 2019-70P Class E, 1 month U.S. LIBOR + 2.200% 2.293% 10/15/36 (d)(e)(g)		7,437,000	7,288,260
GS Mortgage Securities Trust:
floater Series 2018-RIVR Class G, 1 month U.S. LIBOR + 2.600% 2.693% 7/15/35 (d)(e)(g)		3,808,000	3,405,302
Series 2011-GC5:
Class C, 5.1841% 8/10/44 (d)(g)		8,899,000	7,475,160
Class D, 5.1841% 8/10/44 (d)(g)		2,733,635	1,394,209
Class E, 5.1841% 8/10/44 (d)(g)(k)		8,138,000	3,255,363
Class F, 4.5% 8/10/44 (g)(k)		7,897,000	365,075
Series 2012-GC6:
Class C, 5.7598% 1/10/45 (d)(g)		3,560,000	3,603,737
Class D, 5.7598% 1/10/45 (d)(g)		6,590,000	6,356,161
Class E, 5% 1/10/45 (d)(g)		7,432,000	6,309,813
Series 2012-GCJ9:
Class D, 4.7378% 11/10/45 (d)(g)		5,503,000	5,560,162
Class E, 4.7378% 11/10/45 (d)(g)		1,908,000	1,647,744
Series 2013-GC16:
Class D, 5.3106% 11/10/46 (d)(g)		3,708,000	3,721,229
Class F, 3.5% 11/10/46 (g)		7,221,000	5,057,958
Series 2021-RENT Class G, 1 month U.S. LIBOR + 5.700% 5.785% 11/21/35 (d)(e)(g)		20,000,000	20,213,490
Hilton U.S.A. Trust:
Series 2016-HHV Class F, 4.1935% 11/5/38 (d)(g)		9,440,000	9,619,524
Series 2016-SFP Class F, 6.1552% 11/5/35 (g)		7,257,000	7,359,676
IMT Trust Series 2017-APTS:
Class EFX, 3.4966% 6/15/34 (d)(g)		9,213,000	9,355,326
Class FFL, 1 month U.S. LIBOR + 2.850% 2.9431% 6/15/34 (d)(e)(g)		2,752,375	2,742,263
Independence Plaza Trust Series 2018-INDP Class E, 4.996% 7/10/35 (g)		2,896,000	2,864,018
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C23 Class UH5, 4.7094% 9/15/47 (g)		8,640,000	7,679,300
Series 2014-C26 Class D, 3.8788% 1/15/48 (d)(g)		3,398,000	3,365,139
JPMCC Commercial Mortgage Securities Trust Series 2016-JP4 Class D, 3.4181% 12/15/49 (d)(g)		10,126,000	8,802,885
JPMDB Commercial Mortgage Securities Trust:
Series 2016-C4 Class D, 3.0722% 12/15/49 (d)(g)		4,388,000	3,957,805
Series 2018-C8 Class D, 3.2426% 6/15/51 (d)(g)		1,698,000	1,493,087
JPMorgan Chase Commercial Mortgage Securities Trust:
floater:
Series 2018-LAQ:
Class C, 1 month U.S. LIBOR + 1.600% 1.693% 6/15/32 (d)(e)(g)		4,800,000	4,805,945
Class E, 1 month U.S. LIBOR + 3.000% 3.093% 6/15/35 (d)(e)(g)		1,328,800	1,331,278
Series 2021-MHC Class E, 1 month U.S. LIBOR + 2.450% 2.543% 4/15/38 (d)(e)(g)		4,022,000	4,044,616
Series 2011-C3:
Class E, 5.5227% 2/15/46 (d)(g)		13,774,000	5,010,565
Class G, 4.409% 2/15/46 (d)(g)(k)		4,671,000	524,271
Class H, 4.409% 2/15/46 (d)(g)(k)		7,077,000	286,588
Series 2011-C4 Class F, 3.873% 7/15/46 (g)		1,400,000	1,391,399
Series 2012-CBX:
Class C, 4.9893% 6/15/45 (d)		4,479,000	4,278,951
Class E, 4.9893% 6/15/45 (d)(g)		5,892,000	2,885,130
Class F, 4% 6/15/45 (g)(k)		8,192,000	1,637,775
Class G 4% 6/15/45 (g)(k)		4,044,000	390,578
Series 2013-LC11:
Class D, 4.1665% 4/15/46 (d)		7,722,000	5,955,000
Class E, 3.25% 4/15/46 (d)(g)		472,000	307,932
Class F, 3.25% 4/15/46 (d)(g)(k)		2,518,000	1,252,022
Series 2014-DSTY Class E, 3.8046% 6/10/27 (d)(g)		8,161,000	500,122
Series 2018-AON Class F, 4.6132% 7/5/31 (d)(g)		5,039,000	5,075,462
Series 2020-NNN Class FFX, 4.6254% 1/16/37 (g)		2,000,000	2,011,058
KNDL Mortgage Trust floater Series 2019-KNSQ Class E, 1 month U.S. LIBOR + 1.800% 1.893% 5/15/36 (d)(e)(g)		5,000,000	5,003,108
KNDR Trust floater Series 2021-KIND Class F, 1 month U.S. LIBOR + 3.950% 4.15% 8/15/26 (d)(e)(g)		14,155,000	14,155,000
Last Mile Logistics Pan Euro Finance DAC floater Series 2021-1A Class E, 3 month EURIBOR + 2.700% 2.7% 8/17/26 (d)(e)(g)	EUR	4,500,000	5,343,976
LIFE Mortgage Trust floater Series 2021-BMR Class G, 1 month U.S. LIBOR + 2.950% 3.044% 3/15/38 (d)(e)(g)		14,633,000	14,688,563
Merit floater Series 2021-STOR:
Class F, 1 month U.S. LIBOR + 2.300% 2.4% 7/15/38 (d)(e)(g)		7,827,000	7,849,100
Class G, 1 month U.S. LIBOR + 2.750% 2.85% 7/15/38 (d)(e)(g)		5,445,000	5,462,061
MHC Commercial Mortgage Trust floater Series 2021-MHC:
Class F, 1 month U.S. LIBOR + 2.600% 2.6941% 4/15/38 (d)(e)(g)		12,354,000	12,439,093
Class G, 1 month U.S. LIBOR + 3.200% 3.2941% 4/15/38 (d)(e)(g)		14,700,000	14,810,400
MHC Trust floater Series 2021-MHC2 Class F, 1 month U.S. LIBOR + 2.400% 2.493% 5/15/23 (d)(e)(g)		20,000,000	20,024,024
Morgan Stanley BAML Trust:
Series 2012-C6 Class D, 4.6035% 11/15/45 (d)(g)		2,000,000	1,988,937
Series 2012-C6, Class F, 4.6035% 11/15/45 (d)(g)(k)		2,500,000	1,919,886
Series 2013-C12 Class D, 4.7624% 10/15/46 (d)(g)		7,164,000	5,954,874
Series 2013-C13:
Class D, 4.8975% 11/15/46 (d)(g)		6,218,000	5,971,955
Class E, 4.8975% 11/15/46 (d)(g)		3,341,000	2,737,783
Series 2013-C9:
Class C, 4.0223% 5/15/46 (d)		3,302,000	3,400,530
Class D, 4.1103% 5/15/46 (d)(g)		5,137,000	4,703,141
Series 2016-C30 Class D, 3% 9/15/49 (g)		2,726,000	2,045,122
Morgan Stanley Capital I Trust:
Series 1998-CF1 Class G, 7.35% 7/15/32 (d)(g)		85,319	86,259
Series 2011-C2:
Class D, 5.2113% 6/15/44 (d)(g)		4,231,070	4,035,346
Class F, 5.2113% 6/15/44 (d)(g)(k)		4,440,000	2,900,778
Class XB, 0.4273% 6/15/44 (d)(g)(j)		30,091,570	127,736
Series 2011-C3:
Class D, 5.2837% 7/15/49 (d)(g)		7,317,000	7,117,049
Class E, 5.2837% 7/15/49 (d)(g)(k)		3,456,000	2,832,700
Class F, 5.2837% 7/15/49 (d)(g)(k)		5,624,050	3,606,895
Class G, 5.2837% 7/15/49 (d)(g)		5,049,500	2,287,661
Series 2012-C4 Class D, 5.409% 3/15/45 (d)(g)		6,310,000	5,663,599
Series 2015-MS1 Class D, 4.0312% 5/15/48 (d)(g)		10,833,000	9,803,218
Series 2015-UBS8 Class D, 3.18% 12/15/48 (g)		3,051,000	1,794,907
Series 2016-BNK2 Class C, 3% 11/15/49 (g)		2,966,000	2,659,514
Motel 6 Trust floater:
Series 2017-M6MZ, Class M, 1 month U.S. LIBOR + 6.920% 7.0195% 8/15/24 (d)(e)(g)		2,531,816	2,449,818
Series 2017-MTL6, Class F, 1 month U.S. LIBOR + 4.250% 4.343% 8/15/34 (d)(e)(g)		10,881,193	10,894,691
MRCD Mortgage Trust Series 2019-PARK:
Class G, 2.7175% 12/15/36 (g)		2,000,000	1,931,399
Class J, 4.25% 12/15/36 (g)		10,357,000	10,063,357
MSCCG Trust:
floater Series 2018-SELF Class E, 1 month U.S. LIBOR + 2.150% 2.243% 10/15/37 (d)(e)(g)		5,061,000	5,072,030
floater sequential payer Series 2018-SELF Class F, 1 month U.S. LIBOR + 3.050% 3.143% 10/15/37 (d)(e)(g)		7,312,000	7,330,229
MSJP Commercial Securities Mortgage Trust Series 2015-HAUL Class E, 4.851% 9/5/47 (d)(g)		1,500,000	1,194,645
Natixis Commercial Mortgage Securities Trust:
floater Series 2018-FL1:
Class WAN1, 1 month U.S. LIBOR + 2.750% 2.8431% 6/15/35 (d)(e)(g)		1,743,000	1,656,573
Class WAN2, 1 month U.S. LIBOR + 3.750% 3.8431% 6/15/35 (d)(e)(g)		651,000	605,797
Series 2019-1776:
Class E, 3.9017% 10/15/36 (g)		4,000,000	4,013,622
Class F, 4.2988% 10/15/36 (g)		3,454,000	3,331,851
Series 2020-2PAC Class AMZ3, 3.5% 1/15/37 (d)(g)		2,502,675	2,527,262
PKHL Commercial Mortgage Trust floater Series 2021-MF:
Class E, 1 month U.S. LIBOR + 2.600% 2.705% 7/15/38 (d)(e)(g)		7,400,000	7,411,602
Class G, 1 month U.S. LIBOR + 4.350% 4.455% 7/15/38 (d)(e)(g)		5,944,000	5,955,178
Progress Residential Trust Series 2019-SFR3 Class F, 3.867% 9/17/36 (g)		1,000,000	1,024,901
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (g)		3,405,680	3,918,037
ReadyCap Commercial Mortgage Trust floater Series 2019-FL3 Class D, 1 month U.S. LIBOR + 2.900% 2.9893% 3/25/34 (d)(e)(g)		3,401,000	3,234,035
SFO Commercial Mortgage Trust floater Series 2021-555:
Class E, 1 month U.S. LIBOR + 2.900% 2.993% 5/15/38 (d)(e)(g)		4,600,000	4,634,440
Class F, 1 month U.S. LIBOR + 3.650% 3.743% 5/15/38 (d)(e)(g)		3,720,000	3,752,506
SG Commercial Mortgage Securities Trust Series 2020-COVE Class F, 3.7276% 3/15/37 (d)(g)		5,000,000	4,789,135
SREIT Trust floater Series 2021-FLWR Class E, 1 month U.S. LIBOR + 1.920% 2.024% 7/15/36 (d)(e)(g)		11,469,000	11,447,235
TPGI Trust floater Series 2021-DGWD:
Class E, 1 month U.S. LIBOR + 2.350% 2.4431% 6/15/26 (d)(e)(g)		16,537,000	16,575,177
Class G, 1 month U.S. LIBOR + 3.850% 3.9431% 6/15/26 (d)(e)(g)		7,308,000	7,307,979
TTAN floater Series 2021-MHC Class E, 1 month U.S. LIBOR + 2.450% 2.494% 3/15/38 (d)(e)(g)		17,183,000	17,279,778
UBS Commercial Mortgage Trust Series 2012-C1:
Class D, 5.5506% 5/10/45 (d)(g)		2,296,000	2,192,839
Class E, 5% 5/10/45 (d)(g)(k)		6,268,000	3,011,644
Class F, 5% 5/10/45 (d)(g)(k)		2,221,350	325,086
UBS-BAMLL Trust Series 12-WRM Class D, 4.238% 6/10/30 (d)(g)		2,143,000	1,307,737
UBS-Citigroup Commercial Mortgage Trust Series 2011-C1:
Class B, 6.2303% 1/10/45 (d)(g)		2,966,000	2,981,948
Class C, 6.2303% 1/10/45 (d)(g)		4,746,000	4,724,606
VASA Trust:
floater Series 2021-VASA Class G, 1 month U.S. LIBOR + 5.000% 5.093% 7/15/39 (d)(e)(g)		800,000	802,156
floater sequential payer Series 2021-VASA Class F, 1 month U.S. LIBOR + 3.900% 3.993% 7/15/39 (d)(e)(g)		6,685,000	6,701,620
Wells Fargo Commercial Mortgage Trust:
Series 2012-LC5:
Class D, 4.7574% 10/15/45 (d)(g)		12,819,000	13,053,629
Class E, 4.7574% 10/15/45 (d)(g)		8,347,000	8,203,680
Class F, 4.7574% 10/15/45 (d)(g)		2,000,000	1,665,043
Series 2016-BNK1 Class D, 3% 8/15/49 (g)		6,979,000	4,914,407
Series 2016-NXS6 Class D, 3.059% 11/15/49 (g)		5,037,000	4,262,758
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2011-C4I Class G, 4.9641% 6/15/44 (k)		3,955,000	311,072
Series 2011-C3:
Class D, 5.4246% 3/15/44 (d)(g)		1,874,404	913,210
Class E, 5% 3/15/44 (g)		2,966,000	277,024
Series 2011-C5:
Class E, 5.6789% 11/15/44 (d)(g)		5,097,000	5,035,548
Class F, 5.25% 11/15/44 (d)(g)		3,500,000	3,197,962
Class G, 5.25% 11/15/44 (d)(g)		2,000,000	1,779,047
Series 2012-C7:
Class D, 4.8028% 6/15/45 (d)(g)(k)		2,380,000	946,597
Class F, 4.5% 6/15/45 (g)(k)		2,000,000	99,996
Series 2012-C8 Class E, 4.8834% 8/15/45 (d)(g)		2,889,500	2,404,831
Series 2013-C11:
Class D, 4.24% 3/15/45 (d)(g)		5,765,000	5,673,005
Class E, 4.24% 3/15/45 (d)(g)		4,727,000	4,081,493
Series 2013-C13 Class D, 4.1384% 5/15/45 (d)(g)		3,955,000	3,908,221
Series 2013-C16 Class D, 5.0028% 9/15/46 (d)(g)		3,686,000	3,380,516
Series 2013-UBS1 Class D, 5.0395% 3/15/46 (d)(g)		4,538,000	4,830,518
WP Glimcher Mall Trust Series 2015-WPG:
Class PR1, 3.516% 6/5/35 (d)(g)		6,725,000	5,937,515
Class PR2, 3.516% 6/5/35 (d)(g)		2,541,000	2,036,115
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $1,122,831,811)			1,072,062,207

Bank Loan Obligations - 4.8%
COMMUNICATION SERVICES - 0.4%
Wireless Telecommunication Services - 0.4%
SBA Senior Finance II, LLC Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.85% 4/11/25 (d)(e)(l)		23,980,000	23,712,623
CONSUMER DISCRETIONARY - 1.2%
Hotels, Restaurants & Leisure - 1.2%
Caesars Resort Collection LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.842% 12/22/24 (d)(e)(l)		32,070,965	31,685,472
Four Seasons Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 2.092% 11/30/23 (d)(e)(l)		8,640,000	8,572,781
Hilton Grand Vacations Borrower LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 5/20/28 (e)(l)(m)		22,925,000	22,833,300
Playa Resorts Holding BV Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3.75% 4/27/24 (d)(e)(l)		24,784,361	23,793,730
			86,885,283
ENERGY - 0.3%
Energy Equipment & Services - 0.1%
Kestrel Acquisition LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/1/25 (d)(e)(l)		5,823,647	4,940,374
Oil, Gas & Consumable Fuels - 0.2%
Hamilton Projs. Acquiror LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.75% 6/17/27 (d)(e)(l)		18,453,600	18,194,142

TOTAL ENERGY			23,134,516

FINANCIALS - 0.5%
Diversified Financial Services - 0.5%
Agellan Portfolio 9% 8/7/25 (d)(k)(l)		6,611,000	6,677,110
Veritas Multifamily Portfolio 1 month U.S. LIBOR + 8.500% 8.75% 11/15/22 (d)(e)(k)(l)		29,640,000	29,714,100
			36,391,210
INDUSTRIALS - 0.3%
Commercial Services & Supplies - 0.3%
Pilot Travel Centers LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.000% 7/29/28 (e)(k)(l)(m)		19,895,000	19,795,525
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Components - 0.1%
Compass Power Generation LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 12/20/24 (d)(e)(l)		8,175,248	8,054,091
REAL ESTATE - 1.5%
Equity Real Estate Investment Trusts (REITs) - 0.3%
iStar Financial, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8488% 6/28/23 (d)(e)(l)		20,633,214	20,517,255
Real Estate Management & Development - 1.2%
Aragon Junior Mezzanine 1 month U.S. LIBOR + 6.000% 7.25% 1/15/25 (d)(e)(k)(l)		6,397,208	6,413,201
DTZ U.S. Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.842% 8/21/25 (d)(e)(l)		47,119,730	46,379,479
Lightstone Holdco LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 1/30/24 (d)(e)(l)		9,379,338	7,219,464
Tranche C 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 1/30/24 (d)(e)(l)		529,009	407,189
Realogy Group LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3% 2/8/25 (d)(e)(l)		884,794	880,185
VICI Properties, LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.839% 12/22/24 (d)(e)(l)		24,820,000	24,543,505
			85,843,023

TOTAL REAL ESTATE			106,360,278

UTILITIES - 0.5%
Electric Utilities - 0.4%
Granite Generation LLC 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 11/1/26 (d)(e)(l)		5,508,640	5,357,152
Green Energy Partners/Stonewall LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 6.5% 11/13/21 (d)(e)(l)		10,763,386	9,808,135
Tranche B 2LN, term loan 3 month U.S. LIBOR + 5.500% 6.5% 11/13/21 (d)(e)(l)		1,900,633	1,731,952
Lonestar II Generation Holding:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.092% 4/18/26 (d)(e)(l)		9,742,925	9,675,992
Tranche C 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.092% 4/18/26 (d)(e)(l)		1,273,530	1,264,781
			27,838,012
Independent Power and Renewable Electricity Producers - 0.1%
Oregon Clean Energy LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 3/1/26 (d)(e)(l)		5,636,608	5,119,900

TOTAL UTILITIES			32,957,912

TOTAL BANK LOAN OBLIGATIONS
(Cost $343,648,291)			337,291,438

Preferred Securities - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Energy Transfer LP 7.125% (d)		6,000,000	6,293,090
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Crest Dartmouth Street 2003-1 Ltd. Series 2003-1A Class PS, 6/28/38 (g)(k)		1,220,000	122
Thrifts & Mortgage Finance - 0.0%
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (e)(g)(k)		500,000	10,000

TOTAL FINANCIALS			10,122

TOTAL PREFERRED SECURITIES
(Cost $7,297,768)			6,303,212
		Shares	Value

Money Market Funds - 14.1%
Fidelity Cash Central Fund 0.06% (n)		900,061,997	900,242,010
Fidelity Securities Lending Cash Central Fund 0.06% (n)(o)		97,377,320	97,387,058
TOTAL MONEY MARKET FUNDS
(Cost $997,580,401)			997,629,068
TOTAL INVESTMENT IN SECURITIES - 103.5%
(Cost $6,453,714,878)			7,315,044,812
NET OTHER ASSETS (LIABILITIES) - (3.5)%			(245,767,841)
NET ASSETS - 100%			$7,069,276,971

Currency Abbreviations

EUR – European Monetary Unit

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (e) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (f) Amount is stated in United States dollars unless otherwise noted.

 (g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,573,478,452 or 22.3% of net assets.

 (h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (i) Non-income producing - Security is in default.

 (j) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (k) Level 3 security

 (l) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (m) The coupon rate will be determined upon settlement of the loan after period end.

 (n) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (o) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$364,861
Fidelity Securities Lending Cash Central Fund	45,265
Total	$410,126

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$450,090,181	$1,766,368,292	$1,316,174,568	$(8,602)	$(33,293)	$900,242,010	1.3%
Fidelity Securities Lending Cash Central Fund 0.06%	13,013,303	211,764,418	127,390,663	--	--	97,387,058	0.3%
Total	$463,103,484	$1,978,132,710	$1,443,565,231	$(8,602)	$(33,293)	$997,629,068

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Dynex Capital, Inc.	$32,016,448	$--	$17,290,407	$1,528,974	$1,206,459	$3,275,679	$--
Dynex Capital, Inc. Series B, 7.625%	3,741,565	--	3,858,875	97,263	94,813	96,056	--
Dynex Capital, Inc. Series C 6.90%	8,492,612	--	--	481,900	160,633	1,177,046	--
Great Ajax Corp.	14,338,198	--	--	422,490	399,019	7,135,943	21,091,456
Great Ajax Corp. 7.25%	14,735,752	--	--	1,108,239	--	1,131,168	15,866,920
iStar Financial, Inc.	34,898,650	15,414,834	--	--	--	51,029,838	99,011,364
iStar Financial, Inc. Series D, 8.00%	8,600,680	--	--	--	--	1,376,678	9,002,613
iStar Financial, Inc. Series G, 7.65%	8,805,096	474,714	--	--	--	1,851,558	10,125,593
iStar Financial, Inc. Series I, 7.50%	9,411,824	3,857,923	--	--	--	2,501,153	14,635,390
Nexpoint Real Estate Finance, Inc.	6,673,230	--	6,126,676	113,329	(1,847,624)	1,301,070	--
Total	$141,714,055	$19,747,471	$27,275,958	$3,752,195	$13,300	$70,876,189	$169,733,336

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Energy	$47,544,382	$47,544,382	$--	$--
Financials	1,239,305,367	1,212,803,535	26,501,832	--
Industrials	13,246,794	13,246,794	--	--
Real Estate	2,418,079,777	2,380,119,724	37,960,053	--
Utilities	3,708,962	3,708,962	--	--
Corporate Bonds	1,033,619,868	--	1,033,619,868	--
Asset-Backed Securities	146,213,389	--	146,213,118	271
Collateralized Mortgage Obligations	40,348	--	40,348	--
Commercial Mortgage Securities	1,072,062,207	--	1,043,817,585	28,244,622
Bank Loan Obligations	337,291,438	--	274,691,502	62,599,936
Preferred Securities	6,303,212	--	6,293,090	10,122
Money Market Funds	997,629,068	997,629,068	--	--
Total Investments in Securities:	$7,315,044,812	$4,655,052,465	$2,569,137,396	$90,854,951

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$36,517,902
Net Realized Gain (Loss) on Investment Securities	(3,241,444)
Net Unrealized Gain (Loss) on Investment Securities	(3,303,341)
Cost of Purchases	49,460,394
Proceeds of Sales	(15,779,204)
Amortization/Accretion	(171,609)
Transfers into Level 3	31,150,273
Transfers out of Level 3	(3,778,020)
Ending Balance	$90,854,951
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2021	$(6,794,790)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	0.0%
AAA,AA,A	0.5%
BBB	2.3%
BB	8.9%
B	7.7%
CCC,CC,C	1.5%
Not Rated	15.8%
Equities	52.7%
Short-Term Investments and Net Other Assets	10.6%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2021
Assets
Investment in securities, at value (including securities loaned of $94,827,959) — See accompanying schedule: Unaffiliated issuers (cost $5,337,550,295)	$6,147,682,408
Fidelity Central Funds (cost $997,580,401)	997,629,068
Other affiliated issuers (cost $118,584,182)	169,733,336
Total Investment in Securities (cost $6,453,714,878)		$7,315,044,812
Cash		208,319
Foreign currency held at value (cost $1)		1
Receivable for investments sold		4,795,304
Receivable for fund shares sold		8,217,657
Dividends receivable		3,565,900
Interest receivable		21,688,883
Distributions receivable from Fidelity Central Funds		51,745
Prepaid expenses		4,598
Other receivables		68,252
Total assets		7,353,645,471
Liabilities
Payable for investments purchased
Regular delivery	$170,961,747
Delayed delivery	4,015,000
Payable for fund shares redeemed	7,801,099
Accrued management fee	3,009,267
Distribution and service plan fees payable	190,382
Other affiliated payables	906,378
Other payables and accrued expenses	99,502
Collateral on securities loaned	97,385,125
Total liabilities		284,368,500
Net Assets		$7,069,276,971
Net Assets consist of:
Paid in capital		$6,208,659,197
Total accumulated earnings (loss)		860,617,774
Net Assets		$7,069,276,971
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($384,382,278 ÷ 28,630,636 shares)(a)		$13.43
Maximum offering price per share (100/96.00 of $13.43)		$13.99
Class M:
Net Asset Value and redemption price per share ($57,337,698 ÷ 4,269,930 shares)(a)		$13.43
Maximum offering price per share (100/96.00 of $13.43)		$13.99
Class C:
Net Asset Value and offering price per share ($120,072,460 ÷ 9,091,998 shares)(a)		$13.21
Real Estate Income:
Net Asset Value, offering price and redemption price per share ($2,777,242,997 ÷ 205,389,225 shares)		$13.52
Class I:
Net Asset Value, offering price and redemption price per share ($2,810,475,414 ÷ 208,718,010 shares)		$13.47
Class Z:
Net Asset Value, offering price and redemption price per share ($919,766,124 ÷ 68,302,330 shares)		$13.47

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2021
Investment Income
Dividends (including $3,752,195 earned from other affiliated issuers)		$93,670,683
Interest		121,930,327
Income from Fidelity Central Funds (including $45,265 from security lending)		410,126
Total income		216,011,136
Expenses
Management fee	$30,451,743
Transfer agent fees	8,421,367
Distribution and service plan fees	2,313,615
Accounting fees	1,398,385
Custodian fees and expenses	48,286
Independent trustees' fees and expenses	24,233
Registration fees	240,928
Audit	102,512
Legal	11,333
Miscellaneous	28,247
Total expenses before reductions	43,040,649
Expense reductions	(113,052)
Total expenses after reductions		42,927,597
Net investment income (loss)		173,083,539
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	62,911,343
Fidelity Central Funds	(8,602)
Other affiliated issuers	13,300
Foreign currency transactions	(31,857)
Total net realized gain (loss)		62,884,184
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	1,066,279,535
Fidelity Central Funds	(33,293)
Other affiliated issuers	70,876,189
Assets and liabilities in foreign currencies	348
Total change in net unrealized appreciation (depreciation)		1,137,122,779
Net gain (loss)		1,200,006,963
Net increase (decrease) in net assets resulting from operations		$1,373,090,502

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2021	Year ended July 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$173,083,539	$236,682,431
Net realized gain (loss)	62,884,184	(30,131,403)
Change in net unrealized appreciation (depreciation)	1,137,122,779	(768,878,290)
Net increase (decrease) in net assets resulting from operations	1,373,090,502	(562,327,262)
Distributions to shareholders	(214,833,122)	(314,618,976)
Share transactions - net increase (decrease)	605,814,975	40,706,105
Total increase (decrease) in net assets	1,764,072,355	(836,240,133)
Net Assets
Beginning of period	5,305,204,616	6,141,444,749
End of period	$7,069,276,971	$5,305,204,616

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Real Estate Income Fund Class A

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$11.02	$12.43	$11.99	$12.32	$12.25
Income from Investment Operations
Net investment income (loss)A	.33	.45	.51	.47	.49
Net realized and unrealized gain (loss)	2.53	(1.25)	.65	(.22)	.14
Total from investment operations	2.86	(.80)	1.16	.25	.63
Distributions from net investment income	(.42)B	(.44)	(.51)	(.45)	(.48)
Distributions from net realized gain	(.03)B	(.16)	(.21)	(.13)	(.08)
Total distributions	(.45)	(.61)C	(.72)	(.58)	(.56)
Redemption fees added to paid in capitalA	–	–	–	–D	–D
Net asset value, end of period	$13.43	$11.02	$12.43	$11.99	$12.32
Total ReturnE,F	26.64%	(6.88)%	10.15%	2.13%	5.37%
Ratios to Average Net AssetsG,H
Expenses before reductions	.99%	1.01%	1.01%	1.02%	1.03%
Expenses net of fee waivers, if any	.99%	1.01%	1.01%	1.02%	1.03%
Expenses net of all reductions	.99%	1.00%	1.01%	1.01%	1.02%
Net investment income (loss)	2.75%	3.85%	4.29%	3.98%	4.08%
Supplemental Data
Net assets, end of period (000 omitted)	$384,382	$324,031	$325,296	$297,722	$355,400
Portfolio turnover rateI	26%	32%J	17%	27%	22%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Real Estate Income Fund Class M

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$11.02	$12.43	$11.99	$12.32	$12.26
Income from Investment Operations
Net investment income (loss)A	.33	.45	.51	.47	.49
Net realized and unrealized gain (loss)	2.53	(1.26)	.65	(.22)	.13
Total from investment operations	2.86	(.81)	1.16	.25	.62
Distributions from net investment income	(.42)B	(.44)	(.51)	(.45)	(.48)
Distributions from net realized gain	(.03)B	(.16)	(.21)	(.13)	(.08)
Total distributions	(.45)	(.60)	(.72)	(.58)	(.56)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$13.43	$11.02	$12.43	$11.99	$12.32
Total ReturnD,E	26.62%	(6.89)%	10.12%	2.10%	5.26%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.01%	1.03%	1.04%	1.04%	1.06%
Expenses net of fee waivers, if any	1.01%	1.03%	1.04%	1.04%	1.06%
Expenses net of all reductions	1.01%	1.03%	1.04%	1.04%	1.05%
Net investment income (loss)	2.73%	3.82%	4.26%	3.95%	4.05%
Supplemental Data
Net assets, end of period (000 omitted)	$57,338	$49,387	$60,540	$55,175	$64,158
Portfolio turnover rateH	26%	32%I	17%	27%	22%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Real Estate Income Fund Class C

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$10.88	$12.28	$11.85	$12.20	$12.14
Income from Investment Operations
Net investment income (loss)A	.24	.36	.42	.38	.40
Net realized and unrealized gain (loss)	2.48	(1.23)	.64	(.22)	.13
Total from investment operations	2.72	(.87)	1.06	.16	.53
Distributions from net investment income	(.36)B	(.36)	(.42)	(.37)	(.39)
Distributions from net realized gain	(.03)B	(.16)	(.21)	(.13)	(.08)
Total distributions	(.39)	(.53)C	(.63)	(.51)C	(.47)
Redemption fees added to paid in capitalA	–	–	–	–D	–D
Net asset value, end of period	$13.21	$10.88	$12.28	$11.85	$12.20
Total ReturnE,F	25.64%	(7.50)%	9.34%	1.31%	4.54%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.74%	1.76%	1.76%	1.76%	1.78%
Expenses net of fee waivers, if any	1.74%	1.76%	1.76%	1.76%	1.78%
Expenses net of all reductions	1.74%	1.76%	1.76%	1.76%	1.78%
Net investment income (loss)	2.00%	3.09%	3.54%	3.23%	3.32%
Supplemental Data
Net assets, end of period (000 omitted)	$120,072	$150,653	$210,156	$227,458	$287,598
Portfolio turnover rateI	26%	32%J	17%	27%	22%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Real Estate Income Fund

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$11.09	$12.50	$12.05	$12.38	$12.31
Income from Investment Operations
Net investment income (loss)A	.37	.48	.54	.51	.52
Net realized and unrealized gain (loss)	2.53	(1.25)	.66	(.22)	.14
Total from investment operations	2.90	(.77)	1.20	.29	.66
Distributions from net investment income	(.44)B	(.48)	(.54)	(.48)	(.51)
Distributions from net realized gain	(.03)B	(.16)	(.21)	(.13)	(.08)
Total distributions	(.47)	(.64)	(.75)	(.62)C	(.59)
Redemption fees added to paid in capitalA	–	–	–	–D	–D
Net asset value, end of period	$13.52	$11.09	$12.50	$12.05	$12.38
Total ReturnE	26.88%	(6.58)%	10.47%	2.40%	5.60%
Ratios to Average Net AssetsF,G
Expenses before reductions	.72%	.73%	.75%	.75%	.78%
Expenses net of fee waivers, if any	.72%	.73%	.75%	.75%	.78%
Expenses net of all reductions	.72%	.73%	.75%	.75%	.77%
Net investment income (loss)	3.02%	4.12%	4.55%	4.24%	4.33%
Supplemental Data
Net assets, end of period (000 omitted)	$2,777,243	$2,205,319	$2,691,820	$2,531,397	$2,630,901
Portfolio turnover rateH	26%	32%I	17%	27%	22%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Real Estate Income Fund Class I

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$11.04	$12.45	$12.01	$12.34	$12.27
Income from Investment Operations
Net investment income (loss)A	.37	.48	.54	.51	.52
Net realized and unrealized gain (loss)	2.53	(1.25)	.65	(.22)	.14
Total from investment operations	2.90	(.77)	1.19	.29	.66
Distributions from net investment income	(.44)B	(.47)	(.54)	(.49)	(.51)
Distributions from net realized gain	(.03)B	(.16)	(.21)	(.13)	(.08)
Total distributions	(.47)	(.64)C	(.75)	(.62)	(.59)
Redemption fees added to paid in capitalA	–	–	–	–D	–D
Net asset value, end of period	$13.47	$11.04	$12.45	$12.01	$12.34
Total ReturnE	27.03%	(6.62)%	10.43%	2.41%	5.66%
Ratios to Average Net AssetsF,G
Expenses before reductions	.71%	.74%	.75%	.75%	.76%
Expenses net of fee waivers, if any	.71%	.74%	.74%	.75%	.76%
Expenses net of all reductions	.71%	.74%	.74%	.75%	.76%
Net investment income (loss)	3.03%	4.11%	4.55%	4.25%	4.34%
Supplemental Data
Net assets, end of period (000 omitted)	$2,810,475	$1,782,594	$2,386,308	$2,142,260	$1,951,293
Portfolio turnover rateH	26%	32%I	17%	27%	22%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Real Estate Income Fund Class Z

Years ended July 31,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$11.04	$12.45	$11.74
Income from Investment Operations
Net investment income (loss)B	.38	.49	.47
Net realized and unrealized gain (loss)	2.53	(1.25)	.67
Total from investment operations	2.91	(.76)	1.14
Distributions from net investment income	(.45)C	(.49)	(.42)
Distributions from net realized gain	(.03)C	(.16)	(.02)
Total distributions	(.48)	(.65)	(.43)D
Net asset value, end of period	$13.47	$11.04	$12.45
Total ReturnE,F	27.15%	(6.50)%	10.00%
Ratios to Average Net AssetsG,H
Expenses before reductions	.60%	.62%	.62%I
Expenses net of fee waivers, if any	.60%	.62%	.62%I
Expenses net of all reductions	.60%	.61%	.62%I
Net investment income (loss)	3.14%	4.24%	4.71%I
Supplemental Data
Net assets, end of period (000 omitted)	$919,766	$793,220	$467,324
Portfolio turnover rateJ	26%	32%K	17%

 A For the period October 2, 2018 (commencement of sale of shares) to July 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions per share do not sum due to rounding.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2021

1. Organization.

Fidelity Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Real Estate Income, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations and commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Asset-back Securities	$ 271	Recovery value	Recovery value	0.0%	Increase
		Discounted cash flow	Yield	6.8%	Decrease
Commercial Mortgage Securities	$28,244,622	Discounted cash flow	Yield	10.0% - 199.0% / 49.1%	Decrease
		Indicative market bid	Evaluated bid	$5.00 - $64.13 / $50.54	Increase
Preferred Securities	$10,122	Indicative market bid	Evaluated bid	$0.00 - $2.00 / $1.98	Increase
Bank Loan Obligations	$62,599,936	Discounted cash flow	Yield	7.5% - 9.2% / 8.6%	Decrease
		Indicative market bid	Evaluated bid	$99.50	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2021, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. For certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), changes in estimated cash flows are periodically evaluated and the estimated yield is adjusted on a prospective basis, resulting in increases or decreases to Interest Income in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to equity-debt classifications, certain conversion ratio adjustments, passive foreign investment companies (PFIC), market discount, foreign currency transactions, partnership and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,033,100,232
Gross unrealized depreciation	(182,041,673)
Net unrealized appreciation (depreciation)	$851,058,559
Tax Cost	$6,463,986,253

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$9,708,576
Net unrealized appreciation (depreciation) on securities and other investments	$851,058,952

The tax character of distributions paid was as follows:

	July 31, 2021	July 31, 2020
Ordinary Income	$201,926,110	$ 235,626,525
Long-term Capital Gains	12,907,012	78,992,451
Total	$214,833,122	$ 314,618,976

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Real Estate Income Fund	1,859,114,025	1,403,785,515

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$827,733	$22,105
Class M	-%	.25%	128,549	133
Class C	.75%	.25%	1,357,333	116,190
			$2,313,615	$138,428

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$41,188
Class M	4,608
Class C(a)	7,826
$53,622

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$596,071.18
Class M	105,185.20
Class C	249,670.18
Real Estate Income	3,735,871.16
Class I	3,416,054.15
Class Z	318,516.04
	$8,421,367

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Real Estate Income Fund	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Real Estate Income Fund	$23,999

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Real Estate Income Fund	35,124,474	7,174,375

Prior Fiscal Year Affiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Real Estate Income Fund	5,621,404	12,315,468	71,229,507	Real Estate Income and Class I

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Real Estate Income Fund	$10,828

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Real Estate Income Fund	$5,454	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $55,272 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $1,687.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $56,093.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2021	Year ended July 31, 2020
Fidelity Real Estate Income Fund
Distributions to shareholders
Class A	$12,331,880	$16,800,423
Class M	1,887,965	2,986,781
Class C	4,798,344	8,903,773
Real Estate Income	81,764,089	123,469,997
Class I	86,521,059	124,750,021
Class Z	27,529,785	37,707,981
Total	$214,833,122	$314,618,976

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2021	Year ended July 31, 2020	Year ended July 31, 2021	Year ended July 31, 2020
Fidelity Real Estate Income Fund
Class A
Shares sold	8,136,569	15,823,808	$101,075,219	$191,280,675
Reinvestment of distributions	801,826	1,297,338	9,213,403	15,857,157
Shares redeemed	(9,710,895)	(13,892,033)	(115,179,123)	(150,346,336)
Net increase (decrease)	(772,500)	3,229,113	$(4,890,501)	$56,791,496
Class M
Shares sold	487,991	824,443	$6,084,348	$9,998,224
Reinvestment of distributions	162,222	241,612	1,864,757	2,949,239
Shares redeemed	(860,551)	(1,455,093)	(10,214,340)	(15,879,636)
Net increase (decrease)	(210,338)	(389,038)	$(2,265,235)	$(2,932,173)
Class C
Shares sold	989,182	2,587,714	$12,002,432	$31,014,372
Reinvestment of distributions	411,102	684,373	4,669,922	8,286,994
Shares redeemed	(6,160,079)	(6,528,756)	(73,385,638)	(70,751,926)
Net increase (decrease)	(4,759,795)	(3,256,669)	$(56,713,284)	$(31,450,560)
Real Estate Income
Shares sold	74,411,219	94,882,819	$925,077,942	$1,065,881,914
Reinvestment of distributions	6,329,008	8,576,887	73,049,209	105,168,710
Shares redeemed	(74,275,882)	(119,906,772)	(890,231,669)	(1,382,675,657)
Net increase (decrease)	6,464,345	(16,447,066)	$107,895,482	$(211,625,033)
Class I
Shares sold	103,155,973	86,049,187	$1,245,278,753	$1,004,030,203
Reinvestment of distributions	6,802,374	8,675,341	78,374,070	106,049,306
Shares redeemed	(62,658,053)	(124,939,225)	(740,583,076)	(1,352,340,746)
Net increase (decrease)	47,300,294	(30,214,697)	$583,069,747	$(242,261,237)
Class Z
Shares sold	33,570,549	81,818,897	$409,694,150	$961,480,276
Reinvestment of distributions	1,849,171	2,404,207	21,304,595	29,213,996
Shares redeemed	(38,953,817)	(49,917,594)	(452,279,979)	(518,510,660)
Net increase (decrease)	(3,534,097)	34,305,510	$(21,281,234)	$472,183,612

11. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Real Estate Income Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Income Fund (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 13, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 314 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2021 to July 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Expenses Paid During Period-B February 1, 2021 to July 31, 2021
Fidelity Real Estate Income Fund
Class A	.98%
Actual		$1,000.00	$1,142.00	$5.20
Hypothetical-C		$1,000.00	$1,019.93	$4.91
Class M	1.00%
Actual		$1,000.00	$1,142.00	$5.31
Hypothetical-C		$1,000.00	$1,019.84	$5.01
Class C	1.74%
Actual		$1,000.00	$1,137.80	$9.22
Hypothetical-C		$1,000.00	$1,016.17	$8.70
Real Estate Income	.71%
Actual		$1,000.00	$1,143.00	$3.77
Hypothetical-C		$1,000.00	$1,021.27	$3.56
Class I	.70%
Actual		$1,000.00	$1,143.70	$3.72
Hypothetical-C		$1,000.00	$1,021.32	$3.51
Class Z	.60%
Actual		$1,000.00	$1,144.20	$3.19
Hypothetical-C		$1,000.00	$1,021.82	$3.01

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Real Estate Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Real Estate Income Fund
Class A	09/07/21	09/03/21	$0.007	$0.020
Class M	09/07/21	09/03/21	$0.006	$0.020
Class C	09/07/21	09/03/21	$0.000	$0.020
Real Estate Income	09/07/21	09/03/21	$0.015	$0.020
Class I	09/07/21	09/03/21	$0.014	$0.020
Class Z	09/07/21	09/03/21	$0.019	$0.020

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2021, $22,656,775, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.05% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $113,239,439 of distributions paid in the calendar year 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $95,046,171 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

Class A designates 0%, 1%, 0%, and 0%; Class M designates 0%, 1%, 0%, and 0%; Class C designates 0%, 1%, 0%, and 0%; Real Estate Income designates 0%, 1%, 100%, and 100%; Class I designates 0%, 1%, 100%, and 100%; and Class Z designates 0%, 1%, 100%, and 100%; of the dividends distributed in September, December, March, and June, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 1%, 3%, 0%, and 0%; Class M designates 1%, 3%, 0%, and 0%; Class C designates 1%, 3%, 0%, and 0%; Real Estate Income designates 1%, 3%, 100%, and 100%; Class I designates 1%, 3%, 87%, and 100%; and Class Z designates 1%, 3%, 44%, and 42%; of the dividends distributed in September, December, March, and June, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Class A designates 14%, 69%, 0%, and 0%; Class M designates 14%, 69%, 0%, and 0%; Class C designates 18%, 76%, 0%, and 0%; Real Estate Income designates 13%, 67%, 0%, and 0%; Class I designates 13%, 67%, 14%, and 0%; and Class Z designates 13%, 66%, 57%, and 59%; of the dividends distributed in September, December, March, June, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in March 2019. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management change.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Real Estate Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Real Estate Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of a representative class of the fund compared to competitive fund median expenses. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total expense ratio of the retail class ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

REI-ANN-0921
1.788862.118

Fidelity® Series Real Estate Income Fund

Annual Report

July 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2021	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series Real Estate Income Fund	24.48%	7.15%	8.48%

 A From October 20, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Real Estate Income Fund on October 20, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$22,187	Fidelity® Series Real Estate Income Fund
$44,084	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  As the fiscal year ending July 31, 2021 progressed, the fundamental backdrop improved for most commercial property types, reflecting investors’ mounting optimism that new vaccines for COVID-19 would help resolve the pandemic and bring about a return to normal life – even as late-period uncertainty mounted with the rapid spread of the delta variant of the coronavirus. Real estate sectors such as retail and lodging, among the hardest hit early in the pandemic, benefited from stronger demand as shopping and travel activity recovered. Demand for office properties remained uncertain, though, reflecting more people working from home and employers’ decision to delay employees’ return to the office amid the spread of delta. For the 12-month period, real estate investment trust (REIT) common stocks, as measured by the FTSE® NAREIT® All REITs Index, gained 34.55%, while real estate preferred stocks rose 17.79%, according to the MSCI REIT Preferred Index. Meanwhile, real estate bonds, captured by the ICE BofA® US Real Estate Index – a market-capitalization-weighted measure of investment-grade corporate debt in the domestic real estate sector – gained 4.17%. Although bonds in all credit-quality tiers gained in value, those issues with lower credit ratings tended to fare best, reflecting investors’ willingness to accept added credit risk in exchange for enhanced return opportunity.

Comments from Portfolio Manager William Maclay:  For the fiscal year, the fund gained 24.48%, significantly outperforming the 12.39% advance of the Fidelity Series Real Estate Income Composite Index℠. The Composite index is a 40/50/10 blend of the MSCI REIT Preferred Index, the ICE BofA® U.S. Real Estate Index and the FTSE® NAREIT® All REITs Index. We were pleased with the fund's result the past 12 months, as our willingness to remain patient with many of our holdings during a brief but extraordinarily challenging period of underperformance early in the pandemic and prior to this reporting period in February and March 2020 set the stage for us to make back all of the fund's lost value and more during these 12 months. Compared with the Composite index, security selection across all three categories we invest in – real estate common stocks, preferred stocks and bonds – was the main driver. Our bond investments, which comprise high-yield and investment-grade real estate debt and commercial mortgage-backed securities (CMBS), fared especially well. We primarily attribute this outperformance to our willingness to prioritize credit risk over interest rate risk, which added value as credit spreads narrowed and rates rose. Among preferred stocks, our reduced interest rate sensitivity, combined with a focus on higher-yielding securities, led to strong security selection. Our real estate common stock holdings further contributed. Asset allocation, led by a big overweight in real estate common stocks, also helped, while a corresponding underweight in the lagging real estate bond category further added value. Underweighting real estate preferred stocks modestly detracted, as did some of our individual CMBS holdings tied to credit-challenged retail projects. Of final note, a cash allocation of about 5% of assets, on average, weighed on relative performance in a positive market environment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  After more than 26 years of service, Mark Snyderman retired from Fidelity on June 30, 2021, at which time Co-Portfolio Manager Bill Maclay assumed sole management responsibilities for the fund.

Investment Summary (Unaudited)

Top Five Stocks as of July 31, 2021

% of fund's net assets
Equity Lifestyle Properties, Inc.	2.1
American Tower Corp.	2.1
Mid-America Apartment Communities, Inc.	1.6
Annaly Capital Management, Inc. Series F, 6.95%	1.3
Two Harbors Investment Corp. Series B, 7.625%	1.2
8.3

Top 5 Bonds as of July 31, 2021

% of fund's net assets
Redwood Trust, Inc. 5.625% 7/15/24	1.2
RWT Holdings, Inc. 5.75% 10/1/25	1.1
Senior Housing Properties Trust 4.75% 5/1/24	0.8
Western Asset Mortgage Capital Corp. 6.75% 10/1/22	0.7
iStar Financial, Inc. 4.75% 10/1/24	0.7
4.5

Top Five REIT Sectors as of July 31, 2021

% of fund's net assets
REITs - Mortgage	26.7
REITs - Diversified	14.6
REITs - Management/Investment	5.4
REITs - Health Care	4.3
REITs - Apartments	2.9

Asset Allocation (% of fund's net assets)

As of July 31, 2021*
Stocks	49.0%
Bonds	35.4%
Convertible Securities	8.5%
Other Investments	3.1%
Short-Term Investments and Net Other Assets (Liabilities)	4.0%

 * Foreign investments - 1.4%

Schedule of Investments July 31, 2021

Showing Percentage of Net Assets

Common Stocks - 16.7%
	Shares	Value
FINANCIALS - 2.4%
Mortgage Real Estate Investment Trusts - 2.4%
BrightSpire Capital, Inc.	32,737	$311,329
Broadmark Realty Capital, Inc.	131,700	1,365,729
Chimera Investment Corp.	54,700	805,184
Dynex Capital, Inc.	82,036	1,431,528
Ellington Residential Mortgage REIT	8,800	97,944
Great Ajax Corp.	281,246	3,566,199
MFA Financial, Inc.	1,731,000	8,083,770
New Residential Investment Corp.	866,400	8,456,064
Redwood Trust, Inc.	37,800	448,686
		24,566,433
REAL ESTATE - 14.3%
Equity Real Estate Investment Trusts (REITs) - 14.3%
Acadia Realty Trust (SBI)	146,500	3,135,100
American Homes 4 Rent Class A	72,400	3,040,800
American Tower Corp.	77,100	21,803,880
Apartment Income (REIT) Corp.	64,924	3,417,599
AvalonBay Communities, Inc.	9,200	2,096,036
Crown Castle International Corp.	44,700	8,631,123
Digital Realty Trust, Inc.	40,100	6,181,816
Digitalbridge Group, Inc. (a)	313,799	2,184,041
Douglas Emmett, Inc.	49,800	1,663,320
Easterly Government Properties, Inc.	92,100	2,090,670
Equinix, Inc.	8,100	6,645,321
Equity Lifestyle Properties, Inc.	261,000	21,871,790
Extra Space Storage, Inc.	6,400	1,114,496
Gaming & Leisure Properties	49,104	2,324,583
Healthcare Trust of America, Inc.	90,350	2,583,107
Invitation Homes, Inc.	34,600	1,407,528
iStar Financial, Inc.	390,487	9,461,500
Lamar Advertising Co. Class A	25,100	2,675,660
Lexington Corporate Properties Trust	603,422	7,934,999
Mid-America Apartment Communities, Inc.	88,214	17,034,123
Monmouth Real Estate Investment Corp. Class A	183,495	3,493,745
NexPoint Residential Trust, Inc.	16,100	949,095
Public Storage	5,500	1,718,640
Retail Value, Inc.	24,066	588,173
Sabra Health Care REIT, Inc.	142,800	2,654,652
SITE Centers Corp.	146,700	2,326,662
Terreno Realty Corp.	28,480	1,946,893
UMH Properties, Inc.	37,800	879,984
Ventas, Inc.	73,655	4,403,096
Washington REIT (SBI)	120,300	2,922,087
Weyerhaeuser Co.	28,400	957,932
		150,138,451
TOTAL COMMON STOCKS
(Cost $93,188,240)		174,704,884

Preferred Stocks - 34.0%
Convertible Preferred Stocks - 1.7%
FINANCIALS - 1.0%
Mortgage Real Estate Investment Trusts - 1.0%
Great Ajax Corp. 7.25%	310,550	8,058,773
Ready Capital Corp. 7.00%	73,475	1,933,862
		9,992,635
REAL ESTATE - 0.7%
Equity Real Estate Investment Trusts (REITs) - 0.6%
Braemar Hotels & Resorts, Inc. 5.50%	18,883	413,538
Lexington Corporate Properties Trust Series C, 6.50%	71,519	4,324,270
RLJ Lodging Trust Series A, 1.95% (a)	38,950	1,107,738
Wheeler REIT, Inc. 8.75% (a)	7,372	126,508
		5,972,054
Real Estate Management & Development - 0.1%
Landmark Infrastructure Partners LP 3 month U.S. LIBOR + 4.690% 6.856% (a)(b)(c)	57,650	1,475,840
TOTAL REAL ESTATE		7,447,894

TOTAL CONVERTIBLE PREFERRED STOCKS		17,440,529

Nonconvertible Preferred Stocks - 32.3%
ENERGY - 0.7%
Oil, Gas& Consumable Fuels - 0.7%
DCP Midstream Partners LP:
7.95% (b)	36,975	924,005
Series B, 7.875% (b)	34,150	860,068
Enbridge, Inc.:
Series 1, 5 year U.S. Treasury Index + 3.140% 5.949% (b)(c)	99,425	2,213,201
Series L, 5 year U.S. Treasury Index + 3.150% 4.959% (b)(c)	19,600	409,640
Energy Transfer LP 7.60% (b)	100,525	2,521,167
Global Partners LP:
9.75% (b)	1,825	50,047
Series B, 9.50%	12,200	333,548
		7,311,676
FINANCIALS - 20.0%
Mortgage Real Estate Investment Trusts - 20.0%
Acres Commercial Realty Corp. 8.625% (b)	16,193	408,873
AG Mortgage Investment Trust, Inc.:
8.00%	144,509	3,628,621
8.25%	1,725	43,229
Series C, 8.00% (b)	103,493	2,558,347
AGNC Investment Corp.:
6.125% (b)	144,800	3,670,680
6.875% (b)	130,650	3,396,900
Series C, 7.00% (b)	319,899	8,451,732
Series E, 6.50% (b)	380,250	9,787,635
Annaly Capital Management, Inc.:
6.75% (b)	163,400	4,307,224
Series F, 6.95% (b)	515,600	13,457,160
Series G, 6.50% (b)	235,110	6,131,669
Arbor Realty Trust, Inc. Series D, 6.375%	13,800	353,211
Arlington Asset Investment Corp.:
6.625%	39,038	976,711
8.25% (b)	22,175	556,814
Armour Residential REIT, Inc. Series C 7.00%	16,500	438,570
Capstead Mortgage Corp. Series E, 7.50%	132,416	3,356,746
Cherry Hill Mortgage Investment Corp.:
8.25% (b)	56,575	1,449,452
Series A, 8.20%	64,250	1,654,438
Chimera Investment Corp.:
8.00% (b)	230,700	6,009,735
Series A, 8.00%	38,500	979,825
Series B, 8.00% (b)	472,958	12,353,663
Series C, 7.75% (b)	333,766	8,611,163
Dynex Capital, Inc. Series C 6.90% (b)	173,400	4,501,464
Ellington Financial LLC 6.75% (b)	153,222	3,939,338
Invesco Mortgage Capital, Inc.:
7.50% (b)	485,181	12,250,820
Series B, 7.75% (b)	301,379	7,525,434
MFA Financial, Inc.:
6.50% (b)	415,300	9,634,960
Series B, 7.50%	195,649	4,934,542
New Residential Investment Corp.:
7.125% (b)	427,786	10,801,597
Series A, 7.50% (b)	415,696	10,675,073
Series C, 6.375% (b)	129,446	3,047,159
New York Mortgage Trust, Inc.:
Series B, 7.75%	81,977	2,063,837
Series D, 8.00% (b)	78,000	1,982,760
PennyMac Mortgage Investment Trust:
8.125% (b)	106,075	2,813,109
Series B, 8.00% (b)	276,005	7,457,986
Ready Capital Corp.:
5.75%	120,000	3,118,800
6.50%	5,600	142,800
Series C, 6.20%	136,450	3,614,561
Two Harbors Investment Corp.:
Series A, 8.125% (b)	292,032	7,721,326
Series B, 7.625% (b)	503,172	12,881,203
Series C, 7.25% (b)	312,649	7,816,225
		209,505,392
Real Estate Management & Development - 0.0%
Brookfield Properties Corp. Series EE, 5.10% (b)	7,675	148,136
TOTAL FINANCIALS		209,653,528
REAL ESTATE - 11.5%
Equity Real Estate Investment Trusts (REITs) - 11.4%
American Finance Trust, Inc.:
7.50%	193,698	5,229,846
Series C 7.375%	205,000	5,412,000
American Homes 4 Rent:
6.25%	18,925	525,169
Series F, 5.875%	47,683	1,243,782
Series G, 5.875%	37,050	975,156
Armada Hoffler Properties, Inc. 6.75%	33,250	908,390
Ashford Hospitality Trust, Inc.:
Series D, 8.45% (a)	50,274	1,332,764
Series F, 7.375% (a)	66,735	1,751,794
Series G, 7.375% (a)	34,229	898,511
Series H, 7.50% (a)	35,575	934,200
Series I, 7.50% (a)	58,911	1,532,275
Bluerock Residential Growth (REIT), Inc.:
Series C, 7.625%	44,175	1,133,531
Series D, 7.125%	31,900	807,070
Braemar Hotels & Resorts, Inc. Series D, 8.25%	35,150	930,069
Cedar Realty Trust, Inc.:
Series B, 7.25%	40,856	1,041,011
Series C, 6.50%	53,500	1,374,415
Centerspace Series C, 6.625%	57,700	1,524,434
City Office REIT, Inc. Series A, 6.625%	27,525	706,567
CTO Realty Growth, Inc. 6.375% (a)	20,000	515,600
DiamondRock Hospitality Co. 8.25%	34,900	1,037,577
Digitalbridge Group, Inc.:
Series G, 7.50%	242,148	6,090,022
Series H, 7.125%	318,173	8,056,140
Series I, 7.15%	285,785	7,293,233
Series J, 7.15%	345,049	8,871,210
Farmland Partners, Inc. Series B, 6.00%	117,050	3,078,415
Gladstone Commercial Corp.:
6.625%	41,125	1,098,864
Series G, 6.00%	81,700	2,183,024
Gladstone Land Corp. Series D, 5.00%	60,000	1,557,000
Global Medical REIT, Inc. Series A, 7.50%	27,461	724,970
Global Net Lease, Inc.:
Series A, 7.25%	129,625	3,417,278
Series B 6.875%	47,200	1,266,848
Healthcare Trust, Inc. Series A 7.375%	28,000	700,280
Hersha Hospitality Trust:
Series C, 6.875%	550	13,514
Series D, 6.50%	42,250	993,720
iStar Financial, Inc.:
Series D, 8.00%	76,856	2,031,304
Series G, 7.65%	145,700	3,817,340
Series I, 7.50%	303,323	8,031,993
Monmouth Real Estate Investment Corp. Series C, 6.125%	99,636	2,529,758
National Storage Affiliates Trust Series A, 6.00%	12,325	331,419
Pebblebrook Hotel Trust:
6.30%	53,702	1,369,401
6.375%	55,192	1,396,496
Series C, 6.50%	73,405	1,845,402
Series D, 6.375%	55,989	1,408,123
Series H, 5.70% (a)	104,200	2,639,386
Pennsylvania (REIT):
Series B, 7.375% (a)	56,533	598,119
Series C, 7.20% (a)	9,575	102,453
Series D, 6.875% (a)	27,400	281,946
Plymouth Industrial REIT, Inc. Series A, 7.50%	30,350	805,173
Prologis (REIT), Inc. Series Q, 8.54%	16,850	1,213,200
QTS Realty Trust, Inc. Series A, 7.125%	32,825	837,366
Rexford Industrial Realty, Inc.:
Series A, 5.875%	26,500	666,740
Series B, 5.875%	50,000	1,312,500
Series C, 5.625%	11,775	328,876
Saul Centers, Inc.:
Series D, 6.125%	15,958	422,887
Series E, 6.00%	13,475	368,137
Seritage Growth Properties Series A, 7.00%	1,050	26,373
Sotherly Hotels, Inc.:
Series B, 8.00% (a)	12,750	245,438
Series C, 7.875% (a)	19,300	351,260
Spirit Realty Capital, Inc. Series A, 6.00%	16,575	434,597
Summit Hotel Properties, Inc.:
Series D, 6.45%	42,350	1,078,655
Series E, 6.25%	52,384	1,388,176
Sunstone Hotel Investors, Inc.:
Series F, 6.45%	16,950	426,423
Series H, 6.125%	20,000	536,600
UMH Properties, Inc.:
Series C, 6.75%	78,695	2,068,892
Series D, 6.375%	49,775	1,315,056
Urstadt Biddle Properties, Inc.:
Series H, 6.25%	51,175	1,356,138
Series K 5.875%	28,775	761,962
VEREIT, Inc. Series F, 6.70%	95,774	2,393,392
		119,879,660
Real Estate Management & Development - 0.1%
Brookfield Property Partners LP:
5.75%	7,000	170,310
6.50%	5,875	149,401
Landmark Infrastructure Partners LP Series B, 7.90%	22,125	564,188
		883,899
TOTAL REAL ESTATE		120,763,559
UTILITIES - 0.1%
Multi-Utilities - 0.1%
Brookfield Infrastructure Partners LP Series 5, 5.35% (b)	35,775	725,766

TOTAL NONCONVERTIBLE PREFERRED STOCKS		338,454,529

TOTAL PREFERRED STOCKS
(Cost $328,284,972)		355,895,058
	Principal Amount	Value

Corporate Bonds - 21.6%
Convertible Bonds - 6.8%
FINANCIALS - 6.4%
Mortgage Real Estate Investment Trusts - 6.4%
Arbor Realty Trust, Inc. 4.75% 11/1/22	4,274,000	4,744,140
Blackstone Mortgage Trust, Inc. 4.75% 3/15/23	1,644,000	1,692,334
Granite Point Mortgage Trust, Inc.:
5.625% 12/1/22 (d)	2,696,000	2,667,355
6.375% 10/1/23	1,901,000	1,900,050
KKR Real Estate Finance Trust, Inc. 6.125% 5/15/23	4,821,000	5,100,128
MFA Financial, Inc. 6.25% 6/15/24	4,363,000	4,434,117
New York Mortgage Trust, Inc. 6.25% 1/15/22	28,000	28,287
PennyMac Corp.:
5.5% 11/1/24	7,066,000	7,114,579
5.5% 3/15/26 (d)	250,000	253,125
Redwood Trust, Inc.:
4.75% 8/15/23	3,555,000	3,563,888
5.625% 7/15/24	12,460,000	12,709,200
RWT Holdings, Inc. 5.75% 10/1/25	11,771,000	11,962,867
Two Harbors Investment Corp. 6.25% 1/15/26	3,400,000	3,489,420
Western Asset Mortgage Capital Corp. 6.75% 10/1/22	7,971,000	7,687,330
		67,346,820
REAL ESTATE - 0.4%
Equity Real Estate Investment Trusts (REITs) - 0.4%
Digitalbridge Group, Inc. 5% 4/15/23	3,687,000	3,762,251

TOTAL CONVERTIBLE BONDS		71,109,071

Nonconvertible Bonds - 14.8%
COMMUNICATION SERVICES - 0.5%
Media - 0.5%
Clear Channel Outdoor Holdings, Inc.:
7.5% 6/1/29 (d)	1,275,000	1,323,527
7.75% 4/15/28 (d)	4,000,000	4,171,280
		5,494,807
CONSUMER DISCRETIONARY - 2.6%
Hotels, Restaurants & Leisure - 0.4%
Hilton Grand Vacations Borrower Escrow LLC 4.875% 7/1/31 (d)	1,000,000	980,883
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc. 6.125% 12/1/24	460,000	478,975
Marriott Ownership Resorts, Inc.:
4.5% 6/15/29 (d)	1,000,000	1,006,250
6.5% 9/15/26	15,000	15,556
Times Square Hotel Trust 8.528% 8/1/26 (d)	1,474,390	1,603,038
		4,084,702
Household Durables - 2.2%
Adams Homes, Inc. 7.5% 2/15/25 (d)	1,550,000	1,623,625
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co.:
4.625% 8/1/29 (d)(e)	605,000	606,676
6.75% 8/1/25 (d)	4,354,000	4,500,948
9.875% 4/1/27 (d)	3,780,000	4,205,250
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp.:
4.875% 2/15/30 (d)	255,000	254,417
6.25% 9/15/27 (d)	1,467,000	1,549,225
Century Communities, Inc. 6.75% 6/1/27	1,770,000	1,879,722
LGI Homes, Inc. 4% 7/15/29 (d)	2,110,000	2,140,300
M/I Homes, Inc. 5.625% 8/1/25	1,518,000	1,559,745
New Home Co., Inc. 7.25% 10/15/25 (d)	1,495,000	1,590,650
Picasso Finance Sub, Inc. 6.125% 6/15/25 (d)	648,000	686,880
TRI Pointe Homes, Inc. 5.25% 6/1/27	2,042,000	2,215,570
		22,813,008
TOTAL CONSUMER DISCRETIONARY		26,897,710
ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
EG Global Finance PLC:
6.75% 2/7/25 (d)	1,250,000	1,279,688
8.5% 10/30/25 (d)	305,000	319,488
Global Partners LP/GLP Finance Corp. 7% 8/1/27	2,045,000	2,137,393
		3,736,569
FINANCIALS - 0.2%
Diversified Financial Services - 0.2%
Brixmor Operating Partnership LP 3.85% 2/1/25	1,753,000	1,912,822
HEALTH CARE - 0.9%
Health Care Providers & Services - 0.9%
Sabra Health Care LP:
3.9% 10/15/29	1,011,000	1,080,353
4.8% 6/1/24	1,267,000	1,389,956
5.125% 8/15/26	6,615,000	7,515,763
		9,986,072
INDUSTRIALS - 0.1%
Trading Companies & Distributors - 0.1%
Williams Scotsman International, Inc. 4.625% 8/15/28 (d)	750,000	772,500
REAL ESTATE - 10.1%
Equity Real Estate Investment Trusts (REITs) - 7.4%
American Homes 4 Rent LP 4.25% 2/15/28	2,000,000	2,294,191
CBL & Associates LP:
4.6% 10/15/24 (f)	3,930,000	2,220,450
5.25% 12/1/23 (f)	3,629,000	2,050,385
5.95% 12/15/26 (f)	2,551,000	1,444,504
CTR Partnership LP/CareTrust Capital Corp. 3.875% 6/30/28 (d)	1,000,000	1,025,770
Global Net Lease, Inc. / Global Net Lease Operating Partnership LP 3.75% 12/15/27 (d)	925,000	919,576
GLP Capital LP/GLP Financing II, Inc. 5.25% 6/1/25	2,375,000	2,682,088
iStar Financial, Inc.:
4.25% 8/1/25	3,200,000	3,317,792
4.75% 10/1/24	7,120,000	7,547,200
5.5% 2/15/26	3,015,000	3,150,675
MPT Operating Partnership LP/MPT Finance Corp.:
4.625% 8/1/29	1,506,000	1,621,209
5% 10/15/27	4,237,000	4,485,034
Office Properties Income Trust:
4.15% 2/1/22	2,117,000	2,140,978
4.25% 5/15/24	946,000	1,014,331
4.5% 2/1/25	3,695,000	4,006,865
Omega Healthcare Investors, Inc.:
4.5% 4/1/27	483,000	544,418
4.75% 1/15/28	1,616,000	1,848,224
4.95% 4/1/24	659,000	717,656
5.25% 1/15/26	22,000	25,209
RLJ Lodging Trust LP 3.75% 7/1/26 (d)	1,000,000	1,012,500
Senior Housing Properties Trust:
4.75% 5/1/24	8,480,000	8,755,600
4.75% 2/15/28	5,067,000	5,117,670
9.75% 6/15/25	2,000,000	2,207,500
Service Properties Trust:
4.65% 3/15/24	1,556,000	1,583,230
5% 8/15/22	859,000	870,588
7.5% 9/15/25	1,480,000	1,668,700
Uniti Group LP / Uniti Group Finance, Inc. 6.5% 2/15/29 (d)	4,000,000	4,054,240
Uniti Group, Inc. 7.875% 2/15/25 (d)	1,000,000	1,065,000
VEREIT Operating Partnership LP:
3.1% 12/15/29	1,000,000	1,087,171
4.6% 2/6/24	1,757,000	1,912,132
4.875% 6/1/26	1,593,000	1,848,121
VICI Properties, Inc. 4.625% 12/1/29 (d)	1,095,000	1,171,650
WP Carey, Inc.:
4% 2/1/25	422,000	461,986
4.25% 10/1/26	459,000	519,727
XHR LP 6.375% 8/15/25 (d)	750,000	799,830
		77,192,200
Real Estate Management & Development - 2.7%
DTZ U.S. Borrower LLC 6.75% 5/15/28 (d)	875,000	940,406
Five Point Operation Co. LP 7.875% 11/15/25 (d)	3,734,000	3,911,365
Forestar Group, Inc. 3.85% 5/15/26 (d)	1,000,000	1,010,000
Greystar Real Estate Partners 5.75% 12/1/25 (d)	3,430,000	3,497,331
Howard Hughes Corp.:
4.125% 2/1/29 (d)	3,000,000	2,972,550
5.375% 8/1/28 (d)	1,345,000	1,424,019
Kennedy-Wilson, Inc. 4.75% 3/1/29	4,000,000	4,105,000
Mattamy Group Corp. 5.25% 12/15/27 (d)	2,855,000	2,968,743
Mid-America Apartments LP 3.75% 6/15/24	356,000	383,833
Realogy Group LLC/Realogy Co-Issuer Corp. 5.75% 1/15/29 (d)	2,500,000	2,621,875
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.875% 6/15/27 (d)	202,000	227,957
6.625% 7/15/27 (d)	1,427,000	1,523,323
Washington Prime Group LP 6.45% 8/15/24 (f)	5,316,000	3,220,645
		28,807,047
TOTAL REAL ESTATE		105,999,247

TOTAL NONCONVERTIBLE BONDS		154,799,727

TOTAL CORPORATE BONDS
(Cost $220,266,289)		225,908,798

Asset-Backed Securities - 2.6%
American Homes 4 Rent:
Series 2014-SFR3 Class E, 6.418% 12/17/36 (d)	1,841,000	2,019,375
Series 2015-SFR2:
Class E, 6.07% 10/17/52 (d)	1,624,000	1,836,332
Class XS, 0% 10/17/52 (b)(d)(g)(h)	908,034	9
Conseco Finance Securitizations Corp.:
Series 2002-1 Class M2, 9.546% 12/1/33	1,216,000	1,238,402
Series 2002-2 Class M2, 9.163% 3/1/33	1,517,778	1,439,940
Diamond Infrastructure Funding LLC Series 2021-1A Class C, 3.475% 4/15/49 (d)	1,005,000	1,009,691
DigitalBridge Issuer, LLC / DigitalBridge Co.-Issuer, LLC Series 2021-1A Class A2, 3.933% 9/25/51 (d)	1,000,000	1,008,648
FirstKey Homes Trust Series 2021-SFR1 Class F1, 3.238% 8/17/38 (d)	1,250,000	1,263,250
GPMT Ltd. Series 2019-FL2 Class D, 1 month U.S. LIBOR + 2.950% 3.0353% 2/22/36 (b)(c)(d)	358,000	355,511
Green Tree Financial Corp.:
Series 1996-4 Class M1, 7.75% 6/15/27 (b)	4,589	4,811
Series 1997-3 Class M1, 7.53% 3/15/28	37,319	38,426
Home Partners of America Trust:
Series 2017-1 Class F, 1 month U.S. LIBOR + 3.530% 3.628% 7/17/34 (b)(c)(d)	2,115,000	2,112,420
Series 2018-1 Class F, 1 month U.S. LIBOR + 2.350% 2.44% 7/17/37 (b)(c)(d)	604,000	602,589
Series 2021-1 Class F, 3.325% 9/19/41 (d)	500,000	502,251
Kref Ltd. Series 2018-FL1 Class D, 1 month U.S. LIBOR + 2.550% 2.6411% 6/15/36 (b)(c)(d)	440,000	440,550
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class M2, 7.17% 4/15/40	1,823,818	1,359,156
Progress Residential Trust:
Series 2018-SFR3 Class F, 5.368% 10/17/35 (d)	588,000	594,071
Series 2019-SFR4 Class F, 3.684% 10/17/36 (d)	1,000,000	1,025,734
Series 2020-SFR1 Class H, 5.268% 4/17/37 (d)	588,000	599,330
Series 2021-SFR2 Class H, 4.998% 4/19/38 (d)	1,533,000	1,535,391
Series 2021-SFR6:
Class F, 3.5775% 7/17/38 (d)	1,449,000	1,460,579
Class G, 4.185% 7/17/38 (d)	749,000	755,694
Tricon American Homes:
Series 2017-SFR1 Class F, 5.151% 9/17/34 (d)	1,632,000	1,651,224
Series 2017-SFR2 Class F, 5.104% 1/17/36 (d)	628,000	649,061
Series 2018-SFR1 Class F, 4.96% 5/17/37 (d)	1,386,000	1,458,923
VB-S1 Issuer LLC Series 2018-1A Class F, 5.25% 2/15/48 (d)	2,044,000	2,085,257
TOTAL ASSET-BACKED SECURITIES
(Cost $26,862,209)		27,046,625

Commercial Mortgage Securities - 18.0%
ALEN Mortgage Trust floater Series 2021-ACEN Class F, 1 month U.S. LIBOR + 5.000% 5.093% 4/15/34 (b)(c)(d)	616,000	616,186
Ashford Hospitality Trust floater Series 2018-ASHF Class E, 1 month U.S. LIBOR + 3.100% 3.193% 4/15/35 (b)(c)(d)	905,000	878,793
BANK:
Series 2017-BNK4 Class D, 3.357% 5/15/50 (d)	625,000	599,644
Series 2017-BNK8 Class E, 2.8% 11/15/50 (d)	1,848,000	1,336,944
Series 2018-BN12 Class D, 3% 5/15/61 (d)	318,000	281,839
BCP Trust floater Series 2021-330N Class F, 1 month U.S. LIBOR + 4.630% 4.727% 6/15/38 (b)(c)(d)	1,000,000	992,699
Benchmark Mortgage Trust:
sequential payer Series 2019-B14:
Class 225D, 3.2943% 12/15/62 (b)(d)	573,000	551,694
Class 225E, 3.2943% 12/15/62 (b)(d)	859,000	779,062
Series 2020-B18 Class AGNG, 4.3885% 7/15/53 (b)(d)	2,058,000	2,036,502
BHP Trust floater Series 2019-BXHP Class F, 1 month U.S. LIBOR + 2.930% 3.031% 8/15/36 (b)(c)(d)	1,050,000	1,049,199
BX Commercial Mortgage Trust:
floater:
Series 2018-BIOA Class F, 1 month U.S. LIBOR + 2.470% 2.5641% 3/15/37 (b)(c)(d)	2,000,000	2,005,608
Series 2019-CALM Class E, 1 month U.S. LIBOR + 2.000% 2.093% 11/15/32 (b)(c)(d)	1,071,000	1,070,999
Series 2020-BXLP Class G, 1 month U.S. LIBOR + 2.500% 2.593% 12/15/36 (b)(c)(d)	935,413	936,585
Series 2021-FOX Class F, 1 month U.S. LIBOR + 4.250% 4.343% 11/15/32 (b)(c)(d)	982,411	987,954
Series 2021-VINO Class G, 1 month U.S. LIBOR + 3.950% 4.0453% 5/15/38 (b)(c)(d)	3,499,000	3,542,706
Series 2020-VIVA:
Class D, 3.5488% 3/11/44 (b)(d)	1,505,000	1,577,890
Class E, 3.5488% 3/11/44 (b)(d)	968,000	981,965
BX Trust:
floater:
Series 2018-IND:
Class G, 1 month U.S. LIBOR + 2.050% 2.143% 11/15/35 (b)(c)(d)	1,190,700	1,192,941
Class H, 1 month U.S. LIBOR + 3.000% 3.093% 11/15/35 (b)(c)(d)	1,157,800	1,160,341
Series 2019-ATL Class E, 1 month U.S. LIBOR + 2.230% 2.3296% 10/15/36 (b)(c)(d)	1,000,000	987,510
Series 2019-IMC Class G, 1 month U.S. LIBOR + 3.600% 3.693% 4/15/34 (b)(c)(d)	819,000	807,747
Series 2019-XL Class J, 1 month U.S. LIBOR + 2.650% 2.743% 10/15/36 (b)(c)(d)	1,674,737	1,679,467
Series 2021-SOAR Class G, 2.893% 6/15/38 (b)(d)	1,000,000	1,007,463
Series 2019-OC11 Class E, 4.0755% 12/9/41 (b)(d)	4,330,000	4,616,627
CALI Mortgage Trust Series 2019-101C Class F, 4.3244% 3/10/39 (b)(d)	651,000	630,042
CAMB Commercial Mortgage Trust floater Series 2019-LIFE Class G, 1 month U.S. LIBOR + 3.250% 3.343% 12/15/37 (b)(c)(d)	1,021,000	1,025,143
CD Mortgage Trust Series 2017-CD3 Class D, 3.25% 2/10/50 (d)	2,226,000	1,822,953
CGMS Commercial Mortgage Trust Series 2017-MDRB:
Class D, 1 month U.S. LIBOR + 3.250% 3.343% 7/15/30 (b)(c)(d)	69,000	66,021
Class E, 1 month U.S. LIBOR + 3.870% 3.9645% 7/15/30 (b)(c)(d)	1,229,000	1,133,496
CHC Commercial Mortgage Trust floater Series 2019-CHC Class F, 1 month U.S. LIBOR + 2.600% 2.7012% 6/15/34 (b)(c)(d)	992,754	930,016
Citigroup Commercial Mortgage Trust:
Series 2013-GC15 Class D, 5.1795% 9/10/46 (b)(d)	2,496,000	2,528,501
Series 2016-C3 Class D, 3% 11/15/49 (d)	2,990,000	2,428,278
COMM Mortgage Trust:
floater Series 2018-HCLV:
Class F, 1 month U.S. LIBOR + 3.050% 3.143% 9/15/33 (b)(c)(d)	735,000	664,149
Class G, 1 month U.S. LIBOR + 5.050% 5.1493% 9/15/33 (b)(c)(d)	735,000	629,189
sequential payer Series 2013-LC6 Class E, 3.5% 1/10/46 (d)	1,299,000	960,169
Series 2012-CR1:
Class C, 5.354% 5/15/45 (b)	3,011,000	2,892,138
Class D, 5.354% 5/15/45 (b)(d)	1,917,000	1,675,963
Class G, 2.462% 5/15/45 (d)(h)	1,133,000	409,955
Series 2012-LC4 Class C, 5.5534% 12/10/44 (b)	802,000	721,855
Series 2013-CR10 Class D, 4.9003% 8/10/46 (b)(d)	1,756,000	1,787,492
Series 2013-LC6 Class D, 4.309% 1/10/46 (b)(d)	2,732,000	2,703,101
Series 2014-UBS2 Class D, 5.004% 3/10/47 (b)(d)	537,000	539,540
Series 2017-CD4 Class D, 3.3% 5/10/50 (d)	1,192,000	1,128,450
Series 2019-CD4 Class C, 4.3497% 5/10/50 (b)	1,006,000	1,099,744
COMM Trust Series 2017-COR2 Class D, 3% 9/10/50 (d)	31,000	29,654
Commercial Mortgage Trust pass-thru certificates Series 2012-CR2:
Class D, 4.8306% 8/15/45 (b)(d)	836,000	796,163
Class F, 4.25% 8/15/45 (d)	783,000	543,924
Credit Suisse Commercial Mortgage Trust floater Series 2021-SOP2 Class F, 1 month U.S. LIBOR + 4.210% 4.31% 6/15/34 (c)(d)	1,000,000	997,500
Credit Suisse Mortgage Trust:
floater:
Series 2019-ICE4 Class F, 1 month U.S. LIBOR + 2.650% 2.743% 5/15/36 (b)(c)(d)	3,233,000	3,250,647
Series 2019-SKLZ Class D, 1 month U.S. LIBOR + 3.600% 3.693% 1/15/34 (b)(c)(d)	1,430,000	1,410,845
Series 2020-NET:
Class E, 3.7042% 8/15/37 (b)(d)	500,000	521,801
Class F, 3.7042% 8/15/37 (b)(d)	1,057,000	1,083,196
CRSNT Trust floater Series 2021-MOON Class E, 1 month U.S. LIBOR + 2.550% 2.65% 4/15/36 (b)(c)(d)	1,000,000	1,000,444
CSAIL Commercial Mortgage Trust:
Series 2017-C8 Class D, 4.4591% 6/15/50 (b)(d)	1,766,000	1,516,127
Series 2017-CX10 Class UESD, 4.2366% 10/15/32 (b)(d)	1,287,000	1,257,506
Series 2017-CX9 Class D, 4.146% 9/15/50 (b)(d)	461,000	382,716
CSMC Trust floater Series 2017-CHOP Class F, 1 month U.S. LIBOR + 4.350% 4.693% 7/15/32 (b)(c)(d)	2,493,000	2,269,167
DBCCRE Mortgage Trust Series 2014-ARCP Class E, 4.9345% 1/10/34 (b)(d)	2,168,000	2,197,962
DBGS Mortgage Trust Series 2018-C1 Class C, 4.6346% 10/15/51 (b)	1,000,000	1,092,499
DBUBS Mortgage Trust:
Series 2011-LC1A Class G, 4.652% 11/10/46 (d)	2,778,000	2,701,014
Series 2011-LC3A Class D, 5.4201% 8/10/44 (b)(d)	728,000	708,943
Extended Stay America Trust floater Series 2021-ESH:
Class E, 1 month U.S. LIBOR + 2.850% 2.944% 7/15/38 (b)(c)(d)	881,000	889,279
Class F, 1 month U.S. LIBOR + 3.700% 3.794% 7/15/38 (b)(c)(d)	3,283,000	3,316,936
GPMT, Ltd. / GPMT LLC floater Series 2018-FL1 Class D, 1 month U.S. LIBOR + 2.950% 3.0353% 11/21/35 (b)(c)(d)	1,500,000	1,489,994
GS Mortgage Securities Trust:
floater Series 2018-RIVR Class G, 1 month U.S. LIBOR + 2.600% 2.693% 7/15/35 (b)(c)(d)	669,000	598,253
Series 2011-GC5:
Class C, 5.1841% 8/10/44 (b)(d)	101,000	84,840
Class D, 5.1841% 8/10/44 (b)(d)	759,236	387,226
Class E, 5.1841% 8/10/44 (b)(d)(h)	848,000	339,217
Class F, 4.5% 8/10/44 (d)(h)	677,000	31,297
Series 2012-GC6:
Class C, 5.7598% 1/10/45 (b)(d)	2,440,000	2,469,977
Class D, 5.7598% 1/10/45 (b)(d)	1,891,000	1,823,900
Class E, 5% 1/10/45 (b)(d)	2,889,000	2,452,779
Series 2012-GCJ9:
Class D, 4.7378% 11/10/45 (b)(d)	1,569,000	1,585,298
Class E, 4.7378% 11/10/45 (b)(d)	355,000	306,577
Series 2013-GC16:
Class D, 5.3106% 11/10/46 (b)(d)	3,292,000	3,303,745
Class F, 3.5% 11/10/46 (d)	1,510,000	1,057,681
Series 2016-GS2 Class D, 2.753% 5/10/49 (d)	1,964,000	1,878,604
Series 2021-RENT Class G, 1 month U.S. LIBOR + 5.700% 5.785% 11/21/35 (b)(c)(d)	5,000,000	5,053,373
Hilton U.S.A. Trust:
Series 2016-HHV Class F, 4.1935% 11/5/38 (b)(d)	2,015,000	2,053,320
Series 2016-SFP Class F, 6.1552% 11/5/35 (d)	3,277,000	3,323,365
IMT Trust Series 2017-APTS:
Class EFX, 3.4966% 6/15/34 (b)(d)	1,693,000	1,719,154
Class FFL, 1 month U.S. LIBOR + 2.850% 2.9431% 6/15/34 (b)(c)(d)	467,531	465,813
Independence Plaza Trust Series 2018-INDP Class E, 4.996% 7/10/35 (d)	504,000	498,434
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C23 Class UH5, 4.7094% 9/15/47 (d)	1,624,000	1,443,424
Series 2014-C26 Class D, 3.8788% 1/15/48 (b)(d)	602,000	596,178
JPMCC Commercial Mortgage Securities Trust Series 2016-JP4 Class D, 3.4181% 12/15/49 (b)(d)	1,924,000	1,672,600
JPMDB Commercial Mortgage Securities Trust:
Series 2016-C4 Class D, 3.0722% 12/15/49 (b)(d)	1,308,000	1,179,765
Series 2018-C8 Class D, 3.2426% 6/15/51 (b)(d)	302,000	265,555
JPMorgan Chase Commercial Mortgage Securities Trust:
floater Series 2018-LAQ:
Class C, 1 month U.S. LIBOR + 1.600% 1.693% 6/15/32 (b)(c)(d)	1,600,000	1,601,982
Class E, 1 month U.S. LIBOR + 3.000% 3.093% 6/15/35 (b)(c)(d)	15,200	15,228
Series 2011-C3:
Class E, 5.5227% 2/15/46 (b)(d)	3,467,000	1,261,190
Class G, 4.409% 2/15/46 (b)(d)(h)	1,680,000	188,563
Class H, 4.409% 2/15/46 (b)(d)(h)	1,320,000	53,454
Series 2011-C4 Class E, 5.5279% 7/15/46 (b)(d)	1,390,000	1,393,283
Series 2012-CBX:
Class C, 4.9893% 6/15/45 (b)	1,291,000	1,233,339
Class E, 4.9893% 6/15/45 (b)(d)	1,078,000	527,863
Class G 4% 6/15/45 (d)(h)	805,000	77,749
Series 2013-LC11:
Class D, 4.1665% 4/15/46 (b)	1,316,000	1,014,864
Class F, 3.25% 4/15/46 (b)(d)(h)	482,000	239,664
Series 2014-DSTY Class E, 3.8046% 6/10/27 (b)(d)	924,000	56,625
Series 2018-AON Class F, 4.6132% 7/5/31 (b)(d)	961,000	967,954
Series 2020-NNN Class FFX, 4.6254% 1/16/37 (d)	1,406,000	1,413,774
LIFE Mortgage Trust floater Series 2021-BMR Class G, 1 month U.S. LIBOR + 2.950% 3.044% 3/15/38 (b)(c)(d)	2,247,000	2,255,532
Merit floater Series 2021-STOR:
Class F, 1 month U.S. LIBOR + 2.300% 2.4% 7/15/38 (b)(c)(d)	250,000	250,706
Class G, 1 month U.S. LIBOR + 2.750% 2.85% 7/15/38 (b)(c)(d)	250,000	250,783
MHC Commercial Mortgage Trust floater Series 2021-MHC Class F, 1 month U.S. LIBOR + 2.600% 2.6941% 4/15/38 (b)(c)(d)	1,000,000	1,006,888
Morgan Stanley BAML Trust:
Series 2012-C6 Class D, 4.6035% 11/15/45 (b)(d)	2,000,000	1,988,937
Series 2012-C6, Class F, 4.6035% 11/15/45 (b)(d)(h)	1,000,000	767,954
Series 2013-C12 Class D, 4.7624% 10/15/46 (b)(d)	1,500,000	1,246,833
Series 2013-C13:
Class D, 4.8975% 11/15/46 (b)(d)	2,994,000	2,875,528
Class E, 4.8975% 11/15/46 (b)(d)	659,000	540,018
Series 2013-C9 Class C, 4.0223% 5/15/46 (b)	625,000	643,650
Series 2016-C30 Class D, 3% 9/15/49 (d)	522,000	391,619
Morgan Stanley Capital I Trust:
Series 1998-CF1 Class G, 7.35% 7/15/32 (b)(d)	59,795	60,453
Series 2011-C2:
Class D, 5.2113% 6/15/44 (b)(d)	1,870,876	1,784,332
Class F, 5.2113% 6/15/44 (b)(d)(h)	1,467,000	958,433
Class XB, 0.4273% 6/15/44 (b)(d)(g)	24,391,809	103,541
Series 2011-C3:
Class C, 5.2837% 7/15/49 (b)(d)	2,446,000	2,435,832
Class D, 5.2837% 7/15/49 (b)(d)	83,000	80,732
Class E, 5.2837% 7/15/49 (b)(d)(h)	652,000	534,410
Class F, 5.2837% 7/15/49 (b)(d)(h)	636,000	407,888
Class G, 5.2837% 7/15/49 (b)(d)	979,600	443,805
Series 2012-C4 Class D, 5.409% 3/15/45 (b)(d)	1,640,000	1,471,997
Series 2015-MS1 Class D, 4.0312% 5/15/48 (b)(d)	2,045,000	1,850,603
Series 2015-UBS8 Class D, 3.18% 12/15/48 (d)	642,000	377,689
Series 2016-BNK2 Class C, 3% 11/15/49 (d)	2,346,000	2,103,580
Motel 6 Trust floater:
Series 2017-M6MZ, Class M, 1 month U.S. LIBOR + 6.920% 7.0195% 8/15/24 (b)(c)(d)	431,667	417,687
Series 2017-MTL6, Class F, 1 month U.S. LIBOR + 4.250% 4.343% 8/15/34 (b)(c)(d)	1,990,071	1,992,539
MRCD Mortgage Trust Series 2019-PARK Class J, 4.25% 12/15/36 (d)	2,716,000	2,638,996
MSCCG Trust floater Series 2018-SELF Class E, 1 month U.S. LIBOR + 2.150% 2.243% 10/15/37 (b)(c)(d)	939,000	941,047
MSJP Commercial Securities Mortgage Trust Series 2015-HAUL Class E, 4.851% 9/5/47 (b)(d)	1,000,000	796,430
Natixis Commercial Mortgage Securities Trust:
floater Series 2018-FL1:
Class WAN1, 1 month U.S. LIBOR + 2.750% 2.8431% 6/15/35 (b)(c)(d)	315,000	299,381
Class WAN2, 1 month U.S. LIBOR + 3.750% 3.8431% 6/15/35 (b)(c)(d)	113,725	105,828
Series 2019-1776 Class F, 4.2988% 10/15/36 (d)	1,894,500	1,827,502
PKHL Commercial Mortgage Trust floater Series 2021-MF:
Class E, 1 month U.S. LIBOR + 2.600% 2.705% 7/15/38 (b)(c)(d)	500,000	500,784
Class G, 1 month U.S. LIBOR + 4.350% 4.455% 7/15/38 (b)(c)(d)	500,000	500,940
Progress Residential Trust Series 2019-SFR3 Class F, 3.867% 9/17/36 (d)	1,000,000	1,024,901
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (d)	935,427	1,076,154
ReadyCap Commercial Mortgage Trust floater Series 2019-FL3 Class D, 1 month U.S. LIBOR + 2.900% 2.9893% 3/25/34 (b)(c)(d)	599,000	569,593
SG Commercial Mortgage Securities Trust Series 2019-PREZ Class F, 3.4771% 9/15/39 (b)(d)	2,000,000	1,885,934
SREIT Trust floater Series 2021-FLWR Class E, 1 month U.S. LIBOR + 1.920% 2.024% 7/15/36 (b)(c)(d)	500,000	499,051
TPGI Trust floater Series 2021-DGWD:
Class E, 1 month U.S. LIBOR + 2.350% 2.4431% 6/15/26 (b)(c)(d)	1,386,000	1,389,200
Class G, 1 month U.S. LIBOR + 3.850% 3.9431% 6/15/26 (b)(c)(d)	1,176,000	1,175,997
UBS Commercial Mortgage Trust Series 2012-C1:
Class D, 5.5506% 5/10/45 (b)(d)	492,000	469,894
Class E, 5% 5/10/45 (b)(d)(h)	1,236,000	593,872
Class F, 5% 5/10/45 (b)(d)(h)	399,000	58,392
UBS-BAMLL Trust Series 12-WRM Class D, 4.238% 6/10/30 (b)(d)	1,817,000	1,108,800
UBS-Citigroup Commercial Mortgage Trust Series 2011-C1 Class B, 6.2303% 1/10/45 (b)(d)	34,000	34,183
Wells Fargo Commercial Mortgage Trust:
Series 2012-LC5:
Class D, 4.7574% 10/15/45 (b)(d)	637,000	648,659
Class E, 4.7574% 10/15/45 (b)(d)	1,539,000	1,512,575
Class F, 4.7574% 10/15/45 (b)(d)	774,000	644,372
Series 2016-BNK1 Class D, 3% 8/15/49 (d)	1,260,000	887,255
Series 2016-NXS6 Class D, 3.059% 11/15/49 (d)	963,000	814,976
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2011-C4I Class G, 4.9641% 6/15/44 (h)	45,000	3,539
Series 2011-C3:
Class D, 5.4246% 3/15/44 (b)(d)	3,141,502	1,530,540
Class E, 5% 3/15/44 (d)	34,000	3,176
Series 2011-C5:
Class C, 5.6789% 11/15/44 (b)(d)	1,250,000	1,251,478
Class E, 5.6789% 11/15/44 (b)(d)	903,000	892,113
Class F, 5.25% 11/15/44 (b)(d)	2,000,000	1,827,407
Class G, 5.25% 11/15/44 (b)(d)	1,000,000	889,523
Series 2012-C7 Class D, 4.8028% 6/15/45 (b)(d)(h)	620,000	246,592
Series 2012-C8 Class E, 4.8834% 8/15/45 (b)(d)	557,000	463,572
Series 2013-C11:
Class D, 4.24% 3/15/45 (b)(d)	65,000	63,963
Class E, 4.24% 3/15/45 (b)(d)	53,000	45,762
Series 2013-C13 Class D, 4.1384% 5/15/45 (b)(d)	45,000	44,468
Series 2013-C16 Class D, 5.0028% 9/15/46 (b)(d)	715,000	655,743
Series 2013-UBS1 Class D, 5.0395% 3/15/46 (b)(d)	910,000	968,658
WP Glimcher Mall Trust Series 2015-WPG:
Class PR1, 3.516% 6/5/35 (b)(d)	1,168,000	1,031,229
Class PR2, 3.516% 6/5/35 (b)(d)	459,000	367,799
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $193,755,771)		189,079,031

Bank Loan Obligations - 3.1%
COMMUNICATION SERVICES - 0.4%
Wireless Telecommunication Services - 0.4%
SBA Senior Finance II, LLC Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.85% 4/11/25 (b)(c)(i)	4,317,071	4,268,935
CONSUMER DISCRETIONARY - 0.7%
Hotels, Restaurants & Leisure - 0.7%
Caesars Resort Collection LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.842% 12/22/24 (b)(c)(i)	1,482,015	1,464,201
Four Seasons Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 2.092% 11/30/23 (b)(c)(i)	1,310,000	1,299,808
Hilton Grand Vacations Borrower LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 5/20/28 (c)(i)(j)	670,000	667,320
Playa Resorts Holding BV Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3.75% 4/27/24 (b)(c)(i)	3,867,839	3,713,241
		7,144,570
ENERGY - 0.4%
Energy Equipment & Services - 0.1%
Kestrel Acquisition LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/1/25 (b)(c)(i)	1,455,000	1,234,320
Oil, Gas & Consumable Fuels - 0.3%
Hamilton Projs. Acquiror LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.75% 6/17/27 (b)(c)(i)	3,326,400	3,279,631

TOTAL ENERGY		4,513,951

FINANCIALS - 0.6%
Diversified Financial Services - 0.6%
Agellan Portfolio 9% 8/7/25 (b)(h)(i)	1,217,000	1,229,170
Veritas Multifamily Portfolio 1 month U.S. LIBOR + 8.500% 8.75% 11/15/22 (b)(c)(h)(i)	5,360,000	5,373,400
		6,602,570
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Components - 0.1%
Compass Power Generation LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 12/20/24 (b)(c)(i)	878,648	865,627
REAL ESTATE - 0.9%
Equity Real Estate Investment Trusts (REITs) - 0.3%
iStar Financial, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8488% 6/28/23 (b)(c)(i)	2,393,869	2,380,415
Real Estate Management & Development - 0.6%
Aragon Junior Mezzanine 1 month U.S. LIBOR + 6.000% 7.25% 1/15/25 (b)(c)(h)(i)	1,010,085	1,012,611
DTZ U.S. Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.842% 8/21/25 (b)(c)(i)	4,688,561	4,614,904
Lightstone Holdco LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 1/30/24 (b)(c)(i)	1,033,369	795,405
Tranche C 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 1/30/24 (b)(c)(i)	58,284	44,862
		6,467,782

TOTAL REAL ESTATE		8,848,197

TOTAL BANK LOAN OBLIGATIONS
(Cost $32,909,987)		32,243,850
	Shares	Value

Money Market Funds - 4.2%
Fidelity Cash Central Fund 0.06% (k)
(Cost $44,409,575)	44,403,397	44,412,278
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $939,677,043)		1,049,290,524
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(2,088,917)
NET ASSETS - 100%		$1,047,201,607

Legend

 (a) Non-income producing

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $266,024,533 or 25.4% of net assets.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Non-income producing - Security is in default.

 (g) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (h) Level 3 security

 (i) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (j) The coupon rate will be determined upon settlement of the loan after period end.

 (k) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements , which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$32,266
Total	$32,266

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$33,921,087	$264,201,545	$253,707,100	$1,060	$(4,314)	$44,412,278	0.1%
Total	$33,921,087	$264,201,545	$253,707,100	$1,060	$(4,314)	$44,412,278

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Energy	$7,311,676	$7,311,676	$--	$--
Financials	244,212,596	234,219,961	9,992,635	--
Real Estate	278,349,904	270,902,010	7,447,894	--
Utilities	725,766	725,766	--	--
Corporate Bonds	225,908,798	--	225,908,798	--
Asset-Backed Securities	27,046,625	--	27,046,616	9
Commercial Mortgage Securities	189,079,031	--	184,168,052	4,910,979
Bank Loan Obligations	32,243,850	--	24,628,669	7,615,181
Money Market Funds	44,412,278	44,412,278	--	--
Total Investments in Securities:	$1,049,290,524	$557,571,691	$479,192,664	$12,526,169

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$8,883,622
Net Realized Gain (Loss) on Investment Securities	(549,263)
Net Unrealized Gain (Loss) on Investment Securities	158,776
Cost of Purchases	5,360,000
Proceeds of Sales	(4,824,385)
Amortization/Accretion	83,995
Transfers into Level 3	4,779,063
Transfers out of Level 3	(1,365,639)
Ending Balance	$12,526,169
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2021	$(307,985)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

AAA,AA,A	0.7%
BBB	5.1%
BB	9.0%
B	9.9%
CCC,CC,C	2.5%
Not Rated	18.1%
Equities	50.7%
Short-Term Investments and Net Other Assets	4.0%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $895,267,468)	$1,004,878,246
Fidelity Central Funds (cost $44,409,575)	44,412,278
Total Investment in Securities (cost $939,677,043)		$1,049,290,524
Receivable for investments sold		947,418
Receivable for fund shares sold		212,601
Dividends receivable		713,068
Interest receivable		4,815,235
Distributions receivable from Fidelity Central Funds		1,812
Total assets		1,055,980,658
Liabilities
Payable to custodian bank	$2,610
Payable for investments purchased
Regular delivery	4,153,724
Delayed delivery	605,000
Payable for fund shares redeemed	4,011,040
Other payables and accrued expenses	6,677
Total liabilities		8,779,051
Net Assets		$1,047,201,607
Net Assets consist of:
Paid in capital		$923,828,289
Total accumulated earnings (loss)		123,373,318
Net Assets		$1,047,201,607
Net Asset Value, offering price and redemption price per share ($1,047,201,607 ÷ 88,973,485 shares)		$11.77

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2021
Investment Income
Dividends		$14,231,154
Interest		28,129,850
Income from Fidelity Central Funds		32,266
Total income		42,393,270
Expenses
Custodian fees and expenses	$18,354
Independent trustees' fees and expenses	4,318
Miscellaneous	492
Total expenses before reductions	23,164
Expense reductions	(337)
Total expenses after reductions		22,827
Net investment income (loss)		42,370,443
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	11,329,022
Fidelity Central Funds	1,060
Foreign currency transactions	(365)
Total net realized gain (loss)		11,329,717
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	166,455,389
Fidelity Central Funds	(4,314)
Assets and liabilities in foreign currencies	(1)
Total change in net unrealized appreciation (depreciation)		166,451,074
Net gain (loss)		177,780,791
Net increase (decrease) in net assets resulting from operations		$220,151,234

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2021	Year ended July 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$42,370,443	$52,229,883
Net realized gain (loss)	11,329,717	1,921,874
Change in net unrealized appreciation (depreciation)	166,451,074	(117,276,420)
Net increase (decrease) in net assets resulting from operations	220,151,234	(63,124,663)
Distributions to shareholders	(48,286,218)	(61,647,911)
Share transactions
Proceeds from sales of shares	98,771,090	145,680,876
Reinvestment of distributions	48,286,218	61,647,911
Cost of shares redeemed	(206,774,956)	(119,143,355)
Net increase (decrease) in net assets resulting from share transactions	(59,717,648)	88,185,432
Total increase (decrease) in net assets	112,147,368	(36,587,142)
Net Assets
Beginning of period	935,054,239	971,641,381
End of period	$1,047,201,607	$935,054,239
Other Information
Shares
Sold	9,213,332	13,247,736
Issued in reinvestment of distributions	4,712,141	5,716,683
Redeemed	(19,063,555)	(11,515,197)
Net increase (decrease)	(5,138,082)	7,449,222

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Real Estate Income Fund

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$9.94	$11.21	$10.97	$11.34	$11.43
Income from Investment Operations
Net investment income (loss)A	.45	.56	.61	.59	.55
Net realized and unrealized gain (loss)	1.90	(1.16)	.42	(.20)	.06
Total from investment operations	2.35	(.60)	1.03	.39	.61
Distributions from net investment income	(.45)	(.55)	(.62)	(.60)	(.52)
Distributions from net realized gain	(.07)	(.12)	(.17)	(.16)	(.18)
Total distributions	(.52)	(.67)	(.79)	(.76)	(.70)
Net asset value, end of period	$11.77	$9.94	$11.21	$10.97	$11.34
Total ReturnB	24.48%	(5.68)%	9.91%	3.61%	5.65%
Ratios to Average Net AssetsC,D
Expenses before reductions	- %E	- %E	- %E	- %E	.63%
Expenses net of fee waivers, if any	- %E	- %E	- %E	- %E	.63%
Expenses net of all reductions	- %E	- %E	- %E	- %E	.63%
Net investment income (loss)	4.21%	5.36%	5.67%	5.36%	4.89%
Supplemental Data
Net assets, end of period (000 omitted)	$1,047,202	$935,054	$971,641	$907,388	$423,538
Portfolio turnover rateF	23%	25%G	16%	27%	24%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount represents less than .005%.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2021

1. Organization.

Fidelity Series Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities and commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Independent prices obtained from a single source or broker are evaluated by management and may be categorized as Level 3 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Asset-Backed Securities	$ 9	Discounted cash flow	Yield	6.8%	Decrease
Commercial Mortgage Securities	$ 4,910,979	Discounted cash flow	Yield	10.0% - 199.0% / 56.5%	Decrease
		Indicative market bid	Evaluated bid	$39.77 - $64.13 / $49.85	Increase
Bank Loan Obligations	$7,615,181	Discounted cash flow	Yield	7.5% - 9.2% / 8.7%	Decrease

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2021, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. During the period, dividend income has been reduced $3,730,304 with a corresponding increase to net unrealized appreciation (depreciation) as a result of a change in the prior period estimate, which had no impact on the total net assets or total return of the Fund. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to equity-debt classifications, certain conversion ratios, foreign currency transactions, partnerships and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$131,145,021
Gross unrealized depreciation	(24,021,702)
Net unrealized appreciation (depreciation)	$107,123,319
Tax Cost	$942,167,205

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$13,057,669
Undistributed long-term capital gain	$3,261,384
Net unrealized appreciation (depreciation) on securities and other investments	$107,123,319

The tax character of distributions paid was as follows:

	July 31, 2021	July 31, 2020
Ordinary Income	$42,421,612	$ 52,030,276
Long-term Capital Gains	5,864,606	9,617,635
Total	$48,286,218	$ 61,647,911

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the potential impact of ASU 2020-04 to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Real Estate Income Fund	218,054,888	263,469,279

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Real Estate Income Fund	$2,362

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Real Estate Income Fund	2,958,473	1,238,507

Prior Fiscal Year Affiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Series Real Estate Income Fund	6,309,079	71,229,507

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. Effective during January 2021, commitment fees are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Series Real Estate Income Fund	$492

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $337.

8. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Series Real Estate Income Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series Real Estate Income Fund (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 10, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 314 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2021 to July 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Expenses Paid During Period-B February 1, 2021 to July 31, 2021
Fidelity Series Real Estate Income Fund	- %-C
Actual		$1,000.00	$1,114.00	$--D
Hypothetical-E		$1,000.00	$1,024.79	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Real Estate Income Fund voted to pay on September 7, 2021, to shareholders of record at the opening of business on September 3, 2021, a distribution of $0.089 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.122 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2021, $5,072,460, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.03% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $26,818,690 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 0%, 2%, and 58% of the dividends distributed in September, December, and June, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 1%, 4%, and 35% of the dividends distributed in September, December, and June, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 12%, 53%, and 66% of the dividends distributed in September, December, and June, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Real Estate Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies and 529 plans managed by Fidelity and ultimately to enhance the performance of those investment companies and 529 plans. The Board noted that there was a portfolio management change for the fund in March 2019. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management change.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds that invest in the fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.003% through November 30, 2023.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SRE-ANN-0921
1.924310.109

Fidelity® Series Blue Chip Growth Fund

Annual Report

July 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2021	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series Blue Chip Growth Fund	46.98%	29.20%	22.27%

 A From November 7, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Blue Chip Growth Fund on November 7, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Period Ending Values
$47,358	Fidelity® Series Blue Chip Growth Fund
$38,586	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 36.45% for the 12 months ending July 31, 2021, as U.S. equities continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. A confluence of powerful forces propelled risk assets, returning the stock market to pre-pandemic highs by late August 2020. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. This backdrop fueled a sharp rotation, with small-cap value usurping leadership from large growth. As part of the “reopening” theme, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies that stood to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through July, driven by corporate earnings. Notably, this leg saw momentum shift back to large growth, as easing rates and a hawkish Fed stymied the reflation trade. By sector, financials (+55%) led, driven by banks (+63%), whereas utilities (+12%) and consumer staples (+18%) notably lagged.

Comments from Portfolio Manager Sonu Kalra:  For the fiscal year ending July 31, 2021, the fund gained 46.98%, outperforming the 36.68% result of the benchmark, the Russell 1000® Growth Index. Security selection drove the fund’s result versus the benchmark, especially in the consumer discretionary sector. Strong picks in the information technology and industrials sectors also helped. Among individual stocks, an overweight position in home furnishings company RH (+131%) added more value than any other fund position. Outsized stakes in electric vehicle maker Tesla (+139%) and ride sharing company Lyft (+90%) also stood out to the upside. Conversely, stock selection in consumer staples, energy and health care detracted from the fund’s relative performance. It particularly hurt to own an out-of-benchmark stake in electronic cigarette company JUUL Labs (-44%). Overweighted stakes in apparel company Lululemon (+23%) and home furnishings retailer Wayfair (-9%) also detracted. The fund continued to hold all three companies at period end. Notable changes in positioning included increased exposure to the industrials sector and a lower allocation to health care.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2021

% of fund's net assets
Apple, Inc.	8.2
Amazon.com, Inc.	6.7
Alphabet, Inc. Class A	6.1
Microsoft Corp.	5.7
Facebook, Inc. Class A	4.7
NVIDIA Corp.	4.0
lululemon athletica, Inc.	3.6
Marvell Technology, Inc.	2.8
Lyft, Inc.	2.4
RH	2.1
46.3

Top Five Market Sectors as of July 31, 2021

% of fund's net assets
Information Technology	33.0
Consumer Discretionary	30.4
Communication Services	15.5
Health Care	8.1
Industrials	6.6

Asset Allocation (% of fund's net assets)

As of July 31, 2021 *
Stocks	97.2%
Convertible Securities	2.6%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

 * Foreign investments - 9.3%

Schedule of Investments July 31, 2021

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value
COMMUNICATION SERVICES - 15.4%
Entertainment - 2.6%
Activision Blizzard, Inc.	73,548	$6,150,084
Endeavor Group Holdings, Inc. (a)(b)	71,900	1,844,235
Endeavor Group Holdings, Inc. (a)	320,752	7,815,924
Endeavor Group Holdings, Inc. Class A (c)	92,536	2,373,548
Netflix, Inc. (a)	152,524	78,941,847
Roku, Inc. Class A (a)	28,855	12,358,885
Sea Ltd. ADR (a)	185,231	51,153,393
		160,637,916
Interactive Media & Services - 12.3%
Alphabet, Inc. Class A (a)	142,013	382,658,289
Bumble, Inc. (b)	48,000	2,442,240
Facebook, Inc. Class A (a)	820,110	292,205,193
Match Group, Inc. (a)	82,963	13,213,517
Snap, Inc. Class A (a)	729,800	54,311,716
Tencent Holdings Ltd.	250,500	15,107,191
Twitter, Inc. (a)	93,500	6,521,625
VerticalScope Holdings, Inc.	20,600	481,646
Zillow Group, Inc. Class C (a)(b)	41,300	4,388,538
		771,329,955
Media - 0.3%
Criteo SA sponsored ADR (a)	235,900	9,150,561
DISH Network Corp. Class A (a)	214,400	8,981,216
		18,131,777
Wireless Telecommunication Services - 0.2%
T-Mobile U.S., Inc. (a)	96,334	13,874,023

TOTAL COMMUNICATION SERVICES		963,973,671

CONSUMER DISCRETIONARY - 29.3%
Automobiles - 2.6%
Arrival SA (c)	95,249	1,225,855
Daimler AG (Germany)	20,500	1,830,668
Ford Motor Co. (a)	367,300	5,123,835
General Motors Co. (a)	196,500	11,169,060
Harley-Davidson, Inc.	21,100	835,982
Hyundai Motor Co.	6,600	1,248,135
Kia Corp.	20,030	1,452,608
Lucid Motors, Inc. (c)	293,500	6,265,638
Neutron Holdings, Inc. (a)(c)(d)	691,699	9,476
Rad Power Bikes, Inc. (c)(d)	110,210	531,635
Tesla, Inc. (a)	181,135	124,475,972
XPeng, Inc.:
ADR (a)	268,000	10,862,040
Class A	58,300	1,119,314
		166,150,218
Diversified Consumer Services - 0.1%
Duolingo, Inc.	5,700	799,425
FSN E-Commerce Ventures Pvt Ltd. (c)(d)	818,460	3,951,098
Mister Car Wash, Inc.	78,100	1,627,604
The Beachbody Co., Inc. (c)	86,489	737,838
		7,115,965
Hotels, Restaurants & Leisure - 3.8%
Airbnb, Inc. Class A	304,200	43,807,842
Caesars Entertainment, Inc. (a)	385,647	33,690,122
Chipotle Mexican Grill, Inc. (a)	10,842	20,203,416
Churchill Downs, Inc.	32,252	5,992,422
DraftKings, Inc. Class A (a)(b)	32,700	1,585,950
Evolution AB (e)	32,900	5,731,244
Expedia, Inc. (a)	84,884	13,655,289
F45 Training Holdings, Inc. (b)	32,200	474,628
Flutter Entertainment PLC (a)	5,800	991,626
Hilton Worldwide Holdings, Inc. (a)	82,300	10,818,335
Krispy Kreme, Inc.	70,366	1,123,041
Marriott International, Inc. Class A (a)	104,000	15,181,920
MGM Resorts International	195,000	7,318,350
Penn National Gaming, Inc. (a)	995,843	68,095,744
Planet Fitness, Inc. (a)	59,933	4,508,760
Vail Resorts, Inc. (a)	17,776	5,425,235
		238,603,924
Household Durables - 0.8%
D.R. Horton, Inc.	55,400	5,286,822
KB Home	65,200	2,767,088
Lennar Corp. Class A	54,700	5,751,705
Matterport, Inc. (c)	58,200	809,271
Meritage Homes Corp. (a)	18,200	1,976,156
PulteGroup, Inc.	63,600	3,489,732
Sonos, Inc. (a)(b)	65,300	2,179,714
Tempur Sealy International, Inc.	119,600	5,175,092
Toll Brothers, Inc.	86,300	5,115,001
Traeger, Inc.	62,300	1,383,683
TRI Pointe Homes, Inc. (a)	197,300	4,758,876
Tupperware Brands Corp. (a)(b)	656,100	13,705,929
		52,399,069
Internet & Direct Marketing Retail - 8.4%
About You Holding AG	37,800	1,101,277
Alibaba Group Holding Ltd. sponsored ADR (a)	20,400	3,981,876
Amazon.com, Inc. (a)	125,780	418,544,270
BHG Group AB (a)	88,600	1,366,814
Chewy, Inc. (a)(b)	66,700	5,582,790
Coupang, Inc. Class A (a)(b)	20,500	744,560
Deliveroo PLC	280,000	1,220,142
Deliveroo PLC Class A (a)(b)(e)	748,600	3,433,828
Delivery Hero AG (a)(e)	23,800	3,562,973
eBay, Inc.	166,300	11,343,323
Etsy, Inc. (a)	29,700	5,450,247
Farfetch Ltd. Class A (a)	134,800	6,756,176
Global-e Online Ltd. (a)	35,200	2,451,328
JD Health International, Inc. (e)	184,300	1,979,094
JD.com, Inc. sponsored ADR (a)	28,800	2,041,344
Pinduoduo, Inc. ADR (a)	40,698	3,728,344
Poshmark, Inc.	19,196	753,251
The Original BARK Co. Class A (a)	240,617	1,936,967
The RealReal, Inc. (a)	136,631	2,255,778
thredUP, Inc. (a)	38,800	925,768
Wayfair LLC Class A (a)	167,188	40,352,496
Zomato Ltd. (c)	3,149,000	4,806,510
		524,319,156
Leisure Products - 0.2%
Peloton Interactive, Inc. Class A (a)	88,552	10,453,564
Multiline Retail - 0.4%
Kohl's Corp.	79,500	4,038,600
Nordstrom, Inc. (a)	260,100	8,609,310
Ollie's Bargain Outlet Holdings, Inc. (a)	46,200	4,301,220
Target Corp.	25,700	6,708,985
		23,658,115
Specialty Retail - 6.1%
Academy Sports & Outdoors, Inc.	46,400	1,719,120
American Eagle Outfitters, Inc. (b)	926,286	31,929,078
Aritzia LP (a)	229,800	6,739,646
Auto1 Group SE (e)	35,700	1,747,325
Bath & Body Works, Inc.	136,600	10,937,562
Burlington Stores, Inc. (a)	18,403	6,161,324
Carvana Co. Class A (a)	164,131	55,404,060
Cazoo Holdings Ltd. (c)	45,548	1,398,605
Citi Trends, Inc. (a)(b)	35,500	2,831,125
Dick's Sporting Goods, Inc.	129,800	13,517,372
Five Below, Inc. (a)	52,684	10,242,823
Floor & Decor Holdings, Inc. Class A (a)	96,940	11,827,649
Gap, Inc.	227,600	6,639,092
JD Sports Fashion PLC	158,900	1,981,213
Lowe's Companies, Inc.	406,406	78,310,372
RH (a)(b)	197,904	131,424,088
The Home Depot, Inc.	25,200	8,270,388
Torrid Holdings, Inc.	21,252	496,234
		381,577,076
Textiles, Apparel & Luxury Goods - 6.9%
Allbirds, Inc. (a)(c)(d)	40,405	454,960
Burberry Group PLC	125,700	3,606,283
Capri Holdings Ltd. (a)	580,100	32,665,431
Crocs, Inc. (a)	250,684	34,045,394
Deckers Outdoor Corp. (a)	44,495	18,280,771
Dr. Martens Ltd. (a)	277,800	1,671,995
Hermes International SCA	1,401	2,142,236
lululemon athletica, Inc. (a)	570,774	228,406,632
LVMH Moet Hennessy Louis Vuitton SE	9,361	7,495,047
Moncler SpA	80,723	5,553,944
NIKE, Inc. Class B	286,713	48,027,295
Prada SpA	99,700	778,751
Puma AG	35,500	4,358,579
PVH Corp. (a)	210,920	22,066,450
Samsonite International SA (a)(e)	1,161,000	2,157,318
Tapestry, Inc. (a)	253,200	10,710,360
Tory Burch LLC (a)(c)(d)(f)	106,817	4,637,994
Under Armour, Inc. Class A (sub. vtg.) (a)	305,100	6,239,295
		433,298,735

TOTAL CONSUMER DISCRETIONARY		1,837,575,822

CONSUMER STAPLES - 0.9%
Beverages - 0.6%
Celsius Holdings, Inc. (a)(b)	134,200	9,210,146
Kweichow Moutai Co. Ltd. (A Shares)	1,700	441,740
Monster Beverage Corp. (a)	71,200	6,715,584
The Coca-Cola Co.	314,400	17,930,232
		34,297,702
Food & Staples Retailing - 0.0%
Blink Health, Inc. Series A1 (c)(d)	6,283	239,885
Sweetgreen, Inc. warrants 1/21/26 (a)(c)(d)	41,359	163,368
Zur Rose Group AG (a)	3,920	1,458,343
		1,861,596
Food Products - 0.1%
AppHarvest, Inc. (c)	251,069	2,992,742
Darling Ingredients, Inc. (a)	40,400	2,790,428
Freshpet, Inc. (a)	17,000	2,489,650
		8,272,820
Personal Products - 0.2%
The Honest Co., Inc.	841,111	10,878,089
Tobacco - 0.0%
JUUL Labs, Inc. Class B (a)(c)(d)	2,450	138,695
Swedish Match Co. AB	278,000	2,489,482
		2,628,177

TOTAL CONSUMER STAPLES		57,938,384

ENERGY - 1.1%
Energy Equipment & Services - 0.1%
Schlumberger Ltd.	154,700	4,460,001
Oil, Gas & Consumable Fuels - 1.0%
Antero Resources Corp. (a)	98,600	1,340,960
APA Corp.	56,100	1,051,875
Cheniere Energy, Inc. (a)	29,300	2,488,449
ConocoPhillips Co.	85,100	4,770,706
Devon Energy Corp.	73,300	1,894,072
Diamondback Energy, Inc.	47,400	3,655,962
EOG Resources, Inc.	86,000	6,265,960
Hess Corp.	98,000	7,491,120
Pioneer Natural Resources Co.	14,100	2,049,717
Reliance Industries Ltd.	1,060,921	29,044,806
Reliance Industries Ltd.	70,728	1,341,761
Reliance Industries Ltd. sponsored GDR (e)	75,300	4,164,090
Suncor Energy, Inc.	41,500	816,961
Thungela Resources Ltd. (a)	5,146	15,944
		66,392,383

TOTAL ENERGY		70,852,384

FINANCIALS - 1.4%
Banks - 0.4%
Bank of America Corp.	85,500	3,279,780
Citigroup, Inc.	19,400	1,311,828
Kotak Mahindra Bank Ltd. (a)	118,376	2,634,912
Wells Fargo & Co.	372,900	17,131,026
		24,357,546
Capital Markets - 0.3%
Charles Schwab Corp.	52,400	3,560,580
Coinbase Global, Inc. (a)(b)	5,100	1,206,558
Goldman Sachs Group, Inc.	15,700	5,885,616
Morgan Stanley	69,300	6,651,414
Wheels Up Experience, Inc. (c)	132,086	951,019
		18,255,187
Consumer Finance - 0.4%
Ally Financial, Inc.	121,187	6,224,164
American Express Co.	80,400	13,710,612
Capital One Financial Corp.	37,100	5,999,070
LendingClub Corp. (a)	66,100	1,612,840
		27,546,686
Diversified Financial Services - 0.2%
Ant International Co. Ltd. Class C (a)(c)(d)	1,065,661	2,664,153
BowX Acquisition Corp. (a)(b)	214,000	2,261,980
CCC Intelligent Solutions Holdings, Inc. (c)	49,981	416,542
Cyxtera Technologies, Inc. (c)	129,511	1,106,153
Horizon Acquisition Corp. Class A (a)	147,600	1,459,764
Hyzon Motors, Inc. (c)	88,900	538,467
Owlet, Inc. (c)	172,774	1,540,971
		9,988,030
Insurance - 0.1%
Goosehead Insurance (b)	14,000	1,682,660
Oscar Health, Inc. Class A	272,913	4,389,396
		6,072,056

TOTAL FINANCIALS		86,219,505

HEALTH CARE - 8.0%
Biotechnology - 2.8%
Absci Corp.	72,000	2,050,560
Acceleron Pharma, Inc. (a)	36,620	4,579,697
ADC Therapeutics SA (a)	67,500	1,420,200
Aerovate Therapeutics, Inc.	44,800	575,680
Agios Pharmaceuticals, Inc. (a)	76,711	3,689,032
Akouos, Inc. (a)	43,100	468,497
Allakos, Inc. (a)	23,230	1,848,179
Alnylam Pharmaceuticals, Inc. (a)	102,481	18,337,950
Annexon, Inc. (a)	75,200	1,583,712
Arcutis Biotherapeutics, Inc. (a)	88,800	2,071,704
Argenx SE ADR (a)	16,037	4,882,144
Ascendis Pharma A/S sponsored ADR (a)	145,496	17,196,172
Avidity Biosciences, Inc. (a)	36,700	708,677
BeiGene Ltd. (a)	118,700	2,803,764
BeiGene Ltd. ADR (a)	16,006	5,067,340
BioAtla, Inc.	16,100	659,939
Biomea Fusion, Inc. (a)	800	10,552
Bolt Biotherapeutics, Inc.	33,100	369,065
BridgeBio Pharma, Inc. (a)(b)	36,934	1,974,122
Century Therapeutics, Inc.	34,200	996,930
Cerevel Therapeutics Holdings (a)	77,900	1,919,456
Cibus Corp.:
Series C (a)(c)(d)(f)	726,554	1,278,735
Series D (a)(c)(d)(f)	398,640	701,606
Series E (c)(d)(f)	251,468	442,584
Connect Biopharma Holdings Ltd. ADR (a)	51,500	1,133,515
Cytokinetics, Inc. (a)	21,100	626,248
CytomX Therapeutics, Inc. (a)(e)	137,854	745,790
Day One Biopharmaceuticals, Inc. (a)	74,900	1,776,628
Erasca, Inc.	37,200	781,200
Forma Therapeutics Holdings, Inc. (a)	41,300	945,357
Fusion Pharmaceuticals, Inc. (a)	48,200	392,830
Generation Bio Co. (a)	163,122	3,546,272
Graphite Bio, Inc.	39,000	833,040
Horizon Therapeutics PLC (a)	120,599	12,062,312
Icosavax, Inc.	6,123	152,157
Imago BioSciences, Inc.	24,600	450,672
Immunocore Holdings PLC	22,050	714,261
Immunocore Holdings PLC ADR	16,300	533,336
Instil Bio, Inc. (a)	68,800	1,035,440
Intellia Therapeutics, Inc. (a)	9,000	1,276,650
Janux Therapeutics, Inc.	33,500	1,086,405
Karuna Therapeutics, Inc. (a)	40,000	4,568,800
Kura Oncology, Inc. (a)	29,900	566,306
Mirati Therapeutics, Inc. (a)	11,900	1,904,714
Moderna, Inc. (a)	58,900	20,827,040
Monte Rosa Therapeutics, Inc.	34,300	841,036
Natera, Inc. (a)	10,700	1,225,364
Novavax, Inc. (a)	30,500	5,469,565
Nuvalent, Inc. Class A	23,700	432,525
Passage Bio, Inc. (a)	53,100	626,580
Prelude Therapeutics, Inc.	33,900	1,086,156
Protagonist Therapeutics, Inc. (a)	80,300	3,969,229
Recursion Pharmaceuticals, Inc. (a)(b)	65,200	1,978,820
Regeneron Pharmaceuticals, Inc. (a)	1,100	632,071
Relay Therapeutics, Inc. (a)	40,500	1,313,820
Revolution Medicines, Inc. (a)	74,000	2,119,360
Scholar Rock Holding Corp. (a)	12,500	390,625
Seagen, Inc. (a)	12,000	1,840,680
Shattuck Labs, Inc.	24,800	546,592
Silverback Therapeutics, Inc.	34,100	1,032,548
Taysha Gene Therapies, Inc.	31,500	544,635
Tenaya Therapeutics, Inc.	42,300	634,500
TG Therapeutics, Inc. (a)	25,800	902,742
Translate Bio, Inc. (a)	76,400	2,111,696
Turning Point Therapeutics, Inc. (a)	50,549	3,226,037
Twist Bioscience Corp. (a)	4,900	602,945
Vaxcyte, Inc. (a)	45,500	986,440
Verve Therapeutics, Inc.	59,000	3,506,370
Xencor, Inc. (a)	100,818	3,103,178
Zai Lab Ltd. ADR (a)	57,964	8,382,174
		179,100,958
Health Care Equipment & Supplies - 2.5%
Axonics Modulation Technologies, Inc. (a)	74,220	5,043,249
Boston Scientific Corp. (a)	72,300	3,296,880
CryoPort, Inc. (a)	16,700	1,030,724
Danaher Corp.	44,500	13,238,305
DexCom, Inc. (a)	59,015	30,422,823
Figs, Inc. Class A (a)(b)	66,600	2,424,240
InMode Ltd. (a)	56,100	6,376,887
Insulet Corp. (a)	94,198	26,346,239
Intuitive Surgical, Inc. (a)	30,346	30,086,845
Nevro Corp. (a)	7,800	1,209,000
Outset Medical, Inc.	32,300	1,323,008
Shockwave Medical, Inc. (a)	140,833	25,631,606
Sight Sciences, Inc.	22,600	835,522
Tandem Diabetes Care, Inc. (a)	54,317	5,902,628
The Cooper Companies, Inc.	3,200	1,349,664
		154,517,620
Health Care Providers & Services - 0.7%
1Life Healthcare, Inc. (a)	111,959	3,027,371
agilon health, Inc. (a)	82,200	3,024,138
Alignment Healthcare, Inc. (a)	63,800	1,328,954
Alignment Healthcare, Inc.	81,947	1,621,608
Cano Health, Inc. (a)	139,600	1,500,700
Guardant Health, Inc. (a)	44,280	4,861,944
HCA Holdings, Inc.	2,500	620,500
Humana, Inc.	15,609	6,647,249
LifeStance Health Group, Inc.	51,400	1,218,180
Oak Street Health, Inc. (a)	30,900	1,947,936
Owens & Minor, Inc.	50,800	2,349,500
Signify Health, Inc.	13,000	342,160
Surgery Partners, Inc. (a)	41,100	2,242,416
UnitedHealth Group, Inc.	26,100	10,758,942
		41,491,598
Health Care Technology - 0.0%
Certara, Inc.	50,700	1,379,547
CM Life Sciences, Inc. (c)	60,213	611,282
Medlive Technology Co. Ltd.	242,000	859,020
MultiPlan Corp. warrants (a)(c)	24,206	52,914
		2,902,763
Life Sciences Tools & Services - 0.6%
10X Genomics, Inc. (a)	56,433	10,340,219
23andMe Holding Co. (c)	86,668	680,344
23andMe Holding Co. Class B	447,532	3,161,814
Avantor, Inc. (a)	154,300	5,798,594
Bio-Rad Laboratories, Inc. Class A (a)	4,400	3,253,844
Eurofins Scientific SA	17,000	2,033,565
Joinn Laboratories China Co. Ltd. (H Shares) (e)	27,440	459,031
Maravai LifeSciences Holdings, Inc.	95,000	4,177,150
Nanostring Technologies, Inc. (a)	56,100	3,474,834
Olink Holding AB ADR (a)	77,300	2,888,701
Seer, Inc.	17,300	552,562
Stevanato Group SpA	26,400	533,016
Thermo Fisher Scientific, Inc.	1,200	648,012
		38,001,686
Pharmaceuticals - 1.4%
Antengene Corp. (e)	809,300	1,489,225
Arvinas Holding Co. LLC (a)	7,700	778,470
Atea Pharmaceuticals, Inc.	39,600	991,584
Chiasma, Inc. warrants 12/16/24 (a)	23,784	12,860
Cyteir Therapeutics, Inc.	19,300	371,525
Eli Lilly & Co.	148,579	36,178,987
GH Research PLC (b)	32,300	636,310
Hansoh Pharmaceutical Group Co. Ltd. (e)	492,000	1,763,214
Intra-Cellular Therapies, Inc. (a)	117,100	4,020,043
Longboard Pharmaceuticals, Inc. (a)	65,931	593,379
Nuvation Bio, Inc. (c)	142,573	1,231,831
OptiNose, Inc. (a)(b)	283,079	803,944
Pharvaris BV	27,600	490,452
Zoetis, Inc. Class A	180,679	36,623,633
		85,985,457

TOTAL HEALTH CARE		502,000,082

INDUSTRIALS - 6.2%
Aerospace & Defense - 0.5%
Airbus Group NV (a)	35,100	4,814,625
Axon Enterprise, Inc. (a)	25,100	4,669,102
Howmet Aerospace, Inc.	162,900	5,346,378
Space Exploration Technologies Corp.:
Class A (a)(c)(d)	22,703	9,535,033
Class C (a)(c)(d)	686	288,113
The Boeing Co. (a)	26,400	5,979,072
		30,632,323
Air Freight & Logistics - 0.2%
FedEx Corp.	48,900	13,689,555
Building Products - 0.3%
Builders FirstSource, Inc. (a)	154,200	6,861,900
Carrier Global Corp.	102,300	5,652,075
The AZEK Co., Inc. (a)	127,500	4,637,175
Trane Technologies PLC	7,400	1,506,714
		18,657,864
Commercial Services & Supplies - 0.1%
ACV Auctions, Inc.	140,951	3,101,204
ACV Auctions, Inc. Class A (a)(b)	148,283	3,434,234
		6,535,438
Construction & Engineering - 0.1%
Dycom Industries, Inc. (a)	44,907	3,116,546
MasTec, Inc. (a)	38,500	3,897,355
		7,013,901
Electrical Equipment - 0.3%
Acuity Brands, Inc.	62,700	10,996,326
Freyr A/S (c)	87,919	703,440
Generac Holdings, Inc. (a)	1,500	629,040
Sunrun, Inc. (a)	119,195	6,313,759
		18,642,565
Industrial Conglomerates - 0.2%
General Electric Co.	858,000	11,111,100
Machinery - 0.3%
Caterpillar, Inc.	17,600	3,638,800
Crane Co.	12,300	1,195,929
Deere & Co.	19,900	7,195,641
Otis Worldwide Corp.	31,600	2,829,780
Proterra, Inc. Class A (a)	189,500	2,090,185
		16,950,335
Marine - 0.0%
Golden Ocean Group Ltd.	120,000	1,172,400
Star Bulk Carriers Corp.	107,100	2,038,113
		3,210,513
Professional Services - 0.1%
First Advantage Corp.	83,600	1,639,396
KBR, Inc.	65,200	2,523,240
Upwork, Inc. (a)	98,900	5,122,031
YourPeople, Inc. (a)(d)	761,041	6,241
		9,290,908
Road & Rail - 4.1%
Avis Budget Group, Inc. (a)	58,200	4,817,214
Canadian Pacific Railway Ltd.	70,800	5,257,223
Lyft, Inc. (a)(b)	2,747,507	151,992,087
TuSimple Holdings, Inc. (a)	124,100	4,566,880
Uber Technologies, Inc. (a)	2,045,375	88,891,998
		255,525,402

TOTAL INDUSTRIALS		391,259,904

INFORMATION TECHNOLOGY - 32.6%
Electronic Equipment & Components - 0.0%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	437,000	1,728,571
IT Services - 3.6%
Adyen BV (a)(e)	600	1,626,031
Afterpay Ltd. (a)	58,640	4,159,566
Dlocal Ltd.	73,500	3,317,790
Endava PLC ADR (a)	45,124	5,803,849
Flywire Corp. (a)	21,000	666,960
Marqeta, Inc. Class A	27,500	737,825
MongoDB, Inc. Class A (a)	18,380	6,596,950
Payfare, Inc. (a)	129,500	1,227,946
Paymentus Holdings, Inc. (a)(b)	11,300	327,700
Payoneer Global, Inc. (c)	122,700	1,100,374
PayPal Holdings, Inc. (a)	340,762	93,890,154
Shopify, Inc. Class A (a)	22,614	33,950,002
Snowflake Computing, Inc.	17,324	4,603,333
Square, Inc. (a)(b)	153,600	37,979,136
TaskUs, Inc.	31,700	965,265
Twilio, Inc. Class A (a)	72,470	27,074,067
		224,026,948
Semiconductors & Semiconductor Equipment - 9.1%
ASML Holding NV	8,200	6,287,268
Cirrus Logic, Inc. (a)	91,900	7,590,021
Enphase Energy, Inc. (a)	39,300	7,451,280
Lam Research Corp.	14,800	9,433,668
Marvell Technology, Inc.	2,926,879	177,105,448
NVIDIA Corp.	1,284,296	250,424,877
NXP Semiconductors NV	421,035	86,897,414
ON Semiconductor Corp. (a)	137,400	5,366,844
Silergy Corp.	6,000	814,895
Synaptics, Inc. (a)	33,400	5,074,128
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	40,000	4,665,600
Teradyne, Inc.	105,500	13,398,500
		574,509,943
Software - 11.7%
Adobe, Inc. (a)	114,871	71,407,260
Atlassian Corp. PLC (a)	11,200	3,641,344
Atom Tickets LLC (a)(c)(d)(f)	344,068	175,475
Autodesk, Inc. (a)	8,800	2,825,944
Avalara, Inc. (a)(b)	17,600	2,942,192
Blend Labs, Inc. (b)	27,500	496,650
Cadence Design Systems, Inc. (a)	41,300	6,097,945
Cloudflare, Inc. (a)	73,480	8,716,932
Confluent, Inc. (b)	16,600	650,554
Coupa Software, Inc. (a)	36,514	7,923,538
Crowdstrike Holdings, Inc. (a)	23,100	5,858,391
DocuSign, Inc. (a)	41,800	12,458,072
DoubleVerify Holdings, Inc. (a)	94,800	3,280,080
DoubleVerify Holdings, Inc.	220,931	7,262,002
Epic Games, Inc. (c)(d)	1,076	952,260
Five9, Inc. (a)	19,500	3,925,155
Freee KK (a)	6,300	539,811
HubSpot, Inc. (a)	26,592	15,849,364
Intuit, Inc.	24,700	13,090,259
Lightspeed POS, Inc. (Canada) (a)	178,883	15,317,466
Microsoft Corp.	1,259,300	358,787,163
Monday.com Ltd. (b)	2,400	531,096
Procore Technologies, Inc. (a)(b)	6,100	630,008
RingCentral, Inc. (a)	41,139	10,995,221
Riskified Ltd.	21,600	592,272
Riskified Ltd.:
Class A	96,275	2,375,874
Class B	192,550	4,751,749
Salesforce.com, Inc. (a)	397,970	96,280,882
SentinelOne, Inc. (b)	101,100	4,985,241
ServiceNow, Inc. (a)	11,423	6,715,467
Similarweb Ltd. (a)	52,700	1,263,746
Sinch AB (a)(e)	32,000	646,438
Stripe, Inc. Class B (a)(c)(d)	19,900	798,488
Taboola.com Ltd. (c)	88,488	786,835
Taboola.com Ltd.	783,089	6,596,742
Tanium, Inc. Class B (a)(c)(d)	151,000	1,698,750
Telos Corp.	51,400	1,440,228
The Trade Desk, Inc. (a)	84,350	6,909,109
UiPath, Inc. Class A (a)(b)	36,700	2,295,952
Volue A/S	322,584	1,681,428
Workday, Inc. Class A (a)	27,400	6,422,560
Zendesk, Inc. (a)	18,500	2,414,805
Zoom Video Communications, Inc. Class A (a)	78,500	29,680,850
		732,691,598
Technology Hardware, Storage & Peripherals - 8.2%
Apple, Inc.	3,530,336	514,934,806

TOTAL INFORMATION TECHNOLOGY		2,047,891,866

MATERIALS - 1.7%
Chemicals - 0.7%
Albemarle Corp. U.S.	12,300	2,534,292
CF Industries Holdings, Inc.	24,700	1,167,075
Corbion NV	10,400	569,723
Corteva, Inc.	102,200	4,372,116
Nutrien Ltd.	212,700	12,646,751
Olin Corp.	109,800	5,163,894
PPG Industries, Inc.	15,900	2,599,968
The Chemours Co. LLC	297,707	9,898,758
The Mosaic Co.	219,300	6,848,739
		45,801,316
Construction Materials - 0.1%
Eagle Materials, Inc.	26,600	3,759,112
Metals & Mining - 0.8%
Allegheny Technologies, Inc. (a)	79,200	1,625,976
Anglo American PLC (United Kingdom)	51,463	2,280,530
ArcelorMittal SA Class A unit (b)	268,283	9,454,293
First Quantum Minerals Ltd.	167,900	3,595,935
Freeport-McMoRan, Inc.	626,800	23,881,080
Gatos Silver, Inc.	163,900	2,235,596
Vale SA sponsored ADR	431,800	9,076,436
		52,149,846
Paper & Forest Products - 0.1%
West Fraser Timber Co. Ltd.	66,000	4,734,162

TOTAL MATERIALS		106,444,436

REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.1%
Lamar Advertising Co. Class A	11,500	1,225,900
Simon Property Group, Inc.	49,800	6,300,696
		7,526,596
Real Estate Management & Development - 0.1%
Compass, Inc.	139,352	1,808,371
Realogy Holdings Corp. (a)	69,500	1,231,540
Redfin Corp. (a)(b)	63,981	3,747,367
		6,787,278

TOTAL REAL ESTATE		14,313,874

UTILITIES - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
Brookfield Renewable Corp.	61,000	2,588,442
TOTAL COMMON STOCKS
(Cost $2,350,784,750)		6,081,058,370

Preferred Stocks - 2.9%
Convertible Preferred Stocks - 2.6%
COMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Starry, Inc.:
Series C (a)(c)(d)	1,477,502	2,482,203
Series D (a)(c)(d)	402,931	676,924
		3,159,127
CONSUMER DISCRETIONARY - 0.9%
Automobiles - 0.3%
Bird Rides, Inc. (c)	251,219	1,885,901
Rad Power Bikes, Inc.:
Series A (c)(d)	14,368	69,309
Series C (c)(d)	56,537	272,725
Rivian Automotive, Inc.:
Series E (c)(d)	399,926	14,737,273
Series F (c)(d)	119,569	4,406,118
		21,371,326
Hotels, Restaurants & Leisure - 0.1%
MOD Super Fast Pizza Holdings LLC:
Series 3 (a)(c)(d)(f)	22,518	5,175,309
Series 4 (a)(c)(d)(f)	2,055	447,476
Series 5 (a)(c)(d)(f)	8,253	1,700,696
		7,323,481
Internet & Direct Marketing Retail - 0.4%
GoBrands, Inc. Series G (c)(d)	19,600	7,614,404
Instacart, Inc.:
Series H (c)(d)	31,105	3,888,125
Series I (c)(d)	13,960	1,745,000
Reddit, Inc.:
Series B (a)(c)(d)	129,280	7,988,728
Series E (c)(d)	5,005	309,279
		21,545,536
Specialty Retail - 0.1%
Fanatics, Inc. Series E (c)(d)	159,285	5,554,268
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc.:
Series A (a)(c)(d)	15,945	179,541
Series B (a)(c)(d)	2,800	31,528
Series C (a)(c)(d)	26,775	301,487
Series Seed (a)(c)(d)	8,575	96,555
		609,111
TOTAL CONSUMER DISCRETIONARY		56,403,722
CONSUMER STAPLES - 0.8%
Food & Staples Retailing - 0.2%
Blink Health, Inc. Series C (a)(c)(d)	27,197	1,038,381
Sweetgreen, Inc.:
Series H (a)(c)(d)	725,140	9,535,591
Series J (c)(d)	41,359	543,871
		11,117,843
Food Products - 0.0%
Agbiome LLC Series C (a)(c)(d)	266,499	1,599,308
Tobacco - 0.6%
JUUL Labs, Inc.:
Series C (a)(c)(d)	660,029	37,364,242
Series D (a)(c)(d)	5,110	289,277
		37,653,519
TOTAL CONSUMER STAPLES		50,370,670
HEALTH CARE - 0.0%
Pharmaceuticals - 0.0%
Castle Creek Pharmaceutical Holdings, Inc. Series B (a)(c)(d)	1,069	700,398
INDUSTRIALS - 0.4%
Aerospace & Defense - 0.4%
Space Exploration Technologies Corp.:
Series G (a)(c)(d)	42,650	17,912,574
Series H (a)(c)(d)	6,348	2,666,097
Series N (c)(d)	12,799	5,375,452
		25,954,123
Construction & Engineering - 0.0%
Beta Technologies, Inc. Series A (c)(d)	12,033	881,658
Transportation Infrastructure - 0.0%
Delhivery Pvt Ltd. Series H (c)(d)	2,947	1,413,376
TOTAL INDUSTRIALS		28,249,157
INFORMATION TECHNOLOGY - 0.4%
Communications Equipment - 0.0%
Xsight Labs Ltd. Series D (c)(d)	140,500	1,123,438
Electronic Equipment & Components - 0.0%
Enevate Corp. Series E (c)(d)	1,441,706	1,598,396
IT Services - 0.1%
AppNexus, Inc. Series E (Escrow) (a)(c)(d)	307,049	9,617
ByteDance Ltd. Series E1 (c)(d)	37,119	4,312,857
		4,322,474
Software - 0.3%
Databricks, Inc. Series G (c)(d)	17,300	3,068,465
Dataminr, Inc. Series D (a)(c)(d)	115,901	5,099,644
Delphix Corp. Series D (a)(c)(d)	242,876	1,367,392
Jet.Com, Inc. Series B1 (Escrow) (a)(c)(d)	922,232	9
Malwarebytes Corp. Series B (a)(c)(d)	329,349	6,672,611
Nuvia, Inc. Series B (c)	181,697	148,486
Stripe, Inc. Series H (c)(d)	8,700	349,088
		16,705,695
TOTAL INFORMATION TECHNOLOGY		23,750,003
MATERIALS - 0.0%
Metals & Mining - 0.0%
Diamond Foundry, Inc. Series C (c)(d)	125,000	3,000,000

TOTAL CONVERTIBLE PREFERRED STOCKS		165,633,077

Nonconvertible Preferred Stocks - 0.3%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.1%
Neutron Holdings, Inc. Series 1C (a)(c)(d)	12,405,800	169,959
Volkswagen AG	25,500	6,216,247
Waymo LLC Series A2 (a)(c)(d)	15,200	1,394,174
		7,780,380
Specialty Retail - 0.1%
Cazoo Holdings Ltd.:
Series A (c)	1,487	45,660
Series B (c)	26,034	799,405
Series C (c)	528	16,213
Series D (c)	93,003	2,855,767
		3,717,045
TOTAL CONSUMER DISCRETIONARY		11,497,425
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Castle Creek Pharmaceutical Holdings, Inc. Series A4 (a)(c)(d)	9,636	6,313,411

TOTAL NONCONVERTIBLE PREFERRED STOCKS		17,810,836

TOTAL PREFERRED STOCKS
(Cost $88,941,008)		183,443,913
	Principal Amount	Value

Convertible Bonds - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc.:
4% 5/22/27 (c)(d)	433,800	433,800
4% 6/12/27 (c)(d)	115,200	115,200
		549,000
HEALTH CARE - 0.0%
Pharmaceuticals - 0.0%
Castle Creek Pharmaceutical Holdings, Inc. 0% (c)(d)(g)	110,200	110,200
TOTAL CONVERTIBLE BONDS
(Cost $659,200)		659,200

Preferred Securities - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment & Components - 0.0%
Enevate Corp. 0% 1/29/23 (Cost $613,815)(c)(d)	613,815	613,815
	Shares	Value

Money Market Funds - 2.1%
Fidelity Cash Central Fund 0.06% (h)	52,061,397	52,071,809
Fidelity Securities Lending Cash Central Fund 0.06% (h)(i)	80,344,930	80,352,964
TOTAL MONEY MARKET FUNDS
(Cost $132,424,773)		132,424,773
TOTAL INVESTMENT IN SECURITIES - 101.9%
(Cost $2,573,423,546)		6,398,200,071
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(118,324,941)
NET ASSETS - 100%		$6,279,875,130

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $237,493,168 or 3.8% of net assets.

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $29,505,601 or 0.5% of net assets.

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
23andMe Holding Co.	2/3/21	$866,680
Agbiome LLC Series C	6/29/18	$1,687,925
Allbirds, Inc.	10/9/18	$443,128
Allbirds, Inc. Series A	10/9/18	$174,871
Allbirds, Inc. Series B	10/9/18	$30,708
Allbirds, Inc. Series C	10/9/18	$293,646
Allbirds, Inc. Series Seed	10/9/18	$94,043
Ant International Co. Ltd. Class C	5/16/18	$5,978,358
AppHarvest, Inc.	1/29/21	$2,510,690
AppNexus, Inc. Series E (Escrow)	8/1/14	$0
Arrival SA	3/24/21	$952,490
Atom Tickets LLC	8/15/17	$1,999,998
Beta Technologies, Inc. Series A	4/9/21	$881,658
Bird Rides, Inc.	2/12/21	$1,315,830
Blink Health, Inc. Series A1	12/30/20	$170,206
Blink Health, Inc. Series C	11/7/19 - 1/21/21	$1,038,273
ByteDance Ltd. Series E1	11/18/20	$4,067,284
Castle Creek Pharmaceutical Holdings, Inc. Series A4	9/29/16	$3,185,523
Castle Creek Pharmaceutical Holdings, Inc. Series B	10/9/18	$440,268
Castle Creek Pharmaceutical Holdings, Inc. 0%	6/28/21	$110,200
Cazoo Holdings Ltd.	9/30/20	$624,462
Cazoo Holdings Ltd. Series A	9/30/20	$20,387
Cazoo Holdings Ltd. Series B	9/30/20	$356,925
Cazoo Holdings Ltd. Series C	9/30/20	$7,239
Cazoo Holdings Ltd. Series D	9/30/20	$1,275,068
CCC Intelligent Solutions Holdings, Inc.	2/2/21	$499,810
Cibus Corp. Series C	2/16/18	$1,525,763
Cibus Corp. Series D	5/10/19	$498,300
Cibus Corp. Series E	6/23/21	$442,584
CM Life Sciences, Inc.	2/9/21	$602,130
Cyxtera Technologies, Inc.	2/21/21	$1,295,110
Databricks, Inc. Series G	2/1/21	$3,068,465
Dataminr, Inc. Series D	3/6/15	$1,477,738
Delhivery Pvt Ltd. Series H	5/20/21	$1,438,501
Delphix Corp. Series D	7/10/15	$2,185,884
Diamond Foundry, Inc. Series C	3/15/21	$3,000,000
Endeavor Group Holdings, Inc. Class A	3/29/21	$2,220,864
Enevate Corp. Series E	1/29/21	$1,598,398
Enevate Corp. 0% 1/29/23	1/29/21	$613,815
Epic Games, Inc.	7/30/20	$618,700
Fanatics, Inc. Series E	8/13/20	$2,754,038
Freyr A/S	1/29/21	$879,190
FSN E-Commerce Ventures Pvt Ltd.	10/7/20 - 10/26/20	$2,246,418
GoBrands, Inc. Series G	3/2/21	$4,894,459
Hyzon Motors, Inc.	2/8/21	$889,000
Instacart, Inc. Series H	11/13/20	$1,866,300
Instacart, Inc. Series I	2/26/21	$1,745,000
Jet.Com, Inc. Series B1 (Escrow)	3/19/18	$0
JUUL Labs, Inc. Class B	11/21/17	$0
JUUL Labs, Inc. Series C	5/22/15 - 7/6/18	$0
JUUL Labs, Inc. Series D	6/25/18 - 7/6/18	$0
Lucid Motors, Inc.	2/22/21	$4,402,500
Malwarebytes Corp. Series B	12/21/15	$3,416,996
Matterport, Inc.	2/8/21	$582,000
MOD Super Fast Pizza Holdings, LLC Series 3	11/3/16	$3,084,966
MOD Super Fast Pizza Holdings, LLC Series 4	12/14/17	$287,556
MOD Super Fast Pizza Holdings, LLC Series 5	5/15/19	$1,176,218
MultiPlan Corp. warrants	10/8/20	$0
Neutron Holdings, Inc.	2/4/21	$6,918
Neutron Holdings, Inc. Series 1C	7/3/18	$2,268,276
Neutron Holdings, Inc. 4% 5/22/27	6/4/20	$433,800
Neutron Holdings, Inc. 4% 6/12/27	6/12/20	$115,200
Nuvation Bio, Inc.	2/10/21	$1,425,730
Nuvia, Inc. Series B	3/16/21	$148,486
Owlet, Inc.	2/15/21	$1,727,740
Payoneer Global, Inc.	2/3/21	$1,227,000
Rad Power Bikes, Inc.	1/21/21	$531,635
Rad Power Bikes, Inc. Series A	1/21/21	$69,309
Rad Power Bikes, Inc. Series C	1/21/21	$272,725
Reddit, Inc. Series B	7/26/17	$1,835,324
Reddit, Inc. Series E	5/18/21	$212,583
Rivian Automotive, Inc. Series E	7/10/20	$6,194,854
Rivian Automotive, Inc. Series F	1/19/21	$4,406,118
Space Exploration Technologies Corp. Class A	4/6/17 - 9/11/17	$2,534,625
Space Exploration Technologies Corp. Class C	9/11/17	$92,610
Space Exploration Technologies Corp. Series G	1/20/15	$3,303,669
Space Exploration Technologies Corp. Series H	8/4/17	$856,980
Space Exploration Technologies Corp. Series N	8/4/20	$3,455,730
Starry, Inc. Series C	12/8/17	$1,362,257
Starry, Inc. Series D	7/30/20	$576,191
Stripe, Inc. Class B	5/18/21	$798,555
Stripe, Inc. Series H	3/15/21	$349,088
Sweetgreen, Inc. warrants 1/21/26	1/21/21	$0
Sweetgreen, Inc. Series H	11/9/18	$9,455,826
Sweetgreen, Inc. Series J	1/21/21	$707,239
Taboola.com Ltd.	1/25/21	$884,880
Tanium, Inc. Class B	4/21/17	$749,609
The Beachbody Co., Inc.	2/9/21	$864,890
Tory Burch LLC	5/14/15	$7,600,030
Waymo LLC Series A2	5/8/20	$1,305,181
Wheels Up Experience, Inc.	2/1/21	$1,320,860
Xsight Labs Ltd. Series D	2/16/21	$1,123,438
Zomato Ltd.	12/9/20 - 2/10/21	$2,199,578

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$23,772
Fidelity Securities Lending Cash Central Fund	696,505
Total	$720,277

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$6,878,077	$1,877,640,379	$1,832,446,648	$688	$(687)	$52,071,809	0.1%
Fidelity Securities Lending Cash Central Fund 0.06%	124,675,539	1,160,701,878	1,205,024,453	--	--	80,352,964	0.3%
Total	$131,553,616	$3,038,342,257	$3,037,471,101	$688	$(687)	$132,424,773

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$967,132,798	$941,050,556	$22,923,115	$3,159,127
Consumer Discretionary	1,905,476,969	1,811,473,855	28,335,997	65,667,117
Consumer Staples	108,309,054	44,028,865	13,367,571	50,912,618
Energy	70,852,384	70,852,384	--	--
Financials	86,219,505	74,612,804	8,942,548	2,664,153
Health Care	509,013,891	489,739,634	9,837,523	9,436,734
Industrials	419,509,061	372,811,248	8,619,269	38,078,544
Information Technology	2,071,641,869	2,017,372,306	27,043,073	27,226,490
Materials	109,444,436	104,163,906	2,280,530	3,000,000
Real Estate	14,313,874	12,505,503	1,808,371	--
Utilities	2,588,442	2,588,442	--	--
Corporate Bonds	659,200	--	--	659,200
Preferred Securities	613,815	--	--	613,815
Money Market Funds	132,424,773	132,424,773	--	--
Total Investments in Securities:	$6,398,200,071	$6,073,624,276	$123,157,997	$201,417,798
Net unrealized depreciation on unfunded commitments	$(1,748,337)	$--	$(1,748,337)	$--

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Equities - Consumer Discretionary
Beginning Balance	$38,758,672
Net Realized Gain (Loss) on Investment Securities	(1,394)
Net Unrealized Gain (Loss) on Investment Securities	21,065,295
Cost of Purchases	19,829,089
Proceeds of Sales	(922,944)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	(13,061,601)
Ending Balance	$65,667,117
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2021	$21,065,295
Equities - Consumer Staples
Beginning Balance	$80,372,063
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	(30,620,614)
Cost of Purchases	1,161,169
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$50,912,618
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2021	$(30,620,614)
Other Investments in Securities
Beginning Balance	$85,824,635
Net Realized Gain (Loss) on Investment Securities	57,206
Net Unrealized Gain (Loss) on Investment Securities	10,543,598
Cost of Purchases	20,979,395
Proceeds of Sales	(57,207)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	(32,509,564)
Ending Balance	$84,838,063
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2021	$10,543,598

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2021
Assets
Investment in securities, at value (including securities loaned of $77,923,250) — See accompanying schedule: Unaffiliated issuers (cost $2,440,998,773)	$6,265,775,298
Fidelity Central Funds (cost $132,424,773)	132,424,773
Total Investment in Securities (cost $2,573,423,546)		$6,398,200,071
Restricted cash		50,000
Foreign currency held at value (cost $2,854)		2,859
Receivable for investments sold		45,655,518
Receivable for fund shares sold		22,073
Dividends receivable		1,271,701
Interest receivable		25,388
Distributions receivable from Fidelity Central Funds		69,060
Other receivables		4,923
Total assets		6,445,301,593
Liabilities
Payable for investments purchased	$13,260,261
Unrealized depreciation on unfunded commitments	1,748,337
Payable for fund shares redeemed	67,490,081
Other payables and accrued expenses	2,586,259
Collateral on securities loaned	80,341,525
Total liabilities		165,426,463
Net Assets		$6,279,875,130
Net Assets consist of:
Paid in capital		$1,382,202,256
Total accumulated earnings (loss)		4,897,672,874
Net Assets		$6,279,875,130
Net Asset Value, offering price and redemption price per share ($6,279,875,130 ÷ 324,735,530 shares)		$19.34

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2021
Investment Income
Dividends		$18,312,967
Interest		22,018
Income from Fidelity Central Funds (including $696,505 from security lending)		720,277
Total income		19,055,262
Expenses
Custodian fees and expenses	$176,658
Independent trustees' fees and expenses	25,911
Legal	71
Interest	17,916
Miscellaneous	3,080
Total expenses		223,636
Net investment income (loss)		18,831,626
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $4,513)	1,836,566,153
Fidelity Central Funds	688
Foreign currency transactions	(35,063)
Futures contracts	6,533,752
Written options	230,740
Total net realized gain (loss)		1,843,296,270
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $518,439)	447,389,741
Fidelity Central Funds	(687)
Unfunded commitments	(1,748,337)
Assets and liabilities in foreign currencies	(5,926)
Total change in net unrealized appreciation (depreciation)		445,634,791
Net gain (loss)		2,288,931,061
Net increase (decrease) in net assets resulting from operations		$2,307,762,687

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2021	Year ended July 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$18,831,626	$33,783,915
Net realized gain (loss)	1,843,296,270	1,182,419,189
Change in net unrealized appreciation (depreciation)	445,634,791	705,721,116
Net increase (decrease) in net assets resulting from operations	2,307,762,687	1,921,924,220
Distributions to shareholders	(1,909,413,522)	(641,776,468)
Share transactions
Proceeds from sales of shares	1,010,876,682	764,339,309
Reinvestment of distributions	1,909,413,522	641,776,468
Cost of shares redeemed	(2,828,198,616)	(2,743,794,312)
Net increase (decrease) in net assets resulting from share transactions	92,091,588	(1,337,678,535)
Total increase (decrease) in net assets	490,440,753	(57,530,783)
Net Assets
Beginning of period	5,789,434,377	5,846,965,160
End of period	$6,279,875,130	$5,789,434,377
Other Information
Shares
Sold	56,402,633	52,915,457
Issued in reinvestment of distributions	119,502,616	46,186,696
Redeemed	(151,964,287)	(173,939,394)
Net increase (decrease)	23,940,962	(74,837,241)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Blue Chip Growth Fund

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$19.25	$15.57	$15.90	$14.07	$11.47
Income from Investment Operations
Net investment income (loss)A	.06	.09	.10	.12B	.03
Net realized and unrealized gain (loss)	6.76	5.30	1.58	3.28	2.74
Total from investment operations	6.82	5.39	1.68	3.40	2.77
Distributions from net investment income	(.10)	(.11)	(.12)	(.07)	(.03)
Distributions from net realized gain	(6.63)	(1.60)	(1.89)	(1.50)	(.14)
Total distributions	(6.73)	(1.71)	(2.01)	(1.57)	(.17)
Net asset value, end of period	$19.34	$19.25	$15.57	$15.90	$14.07
Total ReturnC	46.98%	39.00%	11.85%	26.54%	24.50%
Ratios to Average Net AssetsD,E
Expenses before reductions	- %F	- %F	- %F	- %F	.59%
Expenses net of fee waivers, if any	- %F	- %F	- %F	- %F	.59%
Expenses net of all reductions	- %F	- %F	- %F	- %F	.59%
Net investment income (loss)	.31%	.59%	.71%	.81%B	.26%
Supplemental Data
Net assets, end of period (000 omitted)	$6,279,875	$5,789,434	$5,846,965	$6,005,980	$2,208,451
Portfolio turnover rateG	53%	52%H	53%	41%	47%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.01 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .71%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount represents less than .005%.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2021

1. Organization.

Fidelity Series Blue Chip Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$200,144,783	Market comparable	Enterprise value/Sales multiple (EV/S)	1.0 - 10.2 / 5.1	Increase
			Discount rate	13.8% - 85.7% / 49.8%	Decrease
			Price/Earnings multiple (P/E)	9.2	Increase
			Premium rate	5.7% - 7.8% / 7.5%	Increase
			Liquidity preference	$206.07 - $229.83 / $217.88	Increase
			Discount for lack of marketability	10.0% - 15.0% / 10.3%	Decrease
		Recovery value	Recovery value	0.0%	Increase
		Market approach	Transaction price	$1.11 - $885.00 / $163.31	Increase
			Expected distribution	$0.03	Increase
			Premium rate	59.0%	Increase
Corporate Bonds	$659,200	Market approach	Transaction price	$100.00	Increase
Preferred Securities	$613,815	Market approach	Transaction price	$100.00	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2021, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), defaulted bonds, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,874,521,173
Gross unrealized depreciation	(64,845,398)
Net unrealized appreciation (depreciation)	$3,809,675,775
Tax Cost	$2,586,775,959

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$194,763,088
Undistributed long-term capital gain	$895,404,392
Net unrealized appreciation (depreciation) on securities and other investments	$3,809,682,339

The tax character of distributions paid was as follows:

	July 31, 2021	July 31, 2020
Ordinary Income	$151,548,380	$ 42,854,714
Long-term Capital Gains	1,757,865,142	598,921,754
Total	$1,909,413,522	$ 641,776,468

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on these commitments is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and in the Statement of Operations as Change in unrealized appreciation (depreciation) on unfunded commitments.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Series Blue Chip Growth Fund	14,609,875.23

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts and options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts and exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Equity Risk
Futures	$6,533,752	$–
Written Options	230,740	–
Total Equity Risk	6,764,492	–
Totals	$6,764,492	$–

A summary of the value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options".

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Blue Chip Growth Fund	3,124,521,888	4,919,842,543

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Blue Chip Growth Fund	$58,510

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series Blue Chip Growth Fund	Borrower	$22,930,352.32%		$17,887

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Blue Chip Growth Fund	204,474,800	258,800,592

Prior Fiscal Year Affiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Series Blue Chip Growth Fund	19,043,253	256,703,045

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. Effective during January 2021, commitment fees are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Series Blue Chip Growth Fund	$3,080

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Blue Chip Growth Fund	$77,959	$7,334	$–

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series Blue Chip Growth Fund	$883,000.59%		$29

10. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Series Blue Chip Growth Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series Blue Chip Growth Fund (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian, issuers of privately offered securities, and brokers; when replies were not received from issuers of privately offered securities and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 13, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 314 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2021 to July 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Expenses Paid During Period-B February 1, 2021 to July 31, 2021
Fidelity Series Blue Chip Growth Fund	- %-C
Actual		$1,000.00	$1,139.70	$--D
Hypothetical-E		$1,000.00	$1,024.79	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Blue Chip Growth Fund voted to pay on September 13, 2021, to shareholders of record at the opening of business on September 10, 2021, a distribution of $3.411 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.028 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2021, $1,572,245,977, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 22% and 7% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 24% and 9% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1% of the dividends distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Blue Chip Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies and 529 plans managed by Fidelity and ultimately to enhance the performance of those investment companies and 529 plans.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds that invest in the fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.003% through November 30, 2023.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

XS1-ANN-0921
1.967985.107

Fidelity Flex® Funds

Fidelity Flex® Large Cap Growth Fund

Annual Report

July 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2021	Past 1 year	Life of fundA
Fidelity Flex® Large Cap Growth Fund	47.94%	30.63%

 A From March 8, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex® Large Cap Growth Fund on March 8, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Period Ending Values
$32,404	Fidelity Flex® Large Cap Growth Fund
$26,156	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 36.45% for the 12 months ending July 31, 2021, as U.S. equities continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. A confluence of powerful forces propelled risk assets, returning the stock market to pre-pandemic highs by late August 2020. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. This backdrop fueled a sharp rotation, with small-cap value usurping leadership from large growth. As part of the “reopening” theme, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies that stood to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through July, driven by corporate earnings. Notably, this leg saw momentum shift back to large growth, as easing rates and a hawkish Fed stymied the reflation trade. By sector, financials (+55%) led, driven by banks (+63%), whereas utilities (+12%) and consumer staples (+18%) notably lagged.

Comments from Portfolio Manager Sonu Kalra:  For the fiscal year ending July 31, 2021, the fund gained 47.94%, outperforming the 36.68% result of the benchmark, the Russell 1000® Growth Index. Security selection contributed to the fund’s performance versus the benchmark, especially in the consumer discretionary sector. Stock picks in the information technology and industrials sectors also helped notably. Overweighting automaker Tesla (+140%) added more value than any other fund position. It also helped to overweight graphics chipmaker Nvidia (+84%). The fund's non-benchmark stake in Singapore-based digital entertainment, and e-commerce company Sea (+125%) aided the relative result as well. Conversely, overweighting consumer discretionary, underweighting information technology, and stock choices in health care detracted from the fund’s relative return. A non-benchmark stake in Alibaba Group Holding was the fund's largest individual relative detractor, due to its -9% result. We decreased our stake in the company the past 12 months. Also holding back performance was an underweighting in semiconductor equipment firm Applied Materials, which gained about 120%. Applied Materials was not held at period end. Another notable relative detractor was an out-of-benchmark stake in Tencent Holdings (-10%). Notable changes in positioning included increased exposure to the industrials sector and a lower allocation to health care.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2021

% of fund's net assets
Apple, Inc.	10.0
Amazon.com, Inc.	7.1
Microsoft Corp.	6.8
Alphabet, Inc. Class A	6.0
Facebook, Inc. Class A	5.1
NVIDIA Corp.	4.5
Marvell Technology, Inc.	2.9
Tesla, Inc.	2.1
Lyft, Inc.	1.9
Salesforce.com, Inc.	1.6
48.0

Top Five Market Sectors as of July 31, 2021

% of fund's net assets
Information Technology	36.6
Consumer Discretionary	26.6
Communication Services	16.6
Health Care	6.9
Industrials	6.0

Asset Allocation (% of fund's net assets)

As of July 31, 2021 *
Stocks	96.9%
Convertible Securities	1.2%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	1.8%

 * Foreign investments - 8.8%

Schedule of Investments July 31, 2021

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
COMMUNICATION SERVICES - 16.6%
Entertainment - 3.1%
Activision Blizzard, Inc.	3,820	$319,428
Endeavor Group Holdings, Inc. (a)	1,435	36,808
Endeavor Group Holdings, Inc. Class A (b)	1,768	45,349
Netflix, Inc. (a)	3,671	1,899,999
Roku, Inc. Class A (a)	863	369,632
Sea Ltd. ADR (a)	5,167	1,426,919
		4,098,135
Interactive Media & Services - 12.9%
Alphabet, Inc. Class A (a)	2,925	7,881,500
Bumble, Inc.	933	47,471
Facebook, Inc. Class A (a)	18,616	6,632,881
Match Group, Inc. (a)	2,187	348,323
Snap, Inc. Class A (a)	15,973	1,188,711
Tencent Holdings Ltd.	7,856	473,781
Twitter, Inc. (a)	2,416	168,516
VerticalScope Holdings, Inc.	400	9,352
Zillow Group, Inc. Class C (a)	678	72,044
		16,822,579
Media - 0.3%
Criteo SA sponsored ADR (a)	5,515	213,927
DISH Network Corp. Class A (a)	4,637	194,244
		408,171
Wireless Telecommunication Services - 0.3%
T-Mobile U.S., Inc. (a)	2,398	345,360

TOTAL COMMUNICATION SERVICES		21,674,245

CONSUMER DISCRETIONARY - 25.7%
Automobiles - 2.7%
Arrival SA (b)	1,359	17,490
Daimler AG (Germany)	427	38,131
Ford Motor Co. (a)	7,364	102,728
General Motors Co. (a)	4,602	261,578
Harley-Davidson, Inc.	585	23,178
Hyundai Motor Co.	100	18,911
Kia Corp.	302	21,902
Lucid Motors, Inc. (b)	5,700	121,684
Neutron Holdings, Inc. (a)(b)(c)	9,174	126
Rad Power Bikes, Inc. (b)(c)	1,815	8,755
Tesla, Inc. (a)	3,905	2,683,516
XPeng, Inc.:
ADR (a)	6,883	278,968
Class A	1,108	21,273
		3,598,240
Diversified Consumer Services - 0.2%
Duolingo, Inc.	149	20,897
FSN E-Commerce Ventures Pvt Ltd. (b)(c)	30,000	144,824
Mister Car Wash, Inc.	1,480	30,843
The Beachbody Co., Inc. (b)	1,693	14,443
		211,007
Hotels, Restaurants & Leisure - 3.8%
Airbnb, Inc. Class A	6,391	920,368
Caesars Entertainment, Inc. (a)	8,013	700,016
Chipotle Mexican Grill, Inc. (a)	285	531,080
Churchill Downs, Inc.	1,018	189,144
DraftKings, Inc. Class A (a)	546	26,481
Evolution AB (d)	467	81,352
Expedia, Inc. (a)	2,017	324,475
F45 Training Holdings, Inc.	600	8,844
Flutter Entertainment PLC (a)	100	17,097
Hilton Worldwide Holdings, Inc. (a)	2,227	292,739
Marriott International, Inc. Class A (a)	2,784	406,408
MGM Resorts International	5,114	191,928
Penn National Gaming, Inc. (a)	15,264	1,043,752
Planet Fitness, Inc. (a)	1,651	124,205
Vail Resorts, Inc. (a)	502	153,210
		5,011,099
Household Durables - 0.8%
D.R. Horton, Inc.	799	76,249
KB Home	912	38,705
Lennar Corp. Class A	1,341	141,006
Matterport, Inc. (b)	1,100	15,296
Meritage Homes Corp. (a)	372	40,392
PulteGroup, Inc.	1,298	71,221
Sonos, Inc. (a)	1,052	35,116
Tempur Sealy International, Inc.	3,940	170,484
Toll Brothers, Inc.	2,449	145,152
Traeger, Inc.	1,300	28,873
TRI Pointe Homes, Inc. (a)	5,801	139,920
Tupperware Brands Corp. (a)	7,788	162,691
		1,065,105
Internet & Direct Marketing Retail - 8.5%
About You Holding AG	700	20,394
Alibaba Group Holding Ltd. sponsored ADR (a)	418	81,589
Amazon.com, Inc. (a)	2,793	9,293,959
BHG Group AB (a)	1,231	18,990
Chewy, Inc. (a)	1,346	112,660
Coupang, Inc. Class A (a)	392	14,237
Deliveroo PLC	8,200	35,733
Deliveroo PLC Class A (a)(d)	14,253	65,379
Delivery Hero AG (a)(d)	291	43,564
eBay, Inc.	3,322	226,594
Etsy, Inc. (a)	756	138,734
Farfetch Ltd. Class A (a)	5,296	265,436
Global-e Online Ltd. (a)	737	51,325
JD Health International, Inc. (d)	2,700	28,994
JD.com, Inc. sponsored ADR (a)	592	41,961
Pinduoduo, Inc. ADR (a)	2,212	202,641
Poshmark, Inc.	491	19,267
The Original BARK Co. Class A (a)	2,983	24,013
The RealReal, Inc. (a)	5,565	91,878
thredUP, Inc. (a)	800	19,088
Wayfair LLC Class A (a)	1,206	291,080
Zomato Ltd. (b)	46,900	71,586
		11,159,102
Leisure Products - 0.2%
Peloton Interactive, Inc. Class A (a)	2,247	265,258
Multiline Retail - 0.5%
Kohl's Corp.	1,564	79,451
Nordstrom, Inc. (a)	6,159	203,863
Ollie's Bargain Outlet Holdings, Inc. (a)	1,551	144,398
Target Corp.	790	206,230
		633,942
Specialty Retail - 5.2%
Academy Sports & Outdoors, Inc.	954	35,346
American Eagle Outfitters, Inc.	17,994	620,253
Aritzia LP (a)	2,361	69,244
Auto1 Group SE (d)	700	34,261
Bath & Body Works, Inc.	2,656	212,666
Burlington Stores, Inc. (a)	899	300,985
Carvana Co. Class A (a)	3,670	1,238,845
Cazoo Holdings Ltd. (b)	547	16,796
Citi Trends, Inc. (a)	712	56,782
Dick's Sporting Goods, Inc.	3,371	351,056
Five Below, Inc. (a)	1,694	329,347
Floor & Decor Holdings, Inc. Class A (a)	3,285	400,803
Gap, Inc.	5,878	171,461
JD Sports Fashion PLC	3,160	39,400
Lowe's Companies, Inc.	8,218	1,583,526
RH (a)	1,661	1,103,037
The Home Depot, Inc.	541	177,551
		6,741,359
Textiles, Apparel & Luxury Goods - 3.8%
Allbirds, Inc. (a)(b)(c)	215	2,421
Burberry Group PLC	1,869	53,621
Capri Holdings Ltd. (a)	10,094	568,393
Crocs, Inc. (a)	5,396	732,831
Deckers Outdoor Corp. (a)	903	370,998
Dr. Martens Ltd. (a)	4,900	29,492
Hermes International SCA	27	41,285
lululemon athletica, Inc. (a)	1,757	703,099
LVMH Moet Hennessy Louis Vuitton SE	326	261,018
Moncler SpA	2,322	159,759
NIKE, Inc. Class B	6,369	1,066,871
Prada SpA	1,914	14,950
Puma AG	526	64,581
PVH Corp. (a)	4,364	456,562
Samsonite International SA (a)(d)	22,477	41,766
Tapestry, Inc. (a)	6,005	254,012
Under Armour, Inc. Class A (sub. vtg.) (a)	7,746	158,406
		4,980,065

TOTAL CONSUMER DISCRETIONARY		33,665,177

CONSUMER STAPLES - 0.8%
Beverages - 0.6%
Celsius Holdings, Inc. (a)	2,535	173,977
Kweichow Moutai Co. Ltd. (A Shares)	34	8,835
Monster Beverage Corp. (a)	2,197	207,221
The Coca-Cola Co.	7,212	411,300
		801,333
Food & Staples Retailing - 0.0%
Blink Health, Inc. Series A1 (b)(c)	99	3,780
Sweetgreen, Inc. warrants 1/21/26 (a)(b)(c)	672	2,654
Zur Rose Group AG (a)	38	14,137
		20,571
Food Products - 0.1%
AppHarvest, Inc. (b)	3,042	36,261
Darling Ingredients, Inc. (a)	886	61,196
Freshpet, Inc. (a)	102	14,938
		112,395
Personal Products - 0.0%
The Honest Co., Inc.	564	7,294
Tobacco - 0.1%
JUUL Labs, Inc. Class A (a)(b)(c)	217	12,284
Swedish Match Co. AB	6,680	59,819
		72,103

TOTAL CONSUMER STAPLES		1,013,696

ENERGY - 0.9%
Energy Equipment & Services - 0.1%
Schlumberger Ltd.	2,929	84,443
Oil, Gas & Consumable Fuels - 0.8%
Antero Resources Corp. (a)	1,967	26,751
APA Corp.	1,149	21,544
Cheniere Energy, Inc. (a)	603	51,213
ConocoPhillips Co.	1,546	86,669
Devon Energy Corp.	1,423	36,770
Diamondback Energy, Inc.	955	73,659
EOG Resources, Inc.	2,088	152,132
Hess Corp.	2,366	180,857
Pioneer Natural Resources Co.	282	40,994
Reliance Industries Ltd.	885	16,789
Reliance Industries Ltd.	13,054	357,379
Reliance Industries Ltd. sponsored GDR (d)	697	38,544
Suncor Energy, Inc.	509	10,020
Thungela Resources Ltd. (a)	80	248
		1,093,569

TOTAL ENERGY		1,178,012

FINANCIALS - 1.5%
Banks - 0.4%
Bank of America Corp.	1,653	63,409
Citigroup, Inc.	891	60,249
Kotak Mahindra Bank Ltd. (a)	733	16,316
Wells Fargo & Co.	8,672	398,392
		538,366
Capital Markets - 0.4%
Charles Schwab Corp.	1,189	80,793
Coinbase Global, Inc. (a)	163	38,563
Goldman Sachs Group, Inc.	357	133,832
Morgan Stanley	1,869	179,387
Wheels Up Experience, Inc. (b)	2,337	16,826
		449,401
Consumer Finance - 0.6%
Ally Financial, Inc.	4,095	210,319
American Express Co.	1,841	313,946
Capital One Financial Corp.	1,344	217,325
LendingClub Corp. (a)	1,357	33,111
		774,701
Diversified Financial Services - 0.1%
Ant International Co. Ltd. Class C (a)(b)(c)	2,450	6,125
BowX Acquisition Corp. (a)(e)	4,101	43,348
CCC Intelligent Solutions Holdings, Inc. (b)	892	7,434
Cyxtera Technologies, Inc. (b)	2,528	21,592
Horizon Acquisition Corp. Class A (a)	2,875	28,434
Hyzon Motors, Inc. (b)	1,700	10,297
Owlet, Inc. (b)	3,375	30,102
		147,332
Insurance - 0.0%
Goosehead Insurance	224	26,923
Thrifts & Mortgage Finance - 0.0%
Housing Development Finance Corp. Ltd.	365	11,985

TOTAL FINANCIALS		1,948,708

HEALTH CARE - 6.9%
Biotechnology - 2.1%
Absci Corp.	1,474	41,980
Acceleron Pharma, Inc. (a)	1,060	132,564
ADC Therapeutics SA (a)	696	14,644
Aerovate Therapeutics, Inc.	849	10,910
Agios Pharmaceuticals, Inc. (a)	116	5,578
Akouos, Inc. (a)	400	4,348
Allakos, Inc. (a)	276	21,959
Alnylam Pharmaceuticals, Inc. (a)	1,619	289,704
Annexon, Inc. (a)	735	15,479
Arcutis Biotherapeutics, Inc. (a)	691	16,121
Argenx SE ADR (a)	108	32,878
Ascendis Pharma A/S sponsored ADR (a)	382	45,149
Avidity Biosciences, Inc. (a)	300	5,793
BeiGene Ltd. (a)	331	7,818
BeiGene Ltd. ADR (a)	79	25,011
BioAtla, Inc.	300	12,297
Bolt Biotherapeutics, Inc.	600	6,690
BridgeBio Pharma, Inc. (a)	201	10,743
Century Therapeutics, Inc.	660	19,239
Cerevel Therapeutics Holdings (a)	1,479	36,443
Connect Biopharma Holdings Ltd. ADR (a)	1,000	22,010
Cytokinetics, Inc. (a)	432	12,822
Day One Biopharmaceuticals, Inc. (a)	1,528	36,244
Erasca, Inc.	756	15,876
Forma Therapeutics Holdings, Inc. (a)	489	11,193
Fusion Pharmaceuticals, Inc. (a)	400	3,260
Generation Bio Co. (a)	1,151	25,023
Graphite Bio, Inc.	740	15,806
Horizon Therapeutics PLC (a)	2,941	294,159
Imago BioSciences, Inc.	500	9,160
Immunocore Holdings PLC ADR	322	10,536
Instil Bio, Inc. (a)	1,340	20,167
Intellia Therapeutics, Inc. (a)	171	24,256
Janux Therapeutics, Inc.	600	19,458
Karuna Therapeutics, Inc. (a)	173	19,760
Kura Oncology, Inc. (a)	458	8,675
Mirati Therapeutics, Inc. (a)	58	9,283
Moderna, Inc. (a)	1,389	491,150
Monte Rosa Therapeutics, Inc.	650	15,938
Natera, Inc. (a)	218	24,965
Novavax, Inc. (a)	719	128,938
Nuvalent, Inc. Class A	500	9,125
Passage Bio, Inc. (a)	940	11,092
Prelude Therapeutics, Inc.	466	14,931
Protagonist Therapeutics, Inc. (a)	1,059	52,346
Recursion Pharmaceuticals, Inc. (a)(e)	1,300	39,455
Regeneron Pharmaceuticals, Inc. (a)	289	166,062
Relay Therapeutics, Inc. (a)	546	17,712
Revolution Medicines, Inc. (a)	903	25,862
Scholar Rock Holding Corp. (a)	178	5,563
Seagen, Inc. (a)	124	19,020
Shattuck Labs, Inc.	300	6,612
Silverback Therapeutics, Inc.	500	15,140
Taysha Gene Therapies, Inc.	400	6,916
Tenaya Therapeutics, Inc.	866	12,990
TG Therapeutics, Inc. (a)	421	14,731
Translate Bio, Inc. (a)	1,460	40,354
Turning Point Therapeutics, Inc. (a)	849	54,183
Twist Bioscience Corp. (a)	75	9,229
Vaxcyte, Inc. (a)	600	13,008
Verve Therapeutics, Inc.	1,100	65,373
Xencor, Inc. (a)	200	6,156
Zai Lab Ltd. ADR (a)	1,263	182,642
		2,762,529
Health Care Equipment & Supplies - 2.2%
Axonics Modulation Technologies, Inc. (a)	2,017	137,055
Boston Scientific Corp. (a)	1,456	66,394
CryoPort, Inc. (a)	295	18,207
Danaher Corp.	1,107	329,321
DexCom, Inc. (a)	1,323	682,020
Figs, Inc. Class A (a)(e)	1,441	52,452
InMode Ltd. (a)	811	92,186
Insulet Corp. (a)	526	147,117
Intuitive Surgical, Inc. (a)	907	899,254
Nevro Corp. (a)	154	23,870
Outset Medical, Inc.	559	22,897
Shockwave Medical, Inc. (a)	1,191	216,762
Sight Sciences, Inc.	500	18,485
Tandem Diabetes Care, Inc. (a)	1,634	177,567
The Cooper Companies, Inc.	62	26,150
		2,909,737
Health Care Providers & Services - 0.7%
1Life Healthcare, Inc. (a)	1,404	37,964
agilon health, Inc. (a)	1,568	57,687
Alignment Healthcare, Inc. (a)	1,222	25,454
Alignment Healthcare, Inc.	571	11,299
Cano Health, Inc. (a)	2,120	22,790
Guardant Health, Inc. (a)	1,171	128,576
HCA Holdings, Inc.	51	12,658
Humana, Inc.	581	247,425
LifeStance Health Group, Inc.	1,000	23,700
Oak Street Health, Inc. (a)	724	45,641
Owens & Minor, Inc.	615	28,444
Signify Health, Inc.	255	6,712
Surgery Partners, Inc. (a)	732	39,938
UnitedHealth Group, Inc.	516	212,706
		900,994
Health Care Technology - 0.0%
Certara, Inc.	800	21,768
CM Life Sciences, Inc. (b)	1,200	12,182
Medlive Technology Co. Ltd.	4,500	15,974
MultiPlan Corp. warrants (a)(b)	212	463
		50,387
Life Sciences Tools & Services - 0.4%
10X Genomics, Inc. (a)	677	124,047
23andMe Holding Co. (b)	1,547	12,144
23andMe Holding Co. Class B	777	5,490
Avantor, Inc. (a)	3,175	119,317
Bio-Rad Laboratories, Inc. Class A (a)	61	45,110
Eurofins Scientific SA	150	17,943
Joinn Laboratories China Co. Ltd. (H Shares) (d)	560	9,368
Maravai LifeSciences Holdings, Inc.	1,749	76,904
Nanostring Technologies, Inc. (a)	490	30,351
Olink Holding AB ADR (a)	1,504	56,204
Seer, Inc.	476	15,203
Stevanato Group SpA	536	10,822
Thermo Fisher Scientific, Inc.	25	13,500
		536,403
Pharmaceuticals - 1.5%
Antengene Corp. (d)	12,000	22,082
Arvinas Holding Co. LLC (a)	118	11,930
Atea Pharmaceuticals, Inc.	643	16,101
Cyteir Therapeutics, Inc.	400	7,700
Eli Lilly & Co.	3,910	952,085
GH Research PLC	600	11,820
Hansoh Pharmaceutical Group Co. Ltd. (d)	2,259	8,096
Intra-Cellular Therapies, Inc. (a)	838	28,769
Longboard Pharmaceuticals, Inc. (a)	1,300	11,700
Nuvation Bio, Inc. (b)	1,992	17,211
Nuvation Bio, Inc.	1,450	11,902
OptiNose, Inc. (a)	1,908	5,419
Pharvaris BV	505	8,974
Zoetis, Inc. Class A	4,029	816,678
		1,930,467

TOTAL HEALTH CARE		9,090,517

INDUSTRIALS - 5.8%
Aerospace & Defense - 0.4%
Airbus Group NV (a)	676	92,726
Axon Enterprise, Inc. (a)	723	134,492
Howmet Aerospace, Inc.	3,208	105,287
Space Exploration Technologies Corp. Class A (a)(b)(c)	100	41,999
The Boeing Co. (a)	606	137,247
		511,751
Air Freight & Logistics - 0.2%
FedEx Corp.	1,180	330,341
Building Products - 0.3%
Builders FirstSource, Inc. (a)	3,456	153,792
Carrier Global Corp.	2,096	115,804
The AZEK Co., Inc. (a)	3,705	134,751
Trane Technologies PLC	110	22,397
		426,744
Commercial Services & Supplies - 0.1%
ACV Auctions, Inc.	1,013	22,288
ACV Auctions, Inc. Class A (a)	2,379	55,098
		77,386
Construction & Engineering - 0.1%
Dycom Industries, Inc. (a)	1,466	101,740
MasTec, Inc. (a)	748	75,720
		177,460
Electrical Equipment - 0.3%
Acuity Brands, Inc.	1,374	240,972
Freyr A/S (b)	1,556	12,450
Generac Holdings, Inc. (a)	30	12,581
Sunrun, Inc. (a)	2,650	140,371
		406,374
Industrial Conglomerates - 0.2%
General Electric Co.	21,180	274,281
Machinery - 0.3%
Caterpillar, Inc.	313	64,713
Crane Co.	253	24,599
Deere & Co.	531	192,004
Otis Worldwide Corp.	609	54,536
Proterra, Inc. Class A (a)	4,155	45,830
		381,682
Marine - 0.1%
Golden Ocean Group Ltd.	2,444	23,878
Star Bulk Carriers Corp.	2,443	46,490
		70,368
Professional Services - 0.2%
First Advantage Corp.	1,580	30,984
KBR, Inc.	1,267	49,033
Upwork, Inc. (a)	2,689	139,263
		219,280
Road & Rail - 3.6%
Avis Budget Group, Inc. (a)	1,414	117,037
Canadian Pacific Railway Ltd.	2,004	148,806
Lyft, Inc. (a)	44,841	2,480,604
TuSimple Holdings, Inc. (a)	2,400	88,320
Uber Technologies, Inc. (a)	43,118	1,873,908
		4,708,675

TOTAL INDUSTRIALS		7,584,342

INFORMATION TECHNOLOGY - 36.4%
Electronic Equipment & Components - 0.0%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	8,382	33,155
IT Services - 3.7%
Adyen BV (a)(d)	10	27,101
Afterpay Ltd. (a)	1,490	105,692
Dlocal Ltd.	1,400	63,196
Endava PLC ADR (a)	414	53,249
Flywire Corp. (a)	663	21,057
Marqeta, Inc. Class A	500	13,415
MongoDB, Inc. Class A (a)	528	189,510
Payfare, Inc. (a)	2,500	23,706
Paymentus Holdings, Inc. (a)	300	8,700
Payoneer Global, Inc. (b)	2,200	19,730
PayPal Holdings, Inc. (a)	6,876	1,894,544
Shopify, Inc. Class A (a)	509	764,153
Snowflake Computing, Inc.	335	89,016
Square, Inc. (a)	3,332	823,870
Squarespace, Inc. Class A (a)	700	35,441
TaskUs, Inc.	897	27,314
Twilio, Inc. Class A (a)	1,730	646,311
		4,806,005
Semiconductors & Semiconductor Equipment - 9.7%
ASML Holding NV	214	164,082
Cirrus Logic, Inc. (a)	1,186	97,952
Enphase Energy, Inc. (a)	1,221	231,502
Lam Research Corp.	334	212,895
Marvell Technology, Inc.	62,923	3,807,471
NVIDIA Corp.	30,616	5,969,814
NXP Semiconductors NV	8,159	1,683,936
ON Semiconductor Corp. (a)	3,444	134,523
Silergy Corp.	125	16,977
Synaptics, Inc. (a)	267	40,563
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	695	81,065
Teradyne, Inc.	2,441	310,007
		12,750,787
Software - 13.0%
Adobe, Inc. (a)	2,711	1,685,239
Atlassian Corp. PLC (a)	177	57,546
Autodesk, Inc. (a)	150	48,170
Avalara, Inc. (a)	228	38,115
Blend Labs, Inc.	559	10,096
Cadence Design Systems, Inc. (a)	991	146,321
Confluent, Inc.	300	11,757
Coupa Software, Inc. (a)	744	161,448
Crowdstrike Holdings, Inc. (a)	853	216,329
DocuSign, Inc. (a)	1,089	324,566
DoubleVerify Holdings, Inc. (a)	1,913	66,190
DoubleVerify Holdings, Inc.	3,115	102,390
Epic Games, Inc. (b)(c)	9	7,965
Five9, Inc. (a)	253	50,926
Freee KK (a)	97	8,311
HubSpot, Inc. (a)	679	404,698
Intuit, Inc.	519	275,054
Lightspeed POS, Inc. (Canada) (a)	3,567	305,437
Microsoft Corp.	30,958	8,820,244
Monday.com Ltd.	100	22,129
Procore Technologies, Inc. (a)	100	10,328
RingCentral, Inc. (a)	1,156	308,964
Riskified Ltd.	400	10,968
Riskified Ltd.:
Class A	474	11,697
Class B	948	23,395
Salesforce.com, Inc. (a)	8,677	2,099,227
SentinelOne, Inc.	2,009	99,064
ServiceNow, Inc. (a)	442	259,847
Similarweb Ltd. (a)	1,100	26,378
Sinch AB (a)(d)	610	12,323
Stripe, Inc. Class B (a)(b)(c)	400	16,050
Taboola.com Ltd. (b)	1,475	13,116
Tanium, Inc. Class B (a)(b)(c)	131	1,474
Telos Corp.	868	24,321
The Trade Desk, Inc. (a)	3,780	309,620
UiPath, Inc.	357	21,217
UiPath, Inc. Class A (a)(e)	697	43,604
Volue A/S	5,594	29,158
Workday, Inc. Class A (a)	911	213,538
Zendesk, Inc. (a)	376	49,079
Zoom Video Communications, Inc. Class A (a)	1,678	634,452
		16,980,751
Technology Hardware, Storage & Peripherals - 10.0%
Apple, Inc.	89,526	13,058,255

TOTAL INFORMATION TECHNOLOGY		47,628,953

MATERIALS - 1.8%
Chemicals - 0.9%
Albemarle Corp. U.S.	249	51,304
CF Industries Holdings, Inc.	476	22,491
Corbion NV	200	10,956
Corteva, Inc.	1,894	81,025
Nutrien Ltd.	7,546	448,671
Olin Corp.	1,735	81,597
PPG Industries, Inc.	306	50,037
The Chemours Co. LLC	7,250	241,063
The Mosaic Co.	5,303	165,613
		1,152,757
Construction Materials - 0.0%
Eagle Materials, Inc.	519	73,345
Metals & Mining - 0.8%
Allegheny Technologies, Inc. (a)	1,575	32,335
Anglo American PLC (United Kingdom)	808	35,806
ArcelorMittal SA Class A unit (e)	5,385	189,767
First Quantum Minerals Ltd.	3,201	68,556
Freeport-McMoRan, Inc.	13,430	511,683
Gatos Silver, Inc.	2,587	35,287
Vale SA sponsored ADR	9,889	207,867
		1,081,301
Paper & Forest Products - 0.1%
West Fraser Timber Co. Ltd.	1,313	94,181

TOTAL MATERIALS		2,401,584

REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.2%
Lamar Advertising Co. Class A	235	25,051
Simon Property Group, Inc.	1,508	190,792
		215,843
Real Estate Management & Development - 0.1%
Compass, Inc.	286	3,711
Realogy Holdings Corp. (a)	948	16,799
Redfin Corp. (a)	2,086	122,177
		142,687

TOTAL REAL ESTATE		358,530

UTILITIES - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Brookfield Renewable Corp.	963	40,863
TOTAL COMMON STOCKS
(Cost $78,407,131)		126,584,627

Preferred Stocks - 1.3%
Convertible Preferred Stocks - 1.1%
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Starry, Inc.:
Series C (a)(b)(c)	3,181	5,344
Series D (a)(b)(c)	7,310	12,281
Series E3 (b)(c)	7,755	13,028
		30,653
CONSUMER DISCRETIONARY - 0.5%
Automobiles - 0.2%
Bird Rides, Inc. (b)	7,288	54,711
Bird Rides, Inc.:
Series C1 (b)	1,434	10,765
Series D (b)	200	1,501
Rad Power Bikes, Inc.:
Series A (b)(c)	237	1,143
Series C (b)(c)	931	4,491
Rivian Automotive, Inc.:
Series E (b)(c)	3,444	126,911
Series F (b)(c)	1,949	71,821
		271,343
Internet & Direct Marketing Retail - 0.3%
GoBrands, Inc.:
Series G (b)(c)	400	155,396
Series H (b)(c)	235	91,295
Instacart, Inc.:
Series H (b)(c)	461	57,625
Series I (b)(c)	272	34,000
Reddit, Inc. Series E (b)(c)	103	6,365
		344,681
Specialty Retail - 0.0%
Fanatics, Inc.:
Series E (b)(c)	1,655	57,710
Series F (b)(c)	141	4,917
		62,627
Textiles, Apparel & Luxury Goods - 0.0%
Algolia SAS Series D (b)(c)	624	18,249
Allbirds, Inc.:
Series A (a)(b)(c)	85	957
Series B (a)(b)(c)	15	169
Series C (a)(b)(c)	140	1,576
Series Seed (a)(b)(c)	45	507
		21,458
TOTAL CONSUMER DISCRETIONARY		700,109
CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Blink Health, Inc. Series C (a)(b)(c)	241	9,201
Sweetgreen, Inc.:
Series C (a)(b)(c)	13	171
Series D (a)(b)(c)	205	2,696
Series H (a)(b)(c)	1,969	25,892
Series I (a)(b)(c)	482	6,338
Series J (b)(c)	672	8,837
		53,135
Food Products - 0.0%
Agbiome LLC Series C (a)(b)(c)	557	3,343
Bowery Farming, Inc. Series C1 (b)(c)	378	22,774
		26,117
Tobacco - 0.0%
JUUL Labs, Inc. Series E (a)(b)(c)	127	7,189
TOTAL CONSUMER STAPLES		86,441
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Sonder Holdings, Inc. Series D1 (b)	528	7,496
INDUSTRIALS - 0.2%
Aerospace & Defense - 0.2%
ABL Space Systems Series B (b)(c)	629	28,327
Relativity Space, Inc. Series E (b)(c)	5,798	132,398
Space Exploration Technologies Corp. Series N (b)(c)	126	52,919
		213,644
Construction & Engineering - 0.0%
Beta Technologies, Inc. Series A (b)(c)	231	16,925
Transportation Infrastructure - 0.0%
Delhivery Pvt Ltd. Series H (b)(c)	57	27,337
TOTAL INDUSTRIALS		257,906
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.0%
Xsight Labs Ltd. Series D (b)(c)	2,700	21,589
Electronic Equipment & Components - 0.0%
Enevate Corp. Series E (b)(c)	24,030	26,642
IT Services - 0.1%
ByteDance Ltd. Series E1 (b)(c)	544	63,207
Yanka Industries, Inc. Series F (b)(c)	1,183	37,710
		100,917
Semiconductors & Semiconductor Equipment - 0.0%
SiMa.ai Series B (b)(c)	6,600	33,841
Tenstorrent, Inc. Series C1 (b)(c)	200	11,891
		45,732
Software - 0.1%
Databricks, Inc. Series G (b)(c)	284	50,372
Nuvia, Inc. Series B (b)	2,764	2,259
Stripe, Inc. Series H (b)(c)	200	8,025
		60,656
TOTAL INFORMATION TECHNOLOGY		255,536
MATERIALS - 0.1%
Metals & Mining - 0.1%
Diamond Foundry, Inc. Series C (b)(c)	5,192	124,608
UTILITIES - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Redwood Materials Series C (b)(c)	799	37,875

TOTAL CONVERTIBLE PREFERRED STOCKS		1,500,624

Nonconvertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.1%
Neutron Holdings, Inc.:
Series 1C (a)(b)(c)	26,100	358
Series 1D (a)(b)(c)	58,561	802
Volkswagen AG	603	146,996
Waymo LLC Series A2 (a)(b)(c)	127	11,649
		159,805
Specialty Retail - 0.1%
Cazoo Holdings Ltd.:
Series A (b)	18	553
Series B (b)	313	9,611
Series C (b)	6	184
Series D (b)	1,116	34,268
		44,616
TOTAL CONSUMER DISCRETIONARY		204,421
INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
Gupshup, Inc.(b)(c)	1,661	37,979

TOTAL NONCONVERTIBLE PREFERRED STOCKS		242,400

TOTAL PREFERRED STOCKS
(Cost $1,463,182)		1,743,024
	Principal Amount	Value

Convertible Bonds - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Neutron Holdings, Inc.:
4% 5/22/27 (b)(c)	5,000	5,000
4% 6/12/27 (b)(c)	3,170	3,170
Rivian Automotive, Inc. 0% (b)(c)(f)	46,592	46,592
		54,762
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
The Real Good Food Co. LLC 1% (b)(c)(f)	28,500	28,500
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Sonder Holdings, Inc. 0% (b)(c)(f)	9,301	9,301
TOTAL CONVERTIBLE BONDS
(Cost $92,563)		92,563

Preferred Securities - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Internet & Direct Marketing Retail - 0.1%
Circle Internet Financial Ltd. 0% (b)(c)(f)	47,500	47,500
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment & Components - 0.0%
Enevate Corp. 0% 1/29/23 (b)(c)	10,231	10,231
Semiconductors & Semiconductor Equipment - 0.0%
Tenstorrent, Inc. 0% (b)(c)(f)	10,000	10,000

TOTAL INFORMATION TECHNOLOGY		20,231

TOTAL PREFERRED SECURITIES
(Cost $67,731)		67,731
	Shares	Value

Money Market Funds - 2.1%
Fidelity Cash Central Fund 0.06% (g)	2,415,218	2,415,701
Fidelity Securities Lending Cash Central Fund 0.06% (g)(h)	353,770	353,805
TOTAL MONEY MARKET FUNDS
(Cost $2,769,506)		2,769,506
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $82,800,113)		131,257,451
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(382,884)
NET ASSETS - 100%		$130,874,567

Legend

 (a) Non-income producing

 (b) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,517,231 or 1.9% of net assets.

 (c) Level 3 security

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $412,830 or 0.3% of net assets.

 (e) Security or a portion of the security is on loan at period end.

 (f) Security is perpetual in nature with no stated maturity date.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
23andMe Holding Co.	2/3/21	$15,470
ABL Space Systems Series B	3/24/21	$28,327
Agbiome LLC Series C	6/29/18	$3,528
Algolia SAS Series D	7/23/21	$18,249
Allbirds, Inc.	10/9/18	$2,358
Allbirds, Inc. Series A	10/9/18	$932
Allbirds, Inc. Series B	10/9/18	$165
Allbirds, Inc. Series C	10/9/18	$1,535
Allbirds, Inc. Series Seed	10/9/18	$494
Ant International Co. Ltd. Class C	5/16/18	$13,745
AppHarvest, Inc.	1/29/21	$30,420
Arrival SA	3/24/21	$13,590
Beta Technologies, Inc. Series A	4/9/21	$16,925
Bird Rides, Inc.	2/12/21 - 4/20/21	$37,501
Bird Rides, Inc. Series C1	12/21/18	$16,843
Bird Rides, Inc. Series D	9/30/19	$2,584
Blink Health, Inc. Series A1	12/30/20	$2,682
Blink Health, Inc. Series C	11/7/19 - 7/14/21	$9,200
Bowery Farming, Inc. Series C1	5/18/21	$22,774
ByteDance Ltd. Series E1	11/18/20	$59,608
Cazoo Holdings Ltd.	9/30/20	$7,499
Cazoo Holdings Ltd. Series A	9/30/20	$247
Cazoo Holdings Ltd. Series B	9/30/20	$4,291
Cazoo Holdings Ltd. Series C	9/30/20	$82
Cazoo Holdings Ltd. Series D	9/30/20	$15,300
CCC Intelligent Solutions Holdings, Inc.	2/2/21	$8,920
Circle Internet Financial Ltd. 0%	5/11/21	$47,500
CM Life Sciences, Inc.	2/9/21	$12,000
Cyxtera Technologies, Inc.	2/21/21	$25,280
Databricks, Inc. Series G	2/1/21	$50,372
Delhivery Pvt Ltd. Series H	5/20/21	$27,823
Diamond Foundry, Inc. Series C	3/15/21	$124,608
Endeavor Group Holdings, Inc. Class A	3/29/21	$42,432
Enevate Corp. Series E	1/29/21	$26,642
Enevate Corp. 0% 1/29/23	1/29/21	$10,231
Epic Games, Inc.	7/30/20	$5,175
Fanatics, Inc. Series E	8/13/20	$28,615
Fanatics, Inc. Series F	3/22/21	$4,917
Freyr A/S	1/29/21	$15,560
FSN E-Commerce Ventures Pvt Ltd.	10/7/20	$82,628
GoBrands, Inc. Series G	3/2/21	$99,887
GoBrands, Inc. Series H	7/22/21	$91,295
Gupshup, Inc.	6/8/21	$37,979
Hyzon Motors, Inc.	2/8/21	$17,000
Instacart, Inc. Series H	11/13/20	$27,660
Instacart, Inc. Series I	2/26/21	$34,000
JUUL Labs, Inc. Class A	12/20/17 - 7/6/18	$5,804
JUUL Labs, Inc. Series E	12/20/17 - 7/6/18	$3,263
Lucid Motors, Inc.	2/22/21	$85,500
Matterport, Inc.	2/8/21	$11,000
MultiPlan Corp. warrants	10/8/20	$0
Neutron Holdings, Inc.	2/4/21	$92
Neutron Holdings, Inc. Series 1C	7/3/18	$4,772
Neutron Holdings, Inc. Series 1D	1/25/19	$14,201
Neutron Holdings, Inc. 4% 5/22/27	6/4/20	$5,000
Neutron Holdings, Inc. 4% 6/12/27	6/12/20	$3,170
Nuvation Bio, Inc.	2/10/21	$19,920
Nuvia, Inc. Series B	3/16/21	$2,259
Owlet, Inc.	2/15/21	$33,750
Payoneer Global, Inc.	2/3/21	$22,000
Rad Power Bikes, Inc.	1/21/21	$8,755
Rad Power Bikes, Inc. Series A	1/21/21	$1,143
Rad Power Bikes, Inc. Series C	1/21/21	$4,491
Reddit, Inc. Series E	5/18/21	$4,375
Redwood Materials Series C	5/28/21	$37,875
Relativity Space, Inc. Series E	5/27/21	$132,398
Rivian Automotive, Inc. Series E	7/10/20	$53,348
Rivian Automotive, Inc. Series F	1/19/21	$71,821
Rivian Automotive, Inc. 0%	7/23/21	$46,592
SiMa.ai Series B	5/10/21	$33,841
Sonder Holdings, Inc. Series D1	12/20/19	$5,542
Sonder Holdings, Inc. 0%	3/18/21	$9,301
Space Exploration Technologies Corp. Class A	2/16/21	$41,999
Space Exploration Technologies Corp. Series N	8/4/20	$34,020
Starry, Inc. Series C	12/8/17	$2,933
Starry, Inc. Series D	3/6/19 - 7/30/20	$10,453
Starry, Inc. Series E3	3/31/21	$13,028
Stripe, Inc. Class B	5/18/21	$16,051
Stripe, Inc. Series H	3/15/21	$8,025
Sweetgreen, Inc. warrants 1/21/26	1/21/21	$0
Sweetgreen, Inc. Series C	9/13/19	$222
Sweetgreen, Inc. Series D	9/13/19	$3,506
Sweetgreen, Inc. Series H	11/9/18	$25,676
Sweetgreen, Inc. Series I	9/13/19	$8,242
Sweetgreen, Inc. Series J	1/21/21	$11,491
Taboola.com Ltd.	1/25/21	$14,750
Tanium, Inc. Class B	4/21/17	$650
Tenstorrent, Inc. Series C1	4/23/21	$11,891
Tenstorrent, Inc. 0%	4/23/21	$10,000
The Beachbody Co., Inc.	2/9/21	$16,930
The Real Good Food Co. LLC 1%	5/7/21	$28,500
Waymo LLC Series A2	5/8/20	$10,905
Wheels Up Experience, Inc.	2/1/21	$23,370
Xsight Labs Ltd. Series D	2/16/21	$21,589
Yanka Industries, Inc. Series F	4/8/21	$37,710
Zomato Ltd.	12/9/20 - 2/10/21	$33,690

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,708
Fidelity Securities Lending Cash Central Fund	2,502
Total	$4,210

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$773,365	$55,291,261	$53,648,481	$(390)	$(54)	$2,415,701	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	13,210	3,087,813	2,747,218	--	--	353,805	0.0%
Total	$786,575	$58,379,074	$56,395,699	$(390)	$(54)	$2,769,506

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$21,704,898	$21,200,464	$473,781	$30,653
Consumer Discretionary	34,569,707	33,119,491	648,149	802,067
Consumer Staples	1,100,137	927,865	67,113	105,159
Energy	1,178,012	1,178,012	--	--
Financials	1,956,204	1,856,332	93,747	6,125
Health Care	9,090,517	9,025,389	65,128	--
Industrials	7,842,248	7,414,879	127,464	299,905
Information Technology	47,922,468	47,336,945	268,778	316,745
Materials	2,526,192	2,365,778	35,806	124,608
Real Estate	358,530	354,819	3,711	--
Utilities	78,738	40,863	--	37,875
Corporate Bonds	92,563	--	--	92,563
Preferred Securities	67,731	--	--	67,731
Money Market Funds	2,769,506	2,769,506	--	--
Total Investments in Securities:	$131,257,451	$127,590,343	$1,783,677	$1,883,431
Net unrealized depreciation on unfunded commitments	$(38,964)	$--	$(38,964)	$--

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$294,966
Net Realized Gain (Loss) on Investment Securities	(97)
Net Unrealized Gain (Loss) on Investment Securities	242,115
Cost of Purchases	1,434,032
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	(87,585)
Ending Balance	$1,883,431
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2021	$242,115

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2021
Assets
Investment in securities, at value (including securities loaned of $343,620) — See accompanying schedule: Unaffiliated issuers (cost $80,030,607)	$128,487,945
Fidelity Central Funds (cost $2,769,506)	2,769,506
Total Investment in Securities (cost $82,800,113)		$131,257,451
Cash		13,228
Foreign currency held at value (cost $18)		18
Receivable for investments sold		259,710
Receivable for fund shares sold		81,679
Dividends receivable		16,998
Interest receivable		443
Distributions receivable from Fidelity Central Funds		462
Total assets		131,629,989
Liabilities
Payable for investments purchased	$285,368
Payable for fund shares redeemed	42,558
Unrealized depreciation on unfunded commitments	38,964
Other payables and accrued expenses	34,727
Collateral on securities loaned	353,805
Total liabilities		755,422
Net Assets		$130,874,567
Net Assets consist of:
Paid in capital		$77,320,088
Total accumulated earnings (loss)		53,554,479
Net Assets		$130,874,567
Net Asset Value, offering price and redemption price per share ($130,874,567 ÷ 4,324,636 shares)		$30.26

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2021
Investment Income
Dividends		$337,084
Interest		395
Income from Fidelity Central Funds (including $2,502 from security lending)		4,210
Total income		341,689
Expenses
Independent trustees' fees and expenses	$391
Proxy	78
Miscellaneous	33
Total expenses before reductions	502
Expense reductions	(3)
Total expenses after reductions		499
Net investment income (loss)		341,190
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,948,343
Fidelity Central Funds	(390)
Foreign currency transactions	(557)
Futures contracts	91,218
Written options	2,761
Total net realized gain (loss)		7,041,375
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $13,005)	28,415,372
Fidelity Central Funds	(54)
Unfunded commitments	(38,964)
Assets and liabilities in foreign currencies	18
Total change in net unrealized appreciation (depreciation)		28,376,372
Net gain (loss)		35,417,747
Net increase (decrease) in net assets resulting from operations		$35,758,937

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2021	Year ended July 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$341,190	$225,164
Net realized gain (loss)	7,041,375	143,570
Change in net unrealized appreciation (depreciation)	28,376,372	14,913,409
Net increase (decrease) in net assets resulting from operations	35,758,937	15,282,143
Distributions to shareholders	(1,559,042)	(196,937)
Share transactions
Proceeds from sales of shares	70,379,196	37,477,878
Reinvestment of distributions	1,559,042	196,937
Cost of shares redeemed	(35,089,555)	(17,266,806)
Net increase (decrease) in net assets resulting from share transactions	36,848,683	20,408,009
Total increase (decrease) in net assets	71,048,578	35,493,215
Net Assets
Beginning of period	59,825,989	24,332,774
End of period	$130,874,567	$59,825,989
Other Information
Shares
Sold	2,730,883	2,290,467
Issued in reinvestment of distributions	65,074	13,044
Redeemed	(1,339,397)	(1,084,183)
Net increase (decrease)	1,456,560	1,219,328

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex Large Cap Growth Fund

Years ended July 31,	2021	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$20.86	$14.76	$14.04	$11.33	$10.00
Income from Investment Operations
Net investment income (loss)B	.09	.10	.11	.11C	.03
Net realized and unrealized gain (loss)	9.78	6.12	1.06	2.69	1.30
Total from investment operations	9.87	6.22	1.17	2.80	1.33
Distributions from net investment income	(.09)	(.12)	(.11)	(.06)	–
Distributions from net realized gain	(.38)	–	(.35)	(.04)	–
Total distributions	(.47)	(.12)	(.45)D	(.09)D	–
Net asset value, end of period	$30.26	$20.86	$14.76	$14.04	$11.33
Total ReturnE,F	47.94%	42.45%	8.66%	24.90%	13.30%
Ratios to Average Net AssetsG,H
Expenses before reductionsI	-%	-%	-%	-%	- %J
Expenses net of fee waivers, if anyI	-%	-%	-%	-%	- %J
Expenses net of all reductionsI	-%	-%	-%	-%	- %J
Net investment income (loss)	.34%	.62%	.83%	.87%C	.79%J
Supplemental Data
Net assets, end of period (000 omitted)	$130,875	$59,826	$24,333	$14,641	$8,576
Portfolio turnover rateK	44%	70%	55%	65%	17%L

 A For the period March 8, 2017 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.01 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .77%.

 D Total distributions per share do not sum due to rounding.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount represents less than .005%.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 L Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2021

1. Organization.

Fidelity Flex Large Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts and advisory programs offered by Fidelity.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$ 1,723,137	Market comparable	Enterprise value/Sales multiple (EV/S)	1.0 - 10.2 / 3.5	Increase
			Discount rate	13.8% - 85.7% / 56.7%	Decrease
			Price/Earnings multiple (P/E)	9.2	Increase
			Premium rate	7.8%	Increase
			Discount for lack of marketability	10.0% - 15.0% / 11.2%	Decrease
		Market approach	Transaction price	$1.11 - $885.00 / $120.12	Increase
Corporate Bonds	$ 92,563	Market approach	Transaction price	$100.00	Increase
Preferred Securities	$ 67,731	Market approach	Transaction price	$100.00	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2021, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures and options transactions, foreign currency transactions, partnerships, passive foreign investment companies (PFIC), defaulted bonds and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$49,547,336
Gross unrealized depreciation	(1,366,677)
Net unrealized appreciation (depreciation)	$48,180,659

Tax Cost	$83,076,792

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,482,896
Undistributed long-term capital gain	$3,964,580
Net unrealized appreciation (depreciation) on securities and other investments	$48,180,700

The tax character of distributions paid was as follows:

	July 31, 2021	July 31, 2020
Ordinary Income	$611,028	$ 196,937
Long-term Capital Gains	948,014	–
Total	$1,559,042	$ 196,937

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on these commitments is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and in the Statement of Operations as Change in unrealized appreciation (depreciation) on unfunded commitments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts and options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts and exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Equity Risk
Futures	$ 91,218	$–
Written Options	2,761	–
Total Equity Risk	93,979	–
Totals	$93,979	$–

A summary of the value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments variation margin are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options".

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Flex Large Cap Growth Fund	77,284,674	43,054,951

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Flex Large Cap Growth Fund	$2,584

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Flex Large Cap Growth Fund	5,785,113	1,821,599

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. Effective during January 2021, commitment fees are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Flex Large Cap Growth Fund	$33

8. Security Lending.

Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Flex Large Cap Growth Fund	$–	$–

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $3.

10. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
Fidelity Flex Large Cap Growth Fund	12%

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Flex Large Cap Growth Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Flex Large Cap Growth Fund (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from March 8, 2017 (commencement of operations) through July 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from March 8, 2017 (commencement of operations) through July 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian, issuers of privately offered securities, and brokers; when replies were not received from issuers of privately offered securities and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 10, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 314 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2021 to July 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Expenses Paid During Period-B February 1, 2021 to July 31, 2021
Fidelity Flex Large Cap Growth Fund	- %-C
Actual		$1,000.00	$1,146.60	$--D
Hypothetical-E		$1,000.00	$1,024.79	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Flex Large Cap Growth Fund voted to pay on September 13, 2021, to shareholders of record at the opening of business on September 10, 2021, a distribution of $1.197 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.052 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2021, $4,624,975 or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the short-term capital gain dividends distributed in December during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates 73% and 22 % of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 77 % and 25 % of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1% of the dividends distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Flex Large Cap Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. The Board did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is available exclusively to certain fee-based accounts and advisor programs offered by Fidelity, including certain employer-sponsored plans and discretionary investment programs.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board noted that the fund is available exclusively through certain Fidelity fee-based accounts and advisory programs. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR is indirectly compensated for its services out of Fidelity fee-based account and advisory program fees. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except Independent Trustee fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with limited exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

ZLG-ANN-0921
1.9881575.104

Fidelity® Blue Chip Growth K6 Fund

Annual Report

July 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2021	Past 1 year	Life of fundA
Fidelity® Blue Chip Growth K6 Fund	46.28%	28.42%

 A From May 25, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Growth K6 Fund on May 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Period Ending Values
$28,499	Fidelity® Blue Chip Growth K6 Fund
$24,774	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 36.45% for the 12 months ending July 31, 2021, as U.S. equities continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. A confluence of powerful forces propelled risk assets, returning the stock market to pre-pandemic highs by late August 2020. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. This backdrop fueled a sharp rotation, with small-cap value usurping leadership from large growth. As part of the “reopening” theme, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies that stood to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through July, driven by corporate earnings. Notably, this leg saw momentum shift back to large growth, as easing rates and a hawkish Fed stymied the reflation trade. By sector, financials (+55%) led, driven by banks (+63%), whereas utilities (+12%) and consumer staples (+18%) notably lagged.

Comments from Portfolio Manager Sonu Kalra:  For the fiscal year ending July 31, 2021, the fund gained 46.28%, outperforming the 36.68% result of the benchmark, the Russell 1000® Growth Index. Security selection drove the fund’s result versus the benchmark, especially in the consumer discretionary sector. Strong picks in the information technology and industrials sectors also helped. Among individual stocks, an outsized stake in electric vehicle maker Tesla (+139%) added more value than any other fund holding. Overweighting graphics chipmaker Nvidia (+84%) and owning a non-benchmark stake in Singapore-based technology conglomerate Sea (+124%) also added value. I reduced the fund’s stake in Tesla and Sea and added more shares of Nvidia by period end. Conversely, stock selection in health care, energy and consumer staples detracted from the fund’s relative performance. Our non-benchmark stake in Alibaba Group Holding (-9%) detracted more than any other fund position. I reduced the fund’s stake in Alibaba as of July 31. It also hurt to underweight semiconductor equipment maker Applied Materials, which gained roughly 120%. Applied Materials was not held at period end. Notable changes in positioning included increased exposure to the industrials sector and a lower allocation to health care.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2021

% of fund's net assets
Apple, Inc.	8.8
Amazon.com, Inc.	7.1
Alphabet, Inc. Class A	6.1
Microsoft Corp.	6.0
Facebook, Inc. Class A	4.8
NVIDIA Corp.	4.3
Marvell Technology, Inc.	2.9
Tesla, Inc.	2.1
Lyft, Inc.	1.9
Salesforce.com, Inc.	1.7
45.7

Top Five Market Sectors as of July 31, 2021

% of fund's net assets
Information Technology	35.0
Consumer Discretionary	27.5
Communication Services	16.5
Health Care	7.5
Industrials	5.9

Asset Allocation (% of fund's net assets)

As of July 31, 2021 *
Stocks	96.4%
Convertible Securities	1.4%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	2.1%

 * Foreign investments - 9.2%

Schedule of Investments July 31, 2021

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value
COMMUNICATION SERVICES - 16.4%
Entertainment - 3.1%
Activision Blizzard, Inc.	223,640	$18,700,777
Endeavor Group Holdings, Inc. (a)	66,133	1,696,311
Endeavor Group Holdings, Inc. Class A (b)	85,166	2,184,508
Netflix, Inc. (a)	163,729	84,741,219
Roku, Inc. Class A (a)	47,456	20,325,879
Sea Ltd. ADR (a)	267,077	73,755,984
		201,404,678
Interactive Media & Services - 12.7%
Alphabet, Inc. Class A (a)	146,385	394,438,774
Bumble, Inc.	44,233	2,250,575
Facebook, Inc. Class A (a)	873,620	311,270,806
Match Group, Inc. (a)	124,512	19,831,026
Snap, Inc. Class A (a)(c)	785,967	58,491,664
Tencent Holdings Ltd.	382,163	23,047,543
Twitter, Inc. (a)	115,664	8,067,564
VerticalScope Holdings, Inc.	18,757	438,555
Zillow Group, Inc. Class C (a)(c)	35,879	3,812,503
		821,649,010
Media - 0.3%
Criteo SA sponsored ADR (a)	259,447	10,063,949
DISH Network Corp. Class A (a)	220,292	9,228,032
		19,291,981
Wireless Telecommunication Services - 0.3%
T-Mobile U.S., Inc. (a)	125,546	18,081,135

TOTAL COMMUNICATION SERVICES		1,060,426,804

CONSUMER DISCRETIONARY - 26.5%
Automobiles - 2.8%
Arrival SA (b)	80,062	1,030,398
Daimler AG (Germany)	18,628	1,663,497
Ford Motor Co. (a)	353,099	4,925,731
General Motors Co. (a)	224,355	12,752,338
Harley-Davidson, Inc.	37,445	1,483,571
Hyundai Motor Co.	5,890	1,113,866
Kia Corp.	17,860	1,295,236
Lucid Motors, Inc. (b)	274,400	5,857,891
Neutron Holdings, Inc. (a)(b)(d)	491,550	6,734
Rad Power Bikes, Inc. (b)(d)	101,681	490,493
Tesla, Inc. (a)	194,359	133,563,505
XPeng, Inc.:
ADR (a)	326,157	13,219,143
Class A	55,297	1,061,659
		178,464,062
Diversified Consumer Services - 0.1%
Duolingo, Inc.	5,800	813,450
FSN E-Commerce Ventures Pvt Ltd. (b)(d)	629,400	3,038,415
Mister Car Wash, Inc.	70,929	1,478,160
The Beachbody Co., Inc. (b)	82,763	706,051
		6,036,076
Hotels, Restaurants & Leisure - 3.9%
Airbnb, Inc. Class A	320,054	46,090,977
Caesars Entertainment, Inc. (a)	417,317	36,456,813
Chipotle Mexican Grill, Inc. (a)	15,728	29,308,184
Churchill Downs, Inc.	47,852	8,890,902
DraftKings, Inc. Class A (a)(c)	28,658	1,389,913
Evolution AB (e)	35,610	6,203,331
Expedia, Inc. (a)	114,623	18,439,402
F45 Training Holdings, Inc. (c)	32,500	479,050
Flutter Entertainment PLC (a)	5,192	887,676
Hilton Worldwide Holdings, Inc. (a)	104,069	13,679,870
Krispy Kreme, Inc.	67,055	1,070,198
Marriott International, Inc. Class A (a)	135,575	19,791,239
MGM Resorts International	246,317	9,244,277
Penn National Gaming, Inc. (a)	691,424	47,279,573
Planet Fitness, Inc. (a)	74,766	5,624,646
Vail Resorts, Inc. (a)	23,881	7,288,481
		252,124,532
Household Durables - 0.8%
D.R. Horton, Inc.	46,624	4,449,328
KB Home	59,144	2,510,071
Lennar Corp. Class A	63,022	6,626,763
Matterport, Inc. (b)	55,700	774,509
Meritage Homes Corp. (a)	17,512	1,901,453
PulteGroup, Inc.	60,558	3,322,817
Sonos, Inc. (a)	58,538	1,953,998
Tempur Sealy International, Inc.	144,885	6,269,174
Toll Brothers, Inc.	110,382	6,542,341
Traeger, Inc.	63,400	1,408,114
TRI Pointe Homes, Inc. (a)	279,530	6,742,264
Tupperware Brands Corp. (a)	460,626	9,622,477
		52,123,309
Internet & Direct Marketing Retail - 8.6%
About You Holding AG	34,390	1,001,929
Alibaba Group Holding Ltd. sponsored ADR (a)	20,700	4,040,433
Amazon.com, Inc. (a)	138,472	460,778,042
BHG Group AB (a)	69,191	1,067,395
Chewy, Inc. (a)(c)	66,717	5,584,213
Coupang, Inc. Class A (a)(c)	18,112	657,828
Deliveroo PLC	327,400	1,426,695
Deliveroo PLC Class A (a)(c)(e)	679,056	3,114,830
Delivery Hero AG (a)(e)	17,316	2,592,287
eBay, Inc.	163,295	11,138,352
Etsy, Inc. (a)	39,267	7,205,887
Farfetch Ltd. Class A (a)	212,893	10,670,197
Global-e Online Ltd. (a)	33,164	2,309,541
JD Health International, Inc. (e)	157,669	1,693,119
JD.com, Inc. sponsored ADR (a)	29,400	2,083,872
Pinduoduo, Inc. ADR (a)	143,518	13,147,684
Poshmark, Inc.	19,549	767,103
The Original BARK Co. Class A (a)	224,243	1,805,156
The RealReal, Inc. (a)	224,263	3,702,582
thredUP, Inc. (a)	37,331	890,718
Wayfair LLC Class A (a)	68,436	16,517,713
Zomato Ltd. (b)	2,860,900	4,366,765
		556,562,341
Leisure Products - 0.2%
Peloton Interactive, Inc. Class A (a)	109,070	12,875,714
Multiline Retail - 0.5%
Kohl's Corp.	75,559	3,838,397
Nordstrom, Inc. (a)	326,938	10,821,648
Ollie's Bargain Outlet Holdings, Inc. (a)	75,728	7,050,277
Target Corp.	33,914	8,853,250
		30,563,572
Specialty Retail - 5.3%
Academy Sports & Outdoors, Inc.	45,013	1,667,732
American Eagle Outfitters, Inc. (c)	897,028	30,920,555
Aritzia LP (a)	149,151	4,374,347
Auto1 Group SE (e)	33,203	1,625,110
Bath & Body Works, Inc.	130,428	10,443,370
Burlington Stores, Inc. (a)	45,592	15,264,202
Carvana Co. Class A (a)(c)	185,037	62,461,090
Cazoo Holdings Ltd. (b)	35,514	1,090,499
Citi Trends, Inc. (a)(c)	33,071	2,637,412
Dick's Sporting Goods, Inc.	149,044	15,521,442
Five Below, Inc. (a)	94,376	18,348,582
Floor & Decor Holdings, Inc. Class A (a)	187,143	22,833,317
Gap, Inc.	283,281	8,263,307
JD Sports Fashion PLC	151,580	1,889,945
Lowe's Companies, Inc.	432,210	83,282,545
RH (a)	81,293	53,985,055
The Home Depot, Inc.	25,732	8,444,985
Torrid Holdings, Inc.	19,785	461,980
		343,515,475
Textiles, Apparel & Luxury Goods - 4.3%
Allbirds, Inc. (a)(b)(d)	11,760	132,418
Burberry Group PLC	107,751	3,091,333
Capri Holdings Ltd. (a)	545,414	30,712,262
Crocs, Inc. (a)	271,203	36,832,079
Deckers Outdoor Corp. (a)	45,393	18,649,714
Dr. Martens Ltd. (a)	252,197	1,517,898
Hermes International SCA	1,361	2,081,073
lululemon athletica, Inc. (a)	137,540	55,039,382
LVMH Moet Hennessy Louis Vuitton SE	13,763	11,019,585
Moncler SpA	100,854	6,939,007
NIKE, Inc. Class B	364,033	60,979,168
Prada SpA	89,847	701,790
Puma AG	30,689	3,767,900
PVH Corp. (a)	211,402	22,116,877
Samsonite International SA (a)(e)	1,053,437	1,957,449
Tapestry, Inc. (a)	286,357	12,112,901
Under Armour, Inc. Class A (sub. vtg.) (a)	384,600	7,865,070
		275,515,906

TOTAL CONSUMER DISCRETIONARY		1,707,780,987

CONSUMER STAPLES - 0.8%
Beverages - 0.6%
Celsius Holdings, Inc. (a)	124,485	8,543,406
Kweichow Moutai Co. Ltd. (A Shares)	1,600	415,756
Monster Beverage Corp. (a)	112,590	10,619,489
The Coca-Cola Co.	345,976	19,731,011
		39,309,662
Food & Staples Retailing - 0.0%
Blink Health, Inc. Series A1 (b)(d)	5,757	219,802
Sweetgreen, Inc. warrants 1/21/26 (a)(b)(d)	38,133	150,625
Zur Rose Group AG (a)	2,486	924,857
		1,295,284
Food Products - 0.1%
AppHarvest, Inc. (b)	195,665	2,332,327
Darling Ingredients, Inc. (a)	48,677	3,362,120
Freshpet, Inc. (a)	7,922	1,160,177
		6,854,624
Personal Products - 0.0%
The Honest Co., Inc.	23,604	305,271
Tobacco - 0.1%
JUUL Labs, Inc. Class A (a)(b)(d)	23,134	1,309,616
Swedish Match Co. AB	279,288	2,501,016
		3,810,632

TOTAL CONSUMER STAPLES		51,575,473

ENERGY - 1.0%
Energy Equipment & Services - 0.1%
Schlumberger Ltd.	136,507	3,935,497
Oil, Gas & Consumable Fuels - 0.9%
Antero Resources Corp. (a)	92,273	1,254,913
APA Corp.	53,731	1,007,456
Cheniere Energy, Inc. (a)	28,231	2,397,659
ConocoPhillips Co.	74,441	4,173,162
Devon Energy Corp.	66,948	1,729,936
Diamondback Energy, Inc.	45,418	3,503,090
EOG Resources, Inc.	100,055	7,290,007
Hess Corp.	116,707	8,921,083
Pioneer Natural Resources Co.	13,586	1,974,997
Reliance Industries Ltd.	52,149	989,304
Reliance Industries Ltd.	782,242	21,415,418
Reliance Industries Ltd. sponsored GDR (e)	45,641	2,523,947
Suncor Energy, Inc.	34,108	671,443
Thungela Resources Ltd. (a)(c)	4,626	14,333
		57,866,748

TOTAL ENERGY		61,802,245

FINANCIALS - 1.5%
Banks - 0.5%
Bank of America Corp.	78,469	3,010,071
Citigroup, Inc.	55,266	3,737,087
Kotak Mahindra Bank Ltd. (a)	72,602	1,616,036
Wells Fargo & Co.	433,936	19,935,020
		28,298,214
Capital Markets - 0.3%
Charles Schwab Corp.	55,996	3,804,928
Coinbase Global, Inc. (a)	4,229	1,000,497
Goldman Sachs Group, Inc.	18,894	7,082,983
Morgan Stanley	89,760	8,615,165
Wheels Up Experience, Inc. (b)	122,096	879,091
		21,382,664
Consumer Finance - 0.6%
Ally Financial, Inc.	200,571	10,301,327
American Express Co.	89,206	15,212,299
Capital One Financial Corp.	63,678	10,296,733
LendingClub Corp. (a)	67,300	1,642,120
		37,452,479
Diversified Financial Services - 0.1%
Ant International Co. Ltd. Class C (a)(b)(d)	274,458	686,145
BowX Acquisition Corp. (a)(c)	193,933	2,049,872
CCC Intelligent Solutions Holdings, Inc. (b)	47,076	392,331
Cyxtera Technologies, Inc. (b)	122,533	1,046,554
Horizon Acquisition Corp. Class A (a)	133,974	1,325,003
Hyzon Motors, Inc. (b)	85,100	515,451
Owlet, Inc. (b)	163,506	1,458,310
		7,473,666
Insurance - 0.0%
Goosehead Insurance (c)	12,498	1,502,135
Thrifts & Mortgage Finance - 0.0%
Housing Development Finance Corp. Ltd.	65,160	2,139,600

TOTAL FINANCIALS		98,248,758

HEALTH CARE - 7.5%
Biotechnology - 2.4%
Absci Corp.	72,300	2,059,104
Acceleron Pharma, Inc. (a)	44,228	5,531,154
ADC Therapeutics SA (a)	41,510	873,370
Aerovate Therapeutics, Inc.	42,388	544,686
Agios Pharmaceuticals, Inc. (a)	37,611	1,808,713
Akouos, Inc. (a)	24,984	271,576
Allakos, Inc. (a)	7,009	557,636
Alnylam Pharmaceuticals, Inc. (a)	81,444	14,573,589
Annexon, Inc. (a)	47,795	1,006,563
Arcutis Biotherapeutics, Inc. (a)	51,152	1,193,376
Argenx SE ADR (a)	9,255	2,817,500
Ascendis Pharma A/S sponsored ADR (a)	44,444	5,252,836
Avidity Biosciences, Inc. (a)	21,080	407,055
BeiGene Ltd. (a)	51,624	1,219,390
BeiGene Ltd. ADR (a)	13,574	4,297,393
BioAtla, Inc.	14,502	594,437
Biomea Fusion, Inc. (a)	310	4,089
Bolt Biotherapeutics, Inc.	31,354	349,597
BridgeBio Pharma, Inc. (a)(c)	12,582	672,508
Century Therapeutics, Inc.	31,067	905,603
Cerevel Therapeutics Holdings (a)	72,698	1,791,279
Cibus Corp.:
Series C (a)(b)(d)(f)	133,810	235,506
Series D (a)(b)(d)(f)	134,400	236,544
Series E (b)(d)(f)	232,441	409,096
Connect Biopharma Holdings Ltd. ADR (a)	46,711	1,028,109
Cytokinetics, Inc. (a)	21,200	629,216
Day One Biopharmaceuticals, Inc. (a)	71,829	1,703,784
Erasca, Inc.	37,500	787,500
Forma Therapeutics Holdings, Inc. (a)	27,636	632,588
Fusion Pharmaceuticals, Inc. (a)	27,969	227,947
Generation Bio Co. (a)	69,779	1,516,995
Graphite Bio, Inc.	35,465	757,532
Horizon Therapeutics PLC (a)	160,042	16,007,401
Icosavax, Inc.	6,310	156,804
Imago BioSciences, Inc.	24,800	454,336
Immunocore Holdings PLC ADR	15,813	517,401
Instil Bio, Inc. (a)	62,642	942,762
Intellia Therapeutics, Inc. (a)	8,539	1,211,257
Janux Therapeutics, Inc.	30,481	988,499
Karuna Therapeutics, Inc. (a)	17,298	1,975,778
Kura Oncology, Inc. (a)	26,750	506,645
Mirati Therapeutics, Inc. (a)	5,538	886,412
Moderna, Inc. (a)	66,102	23,373,667
Monte Rosa Therapeutics, Inc.	31,165	764,166
Natera, Inc. (a)	10,700	1,225,364
Novavax, Inc. (a)	35,379	6,344,516
Nuvalent, Inc. Class A	24,100	439,825
Passage Bio, Inc. (a)	48,146	568,123
Prelude Therapeutics, Inc.	27,381	877,287
Protagonist Therapeutics, Inc. (a)	59,905	2,961,104
Recursion Pharmaceuticals, Inc. (a)(c)	58,775	1,783,821
Regeneron Pharmaceuticals, Inc. (a)	18,122	10,413,082
Relay Therapeutics, Inc. (a)	29,739	964,733
Revolution Medicines, Inc. (a)	46,874	1,342,471
Scholar Rock Holding Corp. (a)	10,303	321,969
Seagen, Inc. (a)	10,748	1,648,636
Shattuck Labs, Inc.	20,503	451,886
Silverback Therapeutics, Inc.	30,474	922,753
Taysha Gene Therapies, Inc.	24,051	415,842
Tenaya Therapeutics, Inc.	43,100	646,500
TG Therapeutics, Inc. (a)	24,505	857,430
Translate Bio, Inc. (a)	68,570	1,895,275
Turning Point Therapeutics, Inc. (a)	50,042	3,193,680
Twist Bioscience Corp. (a)(c)	4,314	530,838
Vaxcyte, Inc. (a)	39,483	855,991
Verve Therapeutics, Inc.	53,636	3,187,587
Xencor, Inc. (a)	34,630	1,065,911
Zai Lab Ltd. ADR (a)	57,068	8,252,603
		153,848,626
Health Care Equipment & Supplies - 2.4%
Axonics Modulation Technologies, Inc. (a)	74,628	5,070,973
Boston Scientific Corp. (a)	68,822	3,138,283
CryoPort, Inc. (a)(c)	15,004	926,047
Danaher Corp.	55,411	16,484,218
DexCom, Inc. (a)	71,990	37,111,565
Figs, Inc. Class A (a)(c)	62,933	2,290,761
InMode Ltd. (a)	51,959	5,906,180
Insulet Corp. (a)	29,838	8,345,390
Intuitive Surgical, Inc. (a)	49,401	48,979,115
Nevro Corp. (a)	7,221	1,119,255
Outset Medical, Inc.	26,295	1,077,043
Shockwave Medical, Inc. (a)	83,854	15,261,428
Sight Sciences, Inc.	22,800	842,916
Tandem Diabetes Care, Inc. (a)	75,767	8,233,600
The Cooper Companies, Inc.	2,870	1,210,480
		155,997,254
Health Care Providers & Services - 0.7%
1Life Healthcare, Inc. (a)	88,967	2,405,668
agilon health, Inc. (a)	74,604	2,744,681
Alignment Healthcare, Inc. (a)	58,277	1,213,910
Alignment Healthcare, Inc.	41,354	818,334
Cano Health, Inc. (a)	123,093	1,323,250
Guardant Health, Inc. (a)	60,013	6,589,427
HCA Holdings, Inc.	2,500	620,500
Humana, Inc.	29,725	12,658,689
LifeStance Health Group, Inc.	46,893	1,111,364
Oak Street Health, Inc. (a)	28,096	1,771,172
Owens & Minor, Inc.	38,972	1,802,455
Signify Health, Inc.	11,973	315,129
Surgery Partners, Inc. (a)	37,308	2,035,524
UnitedHealth Group, Inc.	25,106	10,349,195
		45,759,298
Health Care Technology - 0.1%
Certara, Inc.	45,274	1,231,906
CM Life Sciences, Inc. (b)	57,700	585,770
Medlive Technology Co. Ltd.	225,000	798,675
MultiPlan Corp. warrants (a)(b)	13,856	30,289
		2,646,640
Life Sciences Tools & Services - 0.4%
10X Genomics, Inc. (a)	36,443	6,677,451
23andMe Holding Co. (b)	81,632	640,811
23andMe Holding Co. Class B	14,918	105,396
Avantor, Inc. (a)	168,612	6,336,439
Bio-Rad Laboratories, Inc. Class A (a)	3,534	2,613,428
Eurofins Scientific SA	9,392	1,123,485
Joinn Laboratories China Co. Ltd. (H Shares) (e)	25,351	424,085
Maravai LifeSciences Holdings, Inc.	85,909	3,777,419
Nanostring Technologies, Inc. (a)	31,902	1,976,010
Olink Holding AB ADR (a)	73,826	2,758,878
Seer, Inc.	15,492	494,814
Stevanato Group SpA	26,600	537,054
Thermo Fisher Scientific, Inc.	1,200	648,012
		28,113,282
Pharmaceuticals - 1.5%
Antengene Corp. (e)	692,648	1,274,569
Arvinas Holding Co. LLC (a)	6,859	693,445
Atea Pharmaceuticals, Inc.	34,219	856,844
Cyteir Therapeutics, Inc.	17,586	338,531
Eli Lilly & Co.	186,310	45,366,485
GH Research PLC	29,408	579,338
Hansoh Pharmaceutical Group Co. Ltd. (e)	211,165	756,766
Intra-Cellular Therapies, Inc. (a)	63,414	2,177,003
Longboard Pharmaceuticals, Inc. (a)	60,167	541,503
Nuvation Bio, Inc. (b)	120,038	1,037,128
Nuvation Bio, Inc.	129,091	1,059,579
OptiNose, Inc. (a)	100,367	285,042
Pharvaris BV	26,112	464,010
Zoetis, Inc. Class A	214,259	43,430,299
		98,860,542

TOTAL HEALTH CARE		485,225,642

INDUSTRIALS - 5.7%
Aerospace & Defense - 0.4%
Airbus Group NV (a)	32,257	4,424,654
Axon Enterprise, Inc. (a)	34,169	6,356,117
Howmet Aerospace, Inc.	151,613	4,975,939
Space Exploration Technologies Corp. Class A (a)(b)(d)	2,200	923,978
The Boeing Co. (a)	31,319	7,093,127
		23,773,815
Air Freight & Logistics - 0.3%
FedEx Corp.	62,145	17,397,493
Building Products - 0.3%
Builders FirstSource, Inc. (a)	175,536	7,811,352
Carrier Global Corp.	107,978	5,965,785
The AZEK Co., Inc. (a)	169,605	6,168,534
Trane Technologies PLC	6,371	1,297,199
		21,242,870
Commercial Services & Supplies - 0.1%
ACV Auctions, Inc.	76,344	1,679,721
ACV Auctions, Inc. Class A (a)	121,007	2,802,522
		4,482,243
Construction & Engineering - 0.1%
Dycom Industries, Inc. (a)	38,508	2,672,455
MasTec, Inc. (a)	35,522	3,595,892
		6,268,347
Electrical Equipment - 0.3%
Acuity Brands, Inc.	66,137	11,599,107
Freyr A/S (b)	81,474	651,873
Generac Holdings, Inc. (a)	1,500	629,040
Sunrun, Inc. (a)	137,308	7,273,205
		20,153,225
Industrial Conglomerates - 0.2%
General Electric Co.	1,044,502	13,526,301
Machinery - 0.3%
Caterpillar, Inc.	15,944	3,296,422
Crane Co.	11,873	1,154,412
Deere & Co.	24,993	9,037,219
Otis Worldwide Corp.	29,784	2,667,157
Proterra, Inc. Class A (a)	169,422	1,868,725
		18,023,935
Marine - 0.0%
Golden Ocean Group Ltd.	114,968	1,123,237
Star Bulk Carriers Corp.	102,577	1,952,040
		3,075,277
Professional Services - 0.2%
First Advantage Corp.	75,640	1,483,300
KBR, Inc.	59,370	2,297,619
Upwork, Inc. (a)	153,571	7,953,442
		11,734,361
Road & Rail - 3.5%
Avis Budget Group, Inc. (a)	67,185	5,560,902
Canadian Pacific Railway Ltd.	87,481	6,495,864
Lyft, Inc. (a)	2,235,332	123,658,566
TuSimple Holdings, Inc. (a)(c)	111,715	4,111,112
Uber Technologies, Inc. (a)	2,082,296	90,496,584
		230,323,028

TOTAL INDUSTRIALS		370,000,895

INFORMATION TECHNOLOGY - 34.8%
Electronic Equipment & Components - 0.0%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	405,000	1,601,994
IT Services - 3.9%
Adyen BV (a)(e)	488	1,322,505
Afterpay Ltd. (a)	71,899	5,100,079
Dlocal Ltd.	67,486	3,046,318
Endava PLC ADR (a)	31,291	4,024,648
Flywire Corp. (a)	19,540	620,590
Marqeta, Inc. Class A	25,010	671,018
MongoDB, Inc. Class A (a)	23,251	8,345,249
Payfare, Inc. (a)	118,054	1,119,412
Paymentus Holdings, Inc. (a)(c)	10,883	315,607
Payoneer Global, Inc. (b)	115,600	1,036,701
PayPal Holdings, Inc. (a)	362,292	99,822,315
Shopify, Inc. Class A (a)	26,718	40,111,265
Snowflake Computing, Inc.	15,279	4,059,936
Square, Inc. (a)	167,889	41,512,234
Squarespace, Inc. Class A (a)	30,977	1,568,366
TaskUs, Inc.	29,413	895,626
Twilio, Inc. Class A (a)	93,503	34,931,786
		248,503,655
Semiconductors & Semiconductor Equipment - 9.5%
ASML Holding NV	10,095	7,740,240
Cirrus Logic, Inc. (a)	68,285	5,639,658
Enphase Energy, Inc. (a)	71,819	13,616,882
Lam Research Corp.	15,970	10,179,438
Marvell Technology, Inc.	3,078,100	186,255,831
NVIDIA Corp.	1,418,516	276,596,435
NXP Semiconductors NV	418,908	86,458,422
ON Semiconductor Corp. (a)	179,173	6,998,497
Silergy Corp.	6,000	814,895
Synaptics, Inc. (a)	17,604	2,674,400
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	37,761	4,404,443
Teradyne, Inc.	111,945	14,217,015
		615,596,156
Software - 12.6%
Adobe, Inc. (a)	144,290	89,694,993
Atlassian Corp. PLC (a)	9,667	3,142,935
Autodesk, Inc. (a)	8,125	2,609,181
Avalara, Inc. (a)	16,041	2,681,574
Blend Labs, Inc. (c)	27,700	500,262
Cadence Design Systems, Inc. (a)	46,604	6,881,081
Confluent, Inc. (c)	15,045	589,614
Coupa Software, Inc. (a)	33,683	7,309,211
Crowdstrike Holdings, Inc. (a)	40,334	10,229,106
DocuSign, Inc. (a)	54,081	16,118,301
DoubleVerify Holdings, Inc. (a)	90,065	3,116,249
DoubleVerify Holdings, Inc.	185,753	6,105,701
Epic Games, Inc. (b)(d)	607	537,195
Five9, Inc. (a)	16,842	3,390,126
Freee KK (a)	5,683	486,944
HubSpot, Inc. (a)	37,010	22,058,700
Intuit, Inc.	25,800	13,673,226
Lightspeed POS, Inc. (Canada) (a)	172,049	14,732,282
Microsoft Corp.	1,364,708	388,818,956
Monday.com Ltd.	2,246	497,017
Pine Labs Private Ltd. (b)(d)	1,109	413,502
Procore Technologies, Inc. (a)	5,838	602,949
RingCentral, Inc. (a)	54,386	14,535,746
Riskified Ltd.	22,000	603,240
Riskified Ltd.:
Class A	42,037	1,037,389
Class B	84,074	2,074,778
Salesforce.com, Inc. (a)	454,093	109,858,719
SentinelOne, Inc.	97,062	4,786,127
ServiceNow, Inc. (a)	25,419	14,943,576
Similarweb Ltd. (a)	50,464	1,210,127
Sinch AB (a)(e)	29,671	599,390
Stripe, Inc. Class B (a)(b)(d)	19,200	770,400
Taboola.com Ltd. (b)	81,357	723,426
Telos Corp.	45,596	1,277,600
The Trade Desk, Inc. (a)	192,990	15,807,811
UiPath, Inc.	38,700	2,300,018
UiPath, Inc. Class A (a)(c)	35,584	2,226,135
Volue A/S	288,053	1,501,439
Workday, Inc. Class A (a)	44,028	10,320,163
Zendesk, Inc. (a)	18,500	2,414,805
Zoom Video Communications, Inc. Class A (a)	86,795	32,817,190
		813,997,184
Technology Hardware, Storage & Peripherals - 8.8%
Apple, Inc.	3,884,865	566,646,414

TOTAL INFORMATION TECHNOLOGY		2,246,345,403

MATERIALS - 1.7%
Chemicals - 0.7%
Albemarle Corp. U.S.	11,829	2,437,247
CF Industries Holdings, Inc.	20,349	961,490
Corbion NV	9,574	524,474
Corteva, Inc.	90,997	3,892,852
Nutrien Ltd.	234,782	13,959,706
Olin Corp.	109,446	5,147,245
PPG Industries, Inc.	14,250	2,330,160
The Chemours Co. LLC	332,499	11,055,592
The Mosaic Co.	250,946	7,837,044
		48,145,810
Construction Materials - 0.1%
Eagle Materials, Inc.	24,490	3,460,927
Metals & Mining - 0.8%
Allegheny Technologies, Inc. (a)	73,425	1,507,415
Anglo American PLC (United Kingdom)	46,266	2,050,230
ArcelorMittal SA Class A unit (c)	274,477	9,672,569
First Quantum Minerals Ltd.	150,291	3,218,801
Freeport-McMoRan, Inc.	640,895	24,418,100
Gatos Silver, Inc.	143,190	1,953,112
Vale SA sponsored ADR	461,081	9,691,923
		52,512,150
Paper & Forest Products - 0.1%
West Fraser Timber Co. Ltd.	61,348	4,400,475

TOTAL MATERIALS		108,519,362

REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.2%
Lamar Advertising Co. Class A	10,984	1,170,894
Simon Property Group, Inc.	78,782	9,967,499
		11,138,393
Real Estate Management & Development - 0.1%
Compass, Inc.	12,096	156,970
Realogy Holdings Corp. (a)	56,290	997,459
Redfin Corp. (a)(c)	121,981	7,144,427
		8,298,856

TOTAL REAL ESTATE		19,437,249

UTILITIES - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Brookfield Renewable Corp.	52,636	2,233,528
TOTAL COMMON STOCKS
(Cost $3,501,291,643)		6,211,596,346

Preferred Stocks - 1.5%
Convertible Preferred Stocks - 1.3%
COMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Starry, Inc.:
Series C (a)(b)(d)	158,250	265,860
Series D (a)(b)(d)	553,263	929,482
Series E3 (b)(d)	373,793	627,972
		1,823,314
CONSUMER DISCRETIONARY - 0.6%
Automobiles - 0.2%
Bird Rides, Inc. (b)	367,551	2,759,205
Bird Rides, Inc.:
Series C1 (b)	146,154	1,097,178
Series D (b)	22,200	166,655
Rad Power Bikes, Inc.:
Series A (b)(d)	13,256	63,945
Series C (b)(d)	52,162	251,621
Rivian Automotive, Inc.:
Series E (b)(d)	225,415	8,306,543
Series F (b)(d)	110,275	4,063,634
		16,708,781
Internet & Direct Marketing Retail - 0.3%
GoBrands, Inc.:
Series G (b)(d)	18,300	7,109,367
Series H (b)(d)	11,467	4,454,815
Instacart, Inc.:
Series H (b)(d)	27,205	3,400,625
Series I (b)(d)	13,064	1,633,000
Reddit, Inc. Series E (b)(d)	4,835	298,774
		16,896,581
Specialty Retail - 0.1%
Fanatics, Inc.:
Series E (b)(d)	106,949	3,729,312
Series F (b)(d)	6,665	232,409
		3,961,721
Textiles, Apparel & Luxury Goods - 0.0%
Algolia SAS Series D (b)(d)	30,436	890,102
Allbirds, Inc.:
Series A (a)(b)(d)	4,640	52,246
Series B (a)(b)(d)	815	9,177
Series C (a)(b)(d)	7,790	87,715
Series Seed (a)(b)(d)	2,495	28,094
		1,067,334
TOTAL CONSUMER DISCRETIONARY		38,634,417
CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Blink Health, Inc. Series C (a)(b)(d)	16,970	647,915
Sweetgreen, Inc.:
Series C (a)(b)(d)	1,240	16,306
Series D (a)(b)(d)	19,947	262,303
Series H (a)(b)(d)	211,642	2,783,092
Series I (a)(b)(d)	47,013	618,221
Series J (b)(d)	38,133	501,449
		4,829,286
Food Products - 0.0%
Agbiome LLC Series C (a)(b)(d)	68,700	412,281
Bowery Farming, Inc. Series C1 (b)(d)	17,874	1,076,896
		1,489,177
Tobacco - 0.0%
JUUL Labs, Inc. Series E (a)(b)(d)	12,508	708,078
TOTAL CONSUMER STAPLES		7,026,541
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Sonder Holdings, Inc. Series D1 (b)	47,507	674,415
INDUSTRIALS - 0.2%
Aerospace & Defense - 0.2%
ABL Space Systems Series B (b)(d)	29,724	1,338,638
Relativity Space, Inc. Series E (b)(d)	276,014	6,302,807
Space Exploration Technologies Corp. Series N (b)(d)	8,141	3,419,139
		11,060,584
Construction & Engineering - 0.0%
Beta Technologies, Inc. Series A (b)(d)	11,104	813,590
Transportation Infrastructure - 0.0%
Delhivery Pvt Ltd. Series H (b)(d)	2,719	1,304,027
TOTAL INDUSTRIALS		13,178,201
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.0%
Xsight Labs Ltd. Series D (b)(d)	130,900	1,046,676
Electronic Equipment & Components - 0.0%
Enevate Corp. Series E (b)(d)	1,325,513	1,469,575
IT Services - 0.1%
ByteDance Ltd. Series E1 (b)(d)	31,950	3,712,271
Yanka Industries, Inc. Series F (b)(d)	55,991	1,784,814
		5,497,085
Semiconductors & Semiconductor Equipment - 0.0%
SiMa.ai Series B (b)(d)	313,000	1,604,876
Tenstorrent, Inc. Series C1 (b)(d)	8,600	511,307
		2,116,183
Software - 0.1%
Databricks, Inc. Series G (b)(d)	16,000	2,837,886
Nuvia, Inc. Series B (b)	178,648	145,995
Stripe, Inc. Series H (b)(d)	8,086	324,451
		3,308,332
TOTAL INFORMATION TECHNOLOGY		13,437,851
MATERIALS - 0.1%
Metals & Mining - 0.1%
Diamond Foundry, Inc. Series C (b)(d)	249,802	5,995,248
UTILITIES - 0.0%
Independent Power and Renewable Electricity Producers - 0.0%
Redwood Materials Series C (b)(d)	37,990	1,800,858

TOTAL CONVERTIBLE PREFERRED STOCKS		82,570,845

Nonconvertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.1%
Neutron Holdings, Inc.:
Series 1C (a)(b)(d)	3,178,083	43,540
Series 1D (a)(b)(d)	5,904,173	80,887
Volkswagen AG	30,882	7,528,240
Waymo LLC Series A2 (a)(b)(d)	7,817	716,991
		8,369,658
Specialty Retail - 0.1%
Cazoo Holdings Ltd.:
Series A (b)	1,159	35,588
Series B (b)	20,299	623,305
Series C (b)	412	12,651
Series D (b)	72,515	2,226,659
		2,898,203
TOTAL CONSUMER DISCRETIONARY		11,267,861
INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
Gupshup, Inc. (b)(d)	78,911	1,804,316
Software - 0.0%
Pine Labs Private Ltd.:
Series 1 (b)(d)	2,652	988,825
Series A (b)(d)	663	247,206
Series B (b)(d)	721	268,832
Series B2 (b)(d)	583	217,377
Series C (b)(d)	1,085	404,553
Series C1 (b)(d)	228	85,012
Series D (b)(d)	244	90,978
		2,302,783
TOTAL INFORMATION TECHNOLOGY		4,107,099

TOTAL NONCONVERTIBLE PREFERRED STOCKS		15,374,960

TOTAL PREFERRED STOCKS
(Cost $82,876,127)		97,945,805
	Principal Amount	Value

Convertible Bonds - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Neutron Holdings, Inc.:
4% 5/22/27 (b)(d)	237,400	237,400
4% 6/12/27 (b)(d)	64,200	64,200
Rivian Automotive, Inc. 0% (b)(d)(g)	2,266,776	2,266,776
		2,568,376
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
The Real Good Food Co. LLC 1% (b)(d)(g)	1,339,400	1,339,400
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Sonder Holdings, Inc. 0% (b)(d)(g)	446,304	446,304
TOTAL CONVERTIBLE BONDS
(Cost $4,354,080)		4,354,080

Preferred Securities - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Internet & Direct Marketing Retail - 0.1%
Circle Internet Financial Ltd. 0% (b)(d)(g)	2,232,400	2,232,400
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment & Components - 0.0%
Enevate Corp. 0% 1/29/23 (b)(d)	564,345	564,345
Semiconductors & Semiconductor Equipment - 0.0%
Tenstorrent, Inc. 0% (b)(d)(g)	480,000	480,000

TOTAL INFORMATION TECHNOLOGY		1,044,345

TOTAL PREFERRED SECURITIES
(Cost $3,276,745)		3,276,745
	Shares	Value

Money Market Funds - 3.4%
Fidelity Cash Central Fund 0.06% (h)	145,874,921	145,904,096
Fidelity Securities Lending Cash Central Fund 0.06% (h)(i)	76,388,948	76,396,587
TOTAL MONEY MARKET FUNDS
(Cost $222,300,683)		222,300,683
TOTAL INVESTMENT IN SECURITIES - 101.3%
(Cost $3,814,099,278)		6,539,473,659
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(83,784,740)
NET ASSETS - 100%		$6,455,688,919

Legend

 (a) Non-income producing

 (b) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $134,949,542 or 2.1% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $24,087,388 or 0.4% of net assets.

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
23andMe Holding Co.	2/3/21	$816,320
ABL Space Systems Series B	3/24/21	$1,338,638
Agbiome LLC Series C	6/29/18	$435,125
Algolia SAS Series D	7/23/21	$890,102
Allbirds, Inc.	10/9/18	$128,974
Allbirds, Inc. Series A	10/9/18	$50,888
Allbirds, Inc. Series B	10/9/18	$8,938
Allbirds, Inc. Series C	10/9/18	$85,434
Allbirds, Inc. Series Seed	10/9/18	$27,363
Ant International Co. Ltd. Class C	5/16/18	$1,539,709
AppHarvest, Inc.	1/29/21	$1,956,650
Arrival SA	3/24/21	$800,620
Beta Technologies, Inc. Series A	4/9/21	$813,590
Bird Rides, Inc.	2/12/21 - 4/20/21	$1,893,231
Bird Rides, Inc. Series C1	12/21/18	$1,716,652
Bird Rides, Inc. Series D	9/30/19	$286,773
Blink Health, Inc. Series A1	12/30/20	$155,957
Blink Health, Inc. Series C	11/7/19 - 7/14/21	$647,847
Bowery Farming, Inc. Series C1	5/18/21	$1,076,896
ByteDance Ltd. Series E1	11/18/20	$3,500,895
Cazoo Holdings Ltd.	9/30/20	$486,896
Cazoo Holdings Ltd. Series A	9/30/20	$15,890
Cazoo Holdings Ltd. Series B	9/30/20	$278,299
Cazoo Holdings Ltd. Series C	9/30/20	$5,649
Cazoo Holdings Ltd. Series D	9/30/20	$994,178
CCC Intelligent Solutions Holdings, Inc.	2/2/21	$470,760
Cibus Corp. Series C	2/16/18	$281,001
Cibus Corp. Series D	5/10/19	168,000
Cibus Corp. Series E	6/23/21	409,096
Circle Internet Financial Ltd. 0%	5/11/21	$2,232,400
CM Life Sciences, Inc.	2/9/21	$577,000
Cyxtera Technologies, Inc.	2/21/21	$1,225,330
Databricks, Inc. Series G	2/1/21	$2,837,886
Delhivery Pvt Ltd. Series H	5/20/21	$1,327,209
Diamond Foundry, Inc. Series C	3/15/21	$5,995,248
Endeavor Group Holdings, Inc. Class A	3/29/21	$2,043,984
Enevate Corp. Series E	1/29/21	$1,469,576
Enevate Corp. 0% 1/29/23	1/29/21	$564,345
Epic Games, Inc.	7/30/20	$349,025
Fanatics, Inc. Series E	8/13/20	$1,849,148
Fanatics, Inc. Series F	3/22/21	$232,409
Freyr A/S	1/29/21	$814,740
FSN E-Commerce Ventures Pvt Ltd.	10/7/20 - 10/26/20	$1,727,161
GoBrands, Inc. Series G	3/2/21	$4,569,827
GoBrands, Inc. Series H	7/22/21	$4,454,821
Gupshup, Inc.	6/8/21	$1,804,316
Hyzon Motors, Inc.	2/8/21	$851,000
Instacart, Inc. Series H	11/13/20	$1,632,300
Instacart, Inc. Series I	2/26/21	$1,633,000
JUUL Labs, Inc. Class A	12/20/17 - 7/6/18	$645,585
JUUL Labs, Inc. Series E	12/20/17 - 7/6/18	$342,963
Lucid Motors, Inc.	2/22/21	$4,116,000
Matterport, Inc.	2/8/21	$557,000
MultiPlan Corp. warrants	10/8/20	$0
Neutron Holdings, Inc.	2/4/21	$4,916
Neutron Holdings, Inc. Series 1C	7/3/18	$581,081
Neutron Holdings, Inc. Series 1D	1/25/19	$1,431,762
Neutron Holdings, Inc. 4% 5/22/27	6/4/20	$237,400
Neutron Holdings, Inc. 4% 6/12/27	6/12/20	$64,200
Nuvation Bio, Inc.	2/10/21	$1,200,380
Nuvia, Inc. Series B	3/16/21	$145,994
Owlet, Inc.	2/15/21	$1,635,060
Payoneer Global, Inc.	2/3/21	$1,156,000
Pine Labs Private Ltd.	6/30/21	$413,502
Pine Labs Private Ltd. Series 1 0.00%	6/30/21	$988,825
Pine Labs Private Ltd. Series A 0.00%	6/30/21	$247,206
Pine Labs Private Ltd. Series B 0.00%	6/30/21	$268,832
Pine Labs Private Ltd. Series B2 0.00%	6/30/21	$217,377
Pine Labs Private Ltd. Series C 0.00%	6/30/21	$404,553
Pine Labs Private Ltd. Series C1 0.00%	6/30/21	$85,012
Pine Labs Private Ltd. Series D 0.00%	6/30/21	$90,978
Rad Power Bikes, Inc.	1/21/21	$490,493
Rad Power Bikes, Inc. Series A	1/21/21	$63,945
Rad Power Bikes, Inc. Series C	1/21/21	$251,621
Reddit, Inc. Series E	5/18/21	$205,363
Redwood Materials Series C	5/28/21	$1,800,858
Relativity Space, Inc. Series E	5/27/21	$6,302,807
Rivian Automotive, Inc. Series E	7/10/20	$3,491,678
Rivian Automotive, Inc. Series F	1/19/21	$4,063,634
Rivian Automotive, Inc. 0%	7/23/21	$2,266,776
SiMa.ai Series B	5/10/21	$1,604,876
Sonder Holdings, Inc. Series D1	12/20/19	$498,633
Sonder Holdings, Inc. 0%	3/18/21	$446,304
Space Exploration Technologies Corp. Class A	2/16/21	$923,978
Space Exploration Technologies Corp. Series N	8/4/20	$2,198,070
Starry, Inc. Series C	12/8/17	$145,907
Starry, Inc. Series D	3/6/19 - 7/30/20	$791,166
Starry, Inc. Series E3	3/31/21	$627,972
Stripe, Inc. Class B	5/18/21	$770,465
Stripe, Inc. Series H	3/15/21	$324,451
Sweetgreen, Inc. warrants 1/21/26	1/21/21	$0
Sweetgreen, Inc. Series C	9/13/19	$21,204
Sweetgreen, Inc. Series D	9/13/19	$341,094
Sweetgreen, Inc. Series H	11/9/18	$2,759,812
Sweetgreen, Inc. Series I	9/13/19	$803,922
Sweetgreen, Inc. Series J	1/21/21	$652,074
Taboola.com Ltd.	1/25/21	$813,570
Tenstorrent, Inc. Series C1	4/23/21	$511,307
Tenstorrent, Inc. 0%	4/23/21	$480,000
The Beachbody Co., Inc.	2/9/21	$827,630
The Real Good Food Co. LLC 1%	5/7/21	$1,339,400
Waymo LLC Series A2	5/8/20	$671,224
Wheels Up Experience, Inc.	2/1/21	$1,220,960
Xsight Labs Ltd. Series D	2/16/21	$1,046,676
Yanka Industries, Inc. Series F	4/8/21	$1,784,814
Zomato Ltd.	12/9/20 - 2/10/21	$2,004,664

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$40,684
Fidelity Securities Lending Cash Central Fund	579,653
Total	$620,337

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$22,389,955	$1,286,098,848	$1,162,584,600	$2,130	$(2,238)	$145,904,095	0.2%
Fidelity Securities Lending Cash Central Fund 0.06%	70,846,787	937,501,854	931,952,053	--	--	76,396,588	0.2%
Total	$93,236,742	$2,223,600,702	$2,094,536,653	$2,130	$(2,238)	$222,300,683

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$1,062,250,118	$1,037,379,261	$23,047,543	$1,823,314
Consumer Discretionary	1,757,683,265	1,686,399,172	32,163,236	39,120,857
Consumer Staples	58,602,014	47,089,143	2,806,287	8,706,584
Energy	61,802,245	61,802,245	--	--
Financials	98,923,173	93,270,876	4,966,152	686,145
Health Care	485,225,642	479,727,063	4,617,433	881,146
Industrials	383,179,096	362,320,669	6,756,248	14,102,179
Information Technology	2,263,890,353	2,227,752,894	17,017,407	19,120,052
Materials	114,514,610	106,469,132	2,050,230	5,995,248
Real Estate	19,437,249	19,280,279	156,970	--
Utilities	4,034,386	2,233,528	--	1,800,858
Corporate Bonds	4,354,080	--	--	4,354,080
Preferred Securities	3,276,745	--	--	3,276,745
Money Market Funds	222,300,683	222,300,683	--	--
Total Investments in Securities:	$6,539,473,659	$6,346,024,945	$93,581,506	$99,867,208
Net unrealized depreciation on unfunded commitments	$(1,885,543)	$--	$(1,885,543)	$--

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$24,442,248
Net Realized Gain (Loss) on Investment Securities	(1,122)
Net Unrealized Gain (Loss) on Investment Securities	10,069,338
Cost of Purchases	71,738,788
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	(6,382,044)
Ending Balance	$99,867,208
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2021	$10,069,338

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2021
Assets
Investment in securities, at value (including securities loaned of $74,148,827) — See accompanying schedule: Unaffiliated issuers (cost $3,591,798,595)	$6,317,172,976
Fidelity Central Funds (cost $222,300,683)	222,300,683
Total Investment in Securities (cost $3,814,099,278)		$6,539,473,659
Cash		669,937
Foreign currency held at value (cost $901)		902
Receivable for investments sold		13,735,410
Receivable for fund shares sold		5,562,696
Dividends receivable		904,176
Interest receivable		17,077
Distributions receivable from Fidelity Central Funds		57,527
Other receivables		83,084
Total assets		6,560,504,468
Liabilities
Payable for investments purchased	$14,893,149
Unrealized depreciation on unfunded commitments	1,885,543
Payable for fund shares redeemed	7,598,106
Accrued management fee	2,378,614
Other payables and accrued expenses	1,660,821
Collateral on securities loaned	76,399,316
Total liabilities		104,815,549
Net Assets		$6,455,688,919
Net Assets consist of:
Paid in capital		$3,342,935,517
Total accumulated earnings (loss)		3,112,753,402
Net Assets		$6,455,688,919
Net Asset Value, offering price and redemption price per share ($6,455,688,919 ÷ 231,500,141 shares)		$27.89

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2021
Investment Income
Dividends		$17,616,874
Interest		15,279
Income from Fidelity Central Funds (including $579,653 from security lending)		620,337
Total income		18,252,490
Expenses
Management fee	$24,051,107
Independent trustees' fees and expenses	21,524
Interest	942
Miscellaneous	2,130
Total expenses before reductions	24,075,703
Expense reductions	(260,657)
Total expenses after reductions		23,815,046
Net investment income (loss)		(5,562,556)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $4,843)	623,537,220
Fidelity Central Funds	2,130
Foreign currency transactions	(5,795)
Futures contracts	379,692
Written options	193,621
Total net realized gain (loss)		624,106,868
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $513,615)	1,307,639,060
Fidelity Central Funds	(2,238)
Assets and liabilities in foreign currencies	487
Unfunded Commitments	(1,885,543)
Total change in net unrealized appreciation (depreciation)		1,305,751,766
Net gain (loss)		1,929,858,634
Net increase (decrease) in net assets resulting from operations		$1,924,296,078

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2021	Year ended July 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(5,562,556)	$5,168,405
Net realized gain (loss)	624,106,868	46,383,648
Change in net unrealized appreciation (depreciation)	1,305,751,766	1,006,344,065
Net increase (decrease) in net assets resulting from operations	1,924,296,078	1,057,896,118
Distributions to shareholders	(67,572,204)	(7,277,415)
Share transactions
Proceeds from sales of shares	2,518,663,293	1,251,912,257
Reinvestment of distributions	67,572,204	7,277,415
Cost of shares redeemed	(1,841,618,316)	(745,697,227)
Net increase (decrease) in net assets resulting from share transactions	744,617,181	513,492,445
Total increase (decrease) in net assets	2,601,341,055	1,564,111,148
Net Assets
Beginning of period	3,854,347,864	2,290,236,716
End of period	$6,455,688,919	$3,854,347,864
Other Information
Shares
Sold	104,587,712	81,637,907
Issued in reinvestment of distributions	2,932,429	517,651
Redeemed	(75,489,262)	(50,035,938)
Net increase (decrease)	32,030,879	32,119,620

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Blue Chip Growth K6 Fund

Years ended July 31,	2021	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$19.32	$13.69	$12.79	$10.32	$10.00
Income from Investment Operations
Net investment income (loss)B	(.03)	.03	.04	.05C	–D
Net realized and unrealized gain (loss)	8.91	5.64	.91	2.44	.32
Total from investment operations	8.88	5.67	.95	2.49	.32
Distributions from net investment income	(.02)	(.04)	(.05)	(.01)	–
Distributions from net realized gain	(.29)	–D	–	–D	–
Total distributions	(.31)	(.04)	(.05)	(.02)E	–
Net asset value, end of period	$27.89	$19.32	$13.69	$12.79	$10.32
Total ReturnF,G	46.28%	41.55%	7.48%	24.10%	3.20%
Ratios to Average Net AssetsH,I
Expenses before reductions	.45%	.45%	.45%	.45%	.45%J
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%J
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%J
Net investment income (loss)	(.10)%	.19%	.34%	.45%C	(.24)%J
Supplemental Data
Net assets, end of period (000 omitted)	$6,455,689	$3,854,348	$2,290,237	$1,680,044	$180,223
Portfolio turnover rateK	44%L	49%L	51%L	40%L	3%L,M

 A For the period May 25, 2017 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.02 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .29%.

 D Amount represents less than $.005 per share.

 E Total distributions per share do not sum due to rounding.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 L Portfolio turnover rate excludes securities received or delivered in-kind.

 M Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2021

1. Organization.

Fidelity Blue Chip Growth K6 Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$ 92,236,383	Market comparable	Enterprise value/Sales multiple (EV/S0	1.0 - 5.9/ 3.7	Increase
			Discount rate	57.1% - 85.7% / 58.1%	Decrease
			Price/Earnings multiple (P/E)	9.2	Increase
			Premium rate	7.8%	Increase
			Discount for lack of marketability	10.0% - 15.0% / 11.3%	Decrease
		Market approach	Transaction price	$1.11 - $885.00 / $119.33	Increase
Corporate Bonds	$4,354,080	Market approach	Transaction price	$100.00	Increase
Preferred Securities	$3,276,745	Market approach	Transaction price	$100.00	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2021, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), defaulted bonds, redemptions in kind, partnerships, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,775,990,706
Gross unrealized depreciation	(64,422,909)
Net unrealized appreciation (depreciation)	$2,711,567,797
Tax Cost	$3,826,020,319

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$95,994,992
Undistributed long-term capital gain	$306,839,826
Net unrealized appreciation (depreciation) on securities and other investments	$2,711,569,967

The tax character of distributions paid was as follows:

	July 31, 2021	July 31, 2020
Ordinary Income	$12,379,228	$ 7,277,415
Long-term Capital Gains	55,192,976	–
Total	$67,572,204	$ 7,277,415

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on these commitments is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and in the Statement of Operations as Change in unrealized appreciation (depreciation) on unfunded commitments.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Blue Chip Growth K6 Fund	881,146.01

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts and options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts and exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Equity Risk
Futures Contracts	$379,692	$-
Written Options	193,621	-
Total Equity Risk	573,313	-
Totals	$573,313	$ -

A summary of the value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options".

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Blue Chip Growth K6 Fund	2,848,058,231	2,295,184,228

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Blue Chip Growth K6 Fund	8,383,867	140,556,215	228,833,036

Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Blue Chip Growth K6 Fund	9,520,954	232,997,303

Prior Year Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Blue Chip Growth K6 Fund	11,803,131	195,181,806

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .45% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Blue Chip Growth K6 Fund	$46,245

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Blue Chip Growth K6 Fund	Borrower	$36,188,333.31%		$942

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Blue Chip Growth K6 Fund	182,600,486	115,449,303

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Blue Chip Growth K6 Fund	3,230

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. Effective during January 2021, commitment fees are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Blue Chip Growth K6 Fund	$2,130

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Blue Chip Growth K6 Fund	$67,223	$2,320	$36,320

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $260,525 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $132.

10. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Growth K6 Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Blue Chip Growth K6 Fund (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from May 25, 2017 (commencement of operations) through July 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from May 25, 2017 (commencement of operations) through July 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 13, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 314 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2021 to July 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Expenses Paid During Period-B February 1, 2021 to July 31, 2021
Fidelity Blue Chip Growth K6 Fund	.45%
Actual		$1,000.00	$1,138.80	$2.39
Hypothetical-C		$1,000.00	$1,022.56	$2.26

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Blue Chip Growth K6 Fund voted to pay on September 13, 2021, to shareholders of record at the opening of business on September 10, 2021, a distribution of $1.689 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2021, $362,032,803, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 99.04% of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates 98%, and 69% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 99%, and 79% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1% of the dividends distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Growth K6 Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one- and three-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Blue Chip Growth K6 Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Blue Chip Growth K6 Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the fund, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the fund's total expense ratio ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

BCFK6-ANN-0921
1.9884007.104

Fidelity® Small Cap Growth K6 Fund

Annual Report

July 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2021	Past 1 year	Life of fundA
Fidelity® Small Cap Growth K6 Fund	44.76%	21.52%

 A From May 25, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Growth K6 Fund on May 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period.

Period Ending Values
$22,617	Fidelity® Small Cap Growth K6 Fund
$18,790	Russell 2000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 36.45% for the 12 months ending July 31, 2021, as U.S. equities continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. A confluence of powerful forces propelled risk assets, returning the stock market to pre-pandemic highs by late August 2020. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. This backdrop fueled a sharp rotation, with small-cap value usurping leadership from large growth. As part of the “reopening” theme, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies that stood to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through July, driven by corporate earnings. Notably, this leg saw momentum shift back to large growth, as easing rates and a hawkish Fed stymied the reflation trade. By sector, financials (+55%) led, driven by banks (+63%), whereas utilities (+12%) and consumer staples (+18%) notably lagged.

Comments from Portfolio Manager Patrick Venanzi:  For the fiscal year ending July 31, 2021, the fund gained 44.76%, outperforming the 41.00% result of the benchmark, the Russell 2000® Growth Index. Stock picks in the information technology, health care, and financial sectors contributed significantly to the fund’s relative performance. Picks in the materials sector contributed to a smaller degree. An outsized stake in footwear and apparel company Crocs (+274%) added more value than any other fund position. It also helped to own shares of SiTime (+155%), a semiconductor company that provides timing devices used in consumer electronics. Owning a sizable stake in retailer American Eagle Outfitters (+190%) also contributed on a relative basis. Conversely, stock selection in the industrials sector detracted from the fund’s relative performance, and picks in utilities and real estate hurt to a lesser degree. Overweighting Array Technologies (-46%), which provides ground-mounting systems used in solar energy projects, detracted more than any fund position. I sold Array Technologies from the fund by period end. Also hurting performance was an underweighting in Plug Power, which gained 313%. Plug Power was not held at period end. Notable changes in positioning included increased exposure to the financials sector and a lower allocation to industrials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2021

% of fund's net assets
Crocs, Inc.	2.4
SiTime Corp.	1.7
American Eagle Outfitters, Inc.	1.6
Insulet Corp.	1.5
BJ's Wholesale Club Holdings, Inc.	1.4
TechTarget, Inc.	1.3
Rapid7, Inc.	1.1
Sprout Social, Inc.	1.0
KBR, Inc.	1.0
Dynatrace, Inc.	1.0
14.0

Top Five Market Sectors as of July 31, 2021

% of fund's net assets
Health Care	30.6
Information Technology	19.3
Consumer Discretionary	16.8
Industrials	14.0
Financials	6.1

Asset Allocation (% of fund's net assets)

As of July 31, 2021*
Stocks	97.3%
Convertible Securities	2.5%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

 * Foreign investments - 10.7%

Schedule of Investments July 31, 2021

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
COMMUNICATION SERVICES - 1.8%
Media - 1.5%
Integral Ad Science Holding Corp.	170,900	$2,989,041
TechTarget, Inc. (a)(b)	201,427	14,720,285
		17,709,326
Wireless Telecommunication Services - 0.3%
Gogo, Inc. (a)	359,100	3,723,867

TOTAL COMMUNICATION SERVICES		21,433,193

CONSUMER DISCRETIONARY - 16.3%
Diversified Consumer Services - 0.4%
Arco Platform Ltd. Class A (a)(b)	93,245	2,713,430
Grand Canyon Education, Inc. (a)	19,308	1,783,480
		4,496,910
Hotels, Restaurants & Leisure - 2.6%
Caesars Entertainment, Inc. (a)	122,222	10,677,314
Churchill Downs, Inc.	43,008	7,990,886
Lindblad Expeditions Holdings (a)	782,714	10,715,355
		29,383,555
Household Durables - 2.8%
Cricut, Inc. (a)(b)	140,014	4,778,678
GoPro, Inc. Class A (a)(b)	546,025	5,591,296
Helen of Troy Ltd. (a)	8,765	1,958,013
Lovesac (a)(b)	170,439	10,345,647
M/I Homes, Inc. (a)(b)	77,701	5,028,032
Matterport, Inc. (c)	12,700	176,594
Sonos, Inc. (a)	86,010	2,871,014
Traeger, Inc.	61,218	1,359,652
		32,108,926
Internet & Direct Marketing Retail - 2.0%
1stDibs.com, Inc. (b)	69,998	1,137,468
Farfetch Ltd. Class A (a)	62,062	3,110,547
Overstock.com, Inc. (a)(b)	42,270	2,943,683
Porch Group, Inc. Class A (a)(b)	312,300	5,786,919
Revolve Group, Inc. (a)(b)	51,203	3,564,241
The Original BARK Co. (c)	267,300	2,151,765
The Original BARK Co.:
warrants 8/29/25 (a)	130,145	265,457
Class A (a)(b)	390,436	3,143,010
thredUP, Inc. (a)(b)	19,700	470,042
		22,573,132
Multiline Retail - 0.4%
Ollie's Bargain Outlet Holdings, Inc. (a)(b)	54,857	5,107,187
Specialty Retail - 4.5%
American Eagle Outfitters, Inc. (b)	536,108	18,479,643
Dick's Sporting Goods, Inc. (b)	61,711	6,426,584
Floor & Decor Holdings, Inc. Class A (a)	48,384	5,903,332
Lithia Motors, Inc. Class A (sub. vtg.)	20,533	7,745,458
Musti Group OYJ	87,161	3,602,273
Rent-A-Center, Inc.	106,841	6,113,442
Williams-Sonoma, Inc.	26,563	4,029,607
		52,300,339
Textiles, Apparel & Luxury Goods - 3.6%
Crocs, Inc. (a)	202,188	27,459,141
Deckers Outdoor Corp. (a)	21,130	8,681,261
Tapestry, Inc. (a)	131,374	5,557,120
		41,697,522

TOTAL CONSUMER DISCRETIONARY		187,667,571

CONSUMER STAPLES - 2.9%
Food & Staples Retailing - 1.4%
BJ's Wholesale Club Holdings, Inc. (a)	315,553	15,979,604
Food Products - 0.6%
Darling Ingredients, Inc. (a)	65,457	4,521,115
Nomad Foods Ltd. (a)	98,065	2,561,458
		7,082,573
Personal Products - 0.9%
Herbalife Nutrition Ltd. (a)	129,503	6,596,883
The Beauty Health Co. (a)(b)	249,300	4,377,708
		10,974,591

TOTAL CONSUMER STAPLES		34,036,768

ENERGY - 1.6%
Oil, Gas & Consumable Fuels - 1.6%
Antero Resources Corp. (a)	378,800	5,151,680
Enviva Partners LP	116,387	6,284,898
Range Resources Corp. (a)	181,294	2,761,108
Renewable Energy Group, Inc. (a)	72,351	4,431,499
		18,629,185
FINANCIALS - 6.1%
Banks - 1.3%
Associated Banc-Corp.	128,636	2,546,993
Glacier Bancorp, Inc.	52,653	2,714,789
Hilltop Holdings, Inc.	70,867	2,245,067
PacWest Bancorp	56,321	2,242,702
Signature Bank	11,311	2,567,258
Silvergate Capital Corp. (a)	17,901	1,840,223
Starling Bank Ltd. Series D (a)(d)	391,300	704,006
		14,861,038
Capital Markets - 2.8%
Cowen Group, Inc. Class A (b)	99,991	3,997,640
Impax Asset Management Group PLC	122,481	2,053,198
Lazard Ltd. Class A	54,666	2,580,235
LPL Financial	31,592	4,455,736
Morningstar, Inc.	18,509	4,675,929
Perella Weinberg Partners (c)	457,262	5,574,024
StepStone Group, Inc. Class A (b)	205,279	9,342,247
		32,679,009
Consumer Finance - 0.3%
OneMain Holdings, Inc.	57,305	3,495,605
Diversified Financial Services - 0.0%
CCC Intelligent Solutions Holdings, Inc. (c)	10,832	90,274
Insurance - 1.7%
American Financial Group, Inc.	60,898	7,702,988
Assurant, Inc.	48,580	7,666,410
BRP Group, Inc. (a)	158,938	4,332,650
		19,702,048

TOTAL FINANCIALS		70,827,974

HEALTH CARE - 30.1%
Biotechnology - 13.4%
4D Molecular Therapeutics, Inc. (b)	55,096	1,370,238
Absci Corp. (b)	50,500	1,438,240
Absci Corp.	32,701	838,192
Acceleron Pharma, Inc. (a)	16,707	2,089,377
ADC Therapeutics SA (a)	56,531	1,189,412
Agios Pharmaceuticals, Inc. (a)	63,872	3,071,604
Allakos, Inc. (a)	39,112	3,111,751
Allovir, Inc. (a)(b)	107,417	2,055,961
ALX Oncology Holdings, Inc. (a)	49,618	2,905,630
Ambrx Biopharma, Inc. ADR	15,381	300,699
Annexon, Inc. (a)(b)	46,323	975,562
Apellis Pharmaceuticals, Inc. (a)	39,400	2,521,206
Argenx SE ADR (a)	18,242	5,553,412
Ascendis Pharma A/S sponsored ADR (a)	53,045	6,269,389
Avid Bioservices, Inc. (a)	129,065	3,310,517
Biohaven Pharmaceutical Holding Co. Ltd. (a)	21,800	2,747,018
Bolt Biotherapeutics, Inc.	93,111	1,038,188
Celldex Therapeutics, Inc. (a)	78,300	3,425,625
Century Therapeutics, Inc. (b)	46,316	1,350,111
Cytokinetics, Inc. (a)	191,900	5,695,592
Erasca, Inc. (b)	98,700	2,072,700
Exelixis, Inc. (a)	290,986	4,903,114
Forma Therapeutics Holdings, Inc. (a)	80,376	1,839,807
Halozyme Therapeutics, Inc. (a)	134,494	5,558,637
Imago BioSciences, Inc.	4,400	80,608
Immunocore Holdings PLC ADR (b)	57,837	1,892,427
ImmunoGen, Inc. (a)	233,551	1,310,221
Instil Bio, Inc.	277,674	3,970,044
Iovance Biotherapeutics, Inc. (a)	48,995	1,091,119
Janux Therapeutics, Inc.	26,943	873,761
Keros Therapeutics, Inc. (a)	48,147	1,771,810
Kura Oncology, Inc. (a)	135,658	2,569,363
Kymera Therapeutics, Inc. (a)	52,467	3,157,464
Monte Rosa Therapeutics, Inc. (b)	53,400	1,309,368
Morphic Holding, Inc. (a)	84,107	4,846,245
Natera, Inc. (a)	72,419	8,293,424
Neurocrine Biosciences, Inc. (a)	23,869	2,224,829
Nuvalent, Inc.	124,141	2,039,016
Nuvalent, Inc. Class A	4,300	78,475
ORIC Pharmaceuticals, Inc. (a)	12,242	203,829
Passage Bio, Inc. (a)(b)	156,101	1,841,992
Prelude Therapeutics, Inc. (b)	98,319	3,150,141
ProQR Therapeutics BV (a)(b)	636,402	3,328,382
Protagonist Therapeutics, Inc. (a)	134,107	6,628,909
PTC Therapeutics, Inc. (a)	96,000	3,679,680
Relay Therapeutics, Inc. (a)(b)	183,414	5,949,950
Repare Therapeutics, Inc. (a)	100,600	3,360,040
Revolution Medicines, Inc. (a)	109,622	3,139,574
Shattuck Labs, Inc.	24,400	537,776
Silverback Therapeutics, Inc.	13,925	421,649
Taysha Gene Therapies, Inc.	34,810	601,865
Tenaya Therapeutics, Inc.	151,000	2,317,850
TG Therapeutics, Inc. (a)	191,428	6,698,066
Turning Point Therapeutics, Inc. (a)	12,530	799,665
United Therapeutics Corp. (a)	22,406	4,076,324
Vericel Corp. (a)(b)	54,959	2,909,529
Verve Therapeutics, Inc. (b)	58,354	3,467,978
Xenon Pharmaceuticals, Inc. (a)	52,514	906,917
		155,160,272
Health Care Equipment & Supplies - 6.0%
Axonics Modulation Technologies, Inc. (a)	91,623	6,225,783
CryoPort, Inc. (a)(b)	47,285	2,918,430
Envista Holdings Corp. (a)	178,100	7,672,548
Globus Medical, Inc. (a)	44,047	3,663,389
Inogen, Inc. (a)	35,558	2,836,462
Insulet Corp. (a)	62,502	17,481,184
Integer Holdings Corp. (a)	68,433	6,698,906
Neuronetics, Inc. (a)	173,375	2,298,953
NeuroPace, Inc. (a)(b)	165,100	3,516,630
OrthoPediatrics Corp. (a)(b)	63,792	4,008,689
PAVmed, Inc. (a)(b)	212,860	1,462,348
Pulmonx Corp.	67,359	2,671,458
TransMedics Group, Inc. (a)	127,382	3,632,935
ViewRay, Inc. (a)	596,893	3,963,370
		69,051,085
Health Care Providers & Services - 5.1%
Acadia Healthcare Co., Inc. (a)	125,304	7,733,763
Accolade, Inc. (a)	27,063	1,266,819
LifeStance Health Group, Inc. (b)	93,224	2,209,409
Molina Healthcare, Inc. (a)	28,317	7,730,824
Option Care Health, Inc. (a)	284,916	5,903,460
Progyny, Inc. (a)	110,506	6,154,079
R1 RCM, Inc. (a)	387,620	8,298,944
Signify Health, Inc. (b)	96,864	2,549,460
Surgery Partners, Inc. (a)	97,807	5,336,350
The Ensign Group, Inc.	81,495	6,932,780
The Joint Corp. (a)	55,442	4,379,364
		58,495,252
Health Care Technology - 1.9%
Certara, Inc. (b)	119,657	3,255,867
Evolent Health, Inc. (a)	24,162	554,276
Health Catalyst, Inc. (a)	78,562	4,561,310
Inspire Medical Systems, Inc. (a)	20,213	3,702,213
Phreesia, Inc. (a)	113,925	7,786,774
Schrodinger, Inc. (a)(b)	40,004	2,707,071
		22,567,511
Life Sciences Tools & Services - 2.6%
10X Genomics, Inc. (a)	28,384	5,200,800
Berkeley Lights, Inc. (a)	12,290	560,178
Charles River Laboratories International, Inc. (a)	12,664	5,153,235
Maravai LifeSciences Holdings, Inc.	400	17,588
Nanostring Technologies, Inc. (a)	76,615	4,745,533
Olink Holding AB ADR (a)(b)	127,393	4,760,676
Syneos Health, Inc. (a)	104,715	9,389,794
		29,827,804
Pharmaceuticals - 1.1%
Aclaris Therapeutics, Inc. (a)	15,243	227,578
Arvinas Holding Co. LLC (a)	27,400	2,770,140
Cyteir Therapeutics, Inc.	63,800	1,228,150
Edgewise Therapeutics, Inc. (a)	117,661	2,060,244
Ikena Oncology, Inc. (a)	13,201	130,822
Ikena Oncology, Inc.	114,928	1,081,990
IMARA, Inc. (a)	44,044	237,397
Ocular Therapeutix, Inc. (a)	157,100	1,729,671
Pharvaris BV (b)	120,881	2,148,055
Theravance Biopharma, Inc. (a)	55,754	723,687
		12,337,734

TOTAL HEALTH CARE		347,439,658

INDUSTRIALS - 13.4%
Aerospace & Defense - 0.6%
BWX Technologies, Inc.	113,301	6,506,876
Air Freight & Logistics - 0.4%
Hub Group, Inc. Class A (a)	66,200	4,387,736
Building Products - 3.1%
Builders FirstSource, Inc. (a)	245,792	10,937,744
Fortune Brands Home & Security, Inc.	47,070	4,587,913
Resideo Technologies, Inc. (a)	139,514	4,115,663
Simpson Manufacturing Co. Ltd.	45,073	5,069,811
The AZEK Co., Inc. (a)	185,133	6,733,287
UFP Industries, Inc.	61,889	4,595,877
		36,040,295
Commercial Services & Supplies - 0.9%
Montrose Environmental Group, Inc. (a)	77,610	4,166,881
The Brink's Co.	83,998	6,464,486
		10,631,367
Construction & Engineering - 0.9%
MasTec, Inc. (a)	45,255	4,581,164
Willscot Mobile Mini Holdings (a)	190,900	5,480,739
		10,061,903
Electrical Equipment - 1.6%
Acuity Brands, Inc.	13,600	2,385,168
Regal Beloit Corp.	30,822	4,537,923
Sensata Technologies, Inc. PLC (a)	103,863	6,088,449
Shoals Technologies Group, Inc.	72,737	2,115,919
Sunrun, Inc. (a)	60,693	3,214,908
		18,342,367
Machinery - 2.1%
Chart Industries, Inc. (a)(b)	21,039	3,270,513
Crane Co.	70,361	6,841,200
ITT, Inc.	81,160	7,946,376
Kornit Digital Ltd. (a)	28,149	3,720,172
SPX Corp. (a)	37,218	2,480,952
		24,259,213
Professional Services - 2.8%
ASGN, Inc. (a)	68,020	6,878,863
CACI International, Inc. Class A (a)	27,907	7,450,053
First Advantage Corp.	65,500	1,284,455
KBR, Inc.	308,868	11,953,192
Korn Ferry	17,114	1,176,416
TriNet Group, Inc. (a)	13,758	1,141,639
Upwork, Inc. (a)	55,792	2,889,468
		32,774,086
Trading Companies & Distributors - 1.0%
Applied Industrial Technologies, Inc.	42,431	3,806,061
Beacon Roofing Supply, Inc. (a)	66,989	3,582,572
Custom Truck One Source, Inc. Class A (a)(b)	282,315	2,199,234
Univar, Inc. (a)	101,600	2,493,264
		12,081,131

TOTAL INDUSTRIALS		155,084,974

INFORMATION TECHNOLOGY - 18.4%
Electronic Equipment & Components - 0.6%
Fabrinet (a)	57,105	5,397,565
SYNNEX Corp.	15,583	1,862,792
		7,260,357
IT Services - 1.8%
Dlocal Ltd. (b)	80,100	3,615,714
Flywire Corp. (a)	19,400	616,144
Genpact Ltd.	160,189	7,979,014
Nuvei Corp. (a)(e)	41,589	3,410,298
Perficient, Inc. (a)	53,700	5,063,373
TaskUs, Inc.	8,200	249,690
		20,934,233
Semiconductors & Semiconductor Equipment - 3.4%
Cirrus Logic, Inc. (a)	74,732	6,172,116
eMemory Technology, Inc.	81,000	3,813,465
Nova Ltd. (a)	37,951	3,711,608
Semtech Corp. (a)	96,779	5,991,588
SiTime Corp. (a)	146,907	19,926,465
		39,615,242
Software - 11.7%
Alkami Technology, Inc. (a)	700	21,903
Alkami Technology, Inc.	199,371	5,926,403
Blend Labs, Inc.	6,700	121,002
ChannelAdvisor Corp. (a)	117,200	2,729,588
Couchbase, Inc.	9,700	292,552
CyberArk Software Ltd. (a)(b)	41,662	5,917,254
DoubleVerify Holdings, Inc. (a)(b)	51,894	1,795,532
DoubleVerify Holdings, Inc.	64,933	2,134,348
Dynatrace, Inc. (a)	174,622	11,153,107
Elastic NV (a)	66,427	9,835,182
FireEye, Inc. (a)	221,756	4,479,471
Fortnox AB	24,500	1,314,309
Latch, Inc. (a)(b)	125,000	1,666,250
Lightspeed POS, Inc. (Canada) (a)	54,021	4,625,732
LivePerson, Inc. (a)	105,705	6,732,351
Monday.com Ltd.	24,500	5,421,605
Paycor HCM, Inc.	4,300	118,250
Rapid7, Inc. (a)	108,434	12,334,368
Riskified Ltd.	3,900	106,938
SentinelOne, Inc.	72,600	3,579,906
Similarweb Ltd. (a)	134,625	3,228,308
Sprout Social, Inc. (a)	135,655	12,051,590
TECSYS, Inc.	117,491	4,923,397
Telos Corp. (b)	214,843	6,019,901
Tenable Holdings, Inc. (a)	218,551	9,353,983
Upsales Technology AB (a)	92,400	1,116,305
WalkMe Ltd.	99,300	2,754,582
Workiva, Inc. (a)	50,348	6,533,660
Xperi Holding Corp.	130,218	2,704,628
Yext, Inc. (a)	440,809	5,743,741
		134,736,146
Technology Hardware, Storage & Peripherals - 0.9%
Avid Technology, Inc. (a)	90,200	3,372,578
Seagate Technology Holdings PLC	72,713	6,391,473
		9,764,051

TOTAL INFORMATION TECHNOLOGY		212,310,029

MATERIALS - 4.2%
Chemicals - 2.3%
Element Solutions, Inc.	462,872	10,826,576
The Chemours Co. LLC	145,446	4,836,080
Valvoline, Inc.	342,805	10,517,257
		26,179,913
Construction Materials - 0.5%
Eagle Materials, Inc.	38,699	5,468,943
Containers & Packaging - 0.4%
Avery Dennison Corp.	22,287	4,695,425
Metals & Mining - 1.0%
Cleveland-Cliffs, Inc. (a)	72,300	1,807,500
Iluka Resources Ltd.	482,343	3,514,896
Lynas Rare Earths Ltd. (a)	580,868	3,128,822
Reliance Steel & Aluminum Co.	21,064	3,310,208
		11,761,426

TOTAL MATERIALS		48,105,707

REAL ESTATE - 1.6%
Equity Real Estate Investment Trusts (REITs) - 0.7%
Rexford Industrial Realty, Inc.	58,551	3,602,058
Terreno Realty Corp.	61,500	4,204,140
		7,806,198
Real Estate Management & Development - 0.9%
Compass, Inc.	442,124	5,737,443
Compass, Inc. (a)(b)	6,800	92,888
Jones Lang LaSalle, Inc. (a)	19,500	4,340,115
		10,170,446

TOTAL REAL ESTATE		17,976,644

UTILITIES - 0.9%
Independent Power and Renewable Electricity Producers - 0.9%
NextEra Energy Partners LP	65,900	5,109,227
Sunnova Energy International, Inc. (a)(b)	132,133	5,034,267
		10,143,494
TOTAL COMMON STOCKS
(Cost $833,024,505)		1,123,655,197

Convertible Preferred Stocks - 2.5%
CONSUMER DISCRETIONARY - 0.5%
Specialty Retail - 0.5%
Fanatics, Inc.:
Series E (c)(d)	158,924	5,541,680
Series F (c)(d)	4,124	143,804
		5,685,484
Textiles, Apparel & Luxury Goods - 0.0%
Algolia SAS Series D (c)(d)	9,900	289,526
Treeline Biosciences Series A (c)(d)	21,246	166,303
		455,829

TOTAL CONSUMER DISCRETIONARY		6,141,313

HEALTH CARE - 0.5%
Biotechnology - 0.4%
Bright Peak Therapeutics AG Series B (c)(d)	199,331	778,587
Caris Life Sciences, Inc. Series D (c)(d)	144,435	1,169,924
Sonoma Biotherapeutics, Inc.:
Series B (c)(d)	438,013	1,016,190
Series B1 (c)(d)	233,603	541,959
T-Knife Therapeutics, Inc. Series B (c)(d)	201,583	1,162,892
		4,669,552
Health Care Providers & Services - 0.1%
Boundless Bio, Inc. Series B (c)(d)	682,407	921,249
Health Care Technology - 0.0%
Wugen, Inc. Series B (c)(d)	59,982	465,154

TOTAL HEALTH CARE		6,055,955

INDUSTRIALS - 0.6%
Construction & Engineering - 0.4%
Beta Technologies, Inc. Series A (c)(d)	62,752	4,597,839
Road & Rail - 0.2%
Convoy, Inc. Series D (a)(c)(d)	192,936	2,585,342

TOTAL INDUSTRIALS		7,183,181

INFORMATION TECHNOLOGY - 0.9%
Communications Equipment - 0.3%
Astranis Space Technologies Corp. Series C (c)(d)	125,912	2,760,108
IT Services - 0.6%
Yanka Industries, Inc.:
Series E (a)(c)(d)	191,029	6,089,393
Series F (c)(d)	28,989	924,077
		7,013,470

TOTAL INFORMATION TECHNOLOGY		9,773,578

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $22,605,251)		29,154,027
	Principal Amount	Value

Convertible Bonds - 0.0%
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
The Real Good Food Co. LLC 1% (Cost $440,000)(c)(d)(f)	440,000	440,000
	Shares	Value

Money Market Funds - 9.7%
Fidelity Cash Central Fund 0.06% (g)	4,152,016	4,152,847
Fidelity Securities Lending Cash Central Fund 0.06% (g)(h)	107,102,270	107,112,980
TOTAL MONEY MARKET FUNDS
(Cost $111,265,827)		111,265,827
TOTAL INVESTMENT IN SECURITIES - 109.5%
(Cost $967,335,583)		1,264,515,051
NET OTHER ASSETS (LIABILITIES) - (9.5)%		(110,135,503)
NET ASSETS - 100%		$1,154,379,548

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $37,586,684 or 3.3% of net assets.

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,410,298 or 0.3% of net assets.

 (f) Security is perpetual in nature with no stated maturity date.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Algolia SAS Series D	7/23/21	$289,526
Astranis Space Technologies Corp. Series C	3/19/21	$2,760,108
Beta Technologies, Inc. Series A	4/9/21	$4,597,839
Boundless Bio, Inc. Series B	4/23/21	$921,249
Bright Peak Therapeutics AG Series B	5/14/21	$778,587
Caris Life Sciences, Inc. Series D	5/11/21	$1,169,924
CCC Intelligent Solutions Holdings, Inc.	2/2/21	$108,320
Convoy, Inc. Series D	10/30/19	$2,612,353
Fanatics, Inc. Series E	8/13/20	$2,747,796
Fanatics, Inc. Series F	3/22/21	$143,804
Matterport, Inc.	2/8/21	$127,000
Perella Weinberg Partners	12/29/20	$4,572,620
Sonoma Biotherapeutics, Inc. Series B	7/26/21	$865,645
Sonoma Biotherapeutics, Inc. Series B1	7/26/21	$692,516
T-Knife Therapeutics, Inc. Series B	6/30/21	$1,162,892
The Original BARK Co.	12/17/20	$2,673,000
The Real Good Food Co. LLC 1%	5/7/21	$440,000
Treeline Biosciences Series A	7/30/21	$166,303
Wugen, Inc. Series B	7/9/21	$465,154
Yanka Industries, Inc. Series E	5/15/20	$2,307,478
Yanka Industries, Inc. Series F	4/8/21	$924,077

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$8,588
Fidelity Securities Lending Cash Central Fund	338,660
Total	$347,248

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$--	$403,792,126	$399,639,796	$517	$--	$4,152,847	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	47,734,294	413,451,441	354,072,755	--	--	107,112,980	0.3%
Total	$47,734,294	$817,243,567	$753,712,551	$517	$--	$111,265,827

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$21,433,193	$21,433,193	$--	$--
Consumer Discretionary	193,808,884	187,490,977	176,594	6,141,313
Consumer Staples	34,036,768	34,036,768	--	--
Energy	18,629,185	18,629,185	--	--
Financials	70,827,974	70,033,694	90,274	704,006
Health Care	353,495,613	339,510,416	7,929,242	6,055,955
Industrials	162,268,155	155,084,974	--	7,183,181
Information Technology	222,083,607	200,435,813	11,874,216	9,773,578
Materials	48,105,707	48,105,707	--	--
Real Estate	17,976,644	12,239,201	5,737,443	--
Utilities	10,143,494	10,143,494	--	--
Corporate Bonds	440,000	--	--	440,000
Money Market Funds	111,265,827	111,265,827	--	--
Total Investments in Securities:	$1,264,515,051	$1,208,409,249	$25,807,769	$30,298,033
Net unrealized depreciation on unfunded commitments	$(498,561)	$--	$(498,561)	$--

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$16,492,304
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	6,566,687
Cost of Purchases	18,825,020
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	(11,585,978)
Ending Balance	$30,298,033
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2021	$6,566,687

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.3%
Netherlands	1.7%
Israel	1.6%
Canada	1.2%
Cayman Islands	1.1%
Bermuda	1.1%
Others (Individually Less Than 1%)	4.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2021
Assets
Investment in securities, at value (including securities loaned of $103,763,292) — See accompanying schedule: Unaffiliated issuers (cost $856,069,756)	$1,153,249,224
Fidelity Central Funds (cost $111,265,827)	111,265,827
Total Investment in Securities (cost $967,335,583)		$1,264,515,051
Cash		28,723
Receivable for investments sold		7,059,386
Receivable for fund shares sold		775,147
Dividends receivable		192,102
Interest receivable		1,028
Distributions receivable from Fidelity Central Funds		40,180
Other receivables		49,876
Total assets		1,272,661,493
Liabilities
Payable for investments purchased	$9,595,251
Unrealized depreciation on unfunded commitments	498,561
Payable for fund shares redeemed	503,945
Accrued management fee	572,617
Collateral on securities loaned	107,111,571
Total liabilities		118,281,945
Net Assets		$1,154,379,548
Net Assets consist of:
Paid in capital		$619,521,668
Total accumulated earnings (loss)		534,857,880
Net Assets		$1,154,379,548
Net Asset Value, offering price and redemption price per share ($1,154,379,548 ÷ 53,574,321 shares)		$21.55

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2021
Investment Income
Dividends		$3,898,424
Special dividends		852,572
Interest		1,024
Income from Fidelity Central Funds (including $338,660 from security lending)		347,248
Total income		5,099,268
Expenses
Management fee	$6,881,550
Independent trustees' fees and expenses	4,796
Interest	2,261
Miscellaneous	568
Total expenses before reductions	6,889,175
Expense reductions	(141,309)
Total expenses after reductions		6,747,866
Net investment income (loss)		(1,648,598)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	291,391,101
Fidelity Central Funds	517
Foreign currency transactions	(33,012)
Total net realized gain (loss)		291,358,606
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	111,569,517
Unfunded commitments	(498,561)
Assets and liabilities in foreign currencies	(340)
Total change in net unrealized appreciation (depreciation)		111,070,616
Net gain (loss)		402,429,222
Net increase (decrease) in net assets resulting from operations		$400,780,624

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2021	Year ended July 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(1,648,598)	$(185,498)
Net realized gain (loss)	291,358,606	14,448,470
Change in net unrealized appreciation (depreciation)	111,070,616	56,533,770
Net increase (decrease) in net assets resulting from operations	400,780,624	70,796,742
Distributions to shareholders	(32,449,496)	–
Share transactions
Proceeds from sales of shares	442,975,177	283,012,488
Reinvestment of distributions	32,449,496	–
Cost of shares redeemed	(589,302,011)	(287,627,670)
Net increase (decrease) in net assets resulting from share transactions	(113,877,338)	(4,615,182)
Total increase (decrease) in net assets	254,453,790	66,181,560
Net Assets
Beginning of period	899,925,758	833,744,198
End of period	$1,154,379,548	$899,925,758
Other Information
Shares
Sold	22,367,069	20,313,303
Issued in reinvestment of distributions	1,720,546	–
Redeemed	(29,251,232)	(21,315,157)
Net increase (decrease)	(5,163,617)	(1,001,854)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Small Cap Growth K6 Fund

Years ended July 31,	2021	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$15.32	$13.96	$13.40	$10.42	$10.00
Income from Investment Operations
Net investment income (loss)B	(.03)C	–D	(.01)	(.01)	(.01)
Net realized and unrealized gain (loss)	6.81	1.36	.84	3.00	.43
Total from investment operations	6.78	1.36	.83	2.99	.42
Distributions from net investment income	–	–	–	–D	–
Distributions from net realized gain	(.55)	–	(.27)	(.01)	–
Total distributions	(.55)	–	(.27)	(.01)	–
Net asset value, end of period	$21.55	$15.32	$13.96	$13.40	$10.42
Total ReturnE,F	44.76%	9.74%	6.14%	28.72%	4.20%
Ratios to Average Net AssetsG,H
Expenses before reductions	.60%	.60%	.60%	.60%	.60%I
Expenses net of fee waivers, if any	.60%	.60%	.60%	.60%	.60%I
Expenses net of all reductions	.59%	.59%	.59%	.59%	.60%I
Net investment income (loss)	(.14)%C	(.02)%	(.09)%	(.06)%	(.45)%I
Supplemental Data
Net assets, end of period (000 omitted)	$1,154,380	$899,926	$833,744	$562,817	$74,821
Portfolio turnover rateJ	119%	137%K	108%K	114%K	79%I,K,L

 A For the period May 25, 2017 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.01 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.22) %.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

 L Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2021

1. Organization.

Fidelity Small Cap Growth K6 Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$ 29,858,033	Market comparable	Enterprise value/Sales multiple (EV/S)	2.3	Increase
			Discount rate	32.5%	Decrease
		Market approach	Transaction price	$1.35 - $73.27 / $31.46	Increase
Corporate Bonds	$ 440,000	Market approach	Transaction price	$100.00	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2021, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$328,905,424
Gross unrealized depreciation	(37,046,319)
Net unrealized appreciation (depreciation)	$291,859,105
Tax Cost	$972,157,385

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$130,855,344
Undistributed long-term capital gain	$112,143,293
Net unrealized appreciation (depreciation) on securities and other investments	$291,859,244

The tax character of distributions paid was as follows:

	July 31, 2021	July 31, 2020
Ordinary Income	$17,259,113	$–
Long-term Capital Gains	15,190,383	–
Total	$32,449,496	$–

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on these commitments is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and in the Statement of Operations as Change in unrealized appreciation (depreciation) on unfunded commitments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Small Cap Growth K6 Fund	1,329,391,272	1,476,455,070

Prior Year Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Small Cap Growth K6 Fund	2,206,781	32,422,959

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .60% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Small Cap Growth K6 Fund	$42,224

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Small Cap Growth K6 Fund	Borrower	$6,033,047.31%		$2,261

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Small Cap Growth K6 Fund	61,269,213	266,721,439

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. Effective during January 2021, commitment fees are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Small Cap Growth K6 Fund	$482

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Small Cap Growth K6 Fund	$41,662	$6,599	$3,184,627

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $141,275 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $34.

9. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Small Cap Growth K6 Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Small Cap Growth K6 Fund (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the “Fund”) as of July 31, 2021, the related statement of operations for the year ended July 31, 2021, the statement of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the four years in the period ended July 31, 2021 and for the period May 25, 2017 (commencement of operations) to July 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2021 and the financial highlights for each of the four years in the period ended July 31, 2021 and for the period May 25, 2017 (commencement of operations) to July 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

September 15, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 314 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2021 to July 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Expenses Paid During Period-B February 1, 2021 to July 31, 2021
Fidelity Small Cap Growth K6 Fund	.60%
Actual		$1,000.00	$1,070.00	$3.08
Hypothetical-C		$1,000.00	$1,021.82	$3.01

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Growth K6 Fund voted to pay on September 13, 2021, to shareholders of record at the opening of business on September 10, 2021, a distribution of $4.586 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2021, $ 127,333,676, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 99.67% of the short-term capital gain dividends distributed in December during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates 8% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 9% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1% of the dividends distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Growth K6 Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net total return information for the fund and an appropriate benchmark index and peer group for the most recent one- and three-year period ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Small Cap Growth K6 Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked is also included in the chart and was considered by the Board.

Fidelity Small Cap Growth K6 Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the fund, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the fund's total expense ratio ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SCPK6-ANN-0921
1.9884011.104

Fidelity® OTC K6 Portfolio

Annual Report

July 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2021	Past 1 year	Life of fundA
Fidelity® OTC K6 Portfolio	43.11%	40.04%

 A From June 13, 2019

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® OTC K6 Portfolio on June 13, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Nasdaq Composite Index® performed over the same period.

Period Ending Values
$20,517	Fidelity® OTC K6 Portfolio
$19,063	Nasdaq Composite Index®

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 36.45% for the 12 months ending July 31, 2021, as U.S. equities continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. A confluence of powerful forces propelled risk assets, returning the stock market to pre-pandemic highs by late August 2020. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. This backdrop fueled a sharp rotation, with small-cap value usurping leadership from large growth. As part of the “reopening” theme, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies that stood to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through July, driven by corporate earnings. Notably, this leg saw momentum shift back to large growth, as easing rates and a hawkish Fed stymied the reflation trade. By sector, financials (+55%) led, driven by banks (+63%), whereas utilities (+12%) and consumer staples (+18%) notably lagged.

Comments from Portfolio Manager Christopher Lin:  For the fiscal year ending July 31, 2021, the fund gained 43.11%, outperforming the 37.53% advance of the benchmark NASDAQ Composite Index. The top contributor to performance versus the benchmark was security selection and an overweighting in the consumer discretionary sector. Favorable investment choices and an overweighting in the communication services sector, primarily driven by the media & entertainment industry, also helped. Further boosting performance was stock selection in information technology. The fund's top individual relative contributor was an overweighting in Alphabet, which gained about 82% the past year and was among our largest holdings. Also boosting value was timely ownership of Tesla, which gained 140%. The company was among the fund’s largest holdings earlier in the period. However, we significantly reduced the position in the first quarter and sold out completely in Q2. Another notable relative contributor was an outsized stake in Marvell Technology (+28%), which changed its name from Marvell Technology Group after the company’s merger with Inphi on April 20. Conversely, the biggest detractor from performance versus the benchmark was subpar stock picking among energy stocks. Weak security selection in the health care sector pressured relative performance as well. Our non-benchmark stake in Tencent Holdings was the fund's largest individual relative detractor, due to its roughly -10% result the past twelve months. Our second-largest relative detractor this period was not owning Moderna, a benchmark component that gained roughly 365%. The fund's non-benchmark stake in Reliance Industries, one of our biggest holdings, returned -0.1% and detracted from our relative result. Notable changes in positioning include reduced exposure to the consumer discretionary sector and a higher allocation to communication services stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2021

% of fund's net assets
Apple, Inc.	10.9
Microsoft Corp.	10.8
Alphabet, Inc. Class A	9.5
Amazon.com, Inc.	7.0
Facebook, Inc. Class A	5.3
NVIDIA Corp.	3.1
Alphabet, Inc. Class C	2.9
Twitter, Inc.	2.3
Marvell Technology, Inc.	2.1
Adobe, Inc.	1.4
55.3

Top Five Market Sectors as of July 31, 2021

% of fund's net assets
Information Technology	43.5
Communication Services	25.8
Consumer Discretionary	15.1
Health Care	7.1
Financials	2.6

Asset Allocation (% of fund's net assets)

As of July 31, 2021*
Stocks	99.9%
Other Investments	0.1%

 * Foreign investments - 11.3%

Schedule of Investments July 31, 2021

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
COMMUNICATION SERVICES - 25.8%
Entertainment - 1.9%
Activision Blizzard, Inc.	107,604	$8,997,846
Electronic Arts, Inc.	172	24,761
Live Nation Entertainment, Inc. (a)	44,599	3,518,415
NetEase, Inc. ADR	1,146	117,133
Netflix, Inc. (a)	41,460	21,458,452
Spotify Technology SA (a)	4,601	1,052,111
Take-Two Interactive Software, Inc. (a)	1,691	293,253
The Walt Disney Co. (a)	75,446	13,280,005
		48,741,976
Interactive Media & Services - 23.9%
Alphabet, Inc.:
Class A (a)	92,714	249,820,654
Class C (a)	28,480	77,021,882
Facebook, Inc. Class A (a)	389,190	138,668,397
IAC (a)	15,435	2,119,071
Match Group, Inc. (a)	162,800	25,929,156
Snap, Inc. Class A (a)	344,786	25,658,974
Tencent Holdings Ltd.	15,767	950,879
Tencent Holdings Ltd. sponsored ADR	473,043	28,950,232
Twitter, Inc. (a)	864,140	60,273,765
Vimeo, Inc. (a)	25,058	1,122,598
Yandex NV Series A (a)	252,796	17,172,432
		627,688,040
Wireless Telecommunication Services - 0.0%
T-Mobile U.S., Inc. (a)	5,478	788,942

TOTAL COMMUNICATION SERVICES		677,218,958

CONSUMER DISCRETIONARY - 14.9%
Diversified Consumer Services - 0.0%
Duolingo, Inc.	1,400	196,350
Hotels, Restaurants & Leisure - 1.2%
Airbnb, Inc. Class A	82,021	11,811,844
Booking Holdings, Inc. (a)	1,193	2,598,664
Caesars Entertainment, Inc. (a)	18,209	1,590,738
Churchill Downs, Inc.	33,800	6,280,040
Marriott International, Inc. Class A (a)	20,424	2,981,496
Penn National Gaming, Inc. (a)	53,338	3,647,252
Wynn Resorts Ltd. (a)	11,934	1,173,470
		30,083,504
Household Durables - 0.8%
Lennar Corp. Class A	197,568	20,774,275
Internet & Direct Marketing Retail - 9.6%
Alibaba Group Holding Ltd. sponsored ADR (a)	58,052	11,331,170
Amazon.com, Inc. (a)	55,410	184,381,762
ContextLogic, Inc. (b)	17,498	173,930
Deliveroo PLC	80,000	348,612
Deliveroo PLC Class A (a)(b)(c)	1,734,674	7,956,950
Etsy, Inc. (a)	22,295	4,091,355
Farfetch Ltd. Class A (a)	173,600	8,700,832
Global-e Online Ltd. (a)	98,712	6,874,304
Meituan Class B (a)(c)	250,500	6,931,692
MercadoLibre, Inc. (a)	7,153	11,220,911
Pinduoduo, Inc. ADR (a)	75,600	6,925,716
Porch Group, Inc. Class A (a)	135,595	2,512,575
thredUP, Inc. (a)	7,530	179,666
Zomato Ltd. (d)	368,500	562,464
		252,191,939
Multiline Retail - 0.1%
Dollar Tree, Inc. (a)	26,137	2,608,211
Specialty Retail - 1.4%
Auto1 Group SE (c)	13,916	681,114
Five Below, Inc. (a)	93,591	18,195,962
Lowe's Companies, Inc.	95,216	18,347,171
		37,224,247
Textiles, Apparel & Luxury Goods - 1.8%
Kontoor Brands, Inc.	472	26,139
lululemon athletica, Inc. (a)	72,608	29,055,543
LVMH Moet Hennessy Louis Vuitton SE	23,641	18,928,577
		48,010,259

TOTAL CONSUMER DISCRETIONARY		391,088,785

CONSUMER STAPLES - 1.5%
Beverages - 1.3%
Diageo PLC	338,873	16,803,445
Monster Beverage Corp. (a)	164,397	15,505,925
PepsiCo, Inc.	12,590	1,976,001
		34,285,371
Food & Staples Retailing - 0.2%
Costco Wholesale Corp.	10,526	4,523,233

TOTAL CONSUMER STAPLES		38,808,604

ENERGY - 1.5%
Oil, Gas & Consumable Fuels - 1.5%
Cenovus Energy, Inc. (Canada)	12,285	102,506
EOG Resources, Inc.	977	71,184
Reliance Industries Ltd.	26,413	501,074
Reliance Industries Ltd.	1,108,200	30,339,162
Reliance Industries Ltd. sponsored GDR (c)	161,605	8,936,757
		39,950,683
FINANCIALS - 2.6%
Banks - 2.0%
Fifth Third Bancorp	375,735	13,635,423
Huntington Bancshares, Inc./Ohio	1,583,806	22,299,988
PacWest Bancorp	50,564	2,013,458
Signature Bank	52,429	11,899,810
Wintrust Financial Corp.	28,259	2,017,693
		51,866,372
Capital Markets - 0.6%
Coinbase Global, Inc. (a)(b)	16,932	4,005,773
S&P Global, Inc.	30,090	12,900,185
		16,905,958

TOTAL FINANCIALS		68,772,330

HEALTH CARE - 7.1%
Biotechnology - 2.4%
Alnylam Pharmaceuticals, Inc. (a)	64,789	11,593,344
Amgen, Inc.	14,190	3,427,453
Arcutis Biotherapeutics, Inc. (a)	42,128	982,846
Ascendis Pharma A/S sponsored ADR (a)	21,778	2,573,942
ChemoCentryx, Inc. (a)	18,951	280,096
GenSight Biologics SA (a)	15,750	143,676
Ionis Pharmaceuticals, Inc. (a)	2,391	88,802
Neurocrine Biosciences, Inc. (a)	59,390	5,535,742
Regeneron Pharmaceuticals, Inc. (a)	48,567	27,907,084
Relay Therapeutics, Inc. (a)	88,600	2,874,184
Sarepta Therapeutics, Inc. (a)	10,012	678,613
Trevena, Inc. (a)(b)	33,122	44,052
Vertex Pharmaceuticals, Inc. (a)	18,081	3,644,768
Xencor, Inc. (a)	102,304	3,148,917
		62,923,519
Health Care Equipment & Supplies - 1.6%
DexCom, Inc. (a)	37,717	19,443,491
Figs, Inc. Class A (a)(b)	3,951	143,816
Insulet Corp. (a)	54,470	15,234,714
Intuitive Surgical, Inc. (a)	4,698	4,657,879
Neuronetics, Inc. (a)	2,869	38,043
Outset Medical, Inc.	3,135	128,410
Pulmonx Corp.	2,971	117,830
Tandem Diabetes Care, Inc. (a)	17,122	1,860,648
		41,624,831
Health Care Providers & Services - 0.8%
agilon health, Inc. (a)	37,790	1,390,294
Cigna Corp.	6,949	1,594,726
Guardant Health, Inc. (a)	74,165	8,143,317
Humana, Inc.	22,612	9,629,546
		20,757,883
Health Care Technology - 0.0%
Castlight Health, Inc. Class B (a)	3,442	8,020
Certara, Inc.	21,366	581,369
		589,389
Life Sciences Tools & Services - 2.0%
10X Genomics, Inc. (a)	80,305	14,714,285
Bruker Corp.	204,660	16,833,285
Maravai LifeSciences Holdings, Inc.	42,527	1,869,912
Nanostring Technologies, Inc. (a)	216,875	13,433,238
Olink Holding AB ADR (a)	82,100	3,068,077
Seer, Inc. (b)	43,916	1,402,677
		51,321,474
Pharmaceuticals - 0.3%
AstraZeneca PLC sponsored ADR	134,936	7,723,737
Elanco Animal Health, Inc. (a)	6,572	239,681
TherapeuticsMD, Inc. (a)	25,465	25,465
		7,988,883

TOTAL HEALTH CARE		185,205,979

INDUSTRIALS - 2.5%
Airlines - 0.3%
Copa Holdings SA Class A (a)(b)	114,875	8,145,786
Commercial Services & Supplies - 0.2%
Copart, Inc. (a)	27,217	4,000,899
Electrical Equipment - 0.0%
Array Technologies, Inc.	17,377	235,285
Professional Services - 0.8%
Verisk Analytics, Inc.	108,364	20,582,658
Road & Rail - 1.2%
CSX Corp.	106,536	3,443,244
Lyft, Inc. (a)	236,938	13,107,410
Uber Technologies, Inc. (a)	372,233	16,177,246
		32,727,900

TOTAL INDUSTRIALS		65,692,528

INFORMATION TECHNOLOGY - 43.5%
Communications Equipment - 0.4%
Cisco Systems, Inc.	183,005	10,132,987
IT Services - 4.0%
Gartner, Inc. (a)	102,862	27,230,657
MasterCard, Inc. Class A	48,600	18,756,684
MongoDB, Inc. Class A (a)	25,852	9,278,800
PayPal Holdings, Inc. (a)	77,546	21,366,249
Square, Inc. (a)	38,837	9,602,837
Twilio, Inc. Class A (a)	4,556	1,702,076
Visa, Inc. Class A	4,051	998,126
Wix.com Ltd. (a)	52,695	15,736,835
		104,672,264
Semiconductors & Semiconductor Equipment - 9.5%
Analog Devices, Inc.	39,619	6,633,013
Applied Materials, Inc.	122,354	17,120,995
ASML Holding NV	37,292	28,593,268
Lam Research Corp.	33,030	21,053,652
Marvell Technology, Inc.	901,882	54,572,880
Micron Technology, Inc.	98,667	7,654,586
NVIDIA Corp.	418,204	81,545,598
NXP Semiconductors NV	79,408	16,389,017
Skyworks Solutions, Inc.	8,239	1,520,178
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	131,831	15,376,768
		250,459,955
Software - 18.2%
Adobe, Inc. (a)	56,663	35,223,421
ANSYS, Inc. (a)	16,658	6,137,807
Aspen Technology, Inc. (a)	107,706	15,753,080
Autodesk, Inc. (a)	34,174	10,974,297
Blend Labs, Inc.	15,600	281,736
Cadence Design Systems, Inc. (a)	101,478	14,983,227
Dropbox, Inc. Class A (a)	20,734	652,914
Duck Creek Technologies, Inc. (a)	1,865	81,929
Dynatrace, Inc. (a)	3,325	212,368
Elastic NV (a)	109,561	16,221,602
Epic Games, Inc. (d)(e)	5,200	4,602,000
HIVE Blockchain Technologies Ltd. (a)	257,134	669,834
Intuit, Inc.	40,981	21,718,701
Manhattan Associates, Inc. (a)	50,578	8,073,766
Microsoft Corp.	995,674	283,677,479
NICE Systems Ltd. sponsored ADR (a)	20,436	5,694,491
Procore Technologies, Inc. (a)(b)	23,700	2,447,736
Salesforce.com, Inc. (a)	101,699	24,604,039
ServiceNow, Inc. (a)	2,500	1,469,725
Stripe, Inc. Class B (a)(d)(e)	7,800	312,975
Synopsys, Inc. (a)	63,565	18,306,084
Workday, Inc. Class A (a)	6,253	1,465,703
Zoom Video Communications, Inc. Class A (a)	15,707	5,938,817
		479,503,731
Technology Hardware, Storage & Peripherals - 11.4%
Apple, Inc.	1,977,152	288,387,388
Samsung Electronics Co. Ltd.	151,172	10,294,426
Western Digital Corp. (a)	27,373	1,777,329
		300,459,143

TOTAL INFORMATION TECHNOLOGY		1,145,228,080

MATERIALS - 0.3%
Paper & Forest Products - 0.3%
Suzano Papel e Celulose SA (a)	793,200	8,234,690
REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
Equinix, Inc.	4,125	3,384,191
TOTAL COMMON STOCKS
(Cost $1,985,532,659)		2,623,584,828

Preferred Stocks - 0.1%
Convertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Internet & Direct Marketing Retail - 0.0%
Reddit, Inc. Series E (d)(e)	2,900	179,203
INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
ByteDance Ltd. Series E1 (d)(e)	8,180	950,434
Semiconductors & Semiconductor Equipment - 0.0%
Tenstorrent, Inc. Series C1 (d)(e)	3,400	202,145
Software - 0.0%
Stripe, Inc. Series H (d)(e)	3,000	120,375
TOTAL INFORMATION TECHNOLOGY		1,272,954

TOTAL CONVERTIBLE PREFERRED STOCKS		1,452,157

Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Waymo LLC:
Series A2 (a)(d)(e)	2,467	226,278
Series B2 (d)(e)	15,200	1,394,174
		1,620,452
TOTAL PREFERRED STOCKS
(Cost $2,948,020)		3,072,609
	Principal Amount	Value

Preferred Securities - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Internet & Direct Marketing Retail - 0.1%
Circle Internet Financial Ltd. 0% (d)(e)(f)	1,758,000	1,758,000
INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Tenstorrent, Inc. 0% (d)(e)(f)	190,000	190,000
TOTAL PREFERRED SECURITIES
(Cost $1,948,000)		1,948,000
	Shares	Value

Money Market Funds - 1.2%
Fidelity Cash Central Fund 0.06% (g)	7,855,444	7,857,015
Fidelity Securities Lending Cash Central Fund 0.06% (g)(h)	24,427,811	24,430,254
TOTAL MONEY MARKET FUNDS
(Cost $32,287,269)		32,287,269
TOTAL INVESTMENT IN SECURITIES - 101.2%
(Cost $2,022,715,948)		2,660,892,706
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(30,333,465)
NET ASSETS - 100%		$2,630,559,241

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $24,506,513 or 0.9% of net assets.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $10,498,048 or 0.4% of net assets.

 (e) Level 3 security

 (f) Security is perpetual in nature with no stated maturity date.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
ByteDance Ltd. Series E1	11/18/20	$896,317
Circle Internet Financial Ltd. 0%	5/11/21	$1,758,000
Epic Games, Inc.	7/13/20 - 3/29/21	$4,292,000
Reddit, Inc. Series E	5/18/21	$123,175
Stripe, Inc. Class B	5/18/21	$313,001
Stripe, Inc. Series H	3/15/21	$120,375
Tenstorrent, Inc. Series C1	4/23/21	$202,145
Tenstorrent, Inc. 0%	4/23/21	$190,000
Waymo LLC Series A2	5/8/20	$211,834
Waymo LLC Series B2	6/11/21	$1,394,174
Zomato Ltd.	12/9/20 - 2/5/21	$225,143

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$7,900
Fidelity Securities Lending Cash Central Fund	63,672
Total	$71,572

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$7,879,973	$480,163,186	$480,185,199	$(668)	$(277)	$7,857,015	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	2,758,369	252,750,238	231,078,353	--	--	24,430,254	0.1%
Total	$10,638,342	$732,913,424	$711,263,552	$(668)	$(277)	$32,287,269

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$677,218,958	$676,268,079	$950,879	$--
Consumer Discretionary	392,888,440	364,317,440	26,771,345	1,799,655
Consumer Staples	38,808,604	22,005,159	16,803,445	--
Energy	39,950,683	39,950,683	--	--
Financials	68,772,330	68,772,330	--	--
Health Care	185,205,979	185,205,979	--	--
Industrials	65,692,528	65,692,528	--	--
Information Technology	1,146,501,034	1,140,313,105	--	6,187,929
Materials	8,234,690	8,234,690	--	--
Real Estate	3,384,191	3,384,191	--	--
Preferred Securities	1,948,000	--	--	1,948,000
Money Market Funds	32,287,269	32,287,269	--	--
Total Investments in Securities:	$2,660,892,706	$2,606,431,453	$44,525,669	$9,935,584

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.7%
Netherlands	3.0%
Cayman Islands	2.1%
India	1.5%
United Kingdom	1.2%
Others (Individually Less Than 1%)	3.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2021
Assets
Investment in securities, at value (including securities loaned of $23,082,405) — See accompanying schedule: Unaffiliated issuers (cost $1,990,428,679)	$2,628,605,437
Fidelity Central Funds (cost $32,287,269)	32,287,269
Total Investment in Securities (cost $2,022,715,948)		$2,660,892,706
Receivable for investments sold		5,490,991
Receivable for fund shares sold		1,451,480
Dividends receivable		174,762
Distributions receivable from Fidelity Central Funds		16,263
Other receivables		27,897
Total assets		2,668,054,099
Liabilities
Payable for investments purchased	$9,738,624
Payable for fund shares redeemed	1,399,976
Accrued management fee	1,090,995
Other payables and accrued expenses	834,728
Collateral on securities loaned	24,430,535
Total liabilities		37,494,858
Net Assets		$2,630,559,241
Net Assets consist of:
Paid in capital		$1,917,030,703
Total accumulated earnings (loss)		713,528,538
Net Assets		$2,630,559,241
Net Asset Value, offering price and redemption price per share ($2,630,559,241 ÷ 129,216,425 shares)		$20.36

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2021
Investment Income
Dividends		$7,776,043
Income from Fidelity Central Funds (including $63,672 from security lending)		71,572
Total income		7,847,615
Expenses
Management fee	$8,758,319
Independent trustees' fees and expenses	6,502
Interest	176
Miscellaneous	1,164
Total expenses before reductions	8,766,161
Expense reductions	(68,609)
Total expenses after reductions		8,697,552
Net investment income (loss)		(849,937)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $807)	115,275,666
Fidelity Central Funds	(668)
Foreign currency transactions	(27,688)
Total net realized gain (loss)		115,247,310
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $21,838)	450,604,965
Fidelity Central Funds	(277)
Assets and liabilities in foreign currencies	961
Total change in net unrealized appreciation (depreciation)		450,605,649
Net gain (loss)		565,852,959
Net increase (decrease) in net assets resulting from operations		$565,003,022

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2021	Year ended July 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(849,937)	$635,271
Net realized gain (loss)	115,247,310	(6,037)
Change in net unrealized appreciation (depreciation)	450,605,649	186,689,154
Net increase (decrease) in net assets resulting from operations	565,003,022	187,318,388
Distributions to shareholders	(4,991,250)	(841,481)
Share transactions
Proceeds from sales of shares	1,548,721,347	1,008,628,171
Reinvestment of distributions	4,991,250	841,481
Cost of shares redeemed	(509,276,228)	(170,885,819)
Net increase (decrease) in net assets resulting from share transactions	1,044,436,369	838,583,833
Total increase (decrease) in net assets	1,604,448,141	1,025,060,740
Net Assets
Beginning of period	1,026,111,100	1,050,360
End of period	$2,630,559,241	$1,026,111,100
Other Information
Shares
Sold	86,429,066	85,930,200
Issued in reinvestment of distributions	329,033	74,239
Redeemed	(29,368,972)	(14,277,141)
Net increase (decrease)	57,389,127	71,727,298

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity OTC K6 Portfolio

Years ended July 31,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$14.29	$10.50	$10.00
Income from Investment Operations
Net investment income (loss)B	(.01)	.02	–C
Net realized and unrealized gain (loss)	6.15	3.81	.50
Total from investment operations	6.14	3.83	.50
Distributions from net investment income	(.01)	(.01)	–
Distributions from net realized gain	(.06)	(.02)	–
Total distributions	(.07)	(.04)D	–
Net asset value, end of period	$20.36	$14.29	$10.50
Total ReturnE,F	43.11%	36.54%	5.00%
Ratios to Average Net AssetsG,H
Expenses before reductions	.50%	.50%	.50%I
Expenses net of fee waivers, if any	.50%	.50%	.50%I
Expenses net of all reductions	.50%	.49%	.50%I
Net investment income (loss)	(.05)%	.16%	.08%I
Supplemental Data
Net assets, end of period (000 omitted)	$2,630,559	$1,026,111	$1,050
Portfolio turnover rateJ	36%K	102%K	5%L

 A For the period June 13, 2019 (commencement of operations) to July 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total distributions per share do not sum due to rounding.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

 L Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2021

1. Organization.

Fidelity OTC K6 Portfolio (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, redemptions in kind, net operating losses and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$669,756,773
Gross unrealized depreciation	(35,628,205)
Net unrealized appreciation (depreciation)	$634,128,568
Tax Cost	$2,026,764,138

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$36,817,186
Undistributed long-term capital gain	$43,416,828
Net unrealized appreciation (depreciation) on securities and other investments	$634,129,252

The tax character of distributions paid was as follows:

	July 31, 2021	July 31, 2020
Ordinary Income	$4,215,020	$ 841,481
Long-term Capital Gains	776,230	–
Total	$4,991,250	$ 841,481

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity OTC K6 Portfolio	843,179,236	604,342,793

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity OTC K6 Portfolio	4,189,900	33,010,502	73,155,655

Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity OTC K6 Portfolio	47,775,932	884,784,797

Prior Year Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity OTC K6 Portfolio	50,852,272	617,860,752

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .50% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity OTC K6 Portfolio	$7,796

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity OTC K6 Portfolio	Borrower	$6,563,000.32%		$176

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity OTC K6 Portfolio	141,112,947	23,313,545

Prior Fiscal Year Affiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity OTC K6 Portfolio	16,726,406	170,107,551

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. Effective during January 2021, commitment fees are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

Amount
Fidelity OTC K6 Portfolio	$552

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity OTC K6 Portfolio	$6,750	$1,427	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $68,602 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $7.

9. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity OTC K6 Portfolio

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity OTC K6 Portfolio (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period ended and the financial highlights for each of the two years in the period ended and for the period from June 13, 2019 (commencement of operations) through July 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from June 13, 2019 (commencement of operations) through July 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 13, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 314 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2021 to July 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Expenses Paid During Period-B February 1, 2021 to July 31, 2021
Fidelity OTC K6 Portfolio	.50%
Actual		$1,000.00	$1,181.00	$2.70
Hypothetical-C		$1,000.00	$1,022.32	$2.51

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity OTC K6 Portfolio voted to pay on September 13, 2021, to shareholders of record at the opening of business on September 10, 2021, a distribution of $0.624 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2021, $ 44,176,211, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 99.73% and 97.77% of the short-term capital gain dividends distributed in September and December, respectively during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates 43% and 100% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 49% and 100% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1% of the dividend distributed in September, during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity OTC K6 Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity OTC K6 Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods ended September 30 (June 30 for the period ended 2019) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked is also included in the chart and was considered by the Board.

Fidelity OTC K6 Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the fund, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the fund's total expense ratio ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

OTC-K6-ANN-0921
1.9893897.102

Item 2.

Code of Ethics

As of the end of the period, July 31, 2021, Fidelity Securities Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Growth K6 Fund, Fidelity Flex Large Cap Growth Fund, Fidelity OTC K6 Portfolio, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Series Blue Chip Growth Fund, Fidelity Series Real Estate Income Fund and Fidelity Series Small Cap Opportunities Fund (the “Funds”):

Services Billed by Deloitte Entities

July 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Growth Fund	$65,900	$-	$20,900	$1,500
Fidelity Blue Chip Growth K6 Fund	$44,000	$-	$14,600	$1,000
Fidelity Flex Large Cap Growth Fund	$45,000	$-	$5,200	$1,100
Fidelity OTC K6 Portfolio	$61,400	$-	$37,500	$1,500
Fidelity OTC Portfolio	$62,600	$-	$41,100	$1,500
Fidelity Real Estate Income Fund	$80,200	$-	$10,400	$1,900
Fidelity Series Blue Chip Growth Fund	$63,700	$-	$9,200	$1,500
Fidelity Series Real Estate Income Fund	$70,100	$-	$10,400	$1,700
Fidelity Series Small Cap Opportunities Fund	$38,800	$-	$9,000	$1,000

July 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Growth Fund	$85,000	$-	$7,100	$1,400
Fidelity Blue Chip Growth K6 Fund	$44,900	$-	$5,700	$900
Fidelity Flex Large Cap Growth Fund	$45,900	$-	$5,700	$900
Fidelity OTC K6 Portfolio	$62,700	$-	$8,500	$1,300
Fidelity OTC Portfolio	$67,800	$-	$8,800	$1,300
Fidelity Real Estate Income Fund	$81,300	$100	$10,400	$1,600
Fidelity Series Blue Chip Growth Fund	$64,800	$-	$7,400	$1,300
Fidelity Series Real Estate Income Fund	$71,500	$100	$9,000	$1,500
Fidelity Series Small Cap Opportunities Fund	$39,200	$-	$7,200	$800

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity Leveraged Company Stock Fund, Fidelity Small Cap Growth Fund, Fidelity Small Cap Growth K6 Fund and Fidelity Small Cap Value Fund (the “Funds”):

Services Billed by PwC

July 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Value Fund	$41,300	$4,000	$8,100	$1,400
Fidelity Dividend Growth Fund	$49,300	$4,600	$8,100	$1,700
Fidelity Growth & Income Portfolio	$55,800	$5,300	$10,200	$1,900
Fidelity Leveraged Company Stock Fund	$41,200	$4,200	$10,300	$1,500
Fidelity Small Cap Growth Fund	$49,300	$4,000	$8,100	$1,400
Fidelity Small Cap Growth K6 Fund	$41,100	$3,700	$7,900	$1,300
Fidelity Small Cap Value Fund	$42,600	$4,100	$8,300	$1,500

July 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Value Fund	$42,200	$3,900	$8,500	$1,600
Fidelity Dividend Growth Fund	$50,200	$4,500	$9,000	$1,900
Fidelity Growth & Income Portfolio	$56,800	$5,200	$10,800	$2,100
Fidelity Leveraged Company Stock Fund	$42,100	$4,100	$10,300	$1,700
Fidelity Small Cap Growth Fund	$65,000	$4,000	$8,700	$1,600
Fidelity Small Cap Growth K6 Fund	$46,000	$3,600	$8,700	$1,500
Fidelity Small Cap Value Fund	$44,500	$4,000	$8,300	$1,700

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	July 31, 2021A	July 31, 2020A
Audit-Related Fees	$-	$-
Tax Fees	$-	$3,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	July 31, 2021A	July 31, 2020A
Audit-Related Fees	$8,959,700	$8,940,200
Tax Fees	$11,200	$20,800
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	July 31, 2021A	July 31, 2020A
Deloitte Entities	$692,600	$585,600
PwC	$14,375,200	$14,347,900

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to

be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Securities Fund

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	September 21, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	September 21, 2021

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	September 21, 2021